UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER:	811-05443

EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER:	Calamos Investment Trust

ADDRESS OF PRINCIPAL EXECUTIVE OFFICES:	2020 Calamos Court, Naperville
Illinois 60563-2787

NAME AND ADDRESS OF AGENT FOR SERVICE:	John P Calamos, Sr., Founder, Chairman and
Global Chief Investment Officer
Calamos Advisors LLC
2020 Calamos Court,
Naperville, Illinois
60563-2787

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE:	(630) 245-7200

DATE OF FISCAL YEAR END:	October 31, 2020

DATE OF REPORTING PERIOD:	November 1, 2019 through October 31, 2020

ITEM 1. REPORT TO SHAREHOLDERS.

TIMELY INFORMATION INSIDE

Visit www.calamos.com/paperless to enroll. You can view shareholder communications, including fund prospectuses, annual reports and other shareholder materials online long before the printed publications arrive by traditional mail.

Family of Funds

ANNUAL REPORT OCTOBER 31, 2020

Alternative

Calamos Market Neutral Income Fund

Calamos Hedged Equity Fund

Calamos Phineus Long/Short Fund

Convertible

Calamos Convertible Fund

Calamos Global Convertible Fund

U.S. Equity

Calamos Timpani Small Cap Growth Fund

Calamos Timpani SMID Growth Fund

Calamos Growth Fund

Calamos Growth and Income Fund

Calamos Dividend Growth Fund

Calamos Select Fund (formerly, Calamos Opportunistic Value Fund)

Global Equity

Calamos International Growth Fund

Calamos Evolving World Growth Fund

Calamos Global Equity Fund

Calamos Global Growth and Income Fund

Fixed Income

Calamos Total Return Bond Fund

Calamos High Income Opportunities Fund

Calamos Short-Term Bond Fund

Beginning on March 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds' shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by calling 800.582.6959. If you own these shares through a financial intermediary, you may contact your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 800.582.6959. If you own these shares through a financial intermediary, you may contact your financial intermediary or follow instructions included with this disclosure to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the fund complex or your financial intermediary.

Experience and Foresight

About Calamos Investments

For over 40 years, we have helped investors like you manage and build wealth to meet long-term objectives. Because investors have different time horizons, risk tolerances and goals, we offer funds to suit a variety of asset allocation needs. Our 18 mutual funds include equity, fixed income, convertible and alternative funds. We offer U.S. funds as well as global and international choices.

We are dedicated to helping our clients build and protect wealth. We understand when you entrust us with your assets, you also entrust us with your achievements, goals and aspirations. We believe we best honor this trust by making investment decisions guided by integrity, discipline and our conscientious research.

We believe an active, risk-conscious approach is essential for wealth creation. In our early years, we pioneered the use of convertible securities as a means to control risk in volatile markets. We followed with strategies that combine convertibles and stocks, with the aim of participating in equity market upside with potentially less volatility than an all-stock portfolio. In 1990, we introduced our first stock fund, which invests in growth companies both large and small. Across our funds, our investment process seeks to manage risk at multiple levels and draws upon our experience investing through many market cycles. In a rapidly changing environment, we believe that this active management is essential.

We are global in our perspective. We believe globalization offers tremendous opportunities for countries and companies all over the world. In our U.S., global and international portfolios, we are seeking to capitalize on the potential growth of the global economy.

We believe there are opportunities in all markets. Our history traces back to the 1970s, a period of significant volatility and economic concerns. Since then, we have invested through the ebb and flow of multiple markets, each with its own set of challenges. Out of this experience comes our belief that the flipside of volatility is opportunity.

TABLE OF CONTENTS

Letter to Shareholders	1
The Funds
Calamos Market Neutral Income Fund	4
Calamos Hedged Equity Fund	9
Calamos Phineus Long/Short Fund	12
Calamos Convertible Fund	20
Calamos Global Convertible Fund	24
Calamos Timpani Small Cap Growth Fund	27
Calamos Timpani SMID Growth Fund	31
Calamos Growth Fund	35
Calamos Growth and Income Fund	39
Calamos Dividend Growth Fund	44
Calamos Select Fund (formerly, Calamos Opportunistic Value Fund)	47
Calamos International Growth Fund	51
Calamos Evolving World Growth Fund	55
Calamos Global Equity Fund	59
Calamos Global Growth and Income Fund	64
Calamos Total Return Bond Fund	68
Calamos High Income Opportunities Fund	72
Calamos Short-Term Bond Fund	77
Expense Overview	81
Schedules of Investments	85
Statements of Assets and Liabilities	171
Statements of Operations	176
Statements of Changes In Net Assets	180
Notes to Financial Statements	186
Financial Highlights	220
Report of Independent Registered Public Accounting Firm	275
Trustee Approval of Management Agreement	277
Trustees and Officers	282
Tax Information	285

Letter to Shareholders

JOHN P. CALAMOS, SR.

Founder, Chairman and Global Chief Investment Officer

Dear Fellow Shareholder:

Welcome to your annual report for the 12-month period ended October 31, 2020. In this report, you will find commentary from the Calamos portfolio management teams, as well as a listing of portfolio holdings, financial statements and highlights, and detailed information about the performance and positioning of the Calamos Funds.

Market Review

The 12 months ending October 31, 2020 have been an extraordinary time for investors. As the reporting period began, market sentiment was generally upbeat as investors focused on supportive Federal Reserve policy and signs of progress in U.S.-China trade negotiations. The tide changed dramatically soon after the start of 2020, as Covid-19 swept across the globe. As countries sought to contain the pandemic through lockdowns and social distancing, economic activity and markets plummeted. U.S. and global stock markets both fell more than 30% in the span of a few weeks,1 oil prices plunged as demand collapsed, and U.S. Treasury yields reached new lows as investors turned to investments with greater perceived safety.

Central banks and governments took decisive steps in response to the rapidly unfolding global health crisis. Sweeping measures provided market liquidity and support to businesses and households. Investor sentiment improved quickly as a result, and financial markets rebounded dramatically.2 Global economies began to reopen, with monetary and fiscal policy providing tailwinds to recovery. Yet, even during this upswing, markets remained volatile due to uncertainty surrounding the pandemic and the potential fiscal policy impacts of looming U.S. elections.

Outlook

2020 has been unprecedented in its challenges, but it has also provided many examples that illustrate the ingenuity and adaptability of humankind, as well as the resilience of the global economy and markets. At the time of this writing, companies are releasing exciting announcements about the high efficacy of vaccine trials. GDP numbers and many other data points provide an encouraging picture of an economic recovery that may proceed faster than many expected. Many businesses are exceeding the earnings expectations of Wall Street analysts, significant numbers of people are returning to work, mortgage rates are low, and consumer balance sheets

www.calamos.com

Letter to Shareholders

are in good shape. U.S. election results point to a divided Washington D.C., which can set the stage for more moderate economic plans that support job creation and the health of businesses of all sizes, and by extension investment opportunities.

As always, fiscal policy will have a significant impact on the economic environment. For example, in the U.S., not all segments of the economy are healing at an even pace and many households and businesses remain under pressure. Covid-19 cases continue to rise, putting more strain not only on health care systems, but also economies and households. Appropriate fiscal policy and levels of regulation will be key to navigating the many challenges that still lie ahead.

We are entering a new period of opportunity in the global financial markets. Throughout much of 2020, a handful of large-cap technology companies enjoyed the lion's share of market attention. As the recovery continues and the world makes meaningful strides toward defeating Covid-19, a very different landscape can quickly emerge, with new investment themes gaining strength. This is an environment that favors risk-aware bottom-up security selection, guided by rigorous fundamental research and an understanding of the thematic forces shaping the world.

The Importance of Long-Term Perspective

Over recent weeks, we have seen quick swings in the market and expect the next months to bring continued volatility, including leadership rotation, episodic selloffs and rebounds. November's U.S. election results and recent vaccine news give greater clarity, but the markets will grapple with uncertainty related to the timing of vaccine rollouts, as well as the specifics of fiscal policy changes under a new presidential administration.

Since I began investing in the difficult financial markets of the 1970s, I have learned that volatility creates opportunity for those who are prepared, disciplined and guided by long-term focus. Our teams are staying focused on long-term fundamentals and actively using volatility to enhance the risk/reward characteristics of the Calamos Funds.

As always, I'd caution investors against letting emotion drive investment decisions. Making moves based on either fear or greed, without a longer-term plan, increases the likelihood of getting whipsawed in volatile markets. Instead, work with your investment professional to ensure that your asset allocation makes sense for your risk tolerance and investment objectives. In rotational and volatile markets, diversification is especially important, and your investment professional may recommend making strategic enhancements to your asset allocation to capitalize on evolving opportunities. For example, your investment professional may discuss the potential benefits of investing in funds that provide exposure to relatively less followed asset classes, such as international and emerging market equities, and small-cap stocks.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Letter to Shareholders

Having a solid foundation of risk-managed funds in your asset allocation can make it easier to stay invested through periods of volatility and limit the dangerous temptation to time the market. With this in mind, your investment professional may suggest funds that are managed to provide lower-volatility participation in the U.S. or global stock market—for example, Calamos funds that invest in convertible securities or in convertible securities and stocks. Or, your conversations could focus on adding Calamos alternative funds to either your equity or fixed income allocation. Compared to traditional long-only funds, our alternative strategies can utilize different levers for managing risk and reward, which makes them compelling choices for diversification. This report provides an introduction to these capabilities, and you can learn more by visiting calamos.com.

In closing, all of us at Calamos Investments thank you for your trust. We are honored you have chosen the Calamos Funds to help you achieve your asset allocation goals.

Sincerely,

John P. Calamos, Sr.
Founder, Chairman and Global Chief Investment Officer

Before investing, carefully consider a fund's investment objectives, risks, charges and expenses. Please see the prospectus containing this and other information or call 800.582.6959. Please read the prospectus carefully. Performance data represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. Opinions are as of the publication date, subject to change and may not come to pass. Information is for informational purposes only and shouldn't be considered investment advice.

Diversification and asset allocation do not guarantee a profit or protection against a loss.

1  The MSCI All Country World Index is a measure of global stock market performance, which returned -33.60% from February 20, 2020 to March 23, 2020. The S&P 500 Index is a measure of the U.S. stock market, which returned -33.79% from February 20, 2020 to March 23, 2020. The MSCI Emerging Market Index is a measure of emerging market equity performance, which returned -31.15% from February 20, 2020 to March 23, 2020. February 20, 2020 represents a peak in the S&P 500 and March 23, 2020 represents a trough.

2  From March 24, 2020 to October 31, 2020, the MSCI All Country World Index returned 45.52%, the S&P 500 Index returned 47.71%, and the MSCI Emerging Market Index returned 48.27%. The ICE BofA All U.S. Convertibles Index represents the U.S. convertible securities market. The index returned 52.73% from March 24, 2020 to October 31, 2020. The Refinitiv Global Convertible Bond Index is designed to broadly represent the global convertible bond market. The index returned 41.43% from March 24, 2020 to October 31, 2020. The Bloomberg Barclays U.S. High Yield 2% Issuer Capped Index measures the performance of high yield corporate bonds with a maximum allocation of 2% to any one issuer. The index returned 25.99% from March 24, 2020 to October 31, 2020. The Bloomberg Barclays U.S. Aggregate Bond Index is considered generally representative of the U.S. investment-grade bond market. The index returned 5.22% from March 24, 2020 to October 31, 2020.

Source: Lipper, Inc and Mellon Analytical Solutions, LLC. Unmanaged index returns assume reinvestment of any and all distributions and, unlike fund returns, do not reflect fees, expenses or sales charges. Investors cannot invest directly in an index. Returns are in U.S. dollar terms.

Investments in overseas markets pose special risks, including currency fluctuation and political risks. These risks are generally intensified for investments in emerging markets. Countries, regions, and sectors mentioned are presented to illustrate countries, regions, and sectors in which a fund may invest. Fund holdings are subject to change daily. The Funds are actively managed. The information contained herein is based on internal research derived from various sources and does not purport to be statements of all material facts relating to the securities mentioned. The information contained herein, while not guaranteed as to accuracy or completeness, has been obtained from sources we believe to be reliable. There are certain risks involved with investing in convertible securities in addition to market risk, such as call risk, dividend risk, liquidity risk and default risk, which should be carefully considered prior to investing.

This information is being provided for informational purposes only and should not be considered investment advice or an offer to buy or sell any security in the portfolio. Investments in alternative strategies may not be suitable for all investors.

www.calamos.com

Calamos Market Neutral Income Fund

OVERVIEW

The Fund combines two complementary strategies with different responses to volatility: convertible arbitrage seeks alpha and uncorrelated returns, while hedged equity provides income from options writing and upside participation.

KEY FEATURES

■  Generates returns not dependent on interest rates, a key differentiator from traditional bond strategies.

■  Employs an absolute-return strategy with historically lower beta to fixed income and equity markets as well as lower volatility and limited drawdowns.

■  As one of the first alternative mutual funds, capitalizes on more than four decades of experience in the convertible space.

PORTFOLIO FIT

The Fund may provide potential diversification, particularly in a low interest-rate environment.

FUND NASDAQ SYMBOLS

A Shares	CVSIX
C Shares	CVSCX
I Shares	CMNIX
R6 Shares	CVSOX

FUND CUSIP NUMBERS

A Shares	128119203
C Shares	128119849
I Shares	128119880
R6 Shares	128120342

CALAMOS MARKET NEUTRAL INCOME FUND

INVESTMENT TEAM DISCUSSION

Please discuss the Fund's strategy and role within an asset allocation.

Launched more than 30 years ago, Calamos Market Neutral Income Fund represents one of the first liquid alternative mutual funds and blends two main strategies—convertible arbitrage and covered call writing—with the aim of monetizing volatility. In addition to offering an attractive historical risk/reward profile, the Fund may enhance long-term portfolio diversification potential, especially in relation to fixed income securities.

Recently, bouts of historically elevated equity volatility underscore the value of diversification. Calamos Market Neutral Income Fund is designed to:

■  Potentially enhance an investor's fixed income allocation.

■  Actively pursue equity market upside while hedging downside risk.

The end goal is consistent absolute total return over varying market cycles.

How has the Fund performed?

For the 12-month period ended October 31, 2020, Calamos Market Neutral Income Fund returned 3.51% (Class I Shares at net asset value) versus a 7.08% return for the Bloomberg Barclays US Government/Credit Bond Index and 0.71% increase for the FTSE 30-Day US Treasury Bill Index.

For the 1-year, 3-year, 5-year and 10-year periods ended October 31, 2020, the Fund's I shares return ranked in the 32nd, 25th, 15th and 1st percentiles, respectively, in the Morningstar Market Neutral category peer group.*

What factors influenced performance?

The reporting period saw significant market swings that created opportunities for both the convertible arbitrage and hedged equity strategies within the Fund. The period began with the equity market setting all-time highs right up until the COVID-19 crisis mushroomed into a pandemic in mid-February. In a matter of days, the S&P 500 Index surrendered three years of gains. Unprecedented monetary and fiscal stimulus arrived to the rescue in late March, and equity markets regained lost ground and retested all-time highs by the end of the reporting period.

The extreme volatility was seen in the Cboe Volatility Index (VIX), which increased from 13.11 at the beginning of the period to 82.69 on March 16 before falling to 38.02 at the end of the period on October 31.

The 33.79% S&P 500 decline from February 20 to March 23 provided headwind to the hedged equity portion of the Fund in the first half of the period. The Fund benefited from its put protection and short call options, but the equity basket fell below that call and put option protection. The Fund also benefited from the active management of our option trading, which enabled us to take profits in the calls after

*  Data is as of 10/31/20. Morningstar category percentile rankings are based on annualized total returns for the 1-year, 3-year, 5-year and 10-year periods. Calamos Market Neutral Income Fund Class I Shares were in the 32nd, 25th, 15th and 1st percentiles of 107, 101, 76 and 22 funds for the 1-year, 3-year, 5-year and 10-year periods, respectively, for the Morningstar Market Neutral category.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Market Neutral Income Fund

the market decline while maintaining the existing put protection. This means we were able to "clear a runway," so that we could participate in more of the market rebound (S&P 500 +47.71% from March 24 to October 31) than was given up during the pullback.

The convertible arbitrage portion benefited from increasing volatility and a significant increase in new convertible issuance. According to ICE BofA, $90.1 billion of new convertible issuance was brought to market in 2020 through October 31. This amount far surpassed the $53.1 billion in the full calendar year 2019 and put 2020 on pace to exceed the most calendar year new issuance witnessed since before 1998. The new convertibles issued during the period were attractive for convertible arbitrage as they represented the balanced portion of the market, which when combined with elevated volatility, increased opportunities for trade rebalancing. In addition, much of the new issuance was brought to market at a discount to the convertible's theoretical valuation, providing an opportunity for pricing arbitrage.

Elevated option skew flattened during the reporting period. The Credit Suisse "Fear Barometer" Index, an index that compares the relative value of calls versus puts and is useful for measuring option skew, began the period at 25.24 and finished the period at 22.23, above the near 20 historical long-term average of the index, though it had declined to 14.38 on March 12. While the above-average option skew provided an attractive opportunity to improve the strategy's risk/reward profile by using call and put spreads, the Fund's "North Star" trade of selling 80% calls against 40% puts became increasingly more attractive as skew flattened.

In response to COVID-19, the Federal Reserve reduced interest rates to near zero and initiated further quantitative easing activities. These actions moved U.S. interest rates sharply lower across the yield curve. The 3-year U.S. Treasury yield declined from 1.52% to 0.19%, the 5-year U.S. Treasury yield dropped from 2.98% to 0.38%, and the 10-year U.S. Treasury yield declined from 1.69% to 0.88%. While the Fund won't have significant interest-rate exposure, this generally also means that it won't have interest-rate opportunity. Declining interest rates over the reporting period supported the Bloomberg Barclay's Government Credit Index outperformance relative to the Fund.

How is the Fund positioned?

At the end of the reporting period, the Fund had 57.7% in convertible arbitrage and 41.5% in covered call writing. Our allocation to convertible arbitrage is at its highest weighting in years, driven by bottom-up convertible arbitrage opportunity and market appreciation in several in-the-money convertibles. The heavy level of new convertible issuance this year (more than $90 billion in the U.S. through October) has created plenty of opportunity for the arbitrage strategy.

The strong pace of new convertible issuance has provided substantial opportunities because a high percentage of these new convertibles trade well in the secondary market. Historically, there's embedded cheapness in a newly issued convertible given that issuers need to price the new convertible at a discount to fair value to bring all that paper to the market at once. This includes a significant but manageable allocation

SECTOR WEIGHTINGS

Information Technology	30.7%
Consumer Discretionary	18.5
Health Care	11.6
Communication Services	11.3
Financials	6.3
Other	5.1
Industrials	4.9
Utilities	3.5
Consumer Staples	3.2
Real Estate	2.3
Materials	1.5
Energy	1.1

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

www.calamos.com

Calamos Market Neutral Income Fund

to areas that have faced the stiffest COVID-19 pressures, such as travel and retail names. Many of these came to market with some of the cheapest valuations seen since 2009 and are still attractive despite the appreciation they've seen since. By being selective and avoiding convertibles either mispriced or aggressively priced, we can benefit when the new convertibles trade closer to fair value on their first day of trading in the secondary market. In addition, many repeat convertible issuers bring new convertibles to market and repurchase their older issues. This enables the portfolio to sell existing convertibles at or above fair value while also purchasing convertibles below fair value. Elevated volatility has also improved the opportunity set for convertible arbitrage in that it provides more opportunity to profit from hedge rebalancing.

Given increased expected volatility as we continue to deal with another wave of COVID-19, we have positioned the hedged equity portion of our portfolio toward the lower range of its equity sensitivity profile while providing an attractive opportunity to capture net option premium. We expect that this level of hedge will remain broadly similar in the near term, barring a major change in equity or option markets. In the current environment, we have found it challenging to build skew in our hedges, though we expect more skew to be added as volatility settles. In addition to the long puts that we always maintain in the portfolio, we also found it attractive to utilize put spreads by selling deep out-of-the money puts and buying closer-to-the-money puts. The positioning provided an attractive upside/downside risk portfolio.

What are your closing thoughts for Fund shareholders?

The Calamos Market Neutral Income Fund celebrated its 30th anniversary on September 4, 2020. For three decades, the Fund has provided a time-tested approach for delivering consistent positive results with minimal correlation to traditional risk exposures found in other securities with similar volatility attributes. Many have successfully used the Fund to diversify their bond portfolios away from interest-rate exposure, capitalize on elevated equity volatility, and realize risk-managed performance that provides ballast to their portfolios. An allocation to the Fund in an investment portfolio can provide a means to reduce equity sensitivity as the Fund has traditionally provided bond-like returns with bond-like risk attributes.

The current market environment has provided market and credit stability with pockets of equity volatility, which has proved to be an attractive setting for both convertible arbitrage and hedged equity strategies. We believe the current market backdrop has the potential to provide the Fund with a strong finish to 2020, through the Fund is well positioned in the event that the markets were to experience a non-financial panic sell-off.

The returns on the Fund are not interest-rate-path dependent. While bonds have performed strongly as interest rates have declined, Calamos Market Neutral Income Fund has performed well despite not having the duration exposure. The Fund benefits from "volatility in volatility" and heightened periods of volatility are expected from a variety of potential sources including COVID-19-related issues, trade disputes, decelerating global growth and geopolitical tensions.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Market Neutral Income Fund

ANNUALIZED RETURN: SINCE INCEPTION (5/10/00) THROUGH 10/31/20

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund's Class I shares at net asset value. The Fund also offers Class A, Class C and Class R6 shares, the performance of which may vary. Source: State Street Corporation, Lipper, Inc., and Mellon Analytical Solutions, LLC.

*  Annual returns for Class I shares are provided because Class I shares represent the largest percentage of assets in the Calamos Family of Funds.

www.calamos.com

Calamos Market Neutral Income Fund

GROWTH OF $1,000,000: FOR THE 10-YEAR PERIOD ENDED 10/31/20

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/20

	1 YEAR	5 YEARS	10 YEARS OR ^SINCE INCEPTION
Class A Shares – Inception 9/4/90
Without Sales Charge	3.27%	3.85%	3.82%
With Sales Charge	0.94	2.85	3.32
Class C Shares – Inception 2/16/00
Without Sales Charge	2.46	3.09	3.05
With Sales Charge	1.46	3.09	3.05
Class I Shares – Inception 5/10/00	3.51	4.12	4.08
Class R6 Shares – Inception 6/23/20^			1.95

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 2/28/20, the Fund's gross expense ratio for Class A shares is 1.26%; Class C shares is 2.01%, Class I shares is 1.01% and Class R6 shares is 0.93% (as of prospectus dated 6/23/20). The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†  Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results and was in effect until March 31, 2000. Load-adjusted returns are adjusted for the maximum front-end sales load of 2.75% for Class A shares and returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The Bloomberg Barclays U.S. Government/Credit Index is comprised of long-term government and investment-grade corporate debt securities and is generally considered representative of the performance of the broad U.S. bond market. The FTSE 30 Day Treasury Bill Index is an unmanaged index generally considered representative of the performance of short-term money instruments. U.S. Treasury Bills are backed by the full faith and credit of the U.S. government and offer a guarantee as to the repayment of principal and interest at maturity.

The Cboe Volatility Index (VIX) is a leading measure of market expectations of near-term volatility conveyed by S&P 500 Index (SPX) option prices.

The Morningstar Market Neutral Category represents funds that attempt to eliminate the risks of the market by holding 50% of assets in long positions in stocks and 50% of assets in short positions.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

The Fund's use of derivative instruments involves investment risks and transaction costs to which the Fund would not be subject absent the use of these instruments and, accordingly, may result in losses greater than if they had not been used. Derivative instruments can be illiquid, may disproportionately increase losses and may have a potentially large impact on Fund performance.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Hedged Equity Fund

CALAMOS HEDGED EQUITY FUND

INVESTMENT TEAM DISCUSSION

Fund Strategic approach and Role in a Portfolio

The Fund's strategy blends a core long equity portfolio with an actively managed options overlay. Tactical management creates opportunities to add alpha via option market dynamics and equity market volatility. The Fund seeks to take advantage of opportunities the market presents, focusing on being favorably positioned for as many outcomes as possible.

In 2020, Calamos Hedged Equity Fund, positioned as an equity substitute, sought to provide better upside/downside asymmetry than long-only equities while dampening volatility on its equity sleeve. The Fund's investment approach this year was highly responsive to dynamic market conditions, which was a key differentiator versus peers who utilized less actively managed options-based strategies.

How has the Fund performed?

True to its risk-managed design, Calamos Hedged Equity Fund participated in the equity market's upside with significantly less risk versus long-only equities, thanks to our hedging strategy. Throughout a volatile 2020, the Fund maintained an approximate 0.45 beta, which is a little bit less than the historical beta of 0.52 since Fund inception versus the S&P 500 Index as of October 31, 2020.

For the 12 months ended October 31, 2020, Calamos Hedged Equity Fund gained 5.09% (Class I shares at net asset value) versus the S&P 500 Index gain of 9.71% and the Bloomberg Barclays US Aggregate Bond Index increase of 6.19%. Since its inception on December 31, 2014, the Fund gained 5.37% on an annualized basis (Class I shares at net asset value), versus 10.46% for the S&P 500 Index and 3.69% for the Bloomberg Barclays US Aggregate Bond Index.

What factors influenced performance during the reporting period?

2020 was a year to "Expect the Unexpected!" Oil prices went negative for the first time in history; COVID-19 cases continued to spike, though with the promise of vaccines on the horizon; aggressive global monetary policy became the new normal; a challenging employment picture hearkened back to the Great Financial Crisis and even the Great Depression, and if all that wasn't enough, we slogged through one of the most contentious U.S. presidential elections in history.

The unprecedented market volatility reflected this. The VIX started 2020 as a teen, weighing in at 13, but in a flash skyrocketed to an alarming 82 by mid-March 2020. While the market pundits tried to figure out what letter of the alphabet best described a potential recovery, our active management approach enabled us to navigate and "monetize this volatility" through frequent rebalancing of our option hedges. We saw an upward kink in the S&P 500 option-pricing term structure at the end of October, as the implied-volatility term structure continues to ramp up well past the hotly contested presidential election on November 3. However, it doesn't stop there as forward volatility continues to rise past that date and well into 2021, with July 2021 VIX Futures pricing a 25 VIX. With the VIX Futures curve plotting well above its historical mean of 18.50, we can surmise that the options markets are currently pricing in or implying potentially violent moves well into 2021. All of the above adds up to a more challenging environment for the investment team. The more typical market-up/volatility-down environment is theoretically more comfortable to add hedge and

OVERVIEW

The Fund blends a core long-equity portfolio with an actively managed option overlay. Tactical management creates opportunities to add alpha from option market dynamics and equity market volatility.

KEY FEATURES

■  Our investment approach is highly responsive to dynamic market conditions, unlike many less-active option-based strategies.

■  The investment team seeks to take advantage of opportunities the market presents, with a focus on being favorably positioned for as many outcomes as possible.

PORTFOLIO FIT

The Fund's options-based risk-management strategy can provide upside participation in equity markets while limiting downside exposure, thereby improving the quality of the ride.

FUND NASDAQ SYMBOLS

A Shares	CAHEX
C Shares	CCHEX
I Shares	CIHEX

FUND CUSIP NUMBERS

A Shares	128120698
C Shares	128120680
I Shares	128120672

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Calamos Hedged Equity Fund

SECTOR WEIGHTINGS

Information Technology	28.3%
Health Care	14.2
Consumer Discretionary	12.5
Communication Services	11.8
Financials	10.5
Industrials	8.4
Consumer Staples	7.3
Other	3.8
Utilities	3.1
Materials	2.7
Real Estate	2.5
Energy	2.3

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

navigate because option prices cheapen as the market rises. Adding a hedge is a lot easier in that type of volatility market. We have the inverse of what we would expect, market-up/volatility-up, which makes it more challenging to maintain the risk/reward we're accustomed to, especially as the market continues to grind higher.

With this elevated volatility comes an expectation that the S&P 500 Index could experience +/-1.25% intra-day ranges. The higher volatility and skew, in turn, makes put and call spreads more appealing, as we look to capture 45% to 55% upside and limit downside capture to 30% to 40%, ultimately driving better risk-adjusted returns for the Fund.

How is the Fund positioned?

The options market recent landscape allowed us to structure our hedge, emphasizing better performance on the tails. This positioning provided additional mitigation over and above our average 40% to 50% put notional minimum while also adding upside participation potential. The trade-off was a reduction in the net income we received from selling calls above our put cost. With the Fund's defensive mandate, and given the low volatility and high skew* in the options market, we felt this trade-off was warranted and opportunistic. More recently, higher volatility (the VIX at 25) and flatter option skew have made our "North Star" baseline trade appealing. With the resurgence of market volatility, options pricing now allows us to sell call options at approximately 3% to 5% out of the money, representing more attractive price levels than the protective puts being purchased at about 5% out of the money. This aligns with our traditional "North Star" trade mechanics of selling out-of-the-money (OTM) calls versus buying OTM puts.

We continue to use rallies to replace some of our put hedges with long put spreads, which appeared attractive. The Fund's net put representation at the end of the period was 44%, with an average strike of 2,772 (15% OTM). Our call positioning included a call write of 44%, gross short calls of -87%, and gross long calls of 42% at the end of the period. In this case, gross long calls were lower than in the past. At the end of the reporting period and relative to the S&P 500 Index, our sector positioning was slightly overweight to the consumer discretionary and information technology sectors. The portfolio had slight underweight positioning to the materials, financials, consumer staples, real estate, and materials sectors. The Fund's market-cap positioning relative to the S&P 500 Index maintained a heavier relative weight to larger-capitalization (>$25 billion) holdings and lighter weight to small and mid-capitalization ($1 to $25 billion) companies.

What closing thoughts do you have for Fund shareholders?

As the equity markets challenge all-time highs, we have to be conscious that markets don't go straight up without a healthy decline now and then. Sometimes these downturns can enter correction territory (declines >10%) as we saw in Q1 of 2020, and sometimes they are less scary pullbacks (declines <10%). From the end of the correction, March 23, the S&P 500 Index gained about 48% by period end. During that time, the most significant decline has been less than 2%, within the expected intraday range of roughly 1.5%. With the latest earnings season winding down, vaccine efficacy rates above 90%, and election results contested but becoming evident, we expect equity markets to stay volatile well into 2021, which makes us enthusiastic about our current positioning in the Fund. Should equity markets advance, the Fund is poised to participate in the upside while also providing an enhanced income stream from well-positioned call spreads and our tracking portfolio's equity dividends. Conversely, should the markets retreat, the dividend income stream and the puts used in the Fund will serve to provide potential downside mitigation.

*  Skew describes asymmetry from the normal distribution in a set of statistical data.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Hedged Equity Fund

GROWTH OF $1,000,000: SINCE INCEPTION (12/31/14) THROUGH 10/31/20

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/20

	1 YEAR	5 YEARS	SINCE INCEPTION
Class A Shares – Inception 12/31/2014
Without Sales Charge	4.92%	5.82%	5.09%
With Sales Charge	-0.05	4.79	4.21
Class C Shares – Inception 12/31/2014
Without Sales Charge	4.19	5.06	4.33
With Sales Charge	3.19	5.06	4.33
Class I Shares – Inception 12/31/2014	5.09	6.11	5.37

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 2/28/20, the Fund's gross expense ratio for Class A shares is 1.23%; Class C shares is 1.98% and Class I shares is 0.92%. The Fund's Investment Adviser has contractually agreed to reimburse the Fund expenses through 3/1/22 to the extent necessary so that Total Annual Fund Operating Expenses (excluding taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any) of Class A, Class C, and Class I are limited to 1.25%, 2.00%, 1.00% of average net assets, respectively.

For the period of January 22, 2020 through February 28, 2021, the Fund's investment advisor has contractually agreed to reimburse Fund expenses to the extent necessary so that Total Annual Fund Operating Expenses (excluding taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any) of Class A, Class C, and Class I are limited to 1.15%, 1.90% and 0.90% of average net assets, respectively.

Calamos Advisors may recapture previously waived expense amounts within the same fiscal year for any day where the respective Fund's expense ratio falls below the contractual expense limit up to the expense limit for that day. This undertaking is binding on Calamos Advisors and any of its successors and assigns. This agreement is not terminable by either party. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†  Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown includes the effects of an expense reimbursement that improved results. Load-adjusted returns are adjusted for the maximum frontend sales load of 4.75% for Class A shares and returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market.

The Bloomberg Barclays U.S. Aggregate Bond Index is considered generally representative of the investment-grade bond market.

The Cboe Volatility Index (VIX) is a leading measure of market expectations of near-term volatility conveyed by S&P 500 Index (SPX) option prices.

The Cboe SKEW Index essentially tracks the willingness of investors to pay up for downside protection on the S&P 500 Index.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

The Fund's use of derivative instruments involves investment risks and transaction costs to which the Fund would not be subject absent the use of these instruments and, accordingly, may result in losses greater than if they had not been used. Derivative instruments can be illiquid, may disproportionately increase losses and may have a potentially large impact on Fund performance.

www.calamos.com

Calamos Phineus Long/Short Fund

OVERVIEW

The Fund seeks strong risk-adjusted and absolute returns across the global equity universe. The Fund uses a global long/ short strategy to invest in publicly listed equity securities.

KEY FEATURES

■  Fundamental global approach blends top-down and bottom-up considerations.

■  Flexible asset allocation allows for all investment styles, market caps and geographic regions depending on the market environment.

■  Comprehensive approach assesses stock, industry, style, country and market factors.

■  Knowledge-based industry concentration includes technology, communications, media, financials and health care.

PORTFOLIO FIT

The Fund seeks to provide strong risk-adjusted returns via an alternative solution that complements and diversifies a global or U.S. equity allocation.

FUND NASDAQ SYMBOLS

A Shares	CPLSX
C Shares	CPCLX
I Shares	CPLIX

FUND CUSIP NUMBERS

A Shares	128120656
C Shares	128120649
I Shares	128120631

CALAMOS PHINEUS LONG/SHORT FUND

INVESTMENT TEAM DISCUSSION

What is the essence of the investment approach?

Through a global long/short structure, the Fund invests in publicly listed equity securities. Components of the strategy include:

■  A fundamental global approach that blends top-down and bottom-up considerations. Company analysis is integrated with industry, thematic and macro research.

■  An inclusive framework for identifying potential returns and associated risks. The framework accounts for company, industry, style, country and market factors.

■  Flexible capital allocation allowing for all investment styles, market caps and geographic regions. The investment universe is global, liquid and scalable. Exposure levels and investment styles depend upon market conditions and the economic cycle.

How has the Fund performed?

For the 12-month period ended October 31, 2020, Calamos Phineus Long/Short Fund decreased -3.67% (Class I shares at net asset value). The S&P 500 Index increased 9.71% and the MSCI World Index gained 4.91% over the same period.

Since its inception on May 1, 2002, the Fund has returned 9.43% on an annualized basis (Class I shares at net asset value) and, thus, markedly outperformed both the S&P 500 and MSCI World Indexes, which returned 8.36% and 7.41%, respectively, over the same period. As of October 31, 2020, the long/short portion of the portfolio had a delta-adjusted* net long position of approximately 65% (as of 10/31/20).

What factors influenced performance?

Our approach through 2019 and into 2020 was one of capital preservation. Well before the pandemic, we expected economic data to weaken domestically and abroad, no longer supporting existing equity market valuations. After the yield curve briefly inverted in 2019, U.S. activity slowed progressively in response to the long Fed-tightening cycle, and the U.S. economy appeared headed for a "soft landing." The European story remained one of stagnation as German manufacturing slipped into recession and Brexit took a toll on growth expectations. China and other emerging markets were dogged by trade conflicts and slowing global output. While the U.S. consumer was a source of resilience, the global producer industries entered a virtual recession. Almost all leading economic indicators deteriorated through the course of the year, coalescing into a concerning picture for corporate fundamentals. As a consequence, S&P 500 earnings were essentially flat in 2019.

We maintained this positioning into early 2020, as we expected U.S. equities to be range bound. Although we never anticipated the economic and market consequences of a historic pandemic, we did believe that the equity markets were vulnerably priced. Our perception proved correct as Q1 of 2020 devolved into the worst quarter for equities since 1987, characterized by the sharpest bear market in history. After a rather benign first half of the quarter, equity markets rushed to discount the impact of government-mandated shutdowns across many sectors of the economy.

*  Delta adjusted estimates the sensitivity of options values to price changes of their underlying securities.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Phineus Long/Short Fund

Our approach since the bear market bottom of March has been to hold and accumulate high-quality and cyclical recovery equities in anticipation of a normalization in the global economy. We continued to keep a watchful eye on the pandemic developments and believed that a combination of science and human adaptability would prevail. Therefore, we believe that the next wave of the virus will not wreak the same magnitude of havoc on economic activity as the first one.

After the unprecedented economic contraction in the first half of the year, the second part of the year has witnessed a historic recovery in almost all measures of U.S. economic activity, and yet stocks have behaved defensively in nature. Equal-weighted equity indexes have been "going nowhere" since early June, with the exception of the leading U.S. technology names and pockets of long-duration equities. This disparity is visible in the positive YTD return of the cap-weighted S&P 500 (+2.76%) versus the negative returns for the equal-weighted S&P 500 (-5.33%) and for most non-U.S. benchmarks.

Our performance since the equity bottom in March reflects this bifurcation. Fund exposures remain biased to the recovery and "normalization" opportunities, rather than Big Tech and defensive growth. Historically, the shift from the "safety" parts of the market to reflation has been coincident with a bottoming in the major benchmarks. Today's experience has been different, in large part because this recession has differed from prior ones.

While we started the year with an underweight position in equities, we were admittedly too early in making some of our long investments. Also, our hedge book suffered when the pricing of short puts took a hit from the historic spike in volatility, which created temporary negative mark-to-market issues. Nevertheless, we believe that the positions we accumulated over the course of the year will prove attractive as the market rotates into cyclical recovery equities in anticipation of a normalization in the global economy.

During the period in review, long-duration growth equities substantially outperformed value and cyclical ones. While we partially benefitted from the valuation expansion in high-quality growth names, our focus through the second half of the year is squarely concentrated on positioning the portfolio for a normalization of global economic activity. Equity markets tend to lead fundamentals by four to six months, and we expect corporate earnings growth to inflect sharply higher in 2021 as we approach the anniversary of the pandemic.

What helped and hurt performance over the 12-month period?

The Fund's largest contributors were long investments in the communication services and health care sectors, while long exposure in industrials and short hedges on the SPDR S&P 500 ETF TRUST hindered performance. Notable contributors during the period included long positions in United Health Group 2.91%† (health care), Facebook, Inc. Class A 5.3%* (Communication Services), and Air Products & Chemicals Sold July 2020 (Materials). Detractors included short positions in an S&P 500 ETF Trust -34.7%* (Market Hedge) as well as long positions in Boeing Company 2.04%† (Industrials) and L3Harris Technologies, Inc. 4.19%* (Industrials).

SECTOR WEIGHTINGS

Industrials	33.6%
Financials	20.1
Communication Services	15.6
Information Technology	13.6
Health Care	11.2
Consumer Staples	4.7
Consumer Discretionary	3.2
Other	2.5
Materials	1.0
Energy	0.5

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

*  10/31/20 % of NAV

†  9/30/20 % of NAV

www.calamos.com

Calamos Phineus Long/Short Fund

How is the Fund positioned in the context of the global economic cycle?

Our largest sector weighting is in Industrials, where business activity is poised to inflect positively as the economy reopens. Within the sector, we have increased our exposure to aerospace and defense where concerns over a Democratic sweep constraining defense budgets have weighed excessively on valuations. We continue to emphasize businesses less exposed outside the U.S. due to the recessionary conditions that reared up with the coronavirus outbreak. We expect that as the market gains confidence that trends are finally improving, focus should quickly shift to fully recovered earnings potential in 2022.

Financials are intriguing because the sector is expected to be the largest contributor to 2021 earnings growth, in part because banks are past the peak in loan-loss provisioning. Financials' market cap in the major benchmarks is lower than during the Great Financial Crisis despite net income that is much higher. A steepening U.S. yield curve into 2021 could be a key positive catalyst for the industry. As a result of the new "CECL" accounting standard, loan losses for this cycle have largely been recognized as of Q2. For companies to increase their loan loss provisions further, unemployment would need to spike higher from current level below 8% to over 10% (unlikely in our view).

The prominent feature of this crisis has been the supremacy of technology, reinforcing the belief that we remain in a long, technology-driven investment cycle centered upon data and digitalization. The Fund maintains core positions in some select technology leaders that are outright winners thanks to spending patterns borne out of the crisis. Though a sizable portion of these shifts are structural, some are not, and investors are underestimating the potential for a material pause in technology spending when corporations and consumers alike attempt to normalize economic life. In the wake of unprecedented global stimulus, interest rates are likely at generational lows. Tech in general in addition to the SaaS and Cloud Infrastructure names trading at more than 10 times sales are particularly at risk of a 30% to 60% correction if there is a shift to a rising rate environment. In light of this potential revaluation and loss of momentum, we have shifted exposure to areas where valuations are less extended and where the return of normality in 2021 is welcome rather than a potential risk to the underlying corporate fundamentals.

The overhang for health care during 2020 has been a political risk. We have avoided the traditional pharmaceutical businesses for this reason, but have increased exposure to the managed care space as Biden would likely expand the Affordable Care Act rather than pushing for "Medicare for All." Other core long positions are direct beneficiaries of economic "normality" because they are tied to a recovery in medical procedure volumes, where revenues tend to be delayed rather than lost.

The Fund has been highly selective in its non-U.S. exposure with the exception of a footprint in UK reflationary opportunities. The Brexit saga appears to be concluding at about the same time that equities could assume a more reflationary tone. The Fund has a call option on Sterling as a reflation hedge. The British have held the Continent to a draw in these negotiations, and a mini-trade deal will be concluded. The British economy will be managed in a more pro-growth manner than is possible under the auspices of Brussels.

The risk/reward of the emerging world has not been compelling in 2020 because of U.S. dollar resilience. We see the balance shifting more in favor of non-U.S. equities (with the exception of Europe) into 2021 based upon broader global recovery. That said, many of the Fund's U.S. recovery opportunities must work before these themes are likely to progress abroad.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Phineus Long/Short Fund

What is your macro perspective heading into the new year?

The pandemic, its economic consequences and policy responses will have both cyclical and secular implications for financial markets. COVID-19 has arrived at a time of considerable social and political discontent. The U.S. November election will be a litmus test for how these fault lines will shift.

■  The Tyranny of the Virus

■  Central Banking: The Perfect Storm for Duration

■  Growth versus Value; Quarantine versus Recovery

■  American Policy Revolution aka "The New Politics of Stimulus"

The Tyranny of the Virus

Evidence is accumulating that the COVID-19 virus is comparable to others our world has lived with for generations. COVID-19 is capriciously contagious, but not especially lethal.1 in most European countries, for example, the average age of COVID-19 deaths has been above the average life expectancy. It is becoming clearer that the consequences of confinement, including the adverse effects on public wellbeing and personal liberty may be more damaging than the benefits.

The outlook for the resolution of the pandemic is promising. We will shortly see readouts from the Pfizer vaccine trials, with a high likelihood (>80%) of favorable efficacy. The results from four additional vaccine trials will be announced between now and January, and vaccine distribution for the general U.S. population might begin in Q1. Social and economic life could be back to normal by Q2.

Vaccines have been the focus of public perception, but more effective treatments that reduce the mortality rate to parity with the flu (or less) could be just as powerful for behavior. Therapeutics could be easier for medical professionals to administer than vaccines.

This pandemic has been unlike anything experienced by today's investors, taking a considerable toll on society as a whole. There are two silver linings, however, with bullish implications for equities. The first is the link between the virus and the election. The politics of the virus have overwhelmed any disinterested discussion of how social and economic life should adapt to the pandemic. With the conclusion of the November vote, both sides are now incentivized to heal the U.S. economy fully in advance of the 2022 elections.

The second is the obvious point that the virus cannot persist at this level of infection. At their peak pace of October, for example, many countries in Europe will have almost certainly reached herd immunity (>50% of population) by late 2021. Given the extraordinary developments of 2020 including how quickly the virus emerged, investors should assume an abrupt turning point for the better is the likely outcome.

Central Banking: The Perfect Storm for Duration

2020 has thus been the "perfect storm" for duration and for long duration styles within the equity world. This is the outcome of the swiftest economic downturn on record, led by a virus that removed any intellectual doubts as central bankers raced down the road of policy radicalism.

The language of duration in the equity world is "price-to-earnings" or "price-to-sales" multiples. The most expensive stocks whose cash flows are further in the future are

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Calamos Phineus Long/Short Fund

the largest beneficiaries of artificially low discount rates. Not surprisingly, this has been the defining feature of 2020, with its historic outperformance of quality defensive growth styles.

One wonders whether long duration assets will ever again enjoy as favorable a setting as 2020. To what extent should today's perfect storm be translated as a bubble for its equity derivatives? Coincidentally, now is normally the moment in the cycle—the classic recession-to-recovery stage of the cycle—when valuations should peak and begin a gradual compression as corporate profits recover.

One doesn't have to look far to see a "perfect storm" for reflation in coming years. Together with fiscal activism and more volatility in prices, this reflation will undermine the traditional portfolio construction strategies that have worked well in the past, including the leadership of the U.S. quality growth style.

Growth versus Value; Quarantine versus Recovery

The nuance in today's bifurcation of sectors and styles is that this may not be the old debate between growth versus value, but quarantine and COVID-19 on the one hand versus recovery and normality on the other hand. Cyclicals rather than value are the key beneficiaries of negative interest rates.

One feature of today's pandemic is the dramatic shift in spending patterns as people shelter in place. When consumers can no longer travel and go out to restaurants, they have more disposable income to upgrade computers and mobile phones, spend on groceries, or sink into home-improvement projects.

However, consumers are not happy with how COVID-19 is impacting their lives. The decline in quality of life is palpable everywhere. This implies a shift in spending behavior as powerful as the one apparent in the July earnings season—one that will emerge when COVID-19 fears subside.

There is a disconnect between our expectations for the degree and speed of economic normalization relative to that discounted across equity sectors. The macro backdrop, virus developments and U.S. election are aligning to suggest a more sustained style rotation, something akin to the late 2016/2017 period.

The American Policy Revolution, aka, "The New Politics of Stimulus"

The most lasting impact of today's pandemic may be how it has resuscitated the role of Big Government across many developed societies, which entails giving into the impulse for higher public spending, higher debt levels and greater government interference in many spheres of economic and social life.

One paradox is that this is happening despite the failure of governments to develop an effective and proportionate response to the pandemic. In the future, we believe the mandated confinements of spring will be judged as a momentous policy error. It will likely be years before these conversations can be held.

The November U.S. election symbolizes this handover from monetary to fiscal leadership, which we have labelled the "new politics of stimulus." No political constituency can resist the pressure to engage in deficit spending, which is justified as preserving the social and political status quo. As long as the pandemic continues, there will be negligible discussion of the costs of these policies.

It is notoriously difficult to judge market responses to political events, at least in the short term. In 2016, the consensus opinion was that Wall Street would not react well

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Phineus Long/Short Fund

to the Trump era. We are equally suspicious of the new confidence for equities attached to a Biden presidency.

The explosion of public debt cannot resolve the profound economic and social problems of our age. At some point, overreliance upon debt leads to diminishing economic returns. Today's race to spend without any consideration of the cost is a policy capitulation that is a product of expediency and a confession of failure.

For now, the inevitability of fiscal expansion is supporting equities. The obvious question is, "Where is the coherent exit strategy?" When the moral cover of the pandemic is removed and stimulus must be reined in, equity investors will face a different and difficult environment.

We are not there yet, but the playbook for 2021 is being composed.

What are your closing thoughts for Fund shareholders?

We are in the midst of another wave of COVID-19 cases through much of the Western world. This is tempering the pace of recovery, but an actual stall in the economic expansion seems unlikely. The doors for stimulus remain wide open, while there is little political will for renewed confinement. This may be the ideal outcome for equities between now and spring 2021.

We believe the bifurcation between the winners and losers of the pandemic—which has been the dominant feature of 2020—will remain in place as long as the virus persists. However, this bifurcation is unlikely to extend into the new year. Medical science is part of the basis for why today's despondency provides a rotation opportunity for 2021.

The tyranny of COVID-19 must have a sell-by date, if only because it is undermining political authority. A return to normality through vaccines, therapeutics or liability protection (which all adds up to learning to live with the virus) would be reflationary. In whatever manner these catalysts emerge, some instability within equity leadership may be inevitable in coming months.

A sustained rotation into more cyclical, reflationary opportunities rests on the simultaneous embrace of monetary and fiscal profligacy. At the same time, some constraints on inflation are diminishing due to the disintegration of the neoliberal consensus. We believe this will lead to less stability in price and profitability regimes across much of the developed world.

The real question is: "How long will this transition take?" The extended nature of this horizon can be challenging for client expectations, but we think its impact will be visible through 2021. The Fund's positioning reflects the material upside that we envision across many of the "normalization" opportunities in equities.

The S&P 500 and Nasdaq are the world's most heavily weighted indices of long-duration equities, which explains their long leadership in a deflationary world. Investors can no longer assume that long duration "wins." This is an enormous amount of market capitalization that must be threaded through a needle's eye of cyclical and shorter duration opportunities.

The combination of policy stimulus and the normalization of economic life could drive the S&P 500 towards 4000 in 2021, but as this review highlights, the fault lines of the past decade are beginning to fade. The real problem for equities will emerge when the pandemic passes and policy stimulus must be reined in. Still, we are not there yet. Investors are still climbing the proverbial wall of worry.

www.calamos.com

Calamos Phineus Long/Short Fund

ANNUALIZED RETURN: SINCE INCEPTION (5/1/02) THROUGH 10/31/20

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund's Class I shares at net asset value. The Fund also offers Class A and Class C shares, the performance of which may vary. Source: Morningstar, Inc.

The performance shown for periods prior to April 6, 2016 is the performance of a predecessor investment vehicle (the "Predecessor Fund"). The Predecessor Fund was reorganized into the Fund on April 6, 2016, the date upon which the Fund commenced operations. On October 1, 2015, the parent company of Calamos Advisors, purchased Phineus Partners LP, the prior investment adviser to the Predecessor Fund ("Phineus"), and Calamos Advisors served as the Predecessor Fund's investment adviser between October 1, 2015 until it was reorganized into the Fund. Phineus and Calamos Advisors managed the Predecessor Fund using investment policies, objectives, guidelines and restrictions that were in all material respects equivalent to those of the Fund. Phineus and Calamos Advisors managed the Predecessor Fund in this manner either directly or indirectly by investing all of the Predecessor Fund's assets in a master fund structure. The Predecessor Fund performance information has been adjusted to reflect Class A, Class C and Class I shares, expenses. However, the Predecessor Fund was not a registered mutual fund and thus was not subject to the same investment and tax restrictions as the Fund. If it had been, the Predecessor Fund's performance may have been lower.

*  Annual returns for Class I shares are provided because Class I shares represent the largest percentage of assets in the Calamos Family of Funds.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Phineus Long/Short Fund

GROWTH OF $1,000,000: FOR THE 10-YEAR PERIOD ENDED 10/31/20

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/20

	1 YEAR	5 YEARS	10 YEARS
Class A Shares (With Predecessor) – Inception 5/1/2002
Without Sales Charge	-3.77%	1.28%	4.63%
With Sales Charge	-8.34	0.29	4.12
Class C Shares (With Predecessor) – Inception 5/1/2002
Without Sales Charge	-4.59	0.52	3.84
With Sales Charge	-5.55	0.52	3.84
Class I Shares (With Predecessor) – Inception 5/1/2002	-3.67	1.53	4.88

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 2/28/20, the Fund's gross expense ratio for Class A shares is 3.00%, Class C shares is 3.74% and Class I shares is 2.73%. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†  Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results and was in effect until October 31, 2016. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares. Returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graph does not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. Source: Lipper, Inc.

The MSCI World Index (U.S. Dollars) is a market-capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe and the Asia/Pacific region.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

The Fund's use of derivative instruments involves investment risks and transaction costs to which the Fund would not be subject absent the use of these instruments and, accordingly, may result in losses greater than if they had not been used. Derivative instruments can be illiquid, may disproportionately increase losses and may have a potentially large impact on Fund performance.

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Calamos Convertible Fund

OVERVIEW

The Fund invests primarily in convertible securities of U.S. companies that are diversified across market sectors and credit quality.

KEY FEATURES

■  Leverages more than four decades of research and experience in convertible security investing.

■  Provides diversification across market sectors and credit quality, emphasizing midsize companies with higher-quality balance sheets.

■  Seeks to provide upside participation in equity markets with less exposure to downside than an equity-only portfolio over a full market cycle.

■  Takes environmental, social and governance (ESG) factors into account, evaluating whether they impact a company's cash flow, risk profile and long-term returns.

PORTFOLIO FIT

When used in conjunction with an equity allocation, the Fund offers a potential way to manage risk by employing securities that engage in upside equity movements with limited downside participation.

FUND NASDAQ SYMBOLS

A Shares	CCVIX
C Shares	CCVCX
I Shares	CICVX

FUND CUSIP NUMBERS

A Shares	128119401
C Shares	128119823
I Shares	128119864

CALAMOS CONVERTIBLE FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the 12-month period ended October 31, 2020, Calamos Convertible Fund had a positive return of 31.91% (Class I shares at net asset value) versus the ICE BofA All US Convertibles Index (VXA0) increase of 28.10%. For the same period, the S&P 500 Index gained 9.71%.

Since Class I shares inception on June 25, 1997, the Fund returned 8.53% on an annualized basis compared with an annualized gain of 8.40% for the ICE BofA All US Convertibles Index and a 7.75% annualized return for the S&P 500 Index.

What factors influenced performance?

Markets rose steadily from the beginning of the reporting period until February 19 when the COVID-19 crisis along with OPEC-Russia oil strife triggered a panic sell-off. In a matter of days, three years of equity market gains evaporated. Calamos Convertible Fund displayed the merits of active management, as it participated in the 10/31 to 2/19 advance (Fund: +13.09%, VXA0: +14.50%, S&P 500: +12.18%); held up better during the market's 2/20 to 3/23 decline (Fund: -25.73%, VXA0: -26.75%, S&P 500: -33.79%); and then outperformed the convertible market during the subsequent recovery from 3/24 to 10/31 (Fund: +57.06%, VXA0: +52.73%, S&P 500: +47.71%).

Heading into the COVID-19 crisis, the Fund was well situated with a heavy representation in areas that were poised to benefit, including many technology issuers heavily dominant in areas that allowed people to work, learn, shop, entertain, and receive medical attention from home. In addition, while the convertible market did not initially have exposure to many of the industries most affected by COVID-19 (for example, cruise lines, airlines, and brick-and-mortar retailers), these issuers subsequently tapped the convertible market as they sought access to lower-cost capital to help shore up their balance sheets to better withstand the crisis. We were able to selectively purchase these issues and participate as their underlying stocks began to recover. Overall, new convertible issuance was robust during the period and expanded the opportunity set. Furthermore, this provided an opportunity to rebalance convertibles that had become either too bond sensitive or equity sensitive with convertibles that had more attractive risk/reward profiles.

Our preference for balanced convertibles led us to underweight the most credit-sensitive areas of the market. This served the Fund well when credit spreads widened during the COVID-19 crisis and as equity markets recovered through the remainder of the period. Credit-sensitive convertibles measured by the ICE BofA Yield Alternative US Convertible Index (VYLD) were up 6.47% and strongly underperformed convertibles with more balanced risk/reward attributes (+25.56%) and those with the most equity sensitivity (+54.19%), as measured by the ICE BofA Total Return US Convertible (VTOT) and ICE BofA Equity Alternative US Convertible (VEQU) indices, respectively.

From an economic sector attribution perspective, the Fund benefited most from its underweight position in the financials sector, while favorable security selection in the consumer communication services sector also supported the return. In communication

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Convertible Fund

services, our selection within the interactive home entertainment and alternative carriers industries performed well. Areas that detracted from performance included an underweight position and security selection in health care as well as an overweight allocation to industrials. In health care, holdings in the health care equipment and biotechnology lagged.

How is the Fund positioned?

We have positioned the Fund with the goal of providing upside equity participation along with downside resilience and continue to favor convertibles offering compelling risk/reward characteristics relative to their underlying common stocks. We seek fundamentally sound businesses that can navigate and capitalize on these turbulent times. Our focus includes companies exposed to long-term secular themes that have accelerated during the national quarantine, such as working from home, learning from home, medical treatment from home, shopping from home, and entertainment at home (gaming, streaming, online media). In addition to these online, home-based services that dovetail nicely with our themes, we also consider investing in the technologies that make these interactions and transactions possible, such as cloud computing, internet security, communication infrastructure, and e-payments. In addition, we have balanced these growth names with cyclical names that can benefit as the economy recovers. From a sector standpoint, the Fund's largest weights reside within information technology and consumer discretionary on an absolute basis, while consumer staples and energy represent the smallest weights.

What are your closing thoughts for Fund shareholders?

We believe the environment will continue to be attractive for convertible securities and our active approach that balances upside potential with downside resilience. We expect that any additional COVID-19-related fiscal policy will potentially be a powerful force that winnows winners and losers within the financial markets. Any fiscal policy risk comes at a pivotal point in the global economic recovery. When combined with the unprecedented effects of the virus, we have a backdrop of heightened volatility in financial markets. Of course, this is when it pays to remember that the flipside of volatility can be opportunity.

We remain encouraged by the rapid progress toward developing a vaccine and anticipate pent-up consumer demand will be unleashed once we move past the worst of the virus concerns. We also have extremely accommodative global monetary policy, and although this cannot fix the economy by itself, it can buy time as the economy recovers. In addition, there are underlying secular trends that we believe will endure regardless of whatever fiscal policies are implemented.

The hybrid nature of convertibles, which combine the upside potential of equities with downside risk mitigation in the form of a fixed income component, creates an asymmetric risk/reward profile that can help navigate the volatility and capitalize on opportunity. Convertibles have historically been a preferred source of capital for growth companies. Once the policies are understood, we expect issuers to continue looking to convertibles as they implement future growth plans. The convertible market is expanding, we see very attractive supply/demand dynamics, and we are excited about the potential benefits of an actively managed convertible strategy in these unique times.

SECTOR WEIGHTINGS

Information Technology	32.0%
Consumer Discretionary	24.5
Health Care	15.7
Communication Services	7.5
Industrials	7.2
Utilities	4.1
Financials	3.4
Real Estate	1.6
Energy	1.3
Consumer Staples	0.3

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

www.calamos.com

Calamos Convertible Fund

ANNUALIZED RETURN: SINCE INCEPTION (6/25/97) THROUGH 10/31/20

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund's Class I shares at net asset value. The Fund also offers Class A and Class C shares, the performance of which may vary. Source: State Street Corporation, Lipper, Inc., and Mellon Analytical Solutions, LLC.

*  Annual returns for Class I shares are provided because Class I shares represent the largest percentage of assets in the Calamos Family of Funds.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Convertible Fund

GROWTH OF $1,000,000: FOR THE 10-YEAR PERIOD ENDED 10/31/20

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/20

	1 YEAR	5 YEARS	10 YEARS
Class A Shares – Inception 6/21/85
Without Sales Charge	31.58%	12.14%	8.60%
With Sales Charge	28.63	11.05	8.07
Class C Shares – Inception 7/5/96
Without Sales Charge	30.53	11.31	7.79
With Sales Charge	29.61	11.31	7.79
Class I Shares – Inception 6/25/97	31.91	12.44	8.88

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 2/28/20, the Fund's gross expense ratio for Class A shares is 1.17%; Class C shares is 1.92% and Class I shares is 0.92%. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†  Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 2.25% for Class A shares and returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graphs do not reflect the income of taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The ICE BofA All U.S. Convertibles Index is comprised of approximately 700 issues of only convertible bonds and preferreds of all qualities. Since inception data for the index is shown from 6/30/97, since data is only available for full monthly periods. Source: Lipper, Inc.

The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market.

Due to their structural complexities, the attributes of convertibles may vary. Therefore, they are typically categorized as Yield Alternatives represented by the U.S. CV Index (VYLD), Total Return Alternatives represented by the U.S. CV Index (VTOT), or Equity Alternatives represented by the U.S. CV Index (VEQU).

The ICE BofA Total Return U.S. Convertibles Index is a subset of ICE BofA All U.S. Convertibles Index including securities with a delta greater than or equal to 0.4 and less than 0.8 (VTOT).

The ICE BofA Yield Alternative U.S. Convertibles Index (VYLD) is a subset of ICE BofA All U.S. Convertibles Index including securities with a delta less than 0.4 (exhibiting bond-like characteristics).

The ICE BofA Equity Alternative U.S. Convertibles Index (VEQU) is a subset of ICE BofA All U.S. Convertibles Index including securities with a delta of 0.8 and greater (exhibiting stock-like characteristics).

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

The Fund's use of derivative instruments involves investment risks and transaction costs to which the Fund would not be subject absent the use of these instruments and, accordingly, may result in losses greater than if they had not been used. Derivative instruments can be illiquid, may disproportionately increase losses and may have a potentially large impact on Fund performance.

www.calamos.com

Calamos Global Convertible Fund

OVERVIEW

The Fund invests in global convertible securities, striving to balance risk/reward while providing growth and income.

KEY FEATURES

■  Provides broadly diversified exposure to the global convertible bond universe.

■  Leverages more than 40 years of research in convertible security investing.

■  Seeks to provide upside participation in equity markets with less exposure to downside than an equity-only portfolio over a full market cycle.

■  Blends global investment themes and fundamental research via active management.

■  Takes environmental, social and governance (ESG) factors into account, evaluating whether they impact a company's cash flow, risk profile and long-term returns.

PORTFOLIO FIT

Consisting of convertible securities that can participate in upside equity movements with potentially limited downside exposure, the Fund can provide a means to manage risk in conjunction with an equity allocation. The Fund can also serve a role within a fixed income allocation, as convertibles have performed well during periods of rising interest rates and inflation.

FUND NASDAQ SYMBOLS

A Shares	CAGCX
C Shares	CCGCX
I Shares	CXGCX

FUND CUSIP NUMBERS

A Shares	128120748
C Shares	128120730
I Shares	128120722

CALAMOS GLOBAL CONVERTIBLE FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the 12-month period ended October 31, 2020, Calamos Global Convertible Fund returned 24.36% (Class I shares at net asset value) versus the Refinitiv Global Convertible Bond Index return of 20.82%. We believe balanced convertibles offer the most attractive investment opportunity, given their combination of upside potential and downside resilience. This approach led us to underweight the most equity-sensitive and credit-sensitive convertibles in favor of those with balanced risk/reward attributes. This strategy supported the Fund during the historically volatile period, and we believe the Fund's longer-term performance affirms the wisdom of this strategy. Since its inception on December 31, 2014, the Fund increased 8.14% (Class I shares at net asset value) annualized versus a 7.03% gain for the Refinitiv Global Convertible Bond Index.

What factors influenced performance?

Markets rose steadily from the beginning of the reporting period until February 19, when the COVID-19 crisis along with OPEC-Russia oil strife triggered a panic sell-off. In a matter of days, three years of equity market gains evaporated. The Calamos Global Convertible Fund displayed the merits of active management as it outperformed in the 10/31/19 to 2/19/20 advance (Fund: +10.09%, RGCI: +9.53%, MSCI World: +9.46%), held up well during the 2/20 to 3/23 decline (Fund: -18.71%, RGCI: -22.00%, MSCI World: -33.93%) and then participated in the subsequent rebound from 3/24 to 10/31 (Fund: +38.96%, RGCI: +41.43%, MSCI World: +45.07%).

Heading into the COVID-19 crisis, the Fund was well situated with a heavy representation in areas poised to benefit, including technologies that enabled people to work, learn, shop, and receive medical attention from home. In addition, while the convertible market did not initially have exposure to many of the industries most affected by COVID-19 (for example, cruise lines, airlines, and brick and mortar retailers), these issuers subsequently tapped the convertible market as they sought access to lower-cost capital to help shore up their balance sheets to better withstand the crisis. We were able to selectively purchase these issues at the bottom of the market and participate as their underlying stocks began to recover. Robust new issuance expanded the opportunity set and, importantly, provided an opportunity to rebalance convertibles that had become either too bond sensitive or equity sensitive with convertibles offering attractive risk/reward profiles.

From an economic sector attribution perspective, the Fund benefited from favorable security selection in the consumer discretionary sector as well as an underweight position and favorable selection in industrials. In consumer discretionary, portfolio holdings in the hotels, resorts & cruise lines, and automobile manufacturers industry supported the return. In industrials, holdings in the aerospace & defense and industrial machinery industries added value. The Fund was held back by an overweight stance and security selection in the consumer staples sector where names in the hypermarkets & super centers and packaged food & meats industries curbed relative returns. In addition, security selection in the real estate sector detracted from the period result, as holdings in real estate operating companies and the diversified real estate activities industries underperformed.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Global Convertible Fund

From a geographic perspective, the Fund benefitted from favorable security selection and an overweight position in the U.S. Similarly, security selection and an underweight allocation in Europe also added value. The Fund's lack of representation in Emerging Latin America weakened relative performance. Also, an underweight stance and security selection in Emerging Europe dampened return.

How is the Fund positioned?

Active management is essential for maximizing the opportunity in global convertibles. We believe that balanced convertibles offer the most attractive opportunity, given their combination of upside potential and downside risk mitigation. The Fund's equity sensitivity was not out of line with prior periods, although relatively less than the broad global convertible market, as measured by the Refinitiv Global Convertible Bond Index. As we continue to actively rebalance the portfolio with the aim of dampening volatility, this continues to be the case. As the market advanced, we were able to switch out convertibles that had become overly equity sensitive with convertibles offering improved risk-reward attributes. When the market fell, we reduced positions in names that had become more bond sensitive and added convertibles with more favorable risk-reward attributes.

From a sector standpoint, the largest portfolio weights are assigned to information technology and consumer discretionary on an absolute basis. Conversely, energy and consumer staples represent the smallest absolute sector weights. We maintain overweight allocations to the application software and real estate operating companies industries. We also maintain underweight allocations to utilities and industrials, with electric utilities (in utilities) and industrial machinery (in industrials) among the underweight industries. Relative to the Refinitiv Global Convertible Bond Index, the largest overweight allocations reside in information technology and consumer discretionary while utilities and health care represent the largest underweights.

From a regional standpoint, the Fund's largest weights include the U.S. and Europe. Conversely, EMEA and Canada represent the smallest absolute weights. Relative to the Refinitiv Global Convertible Bond Index, the Fund has an overweight stance in the U.S. and Canada with underweight allocations to Europe and Japan. These regional allocations are largely due to bottom-up positioning where we have found attractive convertible opportunities.

What are your closing thoughts for Fund shareholders?

While the current market environment is fraught with uncertainty and volatility that has added to investor anxiety, we believe Calamos Global Convertible Fund is well positioned for good upside potential if markets continue rallying while also dampening any continued volatility. We continue to find attractive opportunities in the secondary market and in new issuance, as companies have brought more than $130 billion to market in 2020 through the end of the reporting period.

In regard to the COVID-19 pandemic, we are encouraged by progress in vaccine development, especially as treatments seem to be getting incrementally better as well. With the potential for a vaccine to start becoming widely available as soon as late Q1 or early Q2 of 2021, we don't anticipate another round of widespread lockdowns. Therefore, we expect travel and leisure (airlines, cruise ships, Vegas) to start normalizing by Q2 of 2021, in turn driving improvements in the economy and employment. Pairing these factors with loose fiscal and monetary policies should propel equities higher.

We believe convertible securities can provide an excellent way to sleep well and stay invested in the market during volatile times like those in the run up to the recent U.S. election (not to mention all the pandemic-related volatility).

SECTOR WEIGHTINGS

Information Technology	28.2%
Consumer Discretionary	16.2
Communication Services	10.7
Financials	9.7
Health Care	8.7
Industrials	7.2
Real Estate	4.0
Consumer Staples	2.8
Utilities	2.8
Materials	2.4
Energy	2.1

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

www.calamos.com

Calamos Global Convertible Fund

GROWTH OF $1,000,000: SINCE INCEPTION (12/31/14) THROUGH 10/31/20

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/20

	1 YEAR	5 YEARS	SINCE INCEPTION
Class A Shares – Inception 12/31/2014
Without Sales Charge	23.93%	9.22%	7.85%
With Sales Charge	21.09	8.15	6.95
Class C Shares – Inception 12/31/2014
Without Sales Charge	23.09	8.40	7.06
With Sales Charge	22.09	8.40	7.06
Class I Shares – Inception 12/31/2014	24.36	9.50	8.14

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 2/28/20, the Fund's gross expense ratio for Class A shares is 1.32%, Class C shares is 2.07% and Class I shares is 1.07%. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†  Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown includes the effects of an expense reimbursement that improved results and was in effect until October 31, 2017. Load-adjusted returns are adjusted for the maximum frontend sales load of 2.25% for Class A shares and returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The Refinitiv Global Convertible Bond Index (USD) is designed to represent the global convertible market.

Unmanaged index returns assume reinvestment of any and all distributions and, unlike fund returns, do not reflect fees, expenses or sales charges. Investors cannot invest directly in an index.

The Fund's use of derivative instruments involves investment risks and transaction costs to which the Fund would not be subject absent the use of these instruments and, accordingly, may result in losses greater than if they had not been used. Derivative instruments can be illiquid, may disproportionately increase losses and may have a potentially large impact on Fund performance.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Timpani Small Cap Growth Fund

CALAMOS TIMPANI SMALL CAP
GROWTH FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the 12-month period ended October 31, 2020, Calamos Timpani Small Cap Growth Fund gained 37.90% (Class I Shares at net asset value), strongly outperforming the Russell 2000 Growth Index return of 13.37%.

The Fund's performance benefitted from strong security selection, with Fund holdings outperforming in nine of the eleven sectors. Sector positioning over the course of the reporting period, which was wildly volatile, also contributed to relative performance but to a much lesser extent.

Since Class I shares inception on March 23, 2011, the Fund has returned 13.74% on an annualized basis, while the Russell 2000 Growth Index returned 10.64% over the same period. We believe these comparisons demonstrate the Fund's ability to outdistance its benchmark over full market cycles.

What factors influenced performance over the period?

COVID-19 dominated markets during the period, and had a global impact on monetary policy, fiscal policy, consumption, employment, mobility, and investor sentiment. And if the pandemic wasn't enough for investors to contemplate, a contentious U.S. election drew near as the period ended. All told, an 11-year bull market in U.S. equities came to an abrupt halt with the S&P 500 Index's -34% decline from its February 19 high to March 23 low. At one point during the period, oil prices went negative for the first time in history, as demand fell accompanied by fears over storage capacity. Unemployment in the U.S. peaked at 14.7%. Contemplating this very difficult environment in which to operate, businesses rapidly and dramatically cut their earnings and growth forecasts. Perhaps haunted by memories of slower and tamer responses to the Great Financial Crisis of 2007 – 2009, governments and central banks took fast and significant measures to provide stop-gap funding and stimulative conditions. The Cboe Volatility (VIX) Index, a measure of U.S. equity market volatility, began the period with a sanguine reading of 13, registered an alarming 82 by mid-March 2020, and ended the period at a still-elevated reading of 38.

Despite these issues, markets recovered quickly, as investors were able to look through short-term changes and focus again on fundamentals in light of a different economic, health and mobility backdrop. Growth stocks recovered back to prior highs faster than the overall market, as a combination of secular and cyclical growth winners that were well positioned to benefit from a new business and living environment (software, contactless retail & delivery, home improvement) all benefited from investor enthusiasm. At period end, value stocks, as measured by the S&P 1500 Value Index, finished -14.25% below the February 19 high.

OVERVIEW

The Fund invests in the equity securities of small-capitalization companies with high, sustainable growth potential, which may exceed market expectations.

KEY FEATURES

■  Combines fundamental research with the analysis of market estimates to identify the underestimated growth differential between a company's business strength and market expectations of that strength.

■  Pursues active management in a less-followed investment space.

■  Analyzes secular trends to uncover exploitable investment opportunities specific to small-cap companies.

PORTFOLIO FIT

Investing in small-cap companies is an important component of a diversified investment strategy. Smaller companies tend to experience greater growth and outperform larger companies.

FUND NASDAQ SYMBOLS

A Shares	CTASX
I Shares	CTSIX
R6 Shares	CTSOX

FUND CUSIP NUMBERS

A Shares	128120417
I Shares	128120391
R6 Shares	128120383

www.calamos.com

Calamos Timpani Small Cap Growth Fund

SECTOR WEIGHTINGS

Health Care	28.4%
Consumer Discretionary	25.3
Information Technology	18.5
Industrials	13.4
Financials	3.7
Communication Services	3.4
Real Estate	3.2
Consumer Staples	3.0

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

Small-cap stocks continued to be largely out of favor to start the period, as investors have primarily focused on large cap growth names that have performed well for many years. Through the market correction in February and March, small-cap stocks, as measured by the Russell 2000 Index, underperformed with a year-to-date total return of -41% as of the March 23 lows, whereas the S&P 500 Index bottomed with a -25% year-to-date return at that same point in time. From the market lows of March 23, however, small caps have outperformed their large-cap brethren with a 55% return through the end of the reporting period, against the S&P 500 Index's still impressive 48% return over that same time. For the full reporting period, small-cap growth stocks outperformed the overall small-cap market with the Russell 2000 Growth Index climbing 13.37% versus a -0.14% return for the Russell 2000 Index, and a decline of -13.92% for the Russell 2000 Value Index.

The Fund was able to beat the Russell 2000 Growth Index for the period with outperformance during the market's February 19 to March 23 decline, as well as during the market's strong recovery from March 23 to the end of the reporting period. As investors became skittish about economic growth prospects when lockdown began at the pandemic's onset, the portfolio was actively managed to reduce allocations to higher-valued names and the most economically sensitive names. And, equally important, the portfolio actively transitioned back into some economically sensitive holdings that benefited from changing consumption patterns during "life under lockdown" as well as secular growth names that continued to see demand despite the lockdown.

Stock selection significantly drove the Fund's relative outperformance to the Russell 2000 Growth Index, while sector allocation was a more modest contributor during the period. Stock selection finished ahead in nine of the eleven sectors. The Fund's leading security selection and an average overweight stance in information technology boosted relative returns. In particular, our holdings in application software and internet services & infrastructure were leading contributors. Security selection in communication services also added to the Fund's relative and absolute performance. The main contributors within this sector were interactive media & services and alternative carriers. In each case, companies that were helping other businesses and consumers increase productivity and connectivity saw strong demand throughout the entire 12-month period.

An underweight stance within the health care sector hampered relative results, as holdings in the biotechnology and health care supplies industries lost ground on a relative basis. The underweight in health care was attributable to an underweight to biotechnology stocks, whose fortunes are often tied to a single medicine's approval. However, the Fund did hold biotechnology and pharmaceutical stocks that had strong returns, including two holdings that were announced in takeover deals toward the end of the reporting period. An overweight stance in energy, specifically in the oil & gas refining & marketing and oil & gas storage & transportation industries, detracted from performance. The overweight to energy was held at the beginning of the period and, while slight, was meaningful as the energy sector struggled mightily on concerns of weak global demand.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Timpani Small Cap Growth Fund

How is the Fund positioned?

At period end, the Fund maintained an overweight to the consumer discretionary sector and an underweight to the health care sector, with all other sectors largely neutral relative to benchmark weights. During the period, the portfolio was highly active. Most notably, we reduced information technology holdings whose valuations had become lofty. In the consumer discretionary and industrials sectors, we added businesses that appeared to offer sustainable and attractive growth.

We're maintaining our overall tilt toward secular growth names that have strong fundamentals. Additionally, we have invested in cyclical growth businesses that can benefit from economic reopening and offer higher-quality attributes, such as above-average earnings growth. We have been a bit more conscious toward valuation in light of market sentiment, but have not abandoned our focus on sustainable and underestimated growth opportunities.

What closing thoughts do you have for Fund shareholders?

The recent swings in market performance and sentiment along with significant increases in volatility have rattled many investors. While markets will certainly cheer progress in COVID-19 vaccines or treatments and will likely benefit from reduced uncertainty once election results achieve a degree of clarity, markets don't ever sound an "all-clear" signal to let participants know when it's "safe" to carry on. A diversified, active approach that seeks to take advantage of the market's short-term extremes is more important than ever.

At time of writing for this publication, election results are still unknown, though some manner of divided representation in Washington, D.C. seems most likely. The most recent progress in corporate earnings and profit margins paints an attractive picture for the U.S. economy. A divided government may reduce the likelihood of large tax hikes which, in isolation, will support corporate earnings and stock price valuations as well. Monetary and fiscal policy are still very stimulative, as governments and central banks around the world are still promoting growth initiatives as long run GDP growth overall has been positive but relatively sanguine. As such, businesses with higher growth potential still look very attractive in our view, as the U.S. and the global economies are not the proverbial "rising tide lifting all boats" for the foreseeable future. In our view, a mix of longer-term, secular-growth opportunities along with shorter-term cyclical-growth picks is most prudent.

www.calamos.com

Calamos Timpani Small Cap Growth Fund

GROWTH OF $1,000,000: SINCE INCEPTION (3/23/11) THROUGH 10/31/20

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/20

	1 YEAR	5 YEARS	SINCE INCEPTION
Class A Shares (With Predecessor) – Inception 1/6/14
Without Sales Charge	37.60%	14.79%	10.81%
With Sales Charge	31.02	13.68	10.02
Class I Shares (With Predecessor) – Inception 3/23/11	37.90	15.20	13.74
Class R6 Shares – Inception 6/1/19	37.98		24.95

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 2/28/20, the Fund's gross expense ratio for Class A shares is 1.38%, Class I shares is 1.14% and Class R6 shares is 1.10%. The Fund's investment adviser has contractually agreed to reimburse Fund expenses through March 1, 2022, to the extent necessary so that Total Annual Fund Operating Expenses of Class A shares and Class I shares are limited to 1.30% and 1.05% of average net assets, respectively. The Fund's investment adviser has contractually agreed to limit the Fund's annual ordinary operating expenses for Class R6 shares (as a percentage of average net assets) to 1.05% less the Fund's annual sub-transfer agency ratio (the aggregate subtransfer agency fees of the Fund's other share classes divided by the aggregate average annual net assets of the Fund's other share classes). For purposes of these expense limitations, operating expenses do not include taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any. Calamos Advisors may recapture previously waived expense amounts within the same fiscal year for any day where the respective share class's expense ratio falls below the contractual expense limit up to the expense limit for that day. This undertaking is binding on Calamos Advisors and any of its successors and assigns. This agreement is not terminable by either party. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†  Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares.

NOTES:

Effective as of the close of business on May 31, 2019, the Fund acquired all of the assets, subject to the liabilities, of the Timpani Small Cap Growth Fund (the "Predecessor Fund") through a tax-free reorganization (the "Reorganization"). Pursuant to the Reorganization of the Predecessor Fund into the Fund, Class Y shareholders of the Predecessor Fund received Class A shares of the Fund, and Service Class and Institutional Class shareholders of the Predecessor Fund each received Class I shares of the Fund. As a result of the Reorganization, the Fund adopted the performance and financial history of the Predecessor Fund. Accordingly, the performance shown in the average annual total return table above for periods prior to the commencement of the Fund's operations on June 1, 2019 is the performance of the Predecessor Fund. The Fund has the same investment objective, strategy and portfolio manager as the Predecessor Fund. As a result, the performance of the Fund would have been substantially similar to that of the Predecessor Fund.

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The Russell 2000 Growth Index is a composite of small cap companies located in the U.S. that also exhibit a growth probability.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Timpani SMID Growth Fund

CALAMOS TIMPANI SMID GROWTH FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the 12-month period ended October 31, 2020, Calamos Timpani SMID Growth Fund gained 37.25% (Class I Shares at net asset value), strongly outperforming the Russell 2500 Growth Index return of 21.71%.

The Fund's performance benefitted from strong security selection, with Fund holdings outperforming in eight of the eleven sectors. Sector positioning over the course of the reporting period, which was wildly volatile, also contributed to relative performance but to a much lesser extent.

What factors influenced performance over the period?

COVID-19 dominated markets during the period, and had a global impact on monetary policy, fiscal policy, consumption, employment, mobility, and investor sentiment. And if the pandemic wasn't enough for investors to contemplate, a contentious U.S. election drew near as the period ended. All told, an 11-year bull market in U.S. equities came to an abrupt halt with the S&P 500 Index's -34% decline from its February 19 high to March 23 low. At one point during the period, oil prices went negative for the first time in history, as demand fell along with fears over storage capacity. Unemployment in the U.S. peaked at 14.7%. Contemplating this very difficult environment in which to operate, businesses rapidly and dramatically cut their earnings and growth forecasts. Perhaps haunted by memories of slower and tamer responses to the Great Financial Crisis of 2007 – 2009, governments and central banks took fast and significant measures to provide stop-gap funding and stimulative conditions. The Cboe Volatility (VIX) Index, a measure of U.S. equity market volatility, began the period with a sanguine reading of 13, registered an alarming 82 by mid-March 2020, and ended the period at a still-elevated reading of 38.

Despite these issues, markets recovered quickly, as investors were able to look through short-term changes and focus again on fundamentals in light of a different economic, health and mobility backdrop. Growth stocks recovered back to prior highs faster than the overall market, as a combination of secular and cyclical growth winners were well positioned to benefit from a dramatically altered business and living environment and were rewarded with investor enthusiasm. Examples include software, contactless retail & delivery, and home improvement. In stark contrast, value stocks, as measured by the S&P 1500 Value Index, finished -14.25% below the February 19 high mark at the end of the period.

Small- to mid-cap (SMID) stocks were largely out of favor at the beginning of the period, as investors primarily focused on large-cap growth names that have performed well for many years. During the market correction in February and March, small- to mid-cap stocks, as measured by the Russell 2500 Index, underperformed with a year-to-date total return of -36% as of the March 23 low, whereas the S&P 500 Index bottomed with a -25% year-to-date return at that same point in time. Since the market

OVERVIEW

The Fund invests in the equity securities of small- and mid-capitalization (SMID) companies with high, sustainable growth potential, which may exceed market expectations.

KEY FEATURES

■  Combines fundamental research with the analysis of market estimates to identify the underestimated growth differential between a company's business strength and market expectations of that strength.

■  Pursues active management in a less-followed investment space.

■  Analyzes secular trends to uncover exploitable investment opportunities specific to small- and mid-cap companies.

PORTFOLIO FIT

Investing in SMID companies is an important component of a diversified investment strategy. Small-to-midsize companies tend to experience greater growth and outperform larger companies, yet this greater potential also raises the potential for greater volatility—which is why we believe active management is crucial.

FUND NASDAQ SYMBOLS

A Shares	CTAGX
I Shares	CTIGX
R6 Shares	CTOGX

FUND CUSIP NUMBERS

A Shares	128120375
I Shares	128120367
R6 Shares	128120359

www.calamos.com

Calamos Timpani SMID Growth Fund

SECTOR WEIGHTINGS

Health Care	26.9%
Consumer Discretionary	23.7
Information Technology	23.1
Industrials	13.6
Communication Services	4.1
Financials	3.0
Consumer Staples	2.9
Real Estate	2.3

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

low of March 23, however, SMID caps have outperformed large caps with a 59% return through the end of the reporting period, versus the S&P 500 Index's still impressive 48% return. Small- to-mid-cap growth stocks outperformed the overall small- to mid-cap market for the period, with the Russell 2500 Growth Index climbing 21.71% compared with a 2.12% return for the Russell 2500 Index and a decline of -11.92% for the Russell 2500 Value Index.

The Fund was able to beat the Russell 2500 Growth Index for the period with outperformance during the market's February 19 to March 23 decline, as well as outperformance during the market's strong recovery from March 23 to the end of the reporting period. As investors became more skittish about economic growth prospects with the triggering of lockdowns, the portfolio was actively managed to reduce allocations in higher-valued and the most economically sensitive names. And equally important, the portfolio actively transitioned back into economically sensitive holdings that should benefit from changing consumption patterns in "life under lockdown" as well as secular growth names that continued to see demand despite the lockdowns.

Stock selection significantly drove the Fund's relative outperformance versus the Russell 2500 Growth Index, while sector allocation was a more modest contributor during the period. Stock selection finished ahead of the overall market in eight of the eleven sectors. The Fund's security selection and an average overweight stance in information technology boosted relative returns. In particular, our holdings in application software and semiconductors were leading contributors. Companies that helped businesses and consumers increase productivity and connectivity saw strong demand throughout the 12-month period. Leading security selection and an average underweight position in industrials added to Fund performance. The main contributors within this sector were building products and industrial machinery.

Over the period, security selection within the consumer discretionary sector weakened relative results, as holdings in casinos & gaming and home furnishing retail lagged on a relative basis. We held casinos & gaming names earlier in the reporting period based on our view that growth potential was underestimated, but that thesis changed dramatically in light of the global pandemic, and we exited land-based casino & gaming names. An overweight stance in energy, specifically in the oil & gas refining & marketing and oil & gas storage & transportation industries, detracted from performance. Even though we held only a slight overweight to energy at the beginning of the period, it had an outsized negative impact as the energy sector struggled mightily due to weak global demand.

How is the Fund positioned?

At period end, the Fund maintained an overweight to the consumer discretionary sector and underweights relative to the information technology, materials, and health care sectors, with all other sectors largely neutral relative to benchmark weights. During the period, the portfolio was highly active, most notably reducing investment in the information technology sector where valuations had become lofty. We added to the consumer discretionary and industrials sectors, specifically in businesses that may offer sustainable, attractive growth.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Timpani SMID Growth Fund

We're maintaining our overall tilt toward secular growth names that have strong fundamentals. Additionally, we are also invested in cyclical growth businesses that can benefit from economic reopening. In these instances, we focus on higher-quality attributes, such as above average earnings growth. We have been more conscious of valuations in light of market sentiment, but have not abandoned our focus on sustainable and underestimated growth opportunities.

What closing thoughts do you have for Fund shareholders?

The recent swings in market performance and sentiment along with significant increases in volatility have rattled many investors. While markets will certainly cheer progress in COVID-19 vaccines or treatments and will likely benefit once election results achieve a degree of clarity, markets don't ever sound an "all-clear" signal to let participants know when it's "safe" to carry on. A diversified, active approach that seeks to take advantage of the market's short-term extremes is more important than ever.

At the time of writing for this publication, election results are still unknown, though some manner of divided representation in Washington, D.C. seems most likely. The most recent progress in corporate earnings and profit margins paints an attractive picture for the U.S. economy. A divided government may reduce the likelihood of large tax hikes which, in isolation, will support corporate earnings and stock price valuations as well. Monetary and fiscal policy are still very stimulative, as governments and central banks around the world are still promoting growth initiatives, and long-run GDP growth overall has been positive but relatively sanguine. As such, businesses with higher-growth potential still look very attractive, as the U.S. and the global economies are not the proverbial "rising tide lifting all boats" in the foreseeable future. In our view, a mix of longer-term, secular growth opportunities along with shorter-term cyclical growth opportunities is most prudent.

www.calamos.com

Calamos Timpani SMID Growth Fund

GROWTH OF $1,000,000: SINCE INCEPTION (7/31/19) THROUGH 10/31/20

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/20

	1 YEAR	SINCE INCEPTION
Class A Shares – Inception 7/31/19
Without Sales Charge	36.96%	18.36%
With Sales Charge	30.55	13.84
Class I Shares – Inception 7/31/19	37.25	18.67
Class R6 Shares – Inception 7/31/19	37.25	18.67

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 2/28/20, the Fund's gross expense ratio for Class A shares is 3.42%, Class I shares is 3.17% and Class R6 shares is 3.16%. The Fund's investment adviser has contractually agreed to reimburse Fund expenses through March 1, 2022 to the extent necessary so that Total Annual Fund Operating Expenses of Class A shares and Class I shares are limited to 1.35% and 1.10% of average net assets, respectively. The Fund's investment adviser has contractually agreed to limit the Fund's annual ordinary operating expenses for Class R6 shares (as a percentage of average net assets) to 1.10% less the Fund's annual sub-transfer agency ratio (the aggregate subtransfer agency fees of the Fund's other share classes divided by the aggregate average annual net assets of the Fund's other share classes). For purposes of these expense limitations, operating expenses do not include taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any. Calamos Advisors may recapture previously waived expense amounts within the same fiscal year for any day where the respective share class's expense ratio falls below the contractual expense limit up to the expense limit for that day. This undertaking is binding on Calamos Advisors and any of its successors and assigns. This agreement is not terminable by either party. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†  Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares.

NOTES:

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The Russell 2500 Growth Index measures the performance of the small to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher growth earning potential. The Russell 2500 Growth Index is published and maintained by FTSE Russell.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Growth Fund

CALAMOS GROWTH FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the 12-month period ended October 31, 2020, Calamos Growth Fund gained 19.39% (Class I Shares at net asset value), lagging the S&P 1500 Growth Index return of 22.83%. The Fund generated strong performance in a turbulent year through strength in information technology and consumer discretionary selections. While it outperformed the broad U.S. equity market, as measured by the S&P 500 Index gain of 9.71% for the 12-month period, the Fund lagged the growth index due to the highly concentrated nature of that index. The top-three names in the S&P 1500 Growth Index accounted for approximately 23% of the index's weight and more than 50% of the index's return for the period.

Since the inception of Class I shares on September 18, 1997, the Fund has returned 11.21% on an annualized basis. The S&P 1500 Growth Index, the Fund's primary benchmark, returned 8.49% over the same period, and the S&P 500 Index returned 7.51%. We believe these comparisons demonstrate the Fund's ability to outdistance the growth and broad indices over full market cycles.

What factors influenced performance over the period?

COVID-19 dominated markets during the period, and had a global impact on monetary policy, fiscal policy, consumption, employment, mobility, and investor sentiment. And if the pandemic wasn't enough for investors to contemplate, a contentious U.S. election drew near as the period ended. All told, an 11-year bull market in U.S. equities came to an abrupt halt on February 29 when the S&P 500 Index declined -34% to its March 23 low. At one point during the period, oil prices went negative for the first time in history, as demand fell along with fears over storage capacity. Unemployment in the U.S. peaked at 14.7%. Contemplating this very difficult operating environment, businesses rapidly and dramatically cut their earnings and growth forecasts. Perhaps haunted by memories of slower and tamer responses to the Great Financial Crisis of 2007 – 2009, governments and central banks took fast and significant measures to provide stop-gap funding and stimulative conditions. The Cboe Volatility (VIX) Index, a measure of U.S. equity market volatility, began the period with a sanguine reading of 13, registered an alarming 82 by mid-March 2020, and ended the period at a still-elevated reading of 38.

Despite these issues, markets recovered quickly, as investors were able to look through short-term changes and focus again on fundamentals in light of a different economic, health and mobility backdrop. Growth stocks recovered back to prior highs faster than the overall market, as a combination of secular and cyclical growth winners that were well positioned to benefit from a new business and living environment (software, contactless retail & delivery, home improvement) all benefited from investor enthusiasm. At period end, value stocks, as measured by the S&P 1500 Value Index, finished -14.25% below their February 19 high mark. For the full 12-month period, growth stocks gained 22.83% as measured by the S&P 1500 Growth Index, value stocks declined -7.61% as measured by S&P 1500 Value Index, and the overall U.S. market gained 9.70% as measured by S&P 500 Index.

OVERVIEW

The Fund invests in the equities of U.S. companies from a range of market capitalizations that we believe offer the best potential for growth.

KEY FEATURES

■  Utilizes more than three decades of extensive research experience in growth investing.

■  Active management focuses on top-down views and bottom-up fundamentals.

■  Research-driven approach identifies opportunities by combining top-down analysis with a focus on key growth characteristics.

PORTFOLIO FIT

This actively managed Fund seeks to provide attractive returns through its emphasis on higher growth companies primarily in large and mid-cap arenas.

FUND NASDAQ SYMBOLS

A Shares	CVGRX
C Shares	CVGCX
I Shares	CGRIX

FUND CUSIP NUMBERS

A Shares	128119302
C Shares	128119856
I Shares	128119807

www.calamos.com

Calamos Growth Fund

SECTOR WEIGHTINGS

Information Technology	41.7%
Consumer Discretionary	17.8
Communication Services	12.1
Health Care	9.2
Industrials	9.0
Financials	4.0
Consumer Staples	2.7
Materials	1.6
Real Estate	1.2
Other	0.6

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

Sector leadership heavily favored traditionally higher growth sectors with information technology (+38%), consumer discretionary (+31%), and communication services (+27%) all strongly outperforming the S&P 1500 Growth Index overall and were, in fact, the only sectors to outperform the benchmark. Health care (+17%) generated strong returns as medicines and treatments took on paramount importance in the global pandemic. Materials (+11%), utilities (+6%), consumer staples (+5%), industrials (+0%), financials (-2%), and real estate (-5%), all lagged significantly, while the energy sector (-49%) dramatically underperformed the benchmark.

The Fund benefited from strong stock selection and an overweight to the consumer discretionary sector. In particular, automobile manufacturers and internet & direct marketing retail were leading contributors. Internet & direct marketing retail saw a strong upward trend from the shutdown, as businesses offering shopping and delivery services were in high demand. The Fund began the period with a slight overweight to consumer discretionary holdings and saw that overweight increased slightly by period end.

The Fund also benefited from superior selection in the information technology sector. Although the sector was the growth benchmark's leader for the period, Fund holdings were still able to outperform those of the S&P 1500 Growth Index. Most notably, holdings within internet services & infrastructure industry as well as the semiconductor industry were strong absolute and relative contributors.

Investments in the industrials sector detracted from relative performance during the period. Holdings within the aerospace & defense and airlines industries hurt relative performance. The portfolio held many of the names in aerospace & defense and airlines at the beginning of the period based on the premise that a slower-growth economy had led to the over discounting of individual turnaround opportunities. However, this outlook of a gradually improving economy went to the wayside at the onset of the pandemic/lockdown, and holdings were reduced in favor of more attractive opportunities elsewhere.

Health care holdings also detracted slightly from relative returns for the 12-month period. A slight overweight to the sector was additive on a relative basis, but selection within the biotechnology and health care services industries both lagged.

How is the Fund positioned?

At the end of the reporting period, the Fund maintained overweights to information technology and consumer discretionary holdings. Each of these sectors offers a combination of longer-term secular growth and more cyclical growth opportunities due to changing economic conditions. In each case, relative weights increased from the beginning of the period. Additions to information technology shifted the allocation from an underweight at the start of the period to an overweight at the end of the period. When making these additions, we were cognizant of highly crowded and concentrated positions within the growth benchmark, with an eye toward risks in more highly valued names. In terms of reductions, the Fund most significantly reduced its industrials weight, as mentioned previously, preferring to reduce one of the most deeply cyclical areas of the economy for opportunities elsewhere. The Fund is most underweight consumer staples and real estate at the end of the reporting period.

In our view, a combination of longer-term, secular growth opportunities, along with select cyclical growth opportunities makes the most sense in today's market and economic environment. Many of the trends that were in place ahead of the global

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Growth Fund

outbreak, lockdowns and reduced mobility should remain intact and attractive as the world learns to adapt to this environment and anticipates advances in treatments and potential vaccines. In addition, human ingenuity should not be discounted, and cyclical opportunities that can benefit from changes in behaviors and the eventual reopening should be attractive as well. As such, the Fund is diversified among a range of growth opportunities and has been keenly aware of valuation risks.

What closing thoughts do you have for Fund shareholders?

The recent swings in market performance and sentiment along with significant increases in volatility have rattled many investors. While markets will certainly cheer progress in COVID-19 vaccines or treatments and will likely benefit from reduced uncertainty once election results achieve a degree of clarity, markets don't ever sound an "all-clear" signal to let participants know when it's "safe" to carry on. A diversified, active approach that seeks to take advantage of the market's short-term extremes is more important than ever.

At time of writing for this publication, election results are still unknown, though some manner of divided representation in Washington, D.C. seems most likely. The most recent progress in corporate earnings and profit margins paints an attractive picture for the U.S. economy. A divided government may reduce the likelihood of large tax hikes which, in isolation, will support corporate earnings and stock price valuations as well. Monetary and fiscal policy are still very stimulative, as governments and central banks around the world are still promoting growth initiatives, and long-run GDP growth overall has been positive but relatively sanguine. As such, businesses with higher-growth potential still look very attractive, as the U.S. and the global economies are not the proverbial "rising tide lifting all boats" in the foreseeable future. In our view, a mix of longer-term, secular growth opportunities along with shorter-term cyclical growth opportunities is most prudent.

ANNUALIZED RETURN: SINCE INCEPTION (9/18/97) THROUGH 10/31/20

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund's Class I shares at net asset value. The Fund also offers Class A and Class C shares, the performance of which may vary. Source: State Street Corporation and Lipper, Inc.

*  Annual returns for Class I shares are provided because Class I shares represent the largest percentage of assets in the Calamos Family of Funds.

www.calamos.com

Calamos Growth Fund

GROWTH OF $1,000,000: FOR THE 10-YEAR PERIOD ENDED 10/31/20

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/20

	1 YEAR	5 YEARS	10 YEARS
Class A Shares – Inception 9/4/90
Without Sales Charge	19.11%	11.00%	10.66%
With Sales Charge	13.44	9.92	10.13
Class C Shares – Inception 9/3/96
Without Sales Charge	18.23	10.18	9.84
With Sales Charge	17.23	10.18	9.84
Class I Shares – Inception 9/18/97	19.39	11.27	10.94

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 2/28/20, the Fund's gross expense ratio for Class A shares is 1.35%, Class C shares is 2.13% and Class I shares is 1.10%. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†  Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results and was in effect until March 31, 2000. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class C have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The S&P 1500 Growth Index consists of the growth segment of the securities found in the S&P 1500 Index. The S&P 1500 combines the S&P 500, S&P MidCap 400 and the S&P SmallCap 600.

The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Growth and Income Fund

CALAMOS GROWTH AND INCOME FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

During the 12-month period ended October 31, 2020, Calamos Growth and Income Fund gained 12.72% (Class I Shares at net asset value), strongly outperforming the all-equity S&P 500 Index's 9.71% return. The ICE BofA All US Convertibles Ex Mandatory Index gained an impressive 31.18% for the period as the asset class helped businesses access capital in extreme economic conditions. We manage the Fund with the goal of achieving upside equity participation and potential downside risk mitigation over full market cycles. Since its Class I shares inception on September 18, 1997, the Fund returned 9.54% on an annualized basis versus a 7.51% gain for the S&P 500 Index and 8.54% return for the ICE BofA All US Convertibles Ex Mandatory Index.

Please discuss the Fund's lower-volatility characteristics.

We believe the Fund's historical lower-volatility characteristics are a byproduct of our investment style and focus on participating in equity market upside with less volatility than the market as a whole. Beta is one popular statistic for measuring volatility. Beta considers a fund's historic volatility versus the market, which is assigned a beta of 1.0. A fund with half the volatility of the market would have a beta of 0.5, while a fund with a beta of 2.0 would have been twice as volatile as the market. Since its inception, the Fund has had a beta of 0.75 (Class I shares) versus the S&P 500 Index. The Fund, therefore, outperformed the broader equity market, as measured by the S&P 500 Index, with less volatility than the equity market. Please note that past performance does not indicate future results and that beta is one of many measures of risk.

What factors influenced performance during the reporting period?

COVID-19 dominated markets during the period, and had a global impact on monetary policy, fiscal policy, consumption, employment, mobility, and investor sentiment. And if the pandemic wasn't enough for investors to contemplate, a contentious U.S. election drew near as the period ended. All told, an 11-year bull market in U.S. equities came to an abrupt halt with the S&P 500 Index's -34% decline from its February 19 high to March 23 low. At one point during the period, oil prices went negative for the first time in history, as demand fell along with fears over storage capacity. Unemployment in the U.S. peaked at 14.7%. Contemplating this very difficult operating environment, businesses rapidly and dramatically cut their earnings and growth forecasts. Perhaps haunted by memories of slower and tamer responses to the Great Financial Crisis of 2007 – 2009, governments and central banks took fast and significant measures to provide stop-gap funding and stimulative conditions. The Cboe Volatility (VIX) Index, a measure of U.S. equity market volatility, began the period with a sanguine reading of 13, registered an alarming 82 by mid-March 2020, and ended the period at an elevated reading of 38.

Despite these issues, markets recovered quickly, as investors were able to look through short-term changes and focus again on fundamentals in light of a different economic, health and mobility backdrop. Growth stocks recovered back to prior highs faster than the overall market, as a combination of secular and cyclical growth winners that were

OVERVIEW

The Fund invests primarily in U.S. equity and convertible securities in an attempt to balance risk/reward while providing growth and income.

KEY FEATURES

■  Leverages more than four decades of research experience combining equities and convertible holdings to provide equity-like participation.

■  Provides a core holding option that aims to maintain a consistent risk posture throughout the market cycle.

■  Research-driven approach identifies opportunities by combining top-down analysis with a focus on key growth characteristics.

PORTFOLIO FIT

The Fund can provide a long-term core equity allocation, which exhibits potentially lower volatility and delivers attractive income.

FUND NASDAQ SYMBOLS

A Shares	CVTRX
C Shares	CVTCX
I Shares	CGIIX
R6 Shares	CGIOX

FUND CUSIP NUMBERS

A Shares	128119104
C Shares	128119831
I Shares	128119872
R6 Shares	128120326

www.calamos.com

Calamos Growth and Income Fund

SECTOR WEIGHTINGS

Information Technology	25.2%
Consumer Discretionary	14.7
Health Care	14.3
Industrials	10.6
Communication Services	10.5
Financials	8.3
Consumer Staples	5.7
Utilities	4.1
Real Estate	2.1
Energy	1.8
Materials	1.7
Other	0.3

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

well positioned to benefit from a new business and living environment (software, contactless retail & delivery, home improvement) all benefited from investor enthusiasm. At period end, value stocks, as measured by the S&P 1500 Value Index, finished -14.25% below the February 19 high. For the full 12-month period, growth stocks gained 22.83% as measured by the S&P 1500 Growth Index, value stocks declined -7.61% as measured by S&P 1500 Value Index, and the overall U.S. market gained 9.71% as measured by S&P 500 Index.

Sector leadership heavily favored traditionally higher growth sectors with information technology (+35%), consumer discretionary (+26%), and communication services (+17%), all strongly outperforming the S&P 500 Index's overall 9.70% return. Materials (+13%) and health care (+11%) were also able to outperform the broad market. Consumer staples (+6%), utilities (+2%), industrials (-2%), real estate (-10%) and financials (-14%) all lagged significantly, while the energy sector (-46%) dramatically underperformed the benchmark.

For the full reporting period, the well-diversified portfolio was able to outperform the equity benchmark by actively managing the Fund's risk/reward through the volatile reporting period. While the Fund was able to better manage the downside during the market's plunge from February 19, 2020, through the market low on March 23, 2020, it captured a strong 88% of the S&P 500 Index's upside from the market low to the end of the period. This approach to equity market risk management has been vital to the success of our long-term track record.

Strong issue selection and an overweight position in consumer discretionary was additive to relative performance. Internet & direct marketing retail notably helped, as did hotels, resorts & cruise lines. In each of these industries, the portfolio utilized convertible securities along with common stocks in order to manage risks in businesses that stood to benefit from lockdowns and those that were more economically sensitive and sold off heavily. Favorable security selection and an average underweight position in energy contributed to performance. Specifically, integrated oil & gas and our lack of exposure in oil & gas equipment & services promoted return. Energy was the market's worst performing sector, so the Fund's underweight and use of convertible securities for a portion of the energy investment proved favorable.

Over the period, selection and an average overweight allocation within the industrials sector detracted from return, as holdings in the aerospace & defense and air freight & logistics industries lagged on a relative basis. Holdings within aerospace & defense held at the start of the reporting period with a view that an improving economy would create greater opportunities in the near future, but the global lockdowns disrupted that thesis and the Fund was quite active within the space during a volatile market. A mild underweight to information technology was a drag on relative performance, as information technology was the benchmark's top-performing sector. Valuation concerns prompted the decision to slightly underweight the sector and utilize convertible securities in conjunction with common stocks. Security selection in information technology was modestly above that of the overall market, slightly boosting relative performance.

How is the Fund positioned?

While always risk conscious, the Fund maintains a relatively optimistic positioning relative to equity market risks. Believing that the U.S. equity market may be volatile

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Growth and Income Fund

but upward trending, we continue to position the portfolio with the goal of participating in the U.S. equity market's upside, while providing for resilience during market declines and downside volatility. We believe that actively managing equity market risks by blending equity and convertible securities allows us to construct a portfolio that can provide equity-like returns with significantly less volatility and equity beta over full market cycles.

In terms of positioning, we favor growth areas of the equity market (information technology, consumer and healthcare) with longer-term, sustainable cash flow generation characteristics. We also have cyclical exposure for the economic recovery and effective vaccine base case, which should favor companies that can rapidly grow cash flows from depressed bases. We have taken a laddered approach in these economic recovery areas, owning some areas that are currently recovering and other areas in which recovery will take longer. We continue to utilize convertibles in many higher-risk areas of the market, including more aggressive growth companies as well as deeper cyclical areas, seeking to provide positive asymmetric returns in lower-risk structures.

What closing thoughts do you have for Fund shareholders?

We continue to position the Fund for a transitional and volatile macro environment, but with expected positive risk asset returns. The path of the economy and risk assets will be determined by many factors, including the pace of COVID-19 spread in the latest wave, the development of effective vaccines and treatments, the pace of the economic growth with re-opening efforts, as well as monetary and fiscal policy efficacy.

Our view of many of these factors remain the same since the market recovered from the initial COVID-19 downswing, providing a positive-but-volatile path forward based on the following premises: the virus spread remains highly variable, an effective vaccine should be widely available sometime in 2021, the recovery will move forward but at a slower pace until there is a vaccine, and then it accelerates to a more normal level of economic activity, and all the while monetary policy should remain very accommodative.

At the time of this writing, we have yet to see the final results of the U.S. elections, but our previous base case of a divided U.S. government and the passage of an additional fiscal spending bill both seem reasonable. We will continue to monitor this situation and will adjust our view accordingly.

www.calamos.com

Calamos Growth and Income Fund

ANNUALIZED RETURN: SINCE INCEPTION (9/18/97) THROUGH 10/31/20

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund's Class I shares at net asset value. The Fund also offers Class A, Class C and Class R6 shares, the performance of which may vary. Source: State Street Corporation and Lipper, Inc.

*  Annual returns for Class I shares are provided because Class I shares represent the largest percentage of assets in the Calamos Family of Funds.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Growth and Income Fund

GROWTH OF $1,000,000: FOR THE 10-YEAR PERIOD ENDED 10/31/20

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/20

	1 YEAR	5 YEARS	10 YEARS OR ^SINCE INCEPTION
Class A Shares – Inception 9/22/88
Without Sales Charge	12.43%	9.63%	8.71%
With Sales Charge	7.08	8.56	8.18
Class C Shares – Inception 8/5/96
Without Sales Charge	11.62	8.80	7.89
With Sales Charge	10.62	8.80	7.89
Class I Shares – Inception 9/18/97	12.72	9.89	8.98
Class R6 Shares – Inception 6/23/20^			4.63

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 2/28/20, the Fund's gross expense ratio for Class A shares is 1.10%, Class C shares is 1.86%, Class I shares is 0.86% and Class R6 shares is 0.77% (as of prospectus dated 6/23/20). The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†  Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. Source: Lipper, Inc.

The ICE BofA All U.S. Convertibles Ex Mandatory Index represents the U.S. convertibles securities market excluding mandatory convertibles.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

The Fund's use of derivative instruments involves investment risks and transaction costs to which the Fund would not be subject absent the use of these instruments and, accordingly, may result in losses greater than if they had not been used. Derivative instruments can be illiquid, may disproportionately increase losses and may have a potentially large impact on Fund performance.

www.calamos.com

Calamos Dividend Growth Fund

OVERVIEW

The Fund invests in companies that we believe have the ability to increase dividends over time, either through increasing profits or more efficient use of capital.

KEY FEATURES

■  Employs bottom-up stock picking and a benchmark-agnostic approach.

■  Focuses on good businesses with solid cash flows and value prices.

PORTFOLIO FIT

The Fund may be suitable for investors seeking a regular stream of income and dividend-paying equity investments that tend to be less volatile than non-dividend payers.

FUND NASDAQ SYMBOLS

A Shares	CADVX
C Shares	CCDVX
I Shares	CIDVX

FUND CUSIP NUMBERS

A Shares	128120839
C Shares	128120821
I Shares	128120813

CALAMOS DIVIDEND GROWTH FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the 12-month period ended October 31, 2020, Calamos Dividend Growth Fund returned 9.46% (Class I shares at net asset value), performing broadly in line with the S&P 500 Index return of 9.71%. The Fund outperformed the Morningstar Large Blend category average of 6.30% and ranked in the 36th percentile.*

What factors influenced performance during the reporting period?

COVID-19 dominated markets during the period, and had a global impact on monetary policy, fiscal policy, consumption, employment, mobility, and investor sentiment. And if the pandemic wasn't enough for investors to contemplate, a contentious U.S. election drew near as the period ended. All told, an 11-year bull market in U.S. equities came to an abrupt halt with the S&P 500 Index's -34% decline from its February 19 high to March 23 low. At one point during the period, oil prices went negative for the first time in history, as demand fell along with fears over storage capacity. Unemployment in the U.S. peaked at 14.7%. Contemplating this very difficult operating environment, businesses rapidly and dramatically cut their earnings and growth forecasts. Perhaps haunted by memories of slower and tamer responses to the Great Financial Crisis of 2007 – 2009, governments and central banks took fast and significant measures to provide stop-gap funding and stimulative conditions. The Cboe Volatility (VIX) Index, a measure of U.S. equity market volatility, began the period with a sanguine reading of 13, registered an alarming 82 by mid-March 2020, and ended the period at a still-elevated reading of 38.

Despite these issues, markets recovered quickly, as investors were able to look through short-term convulsions and focus again on fundamentals in light of a different economic, health and mobility backdrop. Growth stocks recovered back to prior highs faster than the overall market, as a combination of secular and cyclical growth winners that were well positioned to benefit from the new remote business and living environment (software, contactless retail & delivery, home improvement) all benefited from investor enthusiasm. At period end, value stocks, as measured by the S&P 1500 Value Index, finished -14.25% below their February 19 high mark.

Sector leadership heavily favored traditionally higher-growth sectors with information technology (+35%), consumer discretionary (+26%) and communication services (+17%), all strongly outperforming the S&P 500 Index's overall 9.71% return. Materials (+13%) and health care (+11%) were also able to outperform the broad market. Consumer staples (+6%), utilities (+2%), industrials (-2%), real estate (-10%) and financials (-14%) all lagged significantly, while the energy sector (-46%) dramatically underperformed the benchmark.

*  Data is as of 10/31/20. Morningstar category percentile ranking is based on annualized total return for the 1-year, 3-year and 5-year periods. Calamos Dividend Growth Fund Class I Shares were in the 36th, 40th and 39th percentiles of 1,370, 1,237 and 1,071 funds for the 1-year, 3-year and 5-year periods, respectively, for the Morningstar Large Blend category. Morningstar Large Blend portfolios are fairly representative of the overall U.S. stock market in size, growth rates and price. Stocks in the top 70% of the capitalization of the U.S. equity market are defined as large cap. The blend style is assigned to portfolios where neither growth nor value characteristics predominate. These portfolios tend to invest across the spectrum of U.S. industries, and their returns are often similar to those of the S&P 500 Index.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Dividend Growth Fund

The Fund's relative performance benefited from security selection and an average overweight position in consumer discretionary. In particular, internet & direct marketing retail and home improvement retail bolstered relative returns. Businesses in these spaces were well situated for changing mobility and consumption patterns. In addition, the Fund benefitted from favorable security selection and an average underweight position in real estate. Specifically, our lack of representation in retail REITs and residential REITs provided lift, while real estate securities that the Fund did own strongly outperformed while the sector struggled.

Over the period, security selection and an average overweight allocation within the financials sector detracted from relative results, as holdings in multi-line insurance and diversified banks lost ground on a relative basis. Financials struggled as trends in an improving economy were clearly disrupted by COVID-19 and lockdowns. Selection and an average overweight position in industrials lagged, especially in the aerospace & defense and air freight & logistics industries, as businesses that looked attractive in an improving economy went into stasis.

How is the Fund positioned?

At period end, the Fund had a modest overweight to consumer discretionary holdings, countered by modest underweights to more outright defensive real estate and health care. While always very risk conscious, the Fund maintains a relatively optimistic stance relative to equity market risks. Believing that the U.S. equity market may be volatile but upward trending, we continue to position the portfolio with the goal of participating in the U.S. equity market's upside, while providing resilience during market declines and downside volatility. We believe that actively managing equity market risks by blending equity and convertible securities allows us to construct a portfolio that can provide equity-like returns with significantly less volatility and equity beta over full market cycles.

What closing thoughts do you have for Fund shareholders?

We continue to position the Fund for a transitional and volatile macro environment, but with expected positive risk-asset returns. The path of the economy and risk assets will be determined by many factors, including the pace of COVID-19 spread, the development of effective vaccines and treatments, the pace of economic growth with the re-opening, as well as monetary and fiscal policy efficacy.

Our view of many of these factors has been consistent since the market recovered from the downswing from COVID-19 lockdown downswing, providing a positive but volatile path forward: the virus spread remains highly variable, an effective vaccine should be widely available sometime in 2021, the economic recovery moves forward but at a slower pace until there is a vaccine and then accelerates to a more normal level of activity, and monetary policy should remain very accommodative.

At the time of this writing, we do not yet know the final results of the U.S. election as the Georgia U.S. Senate runoffs and Trump's refusal to concede hang over the country, but our previous base case of a divided U.S. government and the passage of additional fiscal spending bill both seem reasonable. We will continue to monitor this situation and will adjust our view accordingly.

SECTOR WEIGHTINGS

Information Technology	27.8%
Consumer Discretionary	13.3
Health Care	12.7
Communication Services	10.7
Financials	9.7
Industrials	8.2
Consumer Staples	6.5
Utilities	2.7
Materials	2.6
Energy	2.0
Real Estate	1.4
Other	1.0

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

www.calamos.com

Calamos Dividend Growth Fund

GROWTH OF $1,000,000: SINCE INCEPTION (8/05/13) THROUGH 10/31/20

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/20

	1 YEAR	5 YEARS	SINCE INCEPTION
Class A Shares – Inception 8/5/2013
Without Sales Charge	9.20%	10.45%	8.55%
With Sales Charge	3.99	9.39	7.82
Class C Shares – Inception 8/5/2013
Without Sales Charge	8.35	9.63	7.74
With Sales Charge	7.38	9.63	7.74
Class I Shares – Inception 8/5/2013	9.46	10.73	8.82

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 2/28/20, the Fund's gross expense ratio for Class A shares is 1.95%, Class C shares is 2.66% and Class I shares is 1.68%. The Fund's Investment Adviser has contractually agreed to reimburse Fund expenses through 3/1/22 to the extent necessary so that Total Annual Fund Operating Expenses (excluding taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, if any) of Class A, Class C and Class I shares are limited to 1.35%, 2.10%,1.10% of average net assets, respectively. Calamos Advisors may recapture previously waived expense amounts within the same fiscal year for any day where the respective Fund's expense ratio falls below the contractual expense limit up to the expense limit for that day. This undertaking is binding on Calamos Advisors and any of its successors and assigns. This agreement is not terminable by either party. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†  Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results. Load-adjusted returns are adjusted for the maximum frontend sales load of 4.75% for Class A shares. Returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graph does not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Select Fund

CALAMOS SELECT FUND

(formerly, Calamos Opportunistic Value Fund)

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the 12-month period ended October 31, 2020, Calamos Select Fund returned 5.92% (Class I shares at net asset value), outperforming the S&P 1500 Value Index return of -7.59%, but lagging the broad market as measured by the S&P 500 Index 9.71% gain.

Seeking to improve the opportunity set rather than limit the focus to the value side of U.S. equity markets, the Fund changed its primary benchmark on February 28, 2020, from the S&P 1500 Value Index to the S&P 500 Index, which more closely aligns with the Fund's investment universe, and additionally changed its name to Calamos Select Fund.

Since the Fund declared the change in benchmark on February 28, 2020, Calamos Select Fund returned +10.27% (Class I shares at net asset value), outperforming the S&P 1500 Value Index return of -1.66%, but lagging the broad market as measured by the S&P 500 Index return of +12.03%.

What factors influenced performance during the reporting period?

COVID-19 dominated markets during the period, and had a global impact on monetary policy, fiscal policy, consumption, employment, mobility, and investor sentiment. And if the pandemic wasn't enough for investors to contemplate, a contentious U.S. election drew near as the period ended. All told, an 11-year bull market in U.S. equities came to an abrupt halt with the S&P 500 Index's -34% decline from its February 19 high to March 23 low. At one point during the period, oil prices went negative for the first time in history, as demand fell along with fears over storage capacity. Unemployment in the U.S. peaked at 14.7%. Contemplating this very difficult environment in which to operate, businesses rapidly and dramatically cut their earnings and growth forecasts. Perhaps haunted by memories of slower and tamer to the Great Financial Crisis of 2007 – 2009, governments and central banks reacted in fast and significant measures to provide stop-gap funding and stimulative conditions. The Cboe Volatility (VIX) Index, a measure of U.S. equity market volatility, began the period with a sanguine reading of 13, registered an alarming 82 by mid-March 2020, and ended the period at a still-elevated reading of 38.

Despite these issues, markets recovered quickly, as investors were able to look through short-term changes and focus again on fundamentals in light of a different economic, health and mobility backdrop. Growth stocks recovered back to prior highs faster than the overall market, as a combination of secular and cyclical growth winners that were well positioned to benefit from a new business and living environment (software, contactless retail & delivery, home improvement) all benefited from investor

OVERVIEW

The Fund primarily invests in a concentrated portfolio of large-cap U.S. equities with broad representation across sectors and industries. In addition, the Fund can invest across investment styles in the U.S. equity market.

KEY FEATURES

■  Security selection is based mainly on Calamos analysts' highest conviction ideas. We leverage the collective expertise of the firm's research analysts, who average 15+ years of experience in their areas of expertise.

■  The investment process is driven by rigorous fundamental and sector-specific research. The goal is to maximize exposure to opportunities the team believes are compelling.

■  Quantitative tools help minimize systematic risks across both sectors and factors. We use quantitative tools to minimize unintended bets and maximize the impact of security selection.

PORTFOLIO FIT

Because the Fund pairs a high-conviction approach with a broad investment universe, we believe it is an attractive choice for investors seeking a long-term core equity allocation to U.S. stocks.

FUND NASDAQ SYMBOLS

A Shares	CVAAX
C Shares	CVACX
I Shares	CVAIX

FUND CUSIP NUMBERS

A Shares	128119666
C Shares	128119641
I Shares	128119633

www.calamos.com

Calamos Select Fund

SECTOR WEIGHTINGS

Information Technology	27.2%
Health Care	14.7
Consumer Discretionary	10.8
Financials	10.6
Communication Services	10.3
Industrials	10.0
Consumer Staples	6.8
Utilities	3.2
Materials	1.9
Real Estate	1.4
Energy	1.2

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

enthusiasm. At period end, value stocks, as measured by the S&P 1500 Value Index, finished -14.25% below the February 19 high.

Sector leadership heavily favored traditionally higher growth sectors with information technology (+35%), consumer discretionary (+26%), and communication services (+17%), all strongly outperforming the S&P 500 Index's overall 9.70% return. Materials (+13%) and health care (+11%) were also able to outperform the broad market. Consumer staples (+6%), utilities (+2%), industrials (-2%), real estate (-10%) and financials (-14%) all lagged significantly, while the energy sector (-46%) dramatically underperformed the benchmark.

Fund holdings in the information technology sector contributed the most to Fund performance and outperformed those of the S&P 500 Index. Names in the internet services & infrastructure industry and the semiconductor industry showed notable strength. During the period, the Fund increased its allocation to the sector, ending the period with a very slight underweight relative to the index. The Fund's real estate stocks were also strong contributors. While the sector delivered negative returns and significantly underperformed the broad market, Fund holdings delivered strong positive returns and outperformed handily. The Fund's real estate underweight added value as well.

An overweight to the cyclically oriented industrials sector and issue selection detracted from Fund performance. Specifically, holdings in the trucking and airlines industries hurt relative returns. Airlines holdings struggled during the period, as global travel slowed to a near standstill. The Fund was very active in the industrials sector during the period, looking to decrease exposures during the market sell-off and selectively adding to businesses with the potential to benefit as conditions improve. Holdings in financials detracted from the Fund's performance during the period, underperforming those of the S&P 500 Index, and an overweight to the sector was a drag on performance as well. The financials sector struggled in light of the historic economic slowdown despite attractive valuations, and Fund holdings in multi-line insurance and consumer finance weighed heavily on performance results during the period.

How is the Fund positioned?

The Fund holds slight overweights to the industrials, financials and health care sectors, with underweights to outright defensive areas of the market such as real estate. The portfolio favors large-cap strong franchises and holds names across the spectrum of growth and value, with a bias toward growth stocks at period end. As the U.S. and global economy are recovering, the long-run growth prospects are still positive. As investors tend to favor what is most difficult to find, companies that may be able to generate higher growth in a lower-growth world remain attractive investments. However, many businesses that have not been in the market headlines as winners in the economic lockdown are also attractive opportunities as overly pessimistic views of growth potential have priced them to attractive levels.

What closing thoughts do you have for Fund shareholders?

The recent swings in market performance and sentiment along with significant increases in volatility have rattled many investors. While markets will certainly cheer

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Select Fund

progress in COVID-19 vaccines or treatments and will likely benefit from reduced uncertainty once election results achieve a degree of clarity, markets don't ever sound an "all-clear" signal to let participants know when it's "safe" to carry on. A diversified, active approach that seeks to take advantage of the market's short-term extremes is more important than ever.

At time of writing for this publication, election results are still unknown, though some manner of divided representation in Washington, D.C. seems most likely. The most recent progress in corporate earnings and profit margins paints an attractive picture for the U.S. economy. A divided government may reduce the likelihood of large tax hikes which, in isolation, will support corporate earnings and stock price valuations as well. Monetary and fiscal policy are still very stimulative, as governments and central banks around the world are still promoting growth initiatives as long run GDP growth overall has been positive but relatively sanguine. The Fund holds a mix of large-cap, well-known businesses in a range of secular and cyclical industries. Holdings are diversified across attractively valued businesses that may be well poised to be significant market-share winners as U.S. and global economies re-emerge and growth markets strengthen.

ANNUALIZED RETURN: SINCE INCEPTION (3/1/02) THROUGH 10/31/20

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund's Class I shares at net asset value. The Fund also offers Class A and Class C shares, the performance of which may vary. Performance shown reflects an expense reimbursement that improved results. Source: State Street Corporation and Lipper, Inc.

*  Annual returns for Class I shares are provided because Class I shares represent the largest percentage of assets in the Calamos Family of Funds.

www.calamos.com

Calamos Select Fund

GROWTH OF $1,000,000: FOR THE 10-YEAR PERIOD ENDED 10/31/20

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/20

	1 YEAR	5 YEARS	10 YEARS
Class A Shares – Inception 1/2/02
Without Sales Charge	5.71%	8.31%	8.19%
With Sales Charge	0.68	7.26	7.66
Class C Shares – Inception 1/2/02
Without Sales Charge	4.85	7.49	7.38
With Sales Charge	3.85	7.49	7.38
Class I Shares – Inception 3/1/02	5.92	8.57	8.45

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 2/28/20, the Fund's gross expense ratio for Class A shares is 1.63%, Class C shares is 2.36% and Class I shares is 1.37%. The Fund's investment adviser has contractually agreed to reimburse Fund expenses through March 1, 2022, to the extent necessary so that Total Annual Fund Operating Expenses (excluding taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any) of Class A, Class C, and Class I are limited to 1.15%, 1.90%, and 0.90% of average net assets, respectively. Calamos Advisors may recapture previously waived expense amounts within the same fiscal year for any day where the respective Fund's expense ratio falls below the contractual expense limit up to the expense limit for that day. This undertaking is binding on Calamos Advisors and any of its successors and assigns. This agreement is not terminable by either party. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†  Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results and was in effect until March 31, 2004. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The S&P 1500 Value Index is designed to provide investors with a measure of the performance of U.S. value equities.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos International Growth Fund

CALAMOS INTERNATIONAL GROWTH FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the 12-month period ended October 31, 2020, Calamos International Growth Fund returned 28.06% (Class I shares at net asset value) versus a 5.53% return for the MSCI EAFE Growth Index and a -2.19% return for the MSCI ACWI Ex US Index. The Fund's one-year return finished in the top 8th percentile of the Morningstar Foreign Large-Growth category,* reflecting the benefit of our active investment approach, which was instrumental in adapting to high volatility during the COVID-19 market drawdown and capturing the upside in foreign stocks as the recovery unfolded over the last six months of the period.

Since its inception on March 16, 2005, the Fund has returned 8.09% on an annualized basis (Class I shares at net asset value) compared with a 5.86% increase for the MSCI EAFE Growth Index and 4.78% return for the MSCI ACWI Ex US Index. We believe this long-term record demonstrates the Fund's ability to generate excess returns in international growth equities over complete market cycles.

What factors influenced performance during the reporting period?

Over the 12-month period, International stocks confronted an environment of historic uncertainty and volatility. In the first half of the period, international stocks responded to positive earnings growth, seeming progress in global trade negotiations and accommodative central bank policy. The second half of the period saw a significant shift in global market conditions following the sharp correction as investors reeled from the explosive spread of COVID-19 and its abrupt impact on economic activity.

The Fund's strong performance during this trying year was attributable to leading security selection versus the benchmark as well as favorable top-down positioning in both sectors and regions. Many of the Fund's holdings in companies with advantaged business models and exposure to our secular themes performed well versus the anemic international growth environment.

From a sector perspective, the Fund's security selection in technology and consumer discretionary added significant value, as holdings with more resilient fundamentals in the software and internet retail industries saw strong returns amid acceleration in key secular themes. The Fund's slight holdings in utilities trailed the index and the average underweight in materials also hampered returns over the period.

From a geographic perspective, the Fund's holdings in Emerging Asia, Europe and Japan generated strong relative returns and contributed to Fund performance, as

*  Data is as of 10/31/20. Morningstar category percentile ranking is based on annualized total return for the 1-year, 3-year, 5-year and 10-year periods. Calamos International Growth Fund Class I Shares were in the 8th, 20th, 19th and 22nd percentiles of 456, 405, 322 and 237 funds for the 1-year, 3-year, 5-year and 10-year periods, respectively, for the Morningstar Foreign Large Growth category. Foreign Large-Growth portfolios focus on high-priced growth stocks, mainly outside of the U.S. Most of these portfolios divide their assets among a dozen or more developed markets, including Japan, Britain, France and Germany. These portfolios primarily invest in stocks that have market caps in the top 70% of each economically integrated market (such as Europe or Asia ex Japan). Growth is defined based on fast growth (high growth rates for earnings, sales, book value, and cash flow) and high valuations (high price ratios and low dividend yields). These portfolios typically will have less than 20% of assets invested in U.S. stocks.

OVERVIEW

The Fund offers a dynamic approach to accessing international growth opportunities. We apply our active investment approach to build a portfolio of companies with superior growth and quality attributes across developed and emerging market.

KEY FEATURES

■  Identifies companies with compelling growth, competitive advantages and financial strength.

■  Identifies durable secular themes that provide a tailwind for sustainable growth and a franchise premium.

■  Investment universe spans geographies and market caps, providing a wide breadth of opportunities.

■  Takes environmental, social and governance (ESG) factors into account, evaluating the effects on a company's risk profile, cash flow and long-term returns.

PORTFOLIO FIT

As an active, true growth offering with a differentiated return profile, the Fund can potentially help investors optimize capital appreciation within their international allocation.

FUND NASDAQ SYMBOLS

A Shares	CIGRX
C Shares	CIGCX
I Shares	CIGIX
R6 Shares	CIGOX

FUND CUSIP NUMBERS

A Shares	128119575
C Shares	128119559
I Shares	128119542
R6 Shares	128120425

www.calamos.com

Calamos International Growth Fund

SECTOR WEIGHTINGS

Consumer Discretionary	23.1%
Information Technology	18.8
Industrials	16.4
Health Care	11.8
Financials	9.2
Communication Services	8.7
Materials	5.7
Energy	3.8
Utilities	0.9
Consumer Staples	0.8
Other	0.5

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

companies with leading businesses outpaced benchmark peers. The Fund's modest holdings in Emerging Europe lagged the index return in the region, and an average underweight to Japan also detracted from fund performance over the period.

How is the Fund positioned?

The Fund's regional and country positioning reflects the combined inputs from our top-down global framework and our bottom-up security analysis. Our investment team evaluates macroeconomic factors and growth opportunities and actively integrates these into the investment decision-making process.

The Fund is positioned with a combination of core and secular growth companies, in addition to increased cyclical opportunities given our positive outlook on the economic recovery. Technology, consumer discretionary, industrials, health care, and communication services represent the largest sector weights in the Fund. Key industry positions include semiconductors, interactive media & services, internet retail, diversified banks, life science tools, and industrial machinery. We hold selective weights in energy and materials, owning companies with more flexible balance sheets and positioned to benefit from recovering global commodities demand. We hold lesser weights in more defensive areas including utilities, real estate, consumer staples and traditional telecoms, given our more positive view on prospects for the economic recovery.

From a geographic perspective, we own a diversified set of holdings in Europe, with a blend of end markets and business types. Positioning is largely in global secular demand areas and, in some cases, more regionally exposed businesses. We've increased our opportunity set in Japan. Fiscal stimulus and monetary policies are extremely accommodative in Japan, and we view the change in political leadership as a positive for demand and innovation. We have a favorable outlook on emerging markets and own investments within key demand areas such as interactive media & services, e-commerce, semiconductors, higher-quality banks and insurance.

What closing thoughts do you have for Fund shareholders?

International markets continue to navigate a range of crosscurrents . We are analyzing the global recovery and many aspects of economic activity, alongside policy actions and the path of corporate earnings. Monetary policy remains highly accommodative as central banks support liquidity, while fiscal authorities are implementing a wide range of programs to boost economic activity. Against the complex backdrop, we see opportunities in international stocks, reflective of abundant global liquidity, the record level of coordinated stimulus, positive earnings trends and vaccine progress. Despite these positive developments, we are mindful that markets will likely remain volatile and we remain closely attuned to risks. Our active investment approach and long-term perspective positions us to take advantage of the opportunities in international equities.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos International Growth Fund

ANNUALIZED RETURN: SINCE INCEPTION (3/16/05) THROUGH 10/31/20

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund's Class I shares at net asset value. The Fund also offers Class A, Class C and Class R6 shares, the performance of which may vary. Source: State Street Corporation and Lipper, Inc.

*  Annual returns for Class I shares are provided because Class I shares represent the largest percentage of assets in the Calamos Family of Funds.

www.calamos.com

Calamos International Growth Fund

GROWTH OF $1,000,000: FOR THE 10-YEAR PERIOD ENDED 10/31/20

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/20

	1 YEAR	5 YEARS	10 YEARS OR ^SINCE INCEPTION
Class A Shares – Inception 3/16/05
Without Sales Charge	27.82%	9.52%	7.15%
With Sales Charge	21.66	8.46	6.63
Class C Shares – Inception 3/16/05
Without Sales Charge	26.84	8.71	6.35
With Sales Charge	25.84	8.71	6.35
Class I Shares – Inception 3/16/05	28.06	9.80	7.41
Class R6 Shares – Inception 9/17/18^	28.23		13.11

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 2/28/20, the Fund's gross expense ratio for Class A shares is 1.48%, Class C shares is 2.26%, Class I shares is 1.23% and Class R6 shares is 1.15%. The Fund's investment adviser has contractually agreed to reimburse Fund expenses through March 1, 2022 to the extent necessary so that Total Annual Fund Operating Expenses (excluding taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any) of Class A, Class C, and Class I are limited to 1.10%, 1.85%, and 0.85% of average net assets, respectively. The Fund's investment adviser has contractually agreed to limit the Fund's annual ordinary operating expenses for Class R6 shares (as a percentage of average net assets) to 0.85% less the annual sub-transfer agency ratio for the Fund. The annual sub-transfer agency ratio is equal to the aggregate sub-transfer agency expenses common to the other share classes of the Fund divided by the aggregate average annual net assets of the Fund's other share classes. For purposes of these expense limitations, operating expenses do not include taxes, interest, short interest, short dividend expenses, all commissions and other normal charges incident to the purchase and sale of portfolio securities, and extraordinary expenses, if any. Calamos Advisors may recapture previously waived expense amounts within the same fiscal year for any day where the respective Fund's expense ratio falls below the contractual expense limit up to the expense limit for that day. This undertaking is binding on Calamos Advisors and any of its successors and assigns. This agreement is not terminable by either party. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†  Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results and was in effect until March 31, 2005. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The MSCI EAFE Growth Index measures developed market growth equity performance (excluding the U.S. and Canada). Source: Lipper, Inc.

The MSCI ACWI ex US Index represents the performance of large- and mid-cap stocks across developed and emerging markets excluding the United States. The MSCI ACWI ex US Index is provided to show how the Fund's performance compares with the returns of an index of securities similar to those in which the Fund invests.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

The Fund's use of derivative instruments involves investment risks and transaction costs to which the Fund would not be subject absent the use of these instruments and, accordingly, may result in losses greater than if they had not been used. Derivative instruments can be illiquid, may disproportionately increase losses and may have a potentially large impact on Fund performance.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Evolving World Growth Fund

CALAMOS EVOLVING WORLD GROWTH FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the 12-month period ended October 31, 2020, Calamos Evolving World Growth Fund returned 40.16% (Class I shares at net asset value) versus the 8.62% return for the MSCI Emerging Markets Index. For the one-year period, the Fund's return landed in the 2nd percentile of the Morningstar Diversified Emerging Markets category,* reflecting the benefit of our risk-managed investment approach, which dampened volatility during the COVID-19-triggered drawdown and realized increased opportunities as the recovery unfolded.

Since its inception on August 15, 2008, the Fund has returned 6.46% on an annualized basis (Class I shares at net asset value) compared to a 3.84% return for the MSCI Emerging Markets Index. We believe this demonstrates the Fund's ability to generate competitive long-term returns while pursuing an active, risk-managed investment approach to emerging market opportunities over multiple market cycles.

What factors influenced performance?

Emerging markets navigated multiple cross-currents over the 12-month period, marked by significant change and volatility in the global economy. During the first half of the period, emerging market stocks and convertibles advanced against a backdrop of positive earnings growth, seeming progress in global trade negotiations and accommodative central bank policy. The second half of the period ushered in a significant shift in market conditions and a sharp market correction, as investors reeled from the explosive spread of COVID-19 and its abrupt impact on economic activity and market volatility.

The Fund's outperformance was primarily attributable to the benefit of active risk management tactics, which included using convertible bonds to fortify downside resilience and enhance strong upside capture during the tumult. In addition, the Fund benefited from favorable top-down positioning in sectors and regions as well as leading individual security selection. Many of the Fund's core holdings in emerging market companies with advantaged business models and secular demand tailwinds performed well as investors rewarded these companies in a turbulent period.

From a sector perspective, the Fund added value in terms of sector positioning and security selection. The Fund's security selection in communication services, consumer discretionary and financials added the most value, as holdings outperformed thanks to a combination of resilient business models, quality balance sheets and better growth prospects. The Fund's modest overweight in industrials and holdings in the technology hardware and storage industry hampered results in the period.

OVERVIEW

The Fund offers an active, risk-managed strategy to access growth opportunities in emerging markets. The Fund invests in emerging market-domiciled and developed market-domiciled companies with significant revenue exposures attributable to emerging markets.

KEY FEATURES

■  Focuses on higher-quality companies with compelling growth attributes.

■  Conducts research across the capital structure and utilizes Calamos' experience in convertible securities to dynamically manage the risk profile.

■  Emphasizes countries enacting structural reforms and improving economic freedoms, which we believe enhances growth prospects and mitigates risk.

■  Identifies durable secular themes that provide a tailwind for sustainable growth and a franchise premium.

PORTFOLIO FIT

Because of its focus on risk management, the fund can serve as a long-term emerging market allocation.

FUND NASDAQ SYMBOLS

A Shares	CNWGX
C Shares	CNWDX
I Shares	CNWIX\

FUND CUSIP NUMBERS

A Shares	128119161
C Shares	128119146
I Shares	128119138

*  Data is as of 10/31/20. Morningstar category percentile ranking is based on annualized total return for the 1-year, 3-year, 5-year and 10-year periods. Calamos Evolving World Growth Fund Class I Shares were in the 2nd, 4th, 16th and 4th percentiles of 790, 697, 590 and 264 funds for the 1-year, 3-year, 5-year and 10-year periods, respectively, for the Morningstar Diversified Emerging Markets category. Diversified emerging-markets portfolios tend to divide their assets among 20 or more nations, although they tend to focus on the emerging markets of Asia and Latin America rather than on those of the Middle East, Africa, or Europe. These portfolios invest predominantly in emerging market equities, but some funds also invest in both equities and fixed income investments from emerging markets.

www.calamos.com

Calamos Evolving World Growth Fund

SECTOR WEIGHTINGS

Information Technology	19.1%
Financials	17.2
Consumer Discretionary	16.9
Communication Services	14.5
Materials	8.9
Industrials	6.0
Health Care	4.8
Energy	3.8
Real Estate	2.1
Consumer Staples	1.9
Other	0.3

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

In terms of geographic returns, the Fund's security selection in EM Asia added the most value owing to individual selection, while our modest average underweight in the region detracted value. Fund holdings in Latin America and Emerging Europe also outperformed and benefited returns. From a country perspective, security selection in China, Taiwan and Brazil added significant value to returns while the Fund's average overweight to India hampered returns.

How is the Fund positioned?

■  We have a positive view of the investment opportunities unfolding in emerging markets. We are positioning the Fund in order to participate in the potential upside as economic conditions improve globally and in many emerging markets.

■  Our positioning favors economies benefiting from improving domestic demand trends. We favor investments in Emerging Asia with China, Taiwan and India among our largest country weights. We also see individual company opportunities in South Korea, Brazil, Mexico and Hong Kong, among other markets.

■  We favor a blend of investments in secular growth businesses, in addition to opportunities with more cyclical characteristics that we believe are well-positioned for a positive inflection in the economy.

■  From a sector perspective, the largest allocations reside in the technology, consumer discretionary, communication services and financials sectors. We favor businesses in semiconductors, internet retail, interactive media & services, and higher-quality diversified banks that offer attractive business models, access large addressable markets and align with our key secular themes.

■  We have an underweight stance in more defensive areas including utilities and consumer staples. In the energy and materials sectors, we own select opportunities in names with better capital management practices and an ability to leverage improving demand.

■  At the individual company level, we favor businesses with growth catalysts, attractive capital efficiency, and stronger balance sheets, which are supported by positive views on their competitive positioning. In line with our process, we emphasize companies benefiting from secular themes that provide a tailwind for sustainable growth into the future.

What closing thoughts do you have for Fund shareholders?

Emerging markets continue to navigate a range of crosscurrents and highly disparate conditions depending on the country. We are analyzing many aspects of economic activity, alongside policy actions and the path of company fundamentals. Monetary policy is extremely accommodative as central banks support liquidity, while fiscal authorities are implementing a wide range of programs to boost economic activity. Against the complex backdrop, we see opportunities in emerging markets, reflective of a pickup in activity in key markets, abundant global liquidity and a weaker dollar.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Evolving World Growth Fund

ANNUALIZED RETURN: SINCE INCEPTION (8/15/08) THROUGH 10/31/20

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their?original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund's Class I shares at net asset value. The Fund also offers Class A and Class C shares, the performance of which may vary. Source: State Street Corporation and Lipper, Inc.

*  Annual returns for Class I shares are provided because Class I shares represent the largest percentage of assets in the Calamos Family of Funds.

www.calamos.com

Calamos Evolving World Growth Fund

GROWTH OF $1,000,000: FOR THE 10-YEAR PERIOD ENDED 10/31/20

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/20

	1 YEAR	5 YEARS	10 YEARS
Class A Shares – Inception 8/15/08
Without Sales Charge	39.81%	10.29%	5.14%
With Sales Charge	33.21	9.23	4.63
Class C Shares – Inception 8/15/08
Without Sales Charge	38.75	9.46	4.36
With Sales Charge	37.75	9.46	4.36
Class I Shares – Inception 8/15/08	40.16	10.57	5.41

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 2/28/20, the Fund's gross expense ratio for Class A shares is 1.64%, Class C shares is 2.39% and Class I shares is 1.39%. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†  Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graph does not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index considered broadly representative of emerging market equity performance. The index represents companies within the constituent emerging markets that are available to investors worldwide. The index is calculated on a total return basis, which includes reinvestment of gross dividends before deduction of withholding taxes.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Global Equity Fund

CALAMOS GLOBAL EQUITY FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the 12-month period ended October 31, 2020, Calamos Global Equity Fund returned 30.46% (Class I shares at net asset value), versus a 4.91% return for the MSCI World Index and 5.42% gain for the MSCI ACWI Index. The Fund's one-year return was in the top 7th percentile of the Morningstar World Large Stock category,* reflecting the benefit of our active investment approach, which was instrumental in adapting to higher volatility during the COVID-19 market drawdown and capturing the upside in global stocks as the recovery has unfolded over the last six months.

Since its inception on March 2, 2007, the Fund has returned 8.88% on an annualized basis (Class I shares at net asset value) compared with a 5.97% gain for the MSCI World Index and 5.77% return for the MSCI ACWI Index. We believe this demonstrates the Fund's ability to generate long-term excess returns over complete market cycles and varied investment environments.

What factors influenced performance during the reporting period?

Global stocks navigated significant crosscurrents over the 12-month period, during a time of significant change and volatility in the global economy. During the first half of the period, global equities responded to positive earnings growth, progress in global trade negotiations and accommodative central bank policy. The second half of the period saw a significant shift in market conditions following the sharp correction in global markets as investors reeled from the explosive spread of COVID-19 and its abrupt impact on economic activity.

The Fund's outperformance was attributable to favorable top-down positioning in sectors and regions as well as the contribution from leading individual securities. Many of the Fund's holdings in global companies with advantaged business models and exposure to our secular themes performed well versus the anemic global backdrop.

From a sector perspective, the Fund's security selection in technology and consumer discretionary added significant value, as holdings in the software and internet retail industries outperformed thanks to acceleration in key secular themes and better fundamentals amid the pandemic and recovery. The Fund's selection in real estate and consumer staples hampered returns, as our holdings did not keep pace with the index over the period.

From a geographic perspective, the Fund's holdings in Emerging Asia, the U.S. and Europe generated strong relative returns and contributed to Fund performance, as companies with leading businesses outpaced benchmark peers. The Fund's average underweight in the U.S. and modest overweight to Europe negatively affected relative returns, while our individual holdings outperformed the benchmark in both regions.

OVERVIEW

The Fund invests in equities of companies around the globe. We seek firms demonstrating what we believe to be key growth characteristics, including increasing profit margins and high returns on invested capital.

KEY FEATURES

■  Flexibly seeks growth globally, searching for the best risk/reward opportunities across countries, market capitalizations and sectors.

■  Seeks global growth companies that may benefit from long-term secular themes, including a burgeoning global middle class and increasing demand for information and entertainment.

PORTFOLIO FIT

The Fund can serve as a growth-oriented addition to a strategic global equity allocation and may complement or provide an alternative to value or blended styles.

FUND NASDAQ SYMBOLS

A Shares	CAGEX
C Shares	CCGEX
I Shares	CIGEX
R6 Shares	CGEOX

FUND CUSIP NUMBERS

A Shares	128119484
C Shares	128119468
I Shares	128119450
R6 Shares	128120334

*  Data is as of 10/31/20. Morningstar category percentile ranking is based on annualized total return for the 1-year, 3-year, 5-year and 10-year periods. Calamos Global Equity Fund Class I Shares were in the 7th, 15th, 15th and 15th percentiles of 830, 729, 613 and 366 funds for the 1-year, 3-year, 5-year and 10-year periods, respectively, for the Morningstar World Large Stock category. World large stock portfolios invest in a variety of international stocks that are larger. World-stock portfolios have few geographical limitations. It is common for these portfolios to invest the majority of their assets in developed markets, with the remainder divided among the globe's smaller markets. These portfolios typically have 20% – 60% of assets in U.S. stocks.

www.calamos.com

Calamos Global Equity Fund

SECTOR WEIGHTINGS

Information Technology	22.9%
Consumer Discretionary	22.2
Industrials	14.6
Health Care	11.2
Financials	8.8
Communication Services	8.8
Energy	4.6
Materials	4.2
Consumer Staples	2.0
Real Estate	0.4
Other	0.3

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

How is the Fund positioned?

The Fund's regional and country positioning reflects the combined inputs from our top-down global framework and our bottom-up security analysis. Our investment team evaluates macroeconomic factors and growth opportunities and actively integrates these into the investment decision-making process.

The Fund is positioned with a combination of core and secular growth companies, in addition to increased cyclical opportunities given our positive outlook on the global recovery. We favor investments in companies with advantaged business models, positive catalysts and the ability to compound growth over the medium to longer-term period. From a thematic and sector perspective, we see opportunities in information technology, communications services, consumer discretionary, industrials and health care companies with competitive advantages that target critical demand areas. Key industry positions include semiconductors, interactive media & services, internet retail, diversified banks, life science tools, and industrial machinery. We hold lesser weight in more defensive areas including utilities, real estate, consumer staples and traditional telecoms due to our sanguine view on prospects for the economic recovery. We are selective in energy and materials, holding companies with more flexible balance sheets and positioned to benefit from recovering global commodities demand.

From a geographic perspective, we own a diversified set of leading secular growth businesses and select cyclicals in the U.S. We own a range of holdings in Europe, with a blend of end markets and business types. Positioning is largely in global secular demand areas and, in some cases, more regionally exposed businesses. We see increasing opportunities in Japan. Fiscal stimulus and monetary policies are extremely accommodative, and we view the change in political leadership to be a positive for businesses ahead. We have a positive outlook on emerging markets and own investments within demand areas such as interactive media & services, e-commerce, semiconductors, higher-quality banks and insurance.

What closing thoughts do you have for Fund shareholders?

Markets continue to navigate a range of crosscurrents in global stocks. We are analyzing the global recovery and many aspects of economic activity, alongside policy actions and the path of corporate earnings. Global monetary policy remains highly accommodative as central banks support liquidity, while fiscal authorities are implementing a wide range of programs to boost economic activity. Against the complex backdrop, we see opportunities in global stocks, reflective of abundant global liquidity, the record level of coordinated stimulus, positive earnings trends and vaccine progress. Despite these positives, we are mindful that markets will likely remain volatile and we remain closely attuned to risks.

Our active investment approach and long-term perspective positions us to take advantage of the opportunities in global equity markets.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Global Equity Fund

ANNUALIZED RETURN: SINCE INCEPTION (3/1/07) THROUGH 10/31/20

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund's Class I shares at net asset value. The Fund also offers Class A, Class C and Class R6 shares, the performance of which may vary. Source: State Street Corporation and Lipper, Inc.

*  Annual returns for Class I shares are provided because Class I shares represent the largest percentage of assets in the Calamos Family of Funds.

www.calamos.com

Calamos Global Equity Fund

GROWTH OF $1,000,000: FOR THE 10-YEAR PERIOD ENDED 10/31/20

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/20

	1 YEAR	5 YEARS	10 YEARS OR ^SINCE INCEPTION
Class A Shares – Inception 3/1/07
Without Sales Charge	30.07%	11.61%	10.03%
With Sales Charge	23.89	10.52	9.50
Class C Shares – Inception 3/1/07
Without Sales Charge	29.19	10.78	9.21
With Sales Charge	28.19	10.78	9.21
Class I Shares – Inception 3/1/07	30.46	11.88	10.31
Class R6 Shares – Inception 6/23/20^			10.61

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 2/28/20, the Fund's gross expense ratio for Class A shares is 1.51%, Class C shares is 2.26%, Class I shares is 1.26% and Class R6 shares 1.19% (as of prospectus dated 6/23/20). The Fund's investment adviser has contractually agreed to reimburse Fund expenses through March 1, 2022 to the extent necessary so that Total Annual Fund Operating Expenses (excluding taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any) of Class A, Class C, and Class I are limited to 1.40%, 2.15%, and 1.15% of average net assets, respectively. As of the prospectus dated 6/23/20 the Fund's investment advisor has contractually agreed through March 1, 2022 to limit the Fund's annual ordinary operating expenses for Class R6 shares (as a percentage of average net assets) to 1.15% less the annual sub-transfer agency ratio for the Fund. The annual sub-transfer agency ratio is equal to the aggregate sub-transfer agency expenses common to the other share classes of the Fund divided by the aggregate average annual net assets of the Fund's other share classes. For purposes of this expense limitation, operating expenses do not include taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any. Calamos Advisors may recapture previously waived expense amounts within the same fiscal year for any day where the respective Fund's expense ratio falls below the contractual expense limit up to the expense limit for that day. This undertaking is binding on Calamos Advisors and any of its successors and assigns. This agreement is not terminable by either party. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†  Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graph does not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Global Equity Fund

The MSCI World Index (USD) is a free float-adjusted market-capitalization-weighted index composed of companies representative of the market structure of developed market countries in North America, Europe and the Asia/Pacific region.

The MSCI ACWI (USD) Index is a free float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of companies in developed and emerging markets. The MSCI ACWI (USD) Index is provided to show how the Fund's performance compares with the returns of an index of securities similar to those in which the Fund invests.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

The Fund's use of derivative instruments involves investment risks and transaction costs to which the Fund would not be subject absent the use of these instruments and, accordingly, may result in losses greater than if they had not been used. Derivative instruments can be illiquid, may disproportionately increase losses and may have a potentially large impact on Fund performance.

www.calamos.com

Calamos Global Growth and Income Fund

OVERVIEW

The Fund invests primarily in global equity and convertible securities with an aim to balance risk/reward while providing growth and income.

KEY FEATURES

■  Combines equity and convertible holdings in order to limit downside risk while potentially capturing upside equity participation.

■  Provides a core holding option that strives to maintain a consistent risk posture throughout the market cycle.

■  Seeks to participate in the upside movements of the global equity market while lessening the impact of down periods.

PORTFOLIO FIT

The Fund can provide a long-term core allocation to global equities with the potential for lower volatility over full market cycles.

FUND NASDAQ SYMBOLS

A Shares	CVLOX
C Shares	CVLCX
I Shares	CGCIX

FUND CUSIP NUMBERS

A Shares	128119500
C Shares	128119708
I Shares	128119609

CALAMOS GLOBAL GROWTH AND INCOME FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the 12-month period ended October 31, 2020, Calamos Global Growth and Income Fund returned 19.33% (Class I shares at net asset value) versus a 5.42% return for the MSCI ACWI Index and 4.91% increase for the MSCI World Index. The Fund's one-year return was in the top percentile of the Morningstar World Allocation category,* reflecting the benefit of our active risk-managed global approach, which was instrumental in dampening volatility during the COVID-19 market drawdown and adapting to opportunities as the recovery unfolded.

Since its inception on September 10, 1996, the Fund has returned 7.47% on an annualized basis (Class I shares at net asset value) compared with a 6.16% return for the MSCI ACWI Index and 6.24% gain in the MSCI World Index. We believe this demonstrates the Fund's ability to generate attractive long-term returns while pursuing an active, risk-managed investment approach over complete market cycles.

What factors influenced performance during the reporting period?

Global markets navigated significant crosscurrents over the 12-month period, during a time of significant change and volatility in the global economy. During the first half of the period, global stocks and convertibles responded to a backdrop of positive earnings growth, progress in global trade negotiations and accommodative central bank policy. The second half of the period ushered in a significant shift in market conditions following a sharp correction in global markets, as investors reeled from the explosive spread of COVID-19 and its abrupt impact on economic activity.

The Fund's outperformance was primarily attributable to the benefit of active risk-management tactics, which included using convertible bonds to fortify downside resilience and enhance strong upside capture during the tumult. In addition, the Fund benefited from favorable top-down positioning in sectors and regions as well as contributions from leading individual security selection. Many of the Fund's core holdings in global companies with advantaged business models and secular demand tailwinds performed well against a turbulent backdrop.

From a sector perspective, the Fund's security selection in technology and consumer discretionary added significant value, as holdings in the software and internet retail industries outperformed due to leading fundamentals that held up well during the pandemic and recovery. The Fund's selection in industrials and utilities hampered returns, as our holdings did not keep pace with the index over the year.

*  Data is as of 10/31/20. Morningstar category percentile ranking is based on annualized total return for the 1-year, 3-year, 5-year and 10-year periods. Calamos Global Growth and Income Fund Class I Shares were in the 1st, 2nd, 2nd and 7th percentiles of 470, 388, 338 and 205 funds for the 1-year, 3-year, 5-year and 10-year periods, respectively, for the Morningstar World Allocation category. World-allocation portfolios seek to provide both capital appreciation and income by investing in three major areas: stocks, bonds, and cash. While these portfolios do explore the whole world, most of them focus on the U.S., Canada, Japan, and the larger markets in Europe. It is rare for such portfolios to invest more than 10% of their assets in emerging markets. These portfolios typically have at least 10% of assets in bonds, less than 70% of assets in stocks, and at least 40% of assets in non-U.S. stocks or bonds.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Global Growth and Income Fund

From a geographic perspective, the Fund's holdings in Emerging Asia, the U.S. and Europe generated strong relative returns and contributed to performance, as companies with leading businesses outpaced benchmark peers. The Fund's holdings in Canada lagged the benchmark and hampered results over the year.

How is the Fund positioned?

The Fund's regional and country positioning reflects the combined inputs of our top-down global framework and bottom-up security analysis. Our investment team continually evaluates macroeconomic factors and growth opportunities and actively integrates these into investment decision making.

We positioned the Fund with a combination of core and secular growth companies, in addition to increased cyclical opportunities given our positive stance on the global recovery. Technology, consumer discretionary, health care, communication services and industrials are the largest sector weights in the Fund. Key industry positions include semiconductors, interactive media & services, internet retail, health care equipment, and industrial machinery. We hold lesser weight in more defensive areas including utilities, real estate, consumer staples and traditional telecoms due to our more positive view on prospects for the economic recovery. We are selective in energy and materials, holding companies with more flexible balance sheets and positioned to benefit from recovering global commodities demand.

From a geographic perspective, we own a diversified set of leading secular growth businesses and select cyclicals in the U.S., in both equities and convertible securities to actively manage the risk profile. We own a range of holdings in Europe, with a blend of end markets and business types. Positioning is largely in global secular demand areas and in some cases more regionally exposed businesses. We see increasing opportunities in Japan. Fiscal stimulus and monetary policies are extremely accommodative, and we view the change in political leadership to be a positive for businesses ahead. We have a positive outlook on emerging markets and own investments within demand areas such as interactive media & services, e-commerce, semiconductors, higher quality banks and insurance.

What closing thoughts do you have for Fund shareholders?

Global markets continue to navigate a range of significant crosscurrents. We are analyzing the global recovery and many aspects of economic activity, alongside policy actions and the path of corporate earnings. Global monetary policy remains highly accommodative as central banks support liquidity, while fiscal authorities are implementing a wide range of programs to boost economic activity. Against the complex backdrop, we see opportunities in global stocks and convertibles, reflective of abundant global liquidity, coordinated stimulus, positive earnings trends and progress in vaccine development. Despite these potential positives, we are mindful that markets will likely remain volatile and we remain closely attuned to risks.

SECTOR WEIGHTINGS

Information Technology	24.1%
Consumer Discretionary	20.2
Health Care	10.8
Industrials	10.2
Communication Services	9.8
Financials	7.1
Energy	4.7
Materials	3.9
Consumer Staples	3.8
Utilities	2.3
Real Estate	1.8
Other	1.5

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

www.calamos.com

Calamos Global Growth and Income Fund

ANNUALIZED RETURN: SINCE INCEPTION (9/18/97) THROUGH 10/31/20

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund's Class I shares at net asset value. The Fund also offers Class A and Class C shares, the performance of which may vary. Source: State Street Corporation and Lipper, Inc.

*  Annual returns for Class I shares are provided because Class I shares represent the largest percentage of assets in the Calamos Family of Funds.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Global Growth and Income Fund

GROWTH OF $1,000,000: FOR THE 10-YEAR PERIOD ENDED 10/31/20

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/20

	1 YEAR	5 YEARS	10 YEARS
Class A Shares – Inception 9/9/96
Without Sales Charge	19.09%	7.51%	6.47%
With Sales Charge	13.49	6.47	5.95
Class C Shares – Inception 9/24/96
Without Sales Charge	18.22	6.72	5.67
With Sales Charge	17.22	6.72	5.67
Class I Shares – Inception 9/18/97	19.33	7.79	6.73

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 2/28/20, the Fund's gross expense ratio for Class A shares is 1.49%, Class C shares is 2.28% and Class I shares is 1.25%. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlight section of this report.

†  Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results and was in effect until March 31, 2003. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The MSCI ACWI Index is a free float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets.

The MSCI World Index (U.S. Dollars) is a market-capitalization-weighted index composed of companies representative of the market structure of developed market countries in North America, Europe and the Asia/Pacific region. Since inception data for the index is shown from 9/30/97 since data is only available for full monthly periods. Source: Lipper, Inc.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

The Fund's use of derivative instruments involves investment risks and transaction costs to which the Fund would not be subject absent the use of these instruments and, accordingly, may result in losses greater than if they had not been used. Derivative instruments can be illiquid, may disproportionately increase losses and may have a potentially large impact on Fund performance.

www.calamos.com

Calamos Total Return Bond Fund

OVERVIEW

Through its multi-sector fixed income strategy, the Fund invests predominantly in U.S. issuers with the goal of generating a high level of both current income and total return in excess of the benchmark over full market cycles.

KEY FEATURES

■  Employs bond-by-bond portfolio construction with a focus on being well compensated for risks taken. We believe a disciplined process, grounded in fundamental research, enables us to achieve higher total returns with less volatility.

■  Draws on a broader investable universe to enhance portfolio construction and risk management. The inclusion of high yield bonds, bank loans and preferreds provides additional opportunities.

■  Utilizes robust, independent credit research. Our fixed income investment process unites quantitative and qualitative analyses into historical and forward-looking models. The result is a credit rating reflective of where a company is heading.

■  Applies a macro overlay to capitalize on misunderstood industries and sectors. The overlay acts as a risk control that also considers the business cycle, geopolitical factors, inflation and real rate expectations.

PORTFOLIO FIT

The Fund may be suitable as the cornerstone of a fixed income allocation, with investments diversified across the major sectors of the U.S. bond market. Allocations to specialized fixed income strategies seek to enhance return potential and better manage risk.

FUND NASDAQ SYMBOLS

A Shares	CTRAX
C Shares	CTRCX
I Shares	CTRIX

CALAMOS TOTAL RETURN BOND FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the 12-month period ended October 31, 2020, the Fund returned 5.34% (Class I shares at net asset value) underperforming the 6.19% return for the Bloomberg Barclays US Aggregate Bond Index.

Since its inception on September 19, 2018, the Fund gained 4.55% on an annualized basis (class I share at net asset value) in line with the 4.58% return for the Bloomberg Barclays US Aggregate Bond Index.

What factors influenced performance?

The last year has been a maelstrom. After seeing risk assets take the lead through the tail of 2019 and into 2020, domestic equity markets traded to all-time highs in mid-February and corporate bond spreads in both the high yield and investment-grade markets traded near cyclical tights during the same time frame.

As the COVID-19 pandemic began to spread worldwide, it forced global supply-chain shutdowns. With a broad swath of service industries shuttered, liquidity in credit markets dried up quickly, spiraling into the most drastic correction in market history. Fortunately, fiscal and monetary responses were rapid and strong, both domestically and globally. Initially, the Fed slashed its overnight rate from 1.50% to 0.00% in a pair of inter-meeting cuts while introducing hundreds of billions of dollars in repo lines intended to keep the financial system functioning normally with good liquidity. It reintroduced quantitative easing on a previously before unseen scale, taking over $650 billion of Treasury and mortgage-backed securities out of the market per week. This weekly operation size is equivalent to the size of the entire QE2 program enacted in 2010. Those efforts were combined with several new programs aimed at stabilizing markets ranging from corporate bonds to asset-backed securities to municipal bonds.

Source: U.S. Department of the Treasury

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Total Return Bond Fund

In addition to the strong fiscal measures taken, Congress and the administration worked together to pass the $2 trillion CARES Act, which provided additional unemployment benefits and stimulus checks to individuals, while also funding support for small and large businesses, state and local governments, and public schools. Two further rounds of fiscal stimulus followed. The lead up to the 2020 election resulted in gridlock on an additional stimulus package, but it seemed that, regardless of the election results, more stimulus would be forthcoming once the events of early November passed. And more fiscal support is something Chair Powell has long been recommending in Congressional testimony.

The annual reporting period was certainly one of the more extreme examples in recent memory as a risk-on environment, with the exception of a one-month period between February and March. After trading at or near 100 basis points the first four months of the annual period, the option adjusted spread on the Bloomberg Barclays US Aggregate Corporate Index traded as wide as 373 basis-points on March 24 before ending the period at 125 basis points over like-maturity Treasuries. This means that investment-grade credit markets have almost fully retraced the risk-off trade that occurred immediately following the global outbreak and spread of COVID-19.

Treasury yields moved substantially lower with two, five, ten and thirty year maturities falling by 137, 113, 82 and 52 basis points, respectively, though much of the Treasury market move occurred in the first half of the annual period. In fact, the second half of the reporting period resulted in higher Treasury yields intermediate and long term. This has been driven by the unprecedented monetary policy and continued messaging from the Fed that short rates will be kept at zero until the U.S. again reaches full employment. The Fed also changed their methodology on inflation targeting, and will allow inflation to run above its historic 2% target with the intention of averaging 2% over time. The Treasury and corporate components of the Bloomberg Barclays US Aggregate Bond Index led sector with 7.0% returns; government-related securities returned 4.4%; and securitized products trailed other sectors, returning 4.1%.

The Fund held an overweight in corporate debt over the annual review period. The overweight allocation to corporate bonds in financial sectors was a detractor from performance, as was our security selection among industrial sectors. The overweight allocation to the asset-backed security sector also weighed on performance. Conversely, the team's security selection in both Treasuries and mortgage-backed securities supported performance. While we did reduce the corporate allocation during the year, we continue to favor a long-term overweight to corporate bonds and asset-backed securities in the Fund, as the additional yield has historically generated superior returns over time.

How is the Fund positioned?

The Fund has a duration of 5.6 years, short of the 6.1 years duration of the Bloomberg Barclays US Aggregate Bond Index.

The Fund continues to hold an overweight in corporate bonds in both the investment-grade and out-of-benchmark high yield ratings categories. These overweight's led to a lower overall credit quality of A when compared with the AA- quality of the

FUND CUSIP NUMBERS

A Shares	128119310
C Shares	128119286
I Shares	128119278

ASSET ALLOCATION

Corporate Bonds	49.5%
U.S. Government and Agency Securities	34.1
Asset Backed Securities	4.5
Residential Mortgage Backed Securities	2.3
Bank Loans	2.3
Convertible Bonds	0.3

Fund asset allocations are calculated as a percentage of net assets and may vary over time. The table excludes cash or cash equivalents.

www.calamos.com

Calamos Total Return Bond Fund

benchmark. The strong rally in Treasury rates coupled with the slight widening of spreads in risk assets led to positive returns during the reporting period, though finishing behind both the peer group average and the Bloomberg Barclays US Aggregate Bond Index. The Fund continues to hold overweight positions in corporate and asset-backed securities and underweight positions in Treasuries and Agencies following the changes. Within the corporate bond allocation, our largest overweight allocations are found in the consumer cyclical and consumer non-cyclical sectors.

What are your closing thoughts for Fund shareholders?

At the time of publication, it appears that we are heading for a divided government. A resolution to the election should bring some additional calm to the market despite the fact that we continue to deal with large uncertainties concerning the third surge of COVID-19 cases and the potential for restrictions. The market generally appreciates some form of checks and balances among the executive and legislative branches. In the event of a divided government, we do not expect a large reaction in either. However, should a single party come to control both legislative branches and the presidency, we would anticipate further volatility on fears of larger policy shifts that upend taxes and regulations.

From both a monetary and fiscal perspective, we believe additional stimulus is coming, either in the lame duck session before January, or when those newly elected assume power. We do not believe that the Fed is out of options to provide additional monetary stimulus, but they are close to being out of good options. We expect to see various winners and losers among industries and companies, which underscores the importance of active management. We continue to adhere to our disciplined approach of building portfolios bond-by-bond with a focus on being well compensated for the risks taken.

ANNUALIZED RETURN: SINCE INCEPTION (6/27/07) THROUGH 10/31/20

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measure net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund's Class I shares at net asset value. The Fund also offers Class A and Class C shares, the performance of which may vary. Source: State Street Corporation and Mellon Analytical Solutions, LLC.

Duration is useful in measuring a bond fund's sensitivity to changes in interest rates. The longer the duration, the more a bond fund's price will fluctuate when interest rates change.

*  Annual returns for Class I shares are provided because Class I shares represent the largest percentage of assets in the Calamos Family of Funds.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Total Return Bond Fund

GROWTH OF $1,000,000: FOR THE 10-YEAR PERIOD ENDED 10/31/20

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/20

	1 YEAR	5 YEARS	10 YEARS
Class A Shares – Inception 6/27/07
Without Sales Charge	5.18%	3.59%	3.01%
With Sales Charge	2.83	2.80	2.62
Class C Shares – Inception 6/27/07
Without Sales Charge	4.40	2.82	2.26
With Sales Charge	3.40	2.82	2.26
Class I Shares – Inception 6/27/07	5.34	3.87	3.29

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 2/28/20, the Fund's gross expense ratio for Class A shares is 1.09%, Class C shares is 1.84% and Class I shares is 0.84%. The Fund's investment adviser has contractually agreed to reimburse Fund expenses through March 1, 2022 to the extent necessary so that Total Annual Fund Operating Expenses (excluding taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any) of Class A, Class C, and Class I are limited to 0.90%, 1.65%, and 0.65% of average net assets, respectively. Calamos Advisors may recapture previously waived expense amounts within the same fiscal year for any day where the respective Fund's expense ratio falls below the contractual expense limit up to the expense limit for that day. This undertaking is binding on Calamos Advisors and any of its successors and assigns. This agreement is not terminable by either party. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†  Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 2.25% for Class A shares and returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graph does not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The Bloomberg Barclays U.S. Aggregate Bond Index is considered generally representative of the investment-grade bond market. Source: Lipper, Inc.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

www.calamos.com

Calamos High Income Opportunities Fund

OVERVIEW

Through its multi-sector fixed income strategy, the Fund invests mainly in high yield securities from U.S. issuers with the goal of generating a high level of current income and total return in excess of the benchmark index over full market cycles.

KEY FEATURES

■  Employs bond-by-bond portfolio construction with a focus on being well compensated for risks taken. We believe a disciplined process, grounded in fundamental research, enables us to achieve higher total returns with less volatility.

■  Draws on broader investable universe to enhance portfolio construction and risk management. Expanding the universe to include bank loans and preferred securities provides additional opportunities.

■  Utilizes robust, independent credit research. Our fixed income investment process unites quantitative and qualitative analyses into historical and forward-looking models. The result is a credit rating that reflects where a company is heading.

■  Applies a macro overlay to capitalize on opportunities in misunderstood industries and sectors. The overlay acts as a risk control that also considers the business cycle, geopolitics, inflation and real rate expectations.

PORTFOLIO FIT

The Fund can complement investmentgrade credit exposure, providing attractive income and total return potential for more risk-tolerant investors.

FUND NASDAQ SYMBOLS

A Shares	CHYDX
C Shares	CCHYX
I Shares	CIHYX

CALAMOS HIGH INCOME
OPPORTUNITIES FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the 12-month period ended October 31, 2020, Calamos High Income Opportunities Fund returned 1.38% (Class I shares at net asset value) versus a gain of 3.42% for the Bloomberg Barclays US Corporate High Yield 2% Issuer Capped Index.

Since its inception on August 2, 1999, the Fund gained 6.06% on an annualized basis (Class I share at net asset value) versus a 7.88% return for the Bloomberg Barclays US Corporate High Yield 2% Issuer Capped Index.

What factors influenced performance?

The last year has been a maelstrom. After seeing risk assets take the lead through the tail of 2019 and into 2020, domestic equity markets traded at all-time highs in mid-February and corporate bond spreads in both the high yield and investment-grade markets traded near cyclical tights during that same time frame.

As the COVID-19 pandemic began to spread worldwide, it forced global supply-chain shutdowns. With a broad swath of service industries shuttered, liquidity in credit markets dried up quickly, spiraling into the most drastic correction in market history. Fortunately, fiscal and monetary responses were rapid and strong, both domestically and globally. Initially, the Fed slashed its overnight rate from 1.50% to 0.00% in a pair of inter-meeting cuts while introducing hundreds of billions of dollars in repo lines intended to keep the financial system functioning normally with good liquidity. It reintroduced quantitative easing on a previously before unseen scale, taking over $650 billion of Treasury and mortgage-backed securities out of the market per week. This weekly operation size is equivalent to the size of the entire QE2 program enacted in 2010. Those efforts were combined with several new programs aimed at stabilizing markets ranging from corporate bonds to asset-backed securities to municipal bonds.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos High Income Opportunities Fund

In addition to the strong fiscal measures taken, Congress and the administration worked together to pass the $2 trillion CARES Act, which provided additional unemployment benefits and stimulus checks to individuals, while also funding support for small and large businesses, state and local governments, and public schools. Two further rounds of fiscal stimulus followed. The lead up to the 2020 election resulted in gridlock on an additional stimulus package, but it seemed that, regardless of the election results, more stimulus would be forthcoming once the events of early November passed. And more fiscal support is something Chair Powell has long been recommending in Congressional testimony.

Before the COVID crisis, high yield spreads had spent several months trading in a range of 315-400 basis points on an option adjusted basis. Prior to the Fed announcing its intention to support corporate credit markets through both primary and secondary market purchase programs, fear of widespread liquidity issues took spreads on the broad high yield market out to 1100 basis points. In addition to purchasing investment-grade bonds, the Fed announced that its program would include the purchase of BB-rated credits, subject to some qualifications. This support for corporate bond markets led to a large retracement of roughly half of the spread widening before we published our semiannual report from April 30, 2020. In the six months that followed, the high yield market continued to rally, and spreads have retraced just over 80% of the move wider from February and March. This is quite remarkable considering the level of COVID-19-related uncertainty. The Bloomberg Barclays US Corporate High Yield 2% Issuer Capped Index closed the annual period with option adjusted spreads at 509 basis points over like maturity Treasuries. Excluding energy, the yield on the index closed at 5.33%.

Higher-quality, below-investment-grade bonds rated BB delivered returns of 6.5%, trailed by B rated issuers at 1.9%, whereas CCC-rated issuers delivered a loss of -3.1%. At the beginning of the annual period, the trailing 12-month default rate was 2.8%, still running lower than the long-term average of 3.5%. At the end of the reporting period, default rates had increased to 6.3%, much of which was driven by energy-related businesses in both the exploration & production industry and oil field services, along with a significant reckoning from the retail industry. We could see defaults rise above current levels, though we continue to expect that peak defaults of this cycle to remain below the 11% peak of the Great Financial Crisis. Regarding our credit-quality positioning, our underweight to BB-rated bonds weighed on performance, while security selection among our CCC-rated holdings was a positive.

From a sector perspective, security selection within the consumer cyclical and consumer non-cyclical sectors contributed to return. Conversely, both our weighting to and security selection within the energy sector detracted from performance.

How is the Fund positioned?

The Fund is currently overweight the property and casualty insurance, finance companies and pharmaceuticals industries. The property and casualty insurance overweight is related to favorable consolidation trends in the industry. The finance companies overweight is a result of active allocations in both aircraft leasing and

FUND CUSIP NUMBERS

A Shares	128119815
C Shares	128119799
I Shares	128119781

SECTOR WEIGHTINGS

Consumer Discretionary	16.6%
Industrials	15.9
Financials	15.2
Communication Services	14.8
Health Care	11.5
Energy	10.4
Consumer Staples	3.7
Materials	3.7
Information Technology	3.2
Airlines	1.4
Utilities	1.2
Real Estate	1.0

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

www.calamos.com

Calamos High Income Opportunities Fund

student lending. Our largest underweights are in the technology, food and beverage and chemicals industries. The technology sector is underweight because we found better relative values in other areas.

From a credit-quality perspective, the Fund is positioned with a relative underweight in the BB category, while currently overweight toward both B-rated and CCC-rated issuers. The Fund is positioned short (3.4 years) in comparison to the option-adjusted duration of the Bloomberg Barclays US Corporate High Yield 2% Issuer Capped Index (3.8 years).

Over the annual period, the team has added to positions in the independent energy, airlines and technology industries. Also, we reduced the portfolio exposure to the pharmaceuticals, media/entertainment, and cable/satellite industries. We view the increases in independent energy and airlines as strong relative value positions following the stabilization of the high yield market. The reduction in pharmaceuticals was primarily due to closing a profitable trade that had reached our target valuation.

What are your closing thoughts for Fund shareholders?

At the time of publication, it appears that we are heading for a divided government. A resolution to the election should bring some additional calm to the market despite the fact that we continue to deal with large uncertainties concerning the third surge of COVID-19 cases and the potential for restrictions. The market generally appreciates some form of checks and balances among the executive and legislative branches. In the event of a divided government, we do not expect a large reaction in either direction. However, should a single party come to control both legislative branches and the presidency, we would anticipate further volatility on fears of larger policy shifts that upend taxes and regulations.

From both a monetary and fiscal perspective, we believe additional stimulus is coming, either in the lame duck session before January, or when those newly elected assume power. We do not believe that the Fed is out of options to provide additional monetary stimulus, but they are close to being out of good options. We expect to see various winners and losers among industries and companies, which underscores the importance of active management. We continue to adhere to our disciplined approach of building portfolios bond-by-bond, with a focus on being well compensated for the risks taken.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos High Income Opportunities Fund

ANNUALIZED RETURN: SINCE INCEPTION (3/1/02) THROUGH 10/31/20

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund's Class I shares at net asset value. The Fund also offers Class A and Class C shares, the performance of which may vary. Source: State Street Corporation and Mellon Analytical Solutions, LLC.

*  Annual returns for Class I shares are provided because Class I shares represent the largest percentage of assets in the Calamos Family of Funds.

www.calamos.com

Calamos High Income Opportunities Fund

GROWTH OF $1,000,000: FOR THE 10-YEAR PERIOD ENDED 10/31/20

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/20

	1 YEAR	5 YEARS	10 YEARS
Class A Shares – Inception 8/2/99
Without Sales Charge	1.13%	4.02%	4.17%
With Sales Charge	-1.12	3.02	3.67
Class C Shares – Inception 12/21/00
Without Sales Charge	0.38	3.23	3.39
With Sales Charge	-0.57	3.23	3.39
Class I Shares – Inception 3/1/02	1.38	4.28	4.43

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 2/28/20, the Fund's gross expense ratio for Class A shares is 1.24%, Class C shares is 2.09% and Class I shares is 1.00%. The Fund's investment adviser has contractually agreed to reimburse Fund expenses through March 1, 2022, to the extent necessary so that Total Annual Fund Operating Expenses (excluding taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any) of Class A, Class C, and Class I are limited to 1.00%, 1.75%, and 0.75% of average net assets, respectively. Calamos Advisors may recapture previously waived expense amounts within the same fiscal year for any day where the respective Fund's expense ratio falls below the contractual expenses limit up to the expense limit for that day. This undertaking is binding on Calamos Advisors and any of its successors and assigns. This agreement is not terminable by either party. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†  Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results and was in effect until March 31, 2003. Load-adjusted returns are adjusted for the maximum front-end sales load of 2.25% for Class A shares and returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index measures the performance of high yield corporate bonds with a maximum allocation of 2% to any one issuer.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Short-Term Bond Fund

CALAMOS SHORT-TERM BOND FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the 12-month period ended October 31, 2020, the Fund returned 3.49% (Class I shares at net asset value) performing in line with the 3.38% return of the Bloomberg Barclays 1-3 Year Government/Credit Index.

What factors influenced performance?

The last year has been a maelstrom. After seeing risk assets take the lead through the tail of 2019 and into 2020, domestic equity markets traded to all-time highs in mid-February and corporate bond spreads in both the high yield and investment-grade markets traded near cyclical tights during the same time frame.

As the COVID-19 pandemic began to spread worldwide, it forced global supply-chain shutdowns. With a broad swath of service industries shuttered, liquidity in credit markets dried up quickly, spiraling into the most drastic correction in market history. Fortunately, fiscal and monetary responses were rapid and strong, both domestically and globally. Initially, the Fed slashed its overnight rate from 1.50% to 0.00% in a pair of inter-meeting cuts while introducing hundreds of billions of dollars in repo lines intended to keep the financial system functioning normally with good liquidity. It reintroduced quantitative easing on a previously before unseen scale, taking over $650 billion of Treasury and mortgage-backed securities out of the market per week. This weekly operation size is equivalent to the size of the entire QE2 program enacted in 2010. Those efforts were combined with several new programs aimed at stabilizing markets ranging from corporate bonds to asset-backed securities to municipal bonds.

In addition to the strong fiscal measures taken, Congress and the administration worked together to pass the $2 trillion CARES Act, which provided additional unemployment benefits and stimulus checks to individuals, while also funding support for small and large businesses, state and local governments, and public schools. Two further rounds of fiscal stimulus followed. The lead up to the 2020 election resulted in gridlock on an additional stimulus package, but it seemed that, regardless of the election results, more stimulus would be forthcoming once the events of early November passed. And more fiscal support is something Chair Powell has long been recommending in Congressional testimony.

The annual reporting period was certainly one of the more extreme examples in recent memory of a risk-on environment, with the exception of the one-month period between February and March. After trading sub-50 basis points for the first four months of the annual period, the option-adjusted spread on the Bloomberg Barclays US Corporate 1-3 Year Index traded as wide as 390 basis points on March 24 before ending the period at 50 basis points over like-maturity Treasuries. This means that short-term, investment-grade credit markets have almost fully retraced the risk-off trade that occurred immediately following the global outbreak and spread of COVID-19.

OVERVIEW

Through its multi-sector fixed income strategy, the fund invests predominantly in U.S. issuers with the goal of generating a high level of current income and total return in excess of the benchmark over full market cycles.

KEY FEATURES

■  Employs bond-by-bond portfolio construction with a focus on being well compensated for risks taken. We believe a disciplined process, grounded in fundamental research, enables us to achieve higher total returns with less volatility.

■  Draws on a broader investable universe to enhance portfolio construction and risk management. Expanding the universe to include high yield bonds, bank loans and preferreds provides additional opportunities.

■  Utilizes robust, independent credit research. Our fixed income investment process unites quantitative and qualitative analyses into historical and forward-looking models. The result is a credit rating reflective of where a company is heading.

■  Applies a macro overlay to capitalize on misunderstood industries and sectors. The overlay acts as a risk control that also considers the business cycle, geopolitics, inflation and real rate expectations.

PORTFOLIO FIT

The Fund may be suitable for investors seeking current income accompanied by lower volatility over a one-year to two-year time horizon.

FUND NASDAQ SYMBOLS

A Shares	CSTBX
I Shares	CSTIX

www.calamos.com

Calamos Short-Term Bond Fund

FUND CUSIP NUMBERS

A Shares	128120441
I Shares	128120433

ASSET ALLOCATION

Corporate Bonds	70.2%
Asset Backed Securities	14.5
U.S. Government and Agency Securities	4.7
Municipal Obligations	3.6
Bank Loans	2.5
Residential Mortgage Backed Securities	1.9
Convertible Bonds	0.6

Fund asset allocations are calculated as a percentage of net assets and may vary over time. The table excludes cash or cash equivalents.

Short duration Treasury yields moved substantially lower with one-, two- and three-year maturities falling by 138, 137, and 132 basis points, respectively. Nearly all of that move occurred during the first half of the annual reporting period. This was driven by the unprecedented monetary policy and continued messaging from the Fed that short rates will be kept at zero until the U.S. again reaches full employment. The Fed also changed their methodology on inflation targeting, and will allow inflation to run above its historic 2% target with the intention of averaging 2% over time. This could take years, given the October unemployment rate was 7.9% and a fall-winter wave of COVID-19 threatens more layoffs. The corporate component of the Bloomberg Barclays 1-3 Government/Credit Index led with a +3.7% return, while the government-related and Treasury sectors trailed at 3.2%. The Fund held an overweight in corporate debt over the 12-month period. As a result, the overweight allocation to corporate bonds across financial, industrial and utility sectors contributed to performance. The out-of-benchmark allocation to below-investment-grade credit also boosted performance as the short duration, high yield market recovered quickly from the spike in spreads during the first calendar quarter of 2020. Over the long-term, we continue to favor an overweight to corporate bonds, asset-backed securities, and taxable municipal bonds in the Fund, as the additional yield in short duration securities has shown historically generated superior long-term returns.

How is the Fund positioned?

The Fund has a duration of 1.8 years equivalent to the 1.8 years duration of the Bloomberg Barclays 1-3 Year Government/Credit Index.

The Fund continues to hold an overweight in corporate bonds in both the investment-grade and out-of-benchmark high yield ratings categories. These overweights led to a lower overall credit quality of A- when compared to the AA quality of the benchmark. The strong rally in Treasury rates coupled with the recovery of credit spreads in risk assets since March led to positive returns during the reporting period. The Fund remains overweight corporate bonds and asset-backed securities, through the weighting of corporate bonds decreased during the most recent six-month period, as the team chose to diversify into higher yielding opportunities in asset-backed securities and taxable municipal bonds. The Fund continues to hold underweight positions in both Treasuries and Agencies following the changes. Within the corporate bond allocation, our largest overweight allocations reside in the consumer non-cyclical and finance companies sectors.

What are your closing thoughts for Fund shareholders?

At the time of publication, it appears that we are heading for a divided government. A resolution to the election should bring some additional calm to the market despite the fact that we continue to deal with large uncertainties concerning the third surge of COVID-19 cases and the potential for restrictions. The market generally appreciates some form of checks and balances among the executive and legislative branches. In the event of a divided government, we do not expect a large reaction in either direction. However, should a single party come to control both legislative branches and the presidency, we would anticipate further volatility on fears of larger policy shifts that upend taxes and regulations.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Short-Term Bond Fund

From both a monetary and fiscal perspective, we believe additional stimulus is coming, either in the lame duck session before January, or when those newly elected assume power. We do not believe that the Fed is out of options to provide additional monetary stimulus, but they are close to being out of good options. We expect to see various winners and losers among industries and companies, which underscores the importance of active management. We continue to adhere to our disciplined approach of building portfolios bond-by-bond with a focus on being well compensated for the risks taken.

www.calamos.com

Calamos Short-Term Bond Fund

GROWTH OF $1,000,000: SINCE INCEPTION (9/18/18) THROUGH 10/31/20

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/20

	1 YEAR	SINCE INCEPTION
Class A Shares – Inception 9/19/18
Without Sales Charge	3.24%	3.87%
With Sales Charge	0.96	2.76
Class I Shares – Inception 9/19/18	3.49	4.13

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 2/28/20, the Fund's gross expense ratio for Class A shares is 0.74% and Class I shares is 0.47%. The Fund's investment adviser has contractually agreed to reimburse Fund expenses through 3/1/22 to the extent necessary so that Total Annual Fund Operating Expenses (excluding taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any) of Class A and Class I are limited to 0.65% and 0.40% of average net assets, respectively. Calamos Advisors may recapture previously waived expense amounts within the same fiscal year for any day where the respective Fund's expense ratio falls below the contractual expense limit up to the expense limit for that day. This undertaking is binding on Calamos Advisors and any of its successors and assigns. This agreement is not terminable by either party. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†  Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results. Load-adjusted returns are adjusted for the maximum frontend sales load of 2.25% for Class A shares.

NOTES:

The Bloomberg Barclays Government/Credit 1-3 Year Index includes all medium and larger issues of U.S. government, investment-grade corporate, and investment-grade international dollar-denominated bonds that have maturities of between 1 and 3 years and are publicly issued.

The Bloomberg Barclays U.S. 1-3 Year Credit Index measures the investment-grade, U.S. dollar-denominated, fixed-rate, taxable corporate and government-related bond markets. It is composed of the U.S. Corporate Index and a non-corporate component that includes foreign agencies, sovereigns, supranationals and local authorities that have maturities of between 1 and 3 years.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Expense Overview

EXPENSE OVERVIEW

As a shareholder of a mutual fund, you incur two types of costs. You incur:

1) Transaction costs, including sales charges, or loads, on purchase payment and redemption fees.

2) Ongoing costs, including management fees, distribution and/or service (12b-1) fees and other fund expenses.

The examples in this report are based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2020 to October 31, 2020. It is intended to help you understand the ongoing costs associated with investing in each mutual fund and to compare these costs with the ongoing costs of investing in other mutual funds.

There are two parts of each Fund's chart:

Actual

In this part of the chart, you'll see the actual expenses you would have paid on a $1,000 investment made at the beginning of the period and held for the entire period in each fund from May 1, 2020 to October 31, 2020, the period covered by this report. This chart also shows the actual returns, after expenses, you would have earned during that time. This chart can help you estimate your own expenses. For example, if you invested $8,600 in Class A shares of the fund, simply divide $8,600 by $1,000, then multiply that result by the figure in the Actual Expenses per $1,000 row. In this example, you would multiply 8.6 times the figure.

Hypothetical

In this part of the chart, you'll see the hypothetical expenses you would have paid on a $1,000 investment from May 1, 2020 to October 31, 2020, and the hypothetical returns, after expenses, you would have earned during that time. The Securities and Exchange Commission (SEC) has established the guidelines for this chart, including the assumed 5% annual rate of return before expenses, which is what you'll see in the chart. Note that this chart will not help you determine your own expenses, but will help you compare expenses of the fund you own to the expenses of another fund since the information for that fund should be calculated using the same assumptions.

Please note that the expenses shown in the chart are meant to highlight your ongoing costs only and do not include any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the chart is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

www.calamos.com

Expense Example

The actual and hypothetical examples shown assume a $1,000 investment at the beginning of the period, May 1, 2020 and held through October 31, 2020.

	CLASS A SHARES	CLASS C SHARES	CLASS I SHARES	CLASS R6 SHARES
CALAMOS MARKET NEUTRAL INCOME FUND(a)
Actual Expenses per $1,000*	$6.04	$9.85	$4.76	$2.76
Actual – Ending Balance	$1,035.30	$1,031.20	$1,036.40	$1,019.50
Hypothetical Expenses per $1,000*	$5.99	$9.78	$4.72	$2.76
Hypothetical – Ending Value	$1,019.20	$1,015.43	$1,020.46	$1,015.02
Annualized expense ratio(b),(c)	1.18%	1.93%	0.93%	0.77%
CALAMOS HEDGED EQUITY FUND
Actual Expenses per $1,000*	$5.93	$9.77	$4.64	$—
Actual – Ending Balance	$1,050.20	$1,045.60	$1,051.40	$—
Hypothetical Expenses per $1,000*	$5.84	$9.63	$4.57	$—
Hypothetical – Ending Value	$1,019.36	$1,015.58	$1,020.61	$—
Annualized expense ratio(d)	1.15%	1.90%	0.90%	—
CALAMOS PHINEUS LONG/SHORT FUND
Actual Expenses per $1,000*	$13.41	$17.10	$12.21	$—
Actual – Ending Balance	$998.20	$994.50	$999.10	$—
Hypothetical Expenses per $1,000*	$13.50	$17.21	$12.30	$—
Hypothetical – Ending Value	$1,011.71	$1,007.99	$1,012.92	$—
Annualized expense ratio(b),(c)	2.67%	3.41%	2.43%	—
CALAMOS CONVERTIBLE FUND
Actual Expenses per $1,000*	$6.31	$10.55	$4.89	$—
Actual – Ending Balance	$1,260.00	$1,255.90	$1,261.80	$—
Hypothetical Expenses per $1,000*	$5.63	$9.42	$4.37	$—
Hypothetical – Ending Value	$1,019.56	$1,015.79	$1,020.81	$—
Annualized expense ratio	1.11%	1.86%	0.86%	—
CALAMOS GLOBAL CONVERTIBLE FUND
Actual Expenses per $1,000*	$7.44	$11.55	$6.07	$—
Actual – Ending Balance	$1,192.10	$1,188.70	$1,194.60	$—
Hypothetical Expenses per $1,000*	$6.85	$10.63	$5.58	$—
Hypothetical – Ending Value	$1,018.35	$1,014.58	$1,019.61	$—
Annualized expense ratio	1.35%	2.10%	1.10%	—
CALAMOS TIMPANI SMALL CAP GROWTH FUND
Actual Expenses per $1,000	$7.86	$—	$6.36	$5.87
Actual – Ending Balance	$1,406.10	$—	$1,407.80	$1,407.90
Hypothetical Expenses per $1,000	$6.60	$—	$5.33	$4.93
Hypothetical – Ending Value	$1,018.60	$—	$1,019.86	$1,020.26
Annualized expense ratio(d)	1.30%	—	1.05%	0.97%

*  Expenses for all Fund Classes A, C, and I are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366.

(a)  June 23, 2020 (commencement of operations) through October 31, 2020. Expenses for Class R6 of the Market Neutral Income Fund are equal to the Fund's annualized expense ratio, multiplied by the average account value from inception to period end, multiplied by 130/366.

(b)  Annualized Expense Ratios for Market Neutral Income Fund and Phineus Long/Short Fund are adjusted to reflect fee waiver related to their investment in an affiliated fund.

(c)  Includes 0.15% and 1.18% related to dividend expense on short positions for Market Neutral Income Fund and Phineus Long/Short Fund, respectively.

(d)  Annualized Expense Ratios for Hedged Equity Fund, Timpani Small Cap Growth Fund and Timpani SMID Growth Fund are adjusted to reflect an expense limitation agreement.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Expense Example

The actual and hypothetical examples shown assume a $1,000 investment at the beginning of the period, May 1, 2020 and held through October 31, 2020.

	CLASS A SHARES	CLASS C SHARES	CLASS I SHARES	CLASS R6 SHARES
CALAMOS TIMPANI SMID GROWTH
Actual Expenses per $1,000**	$8.06	$—	$6.57	$6.51
Actual – Ending Balance	$1,373.70	$—	$1,375.10	$1,376.70
Hypothetical Expenses per $1,000**	$6.85	$—	$5.58	$5.53
Hypothetical – Ending Value	$1,018.35	$—	$1,019.61	$1,019.66
Annualized expense ratio(d)	1.35%	—	1.10%	1.09%
CALAMOS GROWTH FUND
Actual Expenses per $1,000*	$7.45	$11.60	$6.06	$—
Actual – Ending Balance	$1,211.40	$1,207.20	$1,212.50	$—
Hypothetical Expenses per $1,000*	$6.80	$10.58	$5.53	$—
Hypothetical – Ending Value	$1,018.40	$1,014.63	$1,019.66	$—
Annualized expense ratio(e)	1.34%	2.09%	1.09%	—
CALAMOS GROWTH AND INCOME FUND(f)
Actual Expenses per $1,000*	$5.81	$9.83	$4.47	$2.58
Actual – Ending Balance	$1,140.30	$1,136.10	$1,141.50	$1,046.30
Hypothetical Expenses per $1,000*	$5.48	$9.27	$4.22	$2.54
Hypothetical – Ending Value	$1,019.71	$1,015.94	$1,020.96	$1,015.24
Annualized expense ratio	1.08%	1.83%	0.83%	0.71%
CALAMOS DIVIDEND GROWTH FUND
Actual Expenses per $1,000*	$7.34	$11.33	$5.95	$—
Actual – Ending Balance	$1,130.90	$1,126.20	$1,132.20	$—
Hypothetical Expenses per $1,000*	$6.95	$10.74	$5.63	$—
Hypothetical – Ending Value	$1,018.25	$1,014.48	$1,019.56	$—
Annualized expense ratio(g)	1.37%	2.12%	1.11%	—
CALAMOS SELECT FUND
Actual Expenses per $1,000*	$6.21	$10.23	$4.86	$—
Actual – Ending Balance	$1,147.60	$1,142.90	$1,148.00	$—
Hypothetical Expenses per $1,000*	$5.84	$9.63	$4.57	$—
Hypothetical – Ending Value	$1,019.36	$1,015.58	$1,020.61	$—
Annualized expense ratio(g)	1.15%	1.90%	0.90%	—
CALAMOS INTERNATIONAL GROWTH FUND
Actual Expenses per $1,000*	$6.41	$10.76	$4.96	$4.49
Actual – Ending Balance	$1,317.80	$1,312.90	$1,319.10	$1,319.70
Hypothetical Expenses per $1,000*	$5.58	$9.37	$4.32	$3.91
Hypothetical – Ending Value	$1,019.61	$1,015.84	$1,020.86	$1,021.27
Annualized expense ratio(g)	1.10%	1.85%	0.85%	0.77%

*  Expenses for all Fund Classes A, C, and I are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366.

(d)  Annualized Expense Ratios for Hedged Equity Fund, Timpani Small Cap Growth Fund and Timpani SMID Growth Fund are adjusted to reflect an expense limitation agreement.

(e)  Annualized Expense Ratios for Growth Fund is adjusted to reflect fee waiver related to its investment in an affiliated fund.

(f)  June 23, 2020 (commencement of operations) through October 31, 2020. Expenses for Class R6 of the Growth and Income Fund are equal to the Fund's annualized expense ratio, multiplied by the average account value from inception to period end, multiplied by 130/366.

(g)  Annualized Expense Ratios for Dividend Growth Fund, Select Fund, International Growth Fund, Evolving World Growth Fund and Global Equity Fund are adjusted to reflect an expense limitation agreement.

www.calamos.com

Expense Example

The actual and hypothetical examples shown assume a $1,000 investment at the beginning of the period, May 1, 2020 and held through October 31, 2020.

	CLASS A SHARES	CLASS C SHARES	CLASS I SHARES	CLASS R6 SHARES
CALAMOS EVOLVING WORLD GROWTH FUND
Actual Expenses per $1,000*	$8.82	$13.39	$7.26	$—
Actual – Ending Balance	$1,404.00	$1,399.20	$1,405.80	$—
Hypothetical Expenses per $1,000*	$7.41	$11.24	$6.09	$—
Hypothetical – Ending Value	$1,017.80	$1,013.98	$1,019.10	$—
Annualized expense ratio(g)	1.46%	2.22%	1.20%	—
CALAMOS GLOBAL EQUITY FUND(h)
Actual Expenses per $1,000*	$8.13	$12.43	$6.70	$4.11
Actual – Ending Balance	$1,294.90	$1,289.40	$1,296.90	$1,106.10
Hypothetical Expenses per $1,000*	$7.15	$10.94	$5.89	$3.93
Hypothetical – Ending Value	$1,018.05	$1,014.28	$1,019.31	$1,013.85
Annualized expense ratio(g)	1.41%	2.16%	1.16%	1.10%
CALAMOS GLOBAL GROWTH AND INCOME FUND
Actual Expenses per $1,000*	$8.49	$12.66	$7.10	$—
Actual – Ending Balance	$1,222.50	$1,218.20	$1,223.60	$—
Hypothetical Expenses per $1,000*	$7.71	$11.49	$6.44	$—
Hypothetical – Ending Value	$1,017.50	$1,013.72	$1,018.75	$—
Annualized expense ratio(g)	1.52%	2.27%	1.27%	—
CALAMOS TOTAL RETURN BOND FUND
Actual Expenses per $1,000*	$4.62	$8.42	$3.31	$—
Actual – Ending Balance	$1,021.90	$1,018.10	$1,024.10	$—
Hypothetical Expenses per $1,000*	$4.57	$8.36	$3.30	$—
Hypothetical – Ending Value	$1,020.61	$1,016.84	$1,021.87	$—
Annualized expense ratio(i)	0.90%	1.65%	0.65%	—
CALAMOS HIGH INCOME OPPORTUNITIES FUND
Actual Expenses per $1,000*	$5.32	$9.29	$3.99	$—
Actual – Ending Balance	$1,115.60	$1,111.00	$1,117.00	$—
Hypothetical Expenses per $1,000*	$5.08	$8.87	$3.81	$—
Hypothetical – Ending Value	$1,020.11	$1,016.34	$1,021.37	$—
Annualized expense ratio(i)	1.00%	1.75%	0.75%	—
CALAMOS SHORT-TERM BOND FUND
Actual Expenses per $1,000	$3.32	$—	$2.04	$—
Actual – Ending Balance	$1,029.50	$—	$1,030.80	$—
Hypothetical Expenses per $1,000	$3.30	$—	$2.03	$—
Hypothetical – Ending Value	$1,021.87	$—	$1,023.13	$—
Annualized expense ratio(i)	0.65%	—	0.40%	—

*  Expenses for all Fund Classes A, C, and I are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366.

(g)  Annualized Expense Ratios for Dividend Growth Fund, Select Fund, International Growth Fund, Evolving World Growth Fund and Global Equity Fund are adjusted to reflect an expense limitation agreement.

(h)  June 23, 2020 (commencement of operations) through October 31, 2020. Expenses for Class R6 of the Global Equity Fund are equal to the Fund's annualized expense ratio, multiplied by the average account value from inception to period end, multiplied by 130/366.

(i)  Annualized Expense Ratios for Global Growth and Income Fund, Total Return Bond Fund, High Income Opportunities Fund and Short-Term Bond Fund are adjusted to reflect fee waiver.
CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Market Neutral Income Fund Schedule of Investments October 31, 2020

PRINCIPAL AMOUNT			VALUE
CONVERTIBLE BONDS (47.8%)
		Communication Services (6.4%)
10,000,000		Bandwidth, Inc.*^ 0.250%, 03/01/26	$18,517,600
12,000,000		Bilibili, Inc.~ 1.375%, 04/01/26	22,565,880
15,000,000	EUR	Cellnex Telecom, SA 1.500%, 01/16/26	32,089,312
1,000,000,000	JPY	CyberAgent, Inc. 0.000%, 02/19/25	12,068,962
2,500,000		Eventbrite, Inc.* 5.000%, 12/01/25	2,533,775
20,000,000		iQIYI, Inc. 2.000%, 04/01/25~	20,048,000
10,000,000		3.750%, 12/01/23	11,137,600
10,000,000		JOYY, Inc.^ 1.375%, 06/15/26	11,580,600
10,000,000		0.750%, 06/15/25	11,726,200
5,000,000		Liberty Media Corp.* 2.250%, 12/01/48	5,231,150
5,000,000		Liberty Media Corp. / Liberty Formula One 1.000%, 01/30/23	5,903,450
5,000,000		Match Group FinanceCo 3, Inc.* 2.000%, 01/15/30	7,961,750
25,000,000		Match Group FinanceCo, Inc.*~ 0.875%, 10/01/22	66,833,000
12,500,000		Momo, Inc. 1.250%, 07/01/25	10,077,250
15,000,000		Sea, Ltd.~ 2.375%, 12/01/25*	28,376,250
12,500,000		1.000%, 12/01/24*^	39,399,750
10,000,000		2.250%, 07/01/23	79,827,300
39,970,000		Snap, Inc.~ 0.750%, 08/01/26	74,378,974
25,000,000		0.250%, 05/01/25*	47,888,000
34,000,000		Twitter, Inc. 0.250%, 06/15/24~	37,280,320
15,000,000		1.000%, 09/15/21^	15,090,300
13,000,000		World Wrestling Entertainment, Inc.~ 3.375%, 12/15/23	21,053,760
15,500,000		Zillow Group, Inc. 0.750%, 09/01/24	32,481,800
7,500,000		1.375%, 09/01/26^	16,053,075
22,500,000		Zynga, Inc.~ 0.250%, 06/01/24	28,559,475
			658,663,533
		Consumer Discretionary (13.2%)
5,000,000		American Eagle Outfitters, Inc.*^ 3.750%, 04/15/25	8,775,600
31,250,000		Carnival Corp.*^~ 5.750%, 04/01/23	48,729,063
PRINCIPAL AMOUNT			VALUE
17,500,000		Chegg, Inc. 0.250%, 05/15/23~	$47,561,850
13,457,000		0.125%, 03/15/25^~	20,837,492
7,500,000		0.000%, 09/01/26*	7,592,850
10,000,000	EUR	Delivery Hero, SE 1.000%, 01/23/27	14,312,152
21,700,000		Etsy, Inc. 0.125%, 10/01/26	34,034,714
10,000,000		0.000%, 03/01/23~	33,658,700
10,000,000		Farfetch, Ltd.*~ 3.750%, 05/01/27	19,968,100
5,000,000		Fiverr International, Ltd.* 0.000%, 11/01/25	5,161,550
15,000,000		Guess, Inc. 2.000%, 04/15/24	12,457,050
10,833,000		K12, Inc.* 1.125%, 09/01/27	9,241,632
27,500,000		MercadoLibre, Inc.~ 2.000%, 08/15/28	77,591,800
27,500,000		NCL Corp., Ltd.*~ 6.000%, 05/15/24	39,180,625
20,000,000		NIO, Inc. 4.500%, 02/01/24	66,629,800
10,000,000	GBP	Ocado Group, PLC 0.750%, 01/18/27	14,206,707
12,000,000		Pinduoduo, Inc. 0.000%, 10/01/24	25,777,440
7,000,000		Quotient Technology, Inc. 1.750%, 12/01/22	6,922,440
2,000,000		RealReal, Inc.* 3.000%, 06/15/25	2,048,620
14,104,000		Royal Caribbean Cruises, Ltd.* 4.250%, 06/15/23~	14,690,445
5,000,000		2.875%, 11/15/23	4,732,150
65,000,000		Tesla, Inc.~ 2.375%, 03/15/22	384,260,500
45,000,000		2.000%, 05/15/24	281,545,200
15,000,000		Under Armour, Inc.*^~ 1.500%, 06/01/24	21,605,400
29,821,000		Wayfair, Inc. 1.125%, 11/01/24~	66,133,435
25,000,000		1.000%, 08/15/26	45,193,000
12,590,000		0.625%, 10/01/25*	12,052,029
12,500,000		0.375%, 09/01/22~	29,751,000
			1,354,651,344
		Consumer Staples (0.2%)
10,000,000		Herbalife Nutrition, Ltd. 2.625%, 03/15/24	10,006,200
5,000,000		Luckin Coffee, Inc.* 0.750%, 01/15/25	2,453,900
4,000,000		Turning Point Brands, Inc. 2.500%, 07/15/24	4,003,360
610,000,000	JPY	Yaoko Company, Ltd. 0.000%, 06/20/24	7,353,152
			23,816,612

See accompanying Notes to Schedule of Investments

www.calamos.com

Market Neutral Income Fund Schedule of Investments October 31, 2020

PRINCIPAL AMOUNT		VALUE
	Energy (0.2%)
15,000,000	Chesapeake Energy Corp.@ 5.500%, 09/15/26	$782,400
5,000,000	Nabors Industries, Inc. 0.750%, 01/15/24	1,234,000
5,000,000	Oasis Petroleum, Inc.~@ 2.625%, 09/15/23	974,750
4,000,000	Renewable Energy Group, Inc. 4.000%, 06/15/36	21,006,240
4,000,000	SEACOR Holdings, Inc. 3.250%, 05/15/30	3,062,520
		27,059,910
	Financials (0.9%)
3,500,000	Apollo Commercial Real Estate Finance, Inc. 4.750%, 08/23/22	3,309,810
21,120,000	AXA, SA*~ 7.250%, 05/15/21	20,987,789
8,052,000	GSK Finance No 3, PLC* 0.000%, 06/22/23	8,524,894
5,000,000	Heritage Insurance Holdings, Inc. 5.875%, 08/01/37	4,713,300
5,000,000	Hope Bancorp, Inc. 2.000%, 05/15/38	4,364,400
10,467,000	JPMorgan Chase Financial Company, LLC (Voya Financial, Inc.)§ 0.250%, 05/01/23	10,090,188
20,000,000	LendingTree, Inc. 0.500%, 07/15/25*	20,020,000
12,500,000	0.625%, 06/01/22~	20,602,500
		92,612,881
	Health Care (5.3%)
7,500,000	Allscripts Healthcare Solutions, Inc.* 0.875%, 01/01/27	7,625,250
5,000,000	AMAG Pharmaceuticals, Inc.~ 3.250%, 06/01/22	4,985,550
6,000,000	Bridgebio Pharma, Inc.* 2.500%, 03/15/27	6,935,820
3,759,000	Coherus Biosciences, Inc.* 1.500%, 04/15/26	4,218,312
3,500,000	Collegium Pharmaceutical, Inc. 2.625%, 02/15/26	3,225,635
10,000,000	CONMED Corp.^ 2.625%, 02/01/24	11,462,800
15,000,000	DexCom, Inc.^~ 0.750%, 12/01/23	29,878,950
5,000,000	Evolent Health, Inc. 1.500%, 10/15/25	3,978,850
10,000,000	Halozyme Therapeutics, Inc.* 1.250%, 12/01/24	13,369,800
PRINCIPAL AMOUNT		VALUE
17,000,000	Innoviva, Inc.~ 2.500%, 08/15/25	$17,069,700
8,500,000	Insmed, Inc.^~ 1.750%, 01/15/25	9,340,735
5,000,000	Intercept Pharmaceuticals, Inc. 3.250%, 07/01/23	3,533,350
5,000,000	2.000%, 05/15/26	2,772,400
3,000,000	Invacare Corp. 4.500%, 06/01/22	2,778,600
29,243,000	Ionis Pharmaceuticals, Inc.*~ 0.125%, 12/15/24	27,164,408
9,500,000	Ironwood Pharmaceuticals, Inc. 1.500%, 06/15/26	9,781,390
7,500,000	0.750%, 06/15/24	7,658,325
2,423,000	2.250%, 06/15/22	2,540,637
15,000,000	Jazz Investments I, Ltd.*~ 2.000%, 06/15/26	17,999,400
10,000,000	Ligand Pharmaceuticals, Inc.^~ 0.750%, 05/15/23	9,148,200
10,000,000	Livongo Health, Inc.* 0.875%, 06/01/25	18,092,300
5,000,000	Mesa Laboratories, Inc. 1.375%, 08/15/25	5,623,850
5,000,000	Natera, Inc.* 2.250%, 05/01/27	9,660,250
15,000,000	Neurocrine Biosciences, Inc.~ 2.250%, 05/15/24	20,988,900
22,050,000	NuVasive, Inc. 2.250%, 03/15/21~	22,223,092
4,000,000	0.375%, 03/15/25*	3,432,280
12,500,000	Omnicell, Inc.* 0.250%, 09/15/25	13,785,000
5,000,000	OPKO Health, Inc. 4.500%, 02/15/25	5,847,650
8,633,000	Pacira BioSciences, Inc. 0.750%, 08/01/25*	8,894,666
1,895,000	2.375%, 04/01/22	2,064,963
6,661,000	Quidel Corp.~ 3.250%, 12/15/20	55,946,671
5,000,000	Radius Health, Inc. 3.000%, 09/01/24	4,226,350
5,000,000	Retrophin, Inc. 2.500%, 09/15/25	4,390,500
4,000,000	Revance Therapeutics, Inc.*^ 1.750%, 02/15/27	4,296,600
20,000,000	Sarepta Therapeutics, Inc.~ 1.500%, 11/15/24	40,224,200
10,000,000	Supernus Pharmaceuticals, Inc. 0.625%, 04/01/23	9,299,300
10,000,000	Tabula Rasa HealthCare, Inc.*^ 1.750%, 02/15/26	8,786,900
16,500,000	Teladoc Health, Inc. 1.375%, 05/15/25^~	60,553,845
10,000,000	1.250%, 06/01/27*	11,705,500

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Market Neutral Income Fund Schedule of Investments October 31, 2020

PRINCIPAL AMOUNT		VALUE
2,500,000	Theravance Biopharma, Inc. 3.250%, 11/01/23	$2,384,250
5,000,000	Tilray, Inc. 5.000%, 10/01/23	2,032,400
11,461,000	Wright Medical Group, Inc. 1.625%, 06/15/23	12,035,884
13,500,000	Wright Medical Group, NV~ 2.250%, 11/15/21	19,533,960
		541,497,423
	Industrials (0.9%)
10,285,000	Air Canada* 4.000%, 07/01/25	11,254,464
10,000,000	American Airlines Group, Inc. 6.500%, 07/01/25	8,579,100
11,250,000	FTI Consulting, Inc. 2.000%, 08/15/23	13,287,038
15,500,000	Lyft, Inc.*~ 1.500%, 05/15/25	14,900,460
8,467,000	Middleby Corp.* 1.000%, 09/01/25	8,740,230
15,000,000	Southwest Airlines Company~ 1.250%, 05/01/25	19,988,400
10,000,000	Spirit Airlines, Inc.~ 4.750%, 05/15/25	15,871,100
		92,620,792
	Information Technology (19.2%)
5,000,000	2U, Inc.*^ 2.250%, 05/01/25	7,636,900
7,500,000	8x8, Inc.^ 0.500%, 02/01/24	7,326,375
21,500,000	Akamai Technologies, Inc. 0.375%, 09/01/27	22,967,375
20,000,000	0.125%, 05/01/25	23,443,200
10,000,000	Altair Engineering, Inc.~ 0.250%, 06/01/24	11,329,800
10,000,000	Alteryx, Inc. 1.000%, 08/01/26^	10,580,300
10,000,000	0.500%, 08/01/24	10,509,400
54,000,000	Atlassian, Inc.^~ 0.625%, 05/01/23	128,163,060
5,000,000	Avaya Holdings Corp.^ 2.250%, 06/15/23	4,929,000
7,500,000	Benefitfocus, Inc. 1.250%, 12/15/23	6,257,700
24,000,000	Blackline, Inc.~ 0.125%, 08/01/24	35,349,840
3,000,000	CalAmp Corp. 2.000%, 08/01/25	2,455,500
10,000,000	Cloudflare, Inc.* 0.750%, 05/15/25	15,858,300
20,000,000	Coupa Software, Inc.~ 0.375%, 06/15/26*	23,416,600
18,876,000	0.125%, 06/15/25^	33,713,669
PRINCIPAL AMOUNT		VALUE
10,000,000	Cree, Inc.*^~ 1.750%, 05/01/26	$15,329,600
11,000,000	CSG Systems International, Inc.~ 4.250%, 03/15/36	11,410,520
10,000,000	CyberArk Software, Ltd.* 0.000%, 11/15/24	9,642,300
2,500,000	Cypress Semiconductor Corp. 4.500%, 01/15/22	4,431,075
10,000,000	Datadog, Inc.* 0.125%, 06/15/25	12,638,700
3,000,000	DocuSign, Inc. 0.500%, 09/15/23	8,516,250
9,072,000	Envestnet, Inc.* 0.750%, 08/15/25	9,122,168
12,500,000	FireEye, Inc. 0.875%, 06/01/24	12,063,375
5,000,000	1.625%, 06/01/35	4,907,700
17,000,000	Five9, Inc.*~ 0.500%, 06/01/25	22,516,840
5,000,000	GDS Holdings, Ltd.^ 2.000%, 06/01/25	8,656,400
20,000,000	Guidewire Software, Inc.~ 1.250%, 03/15/25	21,926,200
2,500,000	i3 Verticals, LLC* 1.000%, 02/15/25	2,046,250
5,000,000	II-VI, Inc. 0.250%, 09/01/22	5,995,450
2,500,000	Impinj, Inc.* 2.000%, 12/15/26	2,382,375
15,000,000	Infinera Corp.~ 2.125%, 09/01/24	14,095,050
5,000,000	Inphi Corp.* 0.750%, 04/15/25	6,411,450
10,000,000	Insight Enterprises, Inc. 0.750%, 02/15/25	10,338,900
25,000,000	j2 Global, Inc.~ 3.250%, 06/15/29	28,380,250
2,500,000	Limelight Networks, Inc.* 3.500%, 08/01/25	2,116,775
7,500,000	Liveperson, Inc. 0.750%, 03/01/24	11,856,525
18,000,000	Lumentum Holdings, Inc.*~ 0.500%, 12/15/26	20,300,940
10,000,000	Medallia, Inc.* 0.125%, 09/15/25	10,308,500
20,000,000	Microchip Technology, Inc. 1.625%, 02/15/25^~	45,521,200
7,500,000	2.250%, 02/15/37	11,525,325
17,475,000	Micron Technology, Inc.~ 3.125%, 05/01/32	88,330,708
32,500,000	MongoDB, Inc. 0.250%, 01/15/26*~	42,709,225
3,000,000	0.750%, 06/15/24	10,080,990

See accompanying Notes to Schedule of Investments

www.calamos.com

Market Neutral Income Fund Schedule of Investments October 31, 2020

PRINCIPAL AMOUNT		VALUE
15,000,000	New Relic, Inc.~ 0.500%, 05/01/23	$14,562,450
20,000,000	Nice Systems, Inc.^~ 1.250%, 01/15/24	54,692,400
8,010,000	Nice, Ltd.* 0.000%, 09/15/25	8,201,759
2,187,000	Nova Measuring Instruments, Ltd.* 0.000%, 10/15/25	2,198,591
25,229,000	Nuance Communications, Inc.~ 1.000%, 12/15/35	35,715,434
10,000,000	Nutanix, Inc.~ 0.000%, 01/15/23	9,648,500
20,000,000	Okta, Inc. 0.375%, 06/15/26*~	22,776,600
17,500,000	0.125%, 09/01/25	22,974,350
15,000,000	ON Semiconductor Corp.^~ 1.625%, 10/15/23	21,473,700
10,000,000	OSI Systems, Inc.~ 1.250%, 09/01/22	10,142,000
40,925,000	Palo Alto Networks, Inc.~ 0.750%, 07/01/23	44,103,645
20,000,000	0.375%, 06/01/25*	20,334,400
4,500,000	PAR Technology Corp.* 2.875%, 04/15/26	5,106,240
20,000,000	Pegasystems, Inc.* 0.750%, 03/01/25	22,142,000
4,500,000	Perficient, Inc.* 1.250%, 08/01/25	4,596,705
10,000,000	Pluralsight, Inc. 0.375%, 03/01/24	8,824,300
7,000,000	Proofpoint, Inc. 0.250%, 08/15/24	6,787,970
5,000,000	PROS Holdings, Inc. 1.000%, 05/15/24	4,291,750
2,000,000	2.250%, 09/15/27*	1,885,600
10,000,000	Pure Storage, Inc. 0.125%, 04/15/23	9,818,700
15,000,000	Q2 Holdings, Inc. 0.750%, 02/15/23~	25,348,200
5,625,000	0.750%, 06/01/26	6,943,838
5,000,000	Rapid7, Inc.^ 1.250%, 08/01/23	7,869,250
20,000,000	RealPage, Inc.~ 1.500%, 11/15/22	28,506,600
28,000,000	RingCentral, Inc. 0.000%, 03/15/23~	88,816,840
14,500,000	0.000%, 03/15/26*	14,158,815
14,500,000	SailPoint Technologies Holding, Inc.*~ 0.125%, 09/15/24	23,106,620
10,426,000	Shopify, Inc. 0.125%, 11/01/25	11,319,508
12,926,000	Silicon Laboratories, Inc.* 0.625%, 06/15/25	14,308,306
PRINCIPAL AMOUNT			VALUE
3,000,000		SMART Global Holdings, Inc.* 2.250%, 02/15/26	$2,750,880
35,000,000		Splunk, Inc.^~ 0.500%, 09/15/23	50,530,550
32,500,000		1.125%, 09/15/25	48,374,625
25,000,000		Square, Inc.~ 0.375%, 03/01/22	169,002,250
20,000,000		0.125%, 03/01/25*	29,518,600
5,000,000		STMicroelectronics, NV 0.250%, 07/03/24	7,704,550
12,500,000		Synaptics, Inc.~ 0.500%, 06/15/22	15,163,750
15,000,000		Teradyne, Inc.^~ 1.250%, 12/15/23	42,217,050
15,000,000		TTM Technologies, Inc.~ 1.750%, 12/15/20	18,373,200
25,000,000		Twilio, Inc.~ 0.250%, 06/01/23	98,086,000
6,000,000		Viavi Solutions, Inc.^~ 1.000%, 03/01/24	6,998,580
10,000,000		Vishay Intertechnology, Inc.^ 2.250%, 06/15/25	9,753,800
10,000,000		Weibo Corp.^ 1.250%, 11/15/22	9,681,000
5,000,000		Wix.com, Ltd.* 0.000%, 08/15/25	4,944,400
35,000,000		Workday, Inc.~ 0.250%, 10/01/22	52,933,300
12,500,000		Workiva, Inc. 1.125%, 08/15/26	12,448,375
15,000,000		Zendesk, Inc.~ 0.625%, 06/15/25*	18,789,150
10,000,000		0.250%, 03/15/23	18,290,500
7,500,000		Zscaler, Inc.* 0.125%, 07/01/25	8,752,575
			1,972,466,266
		Materials (0.3%)
10,000,000		Allegheny Technologies, Inc.*^ 3.500%, 06/15/25	9,834,000
10,000,000	CHF	Sika, AG 0.150%, 06/05/25	14,167,403
5,000,000		United States Steel Corp.* 5.000%, 11/01/26	4,871,250
			28,872,653
		Real Estate (1.2%)
10,000,000	EUR	Deutsche Wohnen, SE 0.325%, 07/26/24	12,875,090
47,500,000		Extra Space Storage, LP* 3.125%, 10/01/35	60,874,575
17,700,000		IH Merger Sub, LLC~ 3.500%, 01/15/22	22,540,596
10,500,000	EUR	IMMOFINANZ, AG 1.500%, 01/24/24	11,839,460

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Market Neutral Income Fund Schedule of Investments October 31, 2020

PRINCIPAL AMOUNT		VALUE
7,500,000	iStar, Inc. 3.125%, 09/15/22	$8,002,575
10,000,000	Redfin Corp.* 0.000%, 10/15/25	9,477,400
		125,609,696
	TOTAL CONVERTIBLE BONDS (Cost $3,345,373,424)	4,917,871,110
CORPORATE BONDS (0.1%)
	Communication Services (0.0%)
3,000,000	Sirius XM Radio, Inc.* 3.875%, 08/01/22	3,030,090
	Consumer Discretionary (0.1%)
894,000	Lennar Corp. 4.750%, 04/01/21	900,991
3,000,000	8.375%, 01/15/21	3,047,070
		3,948,061
	Information Technology (0.0%)
1,400,000	Dell International, LLC / EMC Corp.* 5.875%, 06/15/21	1,403,514
	Materials (0.0%)
1,223,000	DuPont de Nemours, Inc. 3.766%, 11/15/20	1,224,382
	TOTAL CORPORATE BONDS (Cost $9,283,225)	9,606,047
NUMBER OF SHARES		VALUE
CONVERTIBLE PREFERRED STOCKS (5.2%)
	Communication Services (0.2%)
21,292	2020 Cash Mandatory Exchangeable Trust*~ 5.250%, 06/01/23	22,268,217
	Consumer Discretionary (0.1%)
116,491	Aptiv, PLC 5.500%, 06/15/23	14,025,516
	Consumer Staples (0.1%)
100,000	Energizer Holdings, Inc.^ 7.500%, 01/15/22	8,523,000
	Financials (1.2%)
280,000	2017 Mandatory Exchangeable Trust*~ 5.188%, 12/01/20	52,234,560
15,000	2020 Mandatory Exchangeable Trust*~ 6.500%, 05/16/23	22,376,520
NUMBER OF SHARES		VALUE
322,820	Assurant, Inc.~ 6.500%, 03/15/21	$38,961,146
101,389	KKR & Company, Inc.^ 6.000%, 09/15/23	5,276,283
		118,848,509
	Health Care (0.5%)
390,000	Avantor, Inc.^~ 6.250%, 05/15/22	29,292,900
150,886	Boston Scientific Corp.~ 5.500%, 06/01/23	15,628,772
3,500	Danaher Corp. 4.750%, 04/15/22	5,494,615
		50,416,287
	Industrials (0.6%)
230,000	Colfax Corp.~ 5.750%, 01/15/22	27,179,100
25,500	Fortive Corp.~ 5.000%, 07/01/21	23,570,415
154,200	Stanley Black & Decker, Inc.^~ 5.250%, 11/15/22	16,095,396
		66,844,911
	Information Technology (0.1%)
50,000	II-VI, Inc. 6.000%, 07/01/23	10,404,000
	Materials (0.1%)
242,647	International Flavors & Fragrances, Inc. 6.000%, 09/15/21	9,375,880
	Utilities (2.3%)
400,000	American Electric Power Company, Inc. 6.125%, 08/15/23~	21,416,000
99,780	6.125%, 03/15/22^	5,327,254
400,000	CenterPoint Energy, Inc.^~ 7.000%, 09/01/21	15,908,000
300,000	DTE Energy Company 6.250%, 11/01/22	14,274,000
308,881	Essential Utilities, Inc.~ 6.000%, 04/30/22	16,827,837
650,000	NextEra Energy, Inc. 4.872%, 09/01/22~	37,050,000
300,000	6.219%, 09/01/23	14,799,000
205,000	5.279%, 03/01/23	10,137,250
150,000	PG&E Corp. 5.500%, 08/16/23	14,943,000
463,385	Sempra Energy 6.000%, 01/15/21~	47,408,920
135,000	6.750%, 07/15/21^	13,782,150

See accompanying Notes to Schedule of Investments

www.calamos.com

Market Neutral Income Fund Schedule of Investments October 31, 2020

NUMBER OF SHARES		VALUE
88,235	South Jersey Industries, Inc.^ 7.250%, 04/15/21	$2,930,284
400,000	Southern Company~ 6.750%, 08/01/22	19,336,000
		234,139,695
	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $503,577,350)	534,846,015
COMMON STOCKS (41.7%)
	Communication Services (4.7%)
107,530	Activision Blizzard, Inc.	8,143,247
45,780	Alphabet, Inc. - Class A~#	73,985,516
47,386	Alphabet, Inc. - Class C~#	76,813,180
1,154,816	AT&T, Inc.~	31,203,128
30,942	Charter Communications, Inc. - Class A#	18,683,398
763,370	Comcast Corp. - Class A~	32,244,749
459,763	Facebook, Inc. - Class A~#	120,968,243
131,917	Fox Corp. - Class A	3,498,439
72,352	Netflix, Inc.#	34,420,740
126,139	Twitter, Inc.#	5,217,109
679,338	Verizon Communications, Inc.~	38,715,473
298,181	Walt Disney Company~	36,154,446
		480,047,668
	Consumer Discretionary (5.1%)
67,614	Amazon.com, Inc.~#	205,286,246
106,769	Aptiv, PLC	10,302,141
6,112	Booking Holdings, Inc.~#	9,916,720
141,675	D.R. Horton, Inc.~	9,465,307
46,635	Darden Restaurants, Inc.~	4,286,689
40,453	Dollar General Corp.~	8,442,946
163,085	eBay, Inc.	7,767,738
64,284	Expedia Group, Inc.	6,052,339
633,388	Ford Motor Company~	4,896,089
168,721	General Motors Company	5,825,936
73,000	GrubHub, Inc.#	5,399,080
194,833	Home Depot, Inc.~	51,963,909
67,115	Hudson, Ltd. - Class A#	512,759
95,659	Leggett & Platt, Inc.	3,991,850
160,331	Lowe's Companies, Inc.~	25,348,331
157,691	McDonald's Corp.	33,588,183
276,884	MGM Resorts International	5,695,504
38,631	Mohawk Industries, Inc.~#	3,986,333
210,854	NIKE, Inc. - Class B~	25,319,348
19,177	O'Reilly Automotive, Inc.#	8,372,678
38,544	PVH Corp.~	2,246,730
80,531	Ross Stores, Inc.~	6,858,825
NUMBER OF SHARES		VALUE
132,568	Royal Caribbean Cruises, Ltd.	$7,479,487
195,583	Starbucks Corp.~	17,007,898
120,958	Target Corp.~	18,412,227
100,040	Tiffany & Company	13,089,234
251,733	TJX Companies, Inc.~	12,788,036
14,752	Ulta Beauty, Inc.#	3,050,271
84,966	VF Corp.	5,709,715
48,632	Wynn Resorts, Ltd.	3,522,416
		526,584,965
	Consumer Staples (2.9%)
327,840	Altria Group, Inc.~	11,828,467
133,348	Archer-Daniels-Midland Company~	6,166,012
85,699	Church & Dwight Company, Inc.	7,574,935
668,037	Coca-Cola Company	32,105,858
132,138	Colgate-Palmolive Company~	10,424,367
44,161	Constellation Brands, Inc. - Class A	7,296,722
52,478	Costco Wholesale Corp.~	18,767,182
144,529	General Mills, Inc.	8,544,554
106,524	Kellogg Company~	6,699,294
79,394	Kimberly-Clark Corp.	10,526,850
183,610	Kraft Heinz Company	5,616,630
190,305	Kroger Company	6,129,724
306,648	Mondelez International, Inc. - Class A	16,289,142
82,500	Monster Beverage Corp.#	6,317,025
221,303	PepsiCo, Inc.~	29,497,477
175,955	Philip Morris International, Inc.~	12,496,324
395,279	Procter & Gamble Company	54,192,751
110,251	Sysco Corp.	6,097,983
134,073	Walgreens Boots Alliance, Inc.	4,563,845
290,949	Walmart, Inc.~	40,369,174
		301,504,316
	Energy (0.9%)
360,954	Chevron Corp.~	25,086,303
296,192	ConocoPhillips~	8,477,015
65,344	EOG Resources, Inc.~	2,237,379
400,925	Exxon Mobil Corp.~	13,078,173
152,669	Hess Corp.	5,682,340
452,235	Kinder Morgan, Inc.	5,381,597
338,570	Marathon Petroleum Corp.	9,987,815
140,355	Occidental Petroleum Corp.	1,281,441
90,653	ONEOK, Inc.	2,628,937
63,630	Phillips 66~	2,968,976
81,543	Pioneer Natural Resources Company	6,487,561

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Market Neutral Income Fund Schedule of Investments October 31, 2020

NUMBER OF SHARES		VALUE
201,709	Schlumberger, Ltd.	$3,013,532
61,559	Valero Energy Corp.~	2,376,793
228,179	Williams Companies, Inc.	4,378,755
		93,066,617
	Financials (4.2%)
112,401	Aflac, Inc.~	3,816,014
87,696	Allstate Corp.~	7,783,020
101,335	American Express Company~	9,245,805
320,646	American International Group, Inc.~	10,097,142
43,940	Ameriprise Financial, Inc.	7,066,870
78,393	Arthur J. Gallagher & Company	8,130,138
65,910	Assurant, Inc.	8,197,227
1,782,157	Bank of America Corp.~	42,237,121
163,647	Bank of New York Mellon Corp.	5,622,911
289,839	Berkshire Hathaway, Inc. - Class B~#	58,518,494
16,979	BlackRock, Inc.~	10,173,987
227,216	Capital One Financial Corp.~	16,604,945
112,785	Cboe Global Markets, Inc.	9,168,293
123,912	Charles Schwab Corp.~	5,094,022
73,194	Chubb, Ltd.~	9,508,633
379,751	Citigroup, Inc.~	15,729,286
35,314	CME Group, Inc.	5,322,526
77,515	Discover Financial Services	5,039,250
50,000	Eaton Vance Corp.	2,989,500
81,304	First Republic Bank	10,255,687
95,191	Goldman Sachs Group, Inc.~	17,994,907
582,331	JPMorgan Chase & Company~	57,091,731
43,680	M&T Bank Corp.	4,524,374
121,183	Marsh & McLennan Companies, Inc.	12,537,593
132,034	MetLife, Inc.~	4,997,487
318,029	Morgan Stanley~	15,313,096
69,963	Northern Trust Corp.	5,476,004
52,580	Prudential Financial, Inc.~	3,366,172
45,641	S&P Global, Inc.	14,729,720
66,077	State Street Corp.~	3,891,935
58,608	Travelers Companies, Inc.~	7,074,572
118,097	Truist Financial Corp.	4,974,246
354,238	US Bancorp	13,797,570
581,841	Wells Fargo & Company~	12,480,489
210,895	Zions Bancorporation, N.A.	6,805,582
		435,656,349
	Health Care (5.8%)
227,374	Abbott Laboratories~	23,899,281
285,220	AbbVie, Inc.~	24,272,222
NUMBER OF SHARES		VALUE
192,941	Agilent Technologies, Inc.	$19,697,347
115,798	Alexion Pharmaceuticals, Inc.~#	13,332,982
63,935	Amgen, Inc.~	13,870,059
205,965	Baxter International, Inc.	15,976,705
54,648	Becton Dickinson and Company	12,630,792
33,279	Biogen, Inc.~#	8,388,638
213,963	Boston Scientific Corp.#	7,332,512
418,446	Bristol-Myers Squibb Company~	24,458,169
103,530	Centene Corp.#	6,118,623
44,057	Cigna Corp.	7,356,197
194,614	CVS Health Corp.~	10,915,899
83,678	Danaher Corp.	19,207,448
97,914	Edwards Lifesciences Corp.~#	7,019,455
131,747	Eli Lilly and Company	17,187,714
206,710	Gilead Sciences, Inc.	12,020,186
44,518	HCA Healthcare, Inc.	5,517,561
52,224	Humana, Inc.	20,851,999
24,550	Illumina, Inc.#	7,185,785
24,813	Intuitive Surgical, Inc.#	16,552,256
418,451	Johnson & Johnson~	57,373,817
56,524	Laboratory Corp. of America Holdings~#	11,291,799
41,047	McKesson Corp.	6,054,022
252,344	Medtronic, PLC	25,378,236
419,914	Merck & Company, Inc.	31,581,732
9,050	MyoKardia, Inc.#	2,022,946
910,870	Pfizer, Inc.~	32,317,668
53,429	Quest Diagnostics, Inc.~	6,525,818
10,852	Regeneron Pharmaceuticals, Inc.~#	5,898,713
38,709	Stryker Corp.~	7,819,605
7,709	Teleflex, Inc.	2,453,235
49,197	Thermo Fisher Scientific, Inc.~	23,276,085
187,092	UnitedHealth Group, Inc.~	57,089,253
34,700	Varian Medical Systems, Inc.#	5,996,160
35,294	Vertex Pharmaceuticals, Inc.#	7,353,858
183,316	Wright Medical Group, NV#	5,607,636
41,854	Zimmer Biomet Holdings, Inc.	5,528,913
53,965	Zoetis, Inc.	8,556,151
		595,917,477
	Industrials (3.3%)
88,220	3M Company	14,111,671
46,248	Allegion, PLC	4,555,428
85,475	Boeing Company~	12,341,735
118,029	Carrier Global Corp.	3,940,988
134,800	Caterpillar, Inc.~	21,170,340
221,696	CSX Corp.~	17,500,682

See accompanying Notes to Schedule of Investments

www.calamos.com

Market Neutral Income Fund Schedule of Investments October 31, 2020

NUMBER OF SHARES		VALUE
45,694	Deere & Company	$10,322,732
200,422	Delta Air Lines, Inc.~	6,140,930
67,287	Eaton Corp., PLC	6,983,718
178,340	Emerson Electric Company~	11,554,649
33,716	FedEx Corp.	8,748,290
97,202	Fortune Brands Home & Security, Inc.	7,860,726
39,197	General Dynamics Corp.	5,147,742
1,354,507	General Electric Company	10,050,442
139,460	Honeywell International, Inc.	23,003,927
55,920	Illinois Tool Works, Inc.~	10,953,610
153,539	Johnson Controls International, PLC	6,480,881
52,016	L3Harris Technologies, Inc.	8,380,298
32,047	Lockheed Martin Corp.	11,220,616
132,064	Masco Corp.	7,078,630
35,180	Norfolk Southern Corp.	7,356,842
50,665	Northrop Grumman Corp.	14,683,730
59,016	Otis Worldwide Corp.	3,616,500
92,854	PACCAR, Inc.	7,927,875
109,714	Pentair, PLC	5,459,369
212,989	Raytheon Technologies Corp.~	11,569,562
116,359	Southwest Airlines Company~	4,599,671
65,070	Stanley Black & Decker, Inc.	10,814,634
124,230	Union Pacific Corp.~	22,012,314
76,572	United Airlines Holdings, Inc.#	2,592,728
106,459	United Parcel Service, Inc. - Class B	16,725,773
52,060	Verisk Analytics, Inc.	9,265,118
22,516	Wabtec Corp.	1,335,199
99,469	Waste Management, Inc.	10,733,700
73,241	Xylem, Inc.	6,382,221
		342,623,271
	Information Technology (11.4%)
94,701	Accenture, PLC - Class A~	20,541,594
76,173	Adobe, Inc.#	34,056,948
392,019	Advanced Micro Devices, Inc.#	29,515,111
67,791	Amphenol Corp. - Class A~	7,649,536
2,430,702	Apple, Inc.~	264,606,220
380,471	Applied Materials, Inc.~	22,535,297
44,686	Autodesk, Inc.#	10,525,340
88,192	Automatic Data Processing, Inc.	13,930,808
69,914	Broadcom, Inc.	24,444,032
871,266	Cisco Systems, Inc.~	31,278,449
57,847	Citrix Systems, Inc.	6,552,330
114,686	Cognizant Technology Solutions Corp. - Class A~	8,190,874
104,184	Fiserv, Inc.#	9,946,446
NUMBER OF SHARES		VALUE
461,000	Fitbit, Inc. - Class A#	$3,245,440
89,708	FLIR Systems, Inc.	3,111,971
38,730	Gartner, Inc.#	4,651,473
59,052	Global Payments, Inc.	9,314,862
223,176	HP, Inc.	4,008,241
800	Inphi Corp.#	111,808
642,476	Intel Corp.~	28,448,837
106,016	International Business Machines Corp.	11,837,747
44,404	Intuit, Inc.	13,973,051
39,367	Jack Henry & Associates, Inc.	5,836,158
44,037	Lam Research Corp.	15,064,177
143,109	MasterCard, Inc. - Class A	41,306,982
15,000	Maxim Integrated Products, Inc.	1,044,750
290,684	Micron Technology, Inc.~#	14,633,033
1,216,682	Microsoft Corp.~	246,341,605
115,669	NVIDIA Corp.	57,991,810
303,576	Oracle Corp.	17,033,649
82,772	Paychex, Inc.	6,807,997
165,747	PayPal Holdings, Inc.#	30,850,489
190,924	QUALCOMM, Inc.	23,552,385
175,255	Salesforce.com, Inc.#	40,706,479
57,471	TE Connectivity, Ltd.	5,567,790
103,279	Texas Instruments, Inc.~	14,933,111
320,121	Visa, Inc. - Class A~	58,169,187
57,999	Western Digital Corp.	2,188,302
265,966	Western Union Company	5,170,379
163,596	Xilinx, Inc.	19,417,209
		1,169,091,907
	Materials (1.1%)
52,584	Air Products & Chemicals, Inc.~	14,525,804
42,872	Avery Dennison Corp.	5,933,056
118,953	Ball Corp.	10,586,817
149,437	Corteva, Inc.	4,928,432
149,438	Dow, Inc.	6,797,935
149,439	DuPont de Nemours, Inc.	8,500,090
409,485	Freeport-McMoRan, Inc.	7,100,470
114,876	Linde, PLC	25,311,778
134,183	Newmont Corp.	8,432,060
64,569	PPG Industries, Inc.	8,375,891
12,892	Sherwin-Williams Company	8,869,438
		109,361,771
	Real Estate (1.1%)
44,589	Alexandria Real Estate Equities, Inc.	6,756,125
61,524	American Tower Corp.~	14,128,987

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Market Neutral Income Fund Schedule of Investments October 31, 2020

NUMBER OF SHARES		VALUE
100,349	Apartment Investment & Management Company - Class A	$3,201,133
41,020	AvalonBay Communities, Inc.~	5,707,113
56,838	Crown Castle International Corp.	8,878,096
48,668	Digital Realty Trust, Inc.	7,022,792
11,786	Equinix, Inc.	8,618,395
39,602	Federal Realty Investment Trust^	2,723,826
53,157	Mid-America Apartment Communities, Inc.	6,199,701
83,542	Prologis, Inc.~	8,287,366
29,272	Public Storage~	6,705,337
101,482	Realty Income Corp.	5,871,749
82,772	Regency Centers Corp.	2,945,855
67,143	Simon Property Group, Inc.	4,217,252
25,158	Taubman Centers, Inc.	840,780
128,771	UDR, Inc.	4,022,806
104,146	Welltower, Inc.	5,599,930
198,903	Weyerhaeuser Company	5,428,063
		107,155,306
	Utilities (1.2%)
318,222	AES Corp.~	6,205,329
124,445	American Electric Power Company, Inc.~	11,191,339
115,538	CMS Energy Corp.~	7,317,021
96,738	Consolidated Edison, Inc.	7,592,966
114,345	Dominion Energy, Inc.~	9,186,477
158,010	Duke Energy Corp.~	14,554,301
75,949	Edison International	4,256,182
70,737	Entergy Corp.	7,159,999
106,335	Exelon Corp.~	4,241,703
160,126	FirstEnergy Corp.~	4,758,945
261,127	NextEra Energy, Inc.	19,117,108
195,987	NiSource, Inc.	4,501,821
123,033	Public Service Enterprise Group, Inc.~	7,154,369
175,869	Southern Company	10,103,674
140,768	Xcel Energy, Inc.	9,857,983
		127,199,217
	TOTAL COMMON STOCKS (Cost $3,606,425,129)	4,288,208,864
EXCHANGE-TRADED FUND (3.3%)
	Other (3.3%)
1,025,847	SPDR S&P 500 ETF Trust^ (Cost $343,572,392)	334,980,079
NUMBER OF SHARES			VALUE
INVESTMENT IN AFFILIATED FUND (1.5%)
14,938,002		Calamos Short-Term Bond Fund - Class I (Cost $150,000,000)	$152,815,757
RIGHTS (0.0%)
20,458		Bristol-Myers Squibb Company# - (Expiration date 03/31/21) (Cost $43,576)	66,693
NUMBER OF CONTRACTS/ NOTIONAL AMOUNT			VALUE
PURCHASED OPTIONS (0.4%) #
		Communication Services (0.0%)
		CyberAgent, Inc.
70	JPY
839,083,000		Call, 02/17/23, Strike 95.44	1,470,567
30	JPY
300,000,000		Call, 02/19/25, Strike 93.40	762,251
10	JPY
100,000,000		Call, 02/17/23, Strike 95.84	214,570
50	JPY	Zenrin Company, Ltd.
500,000,000		Call, 03/31/23, Strike 96.21	—
			2,447,388
		Consumer Discretionary (0.0%)
		EDION Corp.
60	JPY
600,000,000		Call, 06/19/25, Strike 99.51	476,813
50	JPY
526,280,000		Call, 06/19/25, Strike 94.30	427,993
50	JPY
500,000,000		Call, 06/19/25, Strike 95.45	427,993
100	JPY	HIS Company, Ltd.
1,000,000,000		Call, 11/15/24, Strike 96.54	—
		Takashimaya Company, Ltd.
100	JPY
968,250,000		Call, 12/06/23, Strike 97.28	—
50	JPY
484,125,000		Call, 12/06/23, Strike 97.29	—
50	JPY
484,125,000		Call, 12/06/23, Strike 97.18	—
1,250		Tesla, Inc.
48,505,000		Put, 01/15/21, Strike $120.00	76,875
			1,409,674
		Consumer Staples (0.0%)
		Ezaki Glico Company, Ltd.
100	JPY
999,130,000		Call, 01/30/24, Strike 97.57	158,857
50	JPY
499,565,000		Call, 01/30/24, Strike 96.89	87,378
50	JPY	Nippon Flour Mills Company, Ltd.
500,000,000		Call, 06/20/25, Strike 98.27	225,290

See accompanying Notes to Schedule of Investments

www.calamos.com

Market Neutral Income Fund Schedule of Investments October 31, 2020

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT			VALUE
750		Walmart, Inc.
10,406,250		Call, 11/20/20, Strike $165.00	$12,750
			484,275
		Financials (0.0%)
50	JPY	SBI Holdings, Inc.
500,000,000		Call, 07/25/25, Strike 91.38	583,500
		Health Care (0.0%)
100	JPY	Medipal Holdings Corp.
1,000,000,000		Call, 10/07/22, Strike 98.52	350,905
100	JPY	Nipro Corp.
1,000,970,000		Call, 01/29/21, Strike 98.68
		Ship Healthcare Holdings, Inc.	18,581
72	JPY
720,000,000		Call, 12/13/23, Strike 97.95	783,397
50	JPY
500,000,000		Call, 12/13/23, Strike 97.68	544,026
100	JPY	Toho Holdings Company, Ltd.
1,000,000,000		Call, 06/23/23, Strike 98.43	24,056
			1,720,965
		Industrials (0.1%)
100	JPY	ANA Holdings, Inc.
923,750,000		Call, 09/19/24, Strike 96.53	—
70	JPY	Fuji Corp./Aichi
700,000,000		Call, 03/25/21, Strike 98.73	3,193,944
45	JPY	Maeda Kosen Company, Ltd.
450,000,000		Call, 04/18/22, Strike 97.72	43
		Nagoya Railroad Company, Ltd.
100	JPY
1,084,530,000		Call, 12/09/22, Strike 97.53	901,866
100	JPY
1,000,000,000		Call, 12/09/22, Strike 98.92	939,115
50	JPY
542,265,000		Call, 12/09/22, Strike 98.07	440,651
28	JPY
280,000,000		Call, 12/09/22, Strike 98.77	268,603
22	JPY
220,000,000		Call, 12/09/22, Strike 98.94	206,605
54	JPY	Senko Company, Ltd.
540,000,000		Call, 03/28/22, Strike 98.82	451,053
			6,401,880
		Information Technology (0.0%)
		Digital Garage, Inc.
150	JPY
1,530,855,000		Call, 09/14/23, Strike 94.68	631,417
50	JPY
510,285,000		Call, 09/14/23, Strike 94.80	210,473
			841,890
NUMBER OF CONTRACTS/ NOTIONAL AMOUNT			VALUE
		Materials (0.0%)
50	JPY	Kansai Paint Company, Ltd.
500,000,000		Call, 06/17/22, Strike 98.95	$285,414
100	JPY	Mitsubishi Chemical Holdings Corp.
1,000,000,000		Call, 03/30/22, Strike 98.83	—
		Teijin, Ltd.
100	JPY
1,000,000,000		Call, 12/10/21, Strike 99.18	263,711
100	JPY
1,000,000,000		Call, 12/10/21, Strike 99.19	260,280
			809,405
		Other (0.3%)
		S&P 500 Index
3,000
980,988,000		Put, 11/30/20, Strike $3,000.00	14,445,000
2,500
817,490,000		Put, 11/04/20, Strike $2,800.00	937,500
2,000
653,992,000		Call, 01/29/21, Strike $4,000.00	780,000
1,500
490,494,000		Call, 12/31/20, Strike $3,800.00	735,000
1,000
326,996,000		Put, 11/30/20, Strike $2,400.00	680,000
1,000
326,996,000		Put, 12/31/20, Strike $2,800.00	4,935,000
1,000
326,996,000		Call, 03/31/21, Strike $4,000.00	995,000
500
163,498,000		Put, 11/20/20, Strike $2,700.00	567,500
250
81,749,000		Call, 12/31/20, Strike $3,375.00	2,597,500
			26,672,500
		Utilities (0.0%)
		Chugoku Electric Power Company, Inc.
100	JPY
1,000,000,000		Call, 01/25/22, Strike 98.54	247,629
100	JPY
1,000,000,000		Call, 01/25/22, Strike 98.97	247,629
50	JPY
510,565,000		Call, 01/25/22, Strike 98.22	123,814
100	JPY	Kyushu Electric Power Company,
994,750,000		Inc.
		Call, 03/31/22, Strike 98.05	46,253
			665,325
		TOTAL PURCHASED OPTIONS (Cost $62,084,243)	42,036,802

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Market Neutral Income Fund Schedule of Investments October 31, 2020

NUMBER OF SHARES			VALUE
SHORT TERM INVESTMENTS (3.5%)
177,154,102		JPMorgan Prime Money Market Fund - Capital Class, 0.070%***	$177,260,395
177,254,466		Morgan Stanley Institutional Liquidity Funds - Government Portfolio, 0.020%***	177,254,466
		TOTAL SHORT TERM INVESTMENTS (Cost $354,514,861)	354,514,861
NUMBER OF SHARES/ PRINCIPAL AMOUNT			VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (2.1%)
211,956,351		State Street Navigator Securities Lending Government Money Market Portfolio† (Cost $211,956,351)	211,956,351
		TOTAL INVESTMENTS (105.6%) (Cost $8,586,830,551)	10,846,902,579
PAYABLE UPON RETURN OF SECURITIES ON LOAN (-2.1%)			(211,956,351)
LIABILITIES, LESS OTHER ASSETS (-3.5%)			(357,079,922)
NET ASSETS (100.0%)			$10,277,866,306
NUMBER OF SHARES			VALUE
COMMON STOCKS SOLD SHORT (-40.2%) #
		Communication Services (-5.7%)
(102,900)		Bandwidth, Inc. - Class A	(16,500,529)
(449,000)		Bilibili, Inc.	(20,056,830)
(428,500	) EUR	Cellnex Telecom, SA*	(27,507,777)
(192,800	) JPY	CyberAgent, Inc.	(12,062,085)
(156,600)		Eventbrite, Inc. - Class A	(1,445,418)
(670,200)		iQIYI, Inc.	(16,553,940)
(147,800)		JOYY, Inc.	(13,505,964)
(80,500)		Liberty Media Corp. / Liberty Formula One	(2,908,465)
(33,000)		Live Nation Entertainment, Inc.	(1,610,400)
(601,343)		Match Group, Inc.	(70,224,836)
(1,314,000)		New York Times Company - Class A	(52,113,240)
(898,400)		Sea, Ltd.	(141,677,680)
(2,637,600)		Snap, Inc. - Class A	(103,895,064)
(155,000)		T-Mobile US, Inc.	(16,983,350)
(318,900)		Twitter, Inc.	(13,189,704)
(464,500)		World Wrestling Entertainment, Inc. - Class A	(16,889,220)
NUMBER OF SHARES			VALUE
(493,500)		Zillow Group, Inc. - Class C	$(43,733,970)
(1,957,700)		Zynga, Inc. - Class A	(17,599,723)
			(588,458,195)
		Consumer Discretionary (-11.7%)
(522,500)		American Eagle Outfitters, Inc.	(7,163,475)
(118,000)		Aptiv, PLC	(11,385,820)
(1,966,231)		Carnival Corp.	(26,957,027)
(901,650)		Chegg, Inc.	(66,217,176)
(300,000)		Chewy, Inc. - Class A	(18,480,000)
(81,500	) EUR	Delivery Hero, SE*	(9,376,097)
(707,600	) JPY	EDION Corp.	(6,941,164)
(485,650)		Etsy, Inc.	(59,050,184)
(585,333)		Farfetch, Ltd. - Class A	(16,465,417)
(2,000)		Fiverr International, Ltd.	(292,840)
(249,080)		Guess, Inc.	(2,934,162)
(48,983	) EUR	Just Eat Takeaway.com, NV*	(5,449,176)
(130,355)		K12, Inc.	(3,111,574)
(59,404)		MercadoLibre, Inc.	(72,119,426)
(363,500)		NIO, Inc.	(11,115,830)
(1,772,500)		Norwegian Cruise Line Holdings, Ltd.	(29,476,675)
(272,636	) GBP	Ocado Group, PLC	(8,038,828)
(263,200)		Pinduoduo, Inc.	(23,682,736)
(112,500)		Quotient Technology, Inc.	(1,001,250)
(90,000)		RealReal, Inc.	(1,133,100)
(180,000)		Royal Caribbean Cruises, Ltd.	(10,155,600)
(28,600	) JPY	Takashimaya Company, Ltd.	(211,983)
(1,707,846)		Tesla, Inc.	(662,712,562)
(1,217,728)		Under Armour, Inc. - Class C	(14,892,814)
(537,327)		Wayfair, Inc. - Class A	(133,273,216)
			(1,201,638,132)
		Consumer Staples (-0.2%)
(170,108)		Energizer Holdings, Inc.	(6,693,750)
(33,800	) JPY	Ezaki Glico Company, Ltd.	(1,399,522)
(90,200)		Herbalife Nutrition, Ltd.	(4,071,628)
(47,000	) JPY	Nippon Flour Mills Company, Ltd.	(751,497)
(39,561)		Turning Point Brands, Inc.	(1,482,351)
(75,400	) JPY	Yaoko Company, Ltd.	(5,329,385)
			(19,728,133)
		Energy (-0.2%)
(370,400)		Renewable Energy Group, Inc.	(20,890,560)
(25,000)		SEACOR Holdings, Inc.	(765,750)
			(21,656,310)
		Financials (-0.8%)
(265,327)		Assurant, Inc.	(32,998,719)
(816,000)		Equitable Holdings, Inc.	(17,535,840)

See accompanying Notes to Schedule of Investments

www.calamos.com

Market Neutral Income Fund Schedule of Investments October 31, 2020

NUMBER OF SHARES			VALUE
(211,100)		Heritage Insurance Holdings, Inc.	$(1,992,784)
(34,000)		Hope Bancorp, Inc.	(274,380)
(106,000)		KKR & Company, Inc.	(3,619,900)
(81,629)		LendingTree, Inc.	(26,414,328)
(29,165)		Morgan Stanley	(1,404,295)
(87,200	) JPY	SBI Holdings, Inc.	(1,993,119)
(13,500)		Voya Financial, Inc.	(647,055)
			(86,880,420)
		Health Care (-3.8%)
(382,000)		Allscripts Healthcare Solutions, Inc.	(3,850,560)
(1,115,900)		Avantor, Inc.	(25,966,993)
(323,000)		Boston Scientific Corp.	(11,069,210)
(116,500)		Bridgebio Pharma, Inc.	(4,471,270)
(157,790)		Coherus Biosciences, Inc.	(2,630,359)
(64,000)		Collegium Pharmaceutical, Inc.	(1,141,120)
(66,500)		CONMED Corp.	(5,185,005)
(20,800)		Danaher Corp.	(4,774,432)
(86,900)		DexCom, Inc.	(27,771,502)
(55,000)		Evolent Health, Inc. - Class A	(546,700)
(327,525)		Halozyme Therapeutics, Inc.	(9,170,700)
(110,500)		Innoviva, Inc.	(2,089,555)
(743,600)		Innoviva, Inc.	(8,038,316)
(146,331)		Insmed, Inc.	(4,820,143)
(26,500)		Intercept Pharmaceuticals, Inc.	(736,435)
(50,000)		Invacare Corp.	(405,500)
(195,600)		Ionis Pharmaceuticals, Inc.	(9,183,420)
(1,005,487)		Ironwood Pharmaceuticals, Inc.	(9,934,211)
(64,500)		Jazz Pharmaceuticals, PLC	(9,294,450)
(119,400)		Livongo Health, Inc.	(15,239,022)
(167,900	) JPY	Medipal Holdings Corp.	(2,986,101)
(13,300)		Mesa Laboratories, Inc.	(3,476,753)
(121,700)		Natera, Inc.	(8,185,542)
(170,371)		Neurocrine Biosciences, Inc.	(16,810,507)
(147,600	) JPY	Nipro Corp.	(1,546,561)
(63,048)		NuVasive, Inc.	(2,801,223)
(70,625)		Omnicell, Inc.	(6,112,594)
(750,000)		OPKO Health, Inc.	(2,640,000)
(86,000)		Pacira BioSciences, Inc.	(4,497,800)
(207,750)		Quidel Corp.	(55,737,247)
(53,137)		Retrophin, Inc.	(1,075,493)
(92,000)		Revance Therapeutics, Inc.	(2,380,960)
(245,000)		Sarepta Therapeutics, Inc.	(33,297,950)
(130,000	) JPY	Ship Healthcare Holdings, Inc.	(6,146,425)
(36,000)		Supernus Pharmaceuticals, Inc.	(660,960)
(74,900)		Tabula Rasa HealthCare, Inc.	(2,587,046)
(333,899)		Teladoc Health, Inc.	(65,597,797)
NUMBER OF SHARES			VALUE
(44,600	) JPY	Toho Holdings Company, Ltd.	$(820,901)
(530,217)		Wright Medical Group, NV	(16,219,338)
			(389,900,101)
		Industrials (-1.2%)
(535,000	) CAD	Air Canada	(5,914,997)
(494,000)		American Airlines Group, Inc.	(5,572,320)
(905,000)		Colfax Corp.	(24,606,950)
(284,232)		Fortive Corp.	(17,508,691)
(86,050)		FTI Consulting, Inc.	(8,472,483)
(464,200	) JPY	Fuji Corp/Aichi	(9,257,840)
(241,100)		Lyft, Inc. - Class A	(5,504,313)
(33,600	) JPY	Maeda Kosen Company, Ltd.	(889,303)
(41,500)		Middleby Corp.	(4,130,910)
(545,300	) JPY	Nagoya Railroad Company, Ltd.	(14,458,692)
(267,300	) JPY	Senko Group Holdings Company, Ltd.	(2,374,412)
(109,900)		Southwest Airlines Company	(4,344,347)
(557,883)		Spirit Airlines, Inc.	(9,802,004)
(72,500)		Stanley Black & Decker, Inc.	(12,049,500)
			(124,886,762)
		Information Technology (-14.1%)
(155,500)		2U, Inc.	(5,730,175)
(186,000)		8x8, Inc.	(3,214,080)
(80,567)		Advanced Micro Devices, Inc.	(6,065,889)
(281,200)		Akamai Technologies, Inc.	(26,747,744)
(137,500)		Altair Engineering, Inc. - Class A	(5,916,625)
(58,835)		Alteryx, Inc. - Class A	(7,374,967)
(9,450)		Analog Devices, Inc.	(1,120,109)
(636,600)		Atlassian Corp., PLC - Class A	(121,985,292)
(60,000)		Avaya Holdings Corp.	(1,032,000)
(258,741)		Blackline, Inc.	(25,273,821)
(221,600)		Cloudflare, Inc. - Class A	(11,516,552)
(153,500)		Coupa Software, Inc.	(41,091,950)
(188,000)		Cree, Inc.	(11,956,800)
(65,000)		CSG Systems International, Inc.	(2,462,200)
(36,000)		CyberArk Software, Ltd.	(3,569,400)
(84,100)		Datadog, Inc. - Class A	(7,632,075)
(111,800	) JPY	Digital Garage, Inc.	(3,956,435)
(41,600)		DocuSign, Inc.	(8,413,600)
(51,000)		Envestnet, Inc.	(3,913,740)
(219,000)		FireEye, Inc.	(3,030,960)
(97,157)		Five9, Inc.	(14,740,660)
(88,000)		GDS Holdings, Ltd.	(7,395,520)
(94,833)		Guidewire Software, Inc.	(9,114,400)
(25,000)		i3 Verticals, Inc. - Class A	(515,750)
(232,500)		II-VI, Inc.	(10,571,775)
(54,500)		Impinj, Inc.	(1,390,295)

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Market Neutral Income Fund Schedule of Investments October 31, 2020

NUMBER OF SHARES			VALUE
(838,000)		Infinera Corp.	$(5,245,880)
(29,838)		Inphi Corp.	(4,170,159)
(66,100)		Insight Enterprises, Inc.	(3,526,435)
(235,000)		j2 Global, Inc.	(15,951,800)
(175,000)		Limelight Networks, Inc.	(617,750)
(170,400)		LivePerson, Inc.	(9,109,584)
(126,100)		Lumentum Holdings, Inc.	(10,427,209)
(1,858)		Marvell Technology Group, Ltd.	(69,694)
(160,000)		Medallia, Inc.	(4,552,000)
(554,007)		Microchip Technology, Inc.	(58,215,056)
(1,742,415)		Micron Technology, Inc.	(87,713,171)
(156,850)		MongoDB, Inc.	(35,835,520)
(51,000)		New Relic, Inc.	(3,093,660)
(253,400)		Nice, Ltd.	(57,841,084)
(18,000)		Nova Measuring Instruments, Ltd.	(1,001,340)
(816,886)		Nuance Communications, Inc.	(26,066,832)
(49,500)		Nutanix, Inc. - Class A	(1,204,830)
(130,962)		Okta, Inc.	(27,479,756)
(563,000)		ON Semiconductor Corp.	(14,125,670)
(45,100)		OSI Systems, Inc.	(3,479,916)
(111,291)		Palo Alto Networks, Inc.	(24,616,456)
(71,400)		PAR Technology Corp.	(2,639,658)
(87,400)		Pegasystems, Inc.	(10,127,912)
(60,964)		Perficient, Inc.	(2,387,350)
(105,175)		Pluralsight, Inc. - Class A	(1,651,248)
(25,292)		Proofpoint, Inc.	(2,421,456)
(42,000)		PROS Holdings, Inc.	(1,183,140)
(139,973)		Pure Storage, Inc. - Class A	(2,253,565)
(272,800)		Q2 Holdings, Inc.	(24,890,272)
(104,000)		Rapid7, Inc.	(6,440,720)
(408,729)		RealPage, Inc.	(22,762,118)
(363,800)		RingCentral, Inc. - Class A	(93,984,092)
(434,900)		SailPoint Technologies Holding, Inc.	(18,052,699)
(4,100)		Shopify, Inc. - Class A	(3,794,263)
(71,600)		Silicon Laboratories, Inc.	(7,336,136)
(51,800)		SMART Global Holdings, Inc.	(1,367,002)
(371,500)		Splunk, Inc.	(73,571,860)
(1,222,800)		Square, Inc. - Class A	(189,387,264)
(207,000	) EUR	STMicroelectronics, NV	(6,309,131)
(111,500)		Synaptics, Inc.	(8,548,705)
(460,475)		Teradyne, Inc.	(40,452,729)
(728,828)		TTM Technologies, Inc.	(8,651,188)
(351,980)		Twilio, Inc. - Class A	(98,191,861)
(332,400)		Viavi Solutions, Inc.	(4,105,140)
(116,000)		Vishay Intertechnology, Inc.	(1,881,520)
NUMBER OF SHARES			VALUE
(6,400)		Wix.com, Ltd.	$(1,582,848)
(196,712)		Workday, Inc. - Class A	(41,333,125)
(98,800)		Workiva, Inc.	(5,464,628)
(214,950)		Zendesk, Inc.	(23,846,553)
(37,000)		Zscaler, Inc.	(5,022,750)
			(1,449,717,549)
		Materials (-0.3%)
(427,021)		Allegheny Technologies, Inc.	(3,932,864)
(71,000)		International Flavors & Fragrances, Inc.	(7,288,860)
(63,200	) JPY	Kansai Paint Company, Ltd.	(1,623,237)
(35,519	) CHF	Sika, AG	(8,742,721)
(337,100	) JPY	Teijin, Ltd.	(5,138,847)
(230,000)		United States Steel Corp.	(2,221,800)
			(28,948,329)
		Real Estate (-0.4%)
(95,560	) EUR	Deutsche Wohnen, SE	(4,822,367)
(113,126)		Extra Space Storage, Inc.	(13,116,960)
(58,300	) EUR	IMMOFINANZ, AG	(780,840)
(537,359)		Invitation Homes, Inc.	(14,648,406)
(267,100)		iStar, Inc.	(3,151,780)
(83,000)		Redfin Corp.	(3,466,910)
			(39,987,263)
		Utilities (-1.8%)
(223,600)		American Electric Power Company, Inc.	(20,108,348)
(575,000)		CenterPoint Energy, Inc.	(12,149,750)
(719,000	) JPY	Chugoku Electric Power Company, Inc.	(9,030,851)
(84,100)		DTE Energy Company	(10,379,622)
(330,733)		Essential Utilities, Inc.	(13,626,200)
(629,300)		NextEra Energy, Inc.	(46,071,053)
(950,000)		PG&E Corp.	(9,082,000)
(370,600)		Sempra Energy	(46,458,416)
(114,706)		South Jersey Industries, Inc.	(2,210,385)
(262,500)		Southern Company	(15,080,625)
			(184,197,250)
		TOTAL COMMON STOCKS SOLD SHORT (Proceeds $2,570,027,815)	(4,135,998,444)
		TOTAL SECURITIES SOLD SHORT (Proceeds $2,570,027,815)	(4,135,998,444)

See accompanying Notes to Schedule of Investments

www.calamos.com

Market Neutral Income Fund Schedule of Investments October 31, 2020

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
WRITTEN OPTIONS (-4.8%) #
	Consumer Discretionary (-0.1%)
	Carnival Corp.
7,500
10,282,500	Call, 01/21/22, Strike $10.00	$(5,006,250)
2,500
3,427,500	Put, 01/21/22, Strike $10.00	(685,000)
4,965	NIO, Inc.
15,182,970	Call, 01/15/21, Strike $5.00	(12,735,225)
2,500	Tesla, Inc.
97,010,000	Put, 01/15/21, Strike $96.00	(317,500)
		(18,743,975)
	Consumer Staples (0.0%)
575	Luckin Coffee, Inc.
252,425	Call, 01/21/22, Strike $45.00	(14,375)
1,500	Walmart, Inc.
20,812,500	Call, 11/20/20, Strike $185.00	(5,250)
		(19,625)
	Industrials (-0.1%)
	Southwest Airlines Company
2,500
9,882,500	Call, 01/21/22, Strike $30.00	(3,475,000)
1,000
3,953,000	Put, 01/21/22, Strike $27.50	(295,500)
	Spirit Airlines, Inc.
2,159
3,793,363	Call, 01/21/22, Strike $10.00	(2,007,870)
2,159
3,793,363	Put, 01/21/22, Strike $10.00	(431,800)
		(6,210,170)
	Information Technology (0.0%)
383	MongoDB, Inc.
8,750,401	Put, 01/15/21, Strike $65.00	(6,703)
	Other (-4.6%)
	S&P 500 Index
6,000
1,961,976,000	Call, 12/31/20, Strike $2,900.00	(261,540,000)
2,500
817,490,000	Call, 01/29/21, Strike $3,400.00	(30,000,000)
NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
	S&P 500 Index (cont.)
2,000
653,992,000	Call, 12/31/20, Strike $3,000.00	$(71,250,000)
2,000
653,992,000	Call, 12/31/20, Strike $2,800.00	(104,010,000)
1,000
326,996,000	Put, 12/31/20, Strike $2,400.00	(1,735,000)
500
163,498,000	Call, 12/31/20, Strike $3,500.00	(2,587,500)
		(471,122,500)
	TOTAL WRITTEN OPTIONS (Premium $475,328,571)	$(496,102,973)

NOTES TO SCHEDULE OF INVESTMENTS

*  Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers ("QIBs"), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

^  Security, or portion of security, is on loan.

~  Security, or portion of security, is segregated as collateral (or collateral for potential future transactions) for written options, swaps and securities sold short. The aggregate value of such securities is $3,084,232,946.

@  In default status and considered non-income producing.

§  Securities exchangeable or convertible into securities of one or more entities that are different than the issuer. Each entity is identified in the parenthetical.

#  Non-income producing security.

***  The rate disclosed is the 7 day net yield as of October 31, 2020.

†  Represents investment of cash collateral received from securities on loan as of October 31, 2020.

FOREIGN CURRENCY ABBREVIATION

CAD  Canadian Dollar

CHF  Swiss Franc

EUR  European Monetary Unit

GBP  British Pound Sterling

JPY  Japanese Yen

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Market Neutral Income Fund Schedule of Investments October 31, 2020

TOTAL RETURN SWAPS

COUNTERPARTY	UNDERLYING REFERENCE INSTRUMENT	FIXED RATE (FUND PAYS)	FLOATING RATE (FUND RECEIVES)	TERMINATION DATE	PERIODIC PAYMENT FREQUENCY	NOTIONAL AMOUNT	UPFRONT PAYMENTS (PAID)/ RECEIVED	MARKET VALUE	UNREALIZED APPRECIATION/ (DEPRECIATION)
Goldman Sachs & Co.	NIO, Inc.	Equity returns on 1,232,800 shares of NIO, Inc.	OBFR less 1.500%	01/31/22	Monthly	$26,160,016	$—	$(11,565,837)	$(11,565,837)
JPMorgan Chase Bank N.A. Fiverr International,	Equity returns on Ltd.	11,600 shares of Fiverr International, Ltd.	1 mo. LIBOR Flat	11/09/20	Monthly	1,769,580	—	71,243	71,243
							$—	$(11,494,594)	$(11,494,594)

FORWARD FOREIGN CURRENCY CONTRACTS

COUNTERPARTY	SHORT CONTRACTS	SETTLEMENT DATE	LOCAL CURRENCY	CURRENT VALUE	UNREALIZED GAIN/LOSS
State Street Bank and Trust	British Pound Sterling	01/21/21	10,518,000	$13,634,335	$(52,046)
State Street Bank and Trust	Swiss Franc	01/21/21	12,298,000	13,446,134	59,112
Goldman Sachs & Co.	Japanese Yen	01/21/21	4,025,064,000	38,491,062	(223,850)
State Street Bank and Trust	European Monetary Unit	01/21/21	63,142,000	73,681,070	566,856
					$350,072

FUTURES CONTRACTS

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE	MARKET VALUE/ UNREALIZED APPRECIATION (DEPRECIATION)
Buys
306	S&P 500 E-Mini	Dec 2020	$49,949,910	$(94,768)

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown. For purchased options denominated in JPY, the strike price shown is a percentage of the par value of the underlying.

See accompanying Notes to Schedule of Investments

www.calamos.com

Hedged Equity Fund Schedule of Investments October 31, 2020

PRINCIPAL AMOUNT		VALUE
CONVERTIBLE BOND (0.0%)
	Consumer Discretionary (0.0%)
85,000	Carnival Corp.* 5.750%, 04/01/23 (Cost $108,743)	$132,543
NUMBER OF SHARES		VALUE
COMMON STOCKS (103.6%)
	Communication Services (11.8%)
9,463	Activision Blizzard, Inc.	716,633
4,102	Alphabet, Inc. - Class A#~	6,629,283
4,167	Alphabet, Inc. - Class C#~	6,754,749
101,602	AT&T, Inc.~	2,745,286
2,716	Charter Communications, Inc. - Class A#~	1,639,975
67,543	Comcast Corp. - Class A~	2,853,016
40,879	Facebook, Inc. - Class A#~	10,755,674
11,895	Fox Corp. - Class A	315,456
6,130	Netflix, Inc.#~	2,916,286
11,391	Twitter, Inc.#	471,132
61,394	Verizon Communications, Inc.~	3,498,844
26,944	Walt Disney Company~	3,266,960
		42,563,294
	Consumer Discretionary (12.5%)
6,094	Amazon.com, Inc.#~	18,502,298
9,372	Aptiv, PLC	904,304
531	Booking Holdings, Inc.#~	861,548
12,786	D.R. Horton, Inc.	854,233
4,116	Darden Restaurants, Inc.	378,343
3,718	Dollar General Corp.	775,984
14,362	eBay, Inc.	684,062
5,705	Expedia Group, Inc.	537,126
55,856	Ford Motor Company	431,767
14,870	General Motors Company	513,461
17,131	Home Depot, Inc.~	4,569,009
8,675	Leggett & Platt, Inc.	362,008
14,492	Lowe's Companies, Inc.~	2,291,185
13,944	McDonald's Corp.~	2,970,072
24,327	MGM Resorts International	500,406
3,502	Mohawk Industries, Inc.#	361,371
18,530	NIKE, Inc. - Class B~	2,225,082
1,684	O'Reilly Automotive, Inc.#	735,234
3,414	PVH Corp.	199,002
7,093	Ross Stores, Inc.	604,111
10,464	Royal Caribbean Cruises, Ltd.	590,379
17,192	Starbucks Corp.~	1,495,016
10,939	Target Corp.~	1,665,135
NUMBER OF SHARES		VALUE
22,159	TJX Companies, Inc.~	$1,125,677
1,304	Ulta Beauty, Inc.#	269,628
7,684	VF Corp.	516,365
3,010	Wynn Resorts, Ltd.	218,014
		45,140,820
	Consumer Staples (7.3%)
27,323	Altria Group, Inc.~	985,814
12,045	Archer-Daniels-Midland Company	556,961
7,727	Church & Dwight Company, Inc.	682,989
58,825	Coca-Cola Company~	2,827,129
11,638	Colgate-Palmolive Company	918,122
3,729	Constellation Brands, Inc. - Class A	616,143
4,751	Costco Wholesale Corp.~	1,699,053
12,707	General Mills, Inc.	751,238
9,640	Kellogg Company	606,259
7,185	Kimberly-Clark Corp.	952,659
16,602	Kraft Heinz Company	507,855
16,723	Kroger Company	538,648
27,753	Mondelez International, Inc. - Class A~	1,474,239
7,256	Monster Beverage Corp.#	555,592
19,456	PepsiCo, Inc.~	2,593,290
15,590	Philip Morris International, Inc.~	1,107,202
34,772	Procter & Gamble Company~	4,767,241
9,945	Sysco Corp.	550,058
11,792	Walgreens Boots Alliance, Inc.~	401,400
23,633	Walmart, Inc.~	3,279,079
		26,370,971
	Energy (2.3%)
32,710	Chevron Corp.~	2,273,345
27,033	ConocoPhillips~	773,685
5,919	EOG Resources, Inc.	202,667
36,011	Exxon Mobil Corp.~	1,174,679
13,627	Hess Corp.	507,197
39,826	Kinder Morgan, Inc.	473,929
28,457	Marathon Petroleum Corp.~	839,482
11,826	Occidental Petroleum Corp.	107,971
7,982	ONEOK, Inc.	231,478
5,593	Phillips 66	260,969
7,180	Pioneer Natural Resources Company	571,241
16,848	Schlumberger, Ltd.	251,709
5,564	Valero Energy Corp.~	214,826
20,101	Williams Companies, Inc.	385,738
		8,268,916

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Hedged Equity Fund Schedule of Investments October 31, 2020

NUMBER OF SHARES		VALUE
	Financials (10.5%)
8,256	Aflac, Inc.	$280,291
6,340	Allstate Corp.	562,675
9,132	American Express Company~	833,204
28,223	American International Group, Inc.~	888,742
3,883	Ameriprise Financial, Inc.	624,503
7,071	Arthur J. Gallagher & Company	733,333
5,831	Assurant, Inc.~	725,202
156,791	Bank of America Corp.~	3,715,947
14,388	Bank of New York Mellon Corp.	494,372
26,131	Berkshire Hathaway, Inc. - Class B#~	5,275,849
1,492	BlackRock, Inc.	894,021
20,035	Capital One Financial Corp.~	1,464,158
9,920	Cboe Global Markets, Inc.~	806,397
11,157	Charles Schwab Corp.	458,664
6,433	Chubb, Ltd.	835,711
34,194	Citigroup, Inc.~	1,416,316
3,106	CME Group, Inc.	468,136
6,340	Discover Financial Services	412,163
7,344	First Republic Bank	926,372
8,375	Goldman Sachs Group, Inc.~	1,583,210
51,538	JPMorgan Chase & Company~	5,052,786
3,860	M&T Bank Corp.	399,819
10,967	Marsh & McLennan Companies, Inc.~	1,134,646
11,957	MetLife, Inc.	452,572
28,099	Morgan Stanley~	1,352,967
6,183	Northern Trust Corp.	483,943
4,630	Prudential Financial, Inc.	296,413
4,017	S&P Global, Inc.~	1,296,406
5,449	State Street Corp.	320,946
5,161	Travelers Companies, Inc.	622,984
9,800	Truist Financial Corp.	412,776
32,031	US Bancorp~	1,247,607
51,149	Wells Fargo & Company~	1,097,146
18,532	Zions Bancorporation, N.A.	598,028
		38,168,305
	Health Care (14.2%)
20,490	Abbott Laboratories~	2,153,704
25,451	AbbVie, Inc.~	2,165,880
17,065	Agilent Technologies, Inc.~	1,742,166
9,110	Alexion Pharmaceuticals, Inc.#~	1,048,925
5,762	Amgen, Inc.~	1,250,008
18,125	Baxter International, Inc.~	1,405,956
4,813	Becton Dickinson and Company~	1,112,429
2,997	Biogen, Inc.#~	755,454
18,909	Boston Scientific Corp.#	648,011
36,889	Bristol-Myers Squibb Company~	2,156,162
NUMBER OF SHARES		VALUE
9,358	Centene Corp.#	$553,058
3,976	Cigna Corp.	663,873
17,584	CVS Health Corp.~	986,287
7,028	Danaher Corp.~	1,613,207
8,500	Edwards Lifesciences Corp.#~	609,365
11,262	Eli Lilly and Company~	1,469,241
18,731	Gilead Sciences, Inc.~	1,089,208
3,922	HCA Healthcare, Inc.	486,093
4,630	Humana, Inc.~	1,848,666
2,159	Illumina, Inc.#	631,939
2,237	Intuitive Surgical, Inc.#~	1,492,258
37,831	Johnson & Johnson~	5,187,008
5,111	Laboratory Corp. of America Holdings#	1,021,024
3,610	McKesson Corp.	532,439
19,867	Medtronic, PLC	1,998,024
36,937	Merck & Company, Inc.~	2,778,032
82,271	Pfizer, Inc.~	2,918,975
4,481	Quest Diagnostics, Inc.	547,309
955	Regeneron Pharmaceuticals, Inc.#	519,100
3,499	Stryker Corp.	706,833
731	Teleflex, Inc.	232,626
4,331	Thermo Fisher Scientific, Inc.~	2,049,083
16,561	UnitedHealth Group, Inc.~	5,053,424
3,101	Vertex Pharmaceuticals, Inc.#~	646,124
3,481	Zimmer Biomet Holdings, Inc.	459,840
4,734	Zoetis, Inc.	750,576
		51,282,307
	Industrials (8.4%)
7,959	3M Company~	1,273,122
4,173	Allegion, PLC	411,040
7,503	Boeing Company~	1,083,358
10,449	Carrier Global Corp.	348,892
11,861	Caterpillar, Inc.~	1,862,770
19,608	CSX Corp.~	1,547,855
3,998	Deere & Company~	903,188
17,768	Delta Air Lines, Inc.~	544,411
5,488	Eaton Corp., PLC	569,599
15,700	Emerson Electric Company~	1,017,203
2,989	FedEx Corp.	775,556
8,526	Fortune Brands Home & Security, Inc.	689,498
3,472	General Dynamics Corp.	455,978
118,368	General Electric Company~	878,291
12,612	Honeywell International, Inc.~	2,080,349
4,947	Illinois Tool Works, Inc.	969,018
12,760	Johnson Controls International, PLC	538,600
4,690	L3Harris Technologies, Inc.	755,606
2,786	Lockheed Martin Corp.~	975,462

See accompanying Notes to Schedule of Investments

www.calamos.com

Hedged Equity Fund Schedule of Investments October 31, 2020

NUMBER OF SHARES		VALUE
11,672	Masco Corp.	$625,619
3,172	Norfolk Southern Corp.	663,329
4,584	Northrop Grumman Corp.~	1,328,535
5,224	Otis Worldwide Corp.	320,127
8,165	PACCAR, Inc.	697,128
9,897	Pentair, PLC	492,475
19,217	Raytheon Technologies Corp.~	1,043,867
10,322	Southwest Airlines Company	408,029
5,734	Stanley Black & Decker, Inc.	952,991
11,237	Union Pacific Corp.~	1,991,084
6,766	United Airlines Holdings, Inc.#	229,097
9,359	United Parcel Service, Inc. - Class B~	1,470,392
4,697	Verisk Analytics, Inc.	835,925
2,042	Wabtec Corp.	121,091
8,990	Waste Management, Inc.~	970,111
6,460	Xylem, Inc.~	562,924
		30,392,520
	Information Technology (28.3%)
8,535	Accenture, PLC - Class A	1,851,327
6,720	Adobe, Inc.#~	3,004,512
34,497	Advanced Micro Devices, Inc.#~	2,597,279
6,102	Amphenol Corp. - Class A	688,550
210,889	Apple, Inc.~	22,957,376
33,453	Applied Materials, Inc.~	1,981,421
3,958	Autodesk, Inc.#	932,267
7,950	Automatic Data Processing, Inc.~	1,255,782
6,274	Broadcom, Inc.~	2,193,579
77,114	Cisco Systems, Inc.~	2,768,393
5,229	Citrix Systems, Inc.	592,289
9,529	Cognizant Technology Solutions Corp. - Class A	680,561
9,424	Fiserv, Inc.#~	899,709
7,872	FLIR Systems, Inc.	273,080
3,512	Gartner, Inc.#	421,791
5,219	Global Payments, Inc.	823,245
19,586	HP, Inc.	351,764
58,099	Intel Corp.~	2,572,624
9,583	International Business Machines Corp.~	1,070,038
4,013	Intuit, Inc.~	1,262,811
3,561	Jack Henry & Associates, Inc.	527,918
3,983	Lam Research Corp.~	1,362,505
12,581	MasterCard, Inc. - Class A~	3,631,380
25,545	Micron Technology, Inc.#~	1,285,935
109,271	Microsoft Corp.~	22,124,099
10,169	NVIDIA Corp.~	5,098,330
27,425	Oracle Corp.~	1,538,817
7,475	Paychex, Inc.	614,819
NUMBER OF SHARES		VALUE
14,477	PayPal Holdings, Inc.#~	$2,694,604
16,778	QUALCOMM, Inc.~	2,069,734
15,419	Salesforce.com, Inc.#~	3,581,371
5,095	TE Connectivity, Ltd.	493,604
9,342	Texas Instruments, Inc.~	1,350,760
28,317	Visa, Inc. - Class A~	5,145,482
5,172	Western Digital Corp.	195,139
23,968	Western Union Company	465,938
10,356	Xilinx, Inc.~	1,229,154
		102,587,987
	Materials (2.7%)
4,612	Air Products & Chemicals, Inc.~	1,274,019
3,767	Avery Dennison Corp.	521,315
10,720	Ball Corp.	954,080
13,142	Corteva, Inc.	433,423
13,140	Dow, Inc.	597,739
13,137	DuPont de Nemours, Inc.	747,233
37,047	Freeport-McMoRan, Inc.	642,395
10,304	Linde, PLC	2,270,383
11,967	Newmont Corp.	752,006
5,841	PPG Industries, Inc.	757,695
1,192	Sherwin-Williams Company	820,072
		9,770,360
	Real Estate (2.5%)
4,017	Alexandria Real Estate Equities, Inc.	608,656
5,048	American Tower Corp.	1,159,273
9,055	Apartment Investment & Management Company - Class A	288,855
3,693	AvalonBay Communities, Inc.	513,807
5,010	Crown Castle International Corp.	782,562
3,995	Digital Realty Trust, Inc.	576,479
924	Equinix, Inc.	675,666
3,575	Federal Realty Investment Trust	245,889
4,807	Mid-America Apartment Communities, Inc.	560,640
6,922	Prologis, Inc.	686,662
2,645	Public Storage	605,890
9,193	Realty Income Corp.	531,907
7,492	Regency Centers Corp.	266,640
5,550	Simon Property Group, Inc.	348,596
11,634	UDR, Inc.	363,446
9,411	Welltower, Inc.	506,029
17,517	Weyerhaeuser Company	478,039
		9,199,036
	Utilities (3.1%)
28,667	AES Corp.	559,007
11,224	American Electric Power Company, Inc.~	1,009,374
10,442	CMS Energy Corp.	661,292

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Hedged Equity Fund Schedule of Investments October 31, 2020

NUMBER OF SHARES		VALUE
8,743	Consolidated Edison, Inc.	$686,238
10,338	Dominion Energy, Inc.	830,555
14,296	Duke Energy Corp.~	1,316,805
6,326	Edison International	354,509
6,400	Entergy Corp.	647,808
8,816	Exelon Corp.	351,670
14,478	FirstEnergy Corp.	430,286
22,996	NextEra Energy, Inc.~	1,683,537
17,690	NiSource, Inc.	406,339
11,116	Public Service Enterprise Group, Inc.	646,395
15,872	Southern Company	911,847
12,740	Xcel Energy, Inc.	892,182
		11,387,844
	TOTAL COMMON STOCKS (Cost $330,575,126)	375,132,360
EXCHANGE-TRADED FUND (3.0%)
	Other (3.0%)
33,206	SPDR S&P 500 ETF Trust^ (Cost $11,189,339)	10,843,087
NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
PURCHASED OPTIONS (0.8%) #
	Consumer Staples (0.0%)
45	Walmart, Inc.
624,375	Call, 11/20/20, Strike $165.00	765
	Other (0.8%)
	S&P 500 Index
200
65,399,200	Put, 11/04/20, Strike $2,800.00	75,000
200
65,399,200	Call, 01/29/21, Strike $4,000.00	78,000
150
49,049,400	Put, 11/30/20, Strike $3,000.00	722,250
100
32,699,600	Put, 11/30/20, Strike $2,400.00	68,000
100
32,699,600	Call, 12/31/20, Strike $3,800.00	49,000
100
32,699,600	Call, 12/31/20, Strike $3,375.00	1,039,000
100
32,699,600	Put, 12/31/20, Strike $2,800.00	493,500
100
32,699,600	Call, 03/31/21, Strike $4,000.00	99,500
75
24,524,700	Put, 11/20/20, Strike $2,700.00	85,125
		2,709,375
	TOTAL PURCHASED OPTIONS (Cost $3,939,233)	2,710,140
NUMBER OF SHARES		VALUE
SHORT TERM INVESTMENTS (1.5%)
2,690,511	JPMorgan Prime Money Market Fund - Capital Class, 0.070%***	$2,692,125
2,692,018	Morgan Stanley Institutional Liquidity Funds - Government Portfolio, 0.020%***	2,692,018
	TOTAL SHORT TERM INVESTMENTS (Cost $5,384,143)	5,384,143
NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (0.7%)
2,540,779	State Street Navigator Securities Lending Government Money Market Portfolio† (Cost $2,540,779)	2,540,779
	TOTAL INVESTMENTS (109.6%) (Cost $353,737,363)	396,743,052
PAYABLE UPON RETURN OF SECURITIES ON LOAN (-0.7%)		(2,540,779)
LIABILITIES, LESS OTHER ASSETS (-8.9%)		(32,140,317)
NET ASSETS (100.0%)		$362,061,956
NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
WRITTEN OPTIONS (-8.6%) #
	Consumer Staples (0.0%)
90	Walmart, Inc.
1,248,750	Call, 11/20/20, Strike $185.00	(315)
	Other (-8.6%)
	S&P 500 Index
250
81,749,000	Call, 12/31/20, Strike $2,800.00	(13,001,250)
225
73,574,100	Call, 01/29/21, Strike $3,400.00	(2,700,000)
200
65,399,200	Call, 12/31/20, Strike $3,500.00	(1,035,000)
200
65,399,200	Call, 12/31/20, Strike $2,900.00	(8,718,000)
150
49,049,400	Call, 12/31/20, Strike $3,000.00	(5,343,750)
100
32,699,600	Put, 12/31/20, Strike $2,400.00	(173,500)
		(30,971,500)
	TOTAL WRITTEN OPTIONS (Premium $28,443,857)	$(30,971,815)

See accompanying Notes to Schedule of Investments

www.calamos.com

Hedged Equity Fund Schedule of Investments October 31, 2020

NOTES TO SCHEDULE OF INVESTMENTS

*  Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers ("QIBs"), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

#  Non-income producing security.

~  Security, or portion of security, is segregated as collateral (or collateral for potential future transactions) for written options. The aggregate value of such securities is $121,704,634.

^  Security, or portion of security, is on loan.

***  The rate disclosed is the 7 day net yield as of October 31, 2020.

†  Represents investment of cash collateral received from securities on loan as of October 31, 2020.

FUTURES CONTRACTS

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE	MARKET VALUE/ UNREALIZED APPRECIATION (DEPRECIATION)
Buys
150	S&P 500 E-Mini	Dec 2020	$489,705	$(929)

Note: The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Phineus Long/Short Fund Schedule of Investments October 31, 2020

NUMBER OF SHARES			VALUE
COMMON STOCKS (102.4%)
		Communication Services (15.6%)
26,000		Alphabet, Inc. - Class A#~	$42,018,860
82,000		Facebook, Inc. - Class A#~	21,575,020
			63,593,880
		Consumer Discretionary (3.1%)
85,500		Caesars Entertainment, Inc.#	3,832,110
95,500		Las Vegas Sands Corp.~	4,589,730
72,200		Royal Caribbean Cruises, Ltd.	4,073,524
			12,495,364
		Consumer Staples (4.7%)
218,000		Coca-Cola Company~	10,477,080
155,000		Sysco Corp.	8,573,050
			19,050,130
		Financials (20.0%)
461,500		Bank of America Corp.~	10,937,550
140,500		Discover Financial Services~	9,133,905
88,300		Goldman Sachs Group, Inc.~	16,692,232
76,500		JPMorgan Chase & Company~	7,500,060
389,500		Morgan Stanley~	18,754,425
11,444,000	GBP	Natwest Group, PLC#	18,451,810
			81,469,982
		Health Care (11.0%)
150,000		Baxter International, Inc.~	11,635,500
375,000		Boston Scientific Corp.#~	12,851,250
39,100		UnitedHealth Group, Inc.~	11,930,974
41,000		Vertex Pharmaceuticals, Inc.#	8,610,000
			45,027,724
		Industrials (33.4%)
548,500		Air Lease Corp. - Class A~	14,941,140
54,200		Boeing Company~	7,825,938
572,500		Delta Air Lines, Inc.~	17,541,400
75,000		Honeywell International, Inc.~	12,371,250
106,500		L3Harris Technologies, Inc.~	17,158,215
344,000		Raytheon Technologies Corp.~	18,686,080
118,000		Republic Services, Inc. - Class A~	10,404,060
415,000		Southwest Airlines Company~	16,404,950
106,500		TransUnion	8,483,790
63,700		Union Pacific Corp.~	11,287,003
12,500		Waste Management, Inc.	1,348,875
			136,452,701
		Information Technology (13.6%)
119,500		Fidelity National Information Services, Inc.~	14,888,505
44,500		FleetCor Technologies, Inc.#	9,830,495
NUMBER OF SHARES		VALUE
57,500	Global Payments, Inc.	$9,070,050
29,900	Lam Research Corp.	10,228,192
31,600	Paycom Software, Inc.#~	11,505,244
		55,522,486
	Materials (1.0%)
19,300	Linde, PLC	4,252,562
	TOTAL COMMON STOCKS (Cost $425,698,001)	417,864,829
NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
PURCHASED OPTIONS (3.6%)#
	Communication Services (0.0%)
210	Alphabet, Inc.
33,938,310	Call, 11/20/20, Strike $2,000.00	20,475
	Consumer Discretionary (0.1%)
1,050	Las Vegas Sands Corp.
5,046,300	Call, 11/20/20, Strike $47.00	346,500
780	Royal Caribbean Cruises, Ltd.
4,400,760	Call, 11/20/20, Strike $70.00	103,740
		450,240
	Energy (0.5%)
2,500	BP, PLC
202,515,625	Call, 12/04/20, Strike $135.00	406,250
	Energy Select Sector SPDR Fund
7,000
20,104,000	Put, 11/06/20, Strike $29.00	756,000
7,000
20,104,000	Call, 01/15/21, Strike $32.00	787,500
	Invesco Solar ETF
1,150
7,908,550	Call, 11/06/20, Strike $79.00	92,000
1,150
7,908,550	Call, 11/06/20, Strike $75.00	172,500
		2,214,250
	Financials (0.1%)
2,300	Charles Schwab Corp.
9,455,300	Call, 11/20/20, Strike $41.50	338,100
	Health Care (0.2%)
660	Alexion Pharmaceuticals, Inc.
7,599,240	Call, 01/15/21, Strike $115.00	594,000
1,640	Pfizer, Inc.
5,818,720	Call, 11/20/20, Strike $38.00	110,700
		704,700

See accompanying Notes to Schedule of Investments

www.calamos.com

Phineus Long/Short Fund Schedule of Investments October 31, 2020

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT			VALUE
		Industrials (0.2%)
		International Consolidated Air
4,500
9,015,171	GBP	Call, 11/20/20, Strike 1.46	$35,328
2,600
5,208,766	GBP	Call, 03/19/21, Strike 1.00	864,104
4,500		Lyft, Inc.
10,273,500		Call, 11/20/20, Strike $32.50	101,250
750		TransUnion
5,974,500		Call, 11/20/20, Strike $85.00	58,125
			1,058,807
		Other (2.5%)
		SPDR S&P 500 ETF Trust
3,750
122,452,500		Put, 11/20/20, Strike $335.00	5,465,625
2,500
81,635,000		Put, 11/02/20, Strike $333.00	1,635,000
2,500
81,635,000		Put, 11/20/20, Strike $320.00	2,136,250
2,000
65,308,000		Put, 11/04/20, Strike $320.00	795,000
			10,031,875
		TOTAL PURCHASED OPTIONS (Cost $15,750,199)	14,818,447
NUMBER OF SHARES			VALUE
SHORT TERM INVESTMENTS (3.2%)
6,562,458		JPMorgan Prime Money Market Fund - Capital Class, 0.070%***	6,566,396
6,566,361		Morgan Stanley Institutional Liquidity Funds - Government Portfolio, 0.020%***	6,566,361
		TOTAL SHORT TERM INVESTMENTS (Cost $13,132,757)	13,132,757
		TOTAL INVESTMENTS (109.2%) (Cost $454,580,957)	445,816,033
LIABILITIES, LESS OTHER ASSETS (-9.2%)			(37,697,161)
NET ASSETS (100.0%)			$408,118,872
NUMBER OF SHARES		VALUE
COMMON STOCKS SOLD SHORT (-4.8%)#
	Consumer Discretionary (-1.1%)
(40,000)	Peloton Interactive, Inc. - Class A	$(4,408,400)
	Consumer Staples (-1.1%)
(23,000)	Clorox Company	(4,766,750)
	Information Technology (-2.6%)
(97,500)	Apple, Inc.	(10,613,850)
	TOTAL COMMON STOCKS SOLD SHORT (Proceeds $13,441,790)	(19,789,000)
EXCHANGE-TRADED FUND SOLD SHORT (-34.7%)#
	Other (-34.7%)
(433,500)	SPDR S&P 500 ETF Trust	(141,555,090)
	TOTAL SECURITIES SOLD SHORT (Proceeds $143,488,883)	(161,344,090)
NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
WRITTEN OPTIONS (-4.1%)#
	Communication Services (-0.2%)
	Alphabet, Inc.
291
47,028,801	Call, 12/18/20, Strike $1,940.00	(213,885)
210
33,938,310	Call, 11/06/20, Strike $1,650.00	(592,200)
		(806,085)
	Consumer Discretionary (-0.3%)
1,900	Caesars Entertainment, Inc.
8,515,800	Put, 11/06/20, Strike $43.00	(400,900)
400	Peloton Interactive, Inc.
4,408,400	Put, 11/06/20, Strike $104.00	(180,000)
780	Royal Caribbean Cruises, Ltd.
4,400,760	Put, 11/20/20, Strike $55.00	(356,850)
100	Tesla, Inc.
3,880,400	Call, 11/06/20, Strike $390.00	(145,000)
		(1,082,750)
	Consumer Staples (-0.1%)
230	Clorox Company
4,766,750	Put, 11/06/20, Strike $200.00	(73,600)
600	Walmart, Inc.
8,325,000	Call, 11/20/20, Strike $145.00	(144,900)
		(218,500)

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Phineus Long/Short Fund Schedule of Investments October 31, 2020

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT			VALUE
		Energy (-0.5%)
		Energy Select Sector SPDR Fund
7,000
20,104,000		Put, 11/06/20, Strike $30.00	$(1,169,000)
7,000
20,104,000		Put, 12/18/20, Strike $25.00	(542,500)
1,150		Invesco Solar ETF
7,908,550		Call, 11/06/20, Strike $70.00	(373,750)
			(2,085,250)
		Health Care (0.0%)
1,875		Boston Scientific Corp.
6,425,625		Put, 12/18/20, Strike $32.00	(194,063)
		Industrials (-0.8%)
4,500		International Consolidated Air
9,015,171	GBP	Put, 11/20/20, Strike 1.19	(2,319,890)
250		TransUnion
1,991,500		Put, 12/18/20, Strike $80.00	(108,750)
675		Waste Management, Inc.
7,283,925		Put, 11/20/20, Strike $120.00	(850,500)
			(3,279,140)
		Information Technology (0.0%)
975		Apple, Inc.
10,613,850		Put, 11/06/20, Strike $105.00	(150,637)
		Materials (0.0%)
190		Linde, PLC
4,186,460		Put, 11/20/20, Strike $210.00	(93,100)
		Other (-2.2%)
		iShares Russell 2000 ETF
5,150
78,841,350		Call, 11/06/20, Strike $175.00	(18,025)
5,150
78,841,350		Put, 11/20/20, Strike $137.00	(775,075)
		SPDR S&P 500 ETF Trust
7,500
244,905,000		Put, 12/18/20, Strike $295.00	(4,957,500)
5,000
163,270,000		Put, 12/18/20, Strike $280.00	(2,107,500)
1,000
32,654,000		Put, 11/02/20, Strike $332.00	(571,000)
1,000
32,654,000		Put, 11/02/20, Strike $330.00	(457,000)
			(8,886,100)
		TOTAL WRITTEN OPTIONS (Premium $13,820,088)	$(16,795,625)

NOTES TO SCHEDULE OF INVESTMENTS

#  Non-income producing security.

~  Security, or portion of security, is segregated as collateral (or collateral for potential future transactions) for written options. The aggregate value of such securities is $203,940,091.

***  The rate disclosed is the 7 day net yield as of October 31, 2020.

FOREIGN CURRENCY ABBREVIATION

GBP  British Pound Sterling

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

See accompanying Notes to Schedule of Investments

www.calamos.com

Convertible Fund Schedule of Investments October 31, 2020

PRINCIPAL AMOUNT		VALUE
CONVERTIBLE BONDS (81.0%)
	Communication Services (6.7%)
3,000,000	Bandwidth, Inc.*~ 0.250%, 03/01/26	$5,555,280
10,750,000	Liberty Media Corp. 1.375%, 10/15/23	12,046,342
7,200,000	2.250%, 09/30/46	3,371,328
8,000,000	Liberty Media Corp. / Liberty Formula One~ 1.000%, 01/30/23	9,445,520
7,750,000	Match Group FinanceCo 3, Inc.* 2.000%, 01/15/30	12,340,712
6,000,000	Sea, Ltd.* 2.375%, 12/01/25	11,350,500
4,250,000	Snap, Inc. 0.750%, 08/01/26	7,908,698
3,273,000	0.250%, 05/01/25*	6,269,497
7,600,000	Zynga, Inc. 0.250%, 06/01/24	9,646,756
		77,934,633
	Consumer Discretionary (23.2%)
15,419,000	Booking Holdings, Inc.*^ 0.750%, 05/01/25	19,425,165
6,750,000	Burlington Stores, Inc.* 2.250%, 04/15/25	7,728,278
7,250,000	Carnival Corp.*~ 5.750%, 04/01/23	11,305,142
11,000,000	Chegg, Inc.* 0.000%, 09/01/26	11,136,180
7,000,000	Dick's Sporting Goods, Inc.* 3.250%, 04/15/25	12,550,370
16,750,000	Etsy, Inc.*^ 0.125%, 09/01/27	17,449,982
10,750,000	Fiverr International, Ltd.* 0.000%, 11/01/25	11,097,332
1,435,000	Guess, Inc. 2.000%, 04/15/24	1,191,724
16,750,000	Liberty Broadband Corp.*^ 2.750%, 09/30/50	18,000,387
5,285,000	NCL Corp., Ltd.* 5.375%, 08/01/25	6,078,543
3,750,000	6.000%, 05/15/24	5,342,813
3,750,000	RH 0.000%, 09/15/24*	6,417,188
3,250,000	0.000%, 06/15/23	5,901,643
20,500,000	Royal Caribbean Cruises, Ltd.* 4.250%, 06/15/23	21,352,390
10,500,000	Tesla, Inc. 1.250%, 03/01/21	56,604,555
4,500,000	2.000%, 05/15/24~	28,154,520
4,000,000	Under Armour, Inc.* 1.500%, 06/01/24	5,761,440
PRINCIPAL AMOUNT		VALUE
16,250,000	Wayfair, Inc.* 0.625%, 10/01/25	$15,555,637
8,000,000	Winnebago Industries, Inc.* 1.500%, 04/01/25	8,285,760
		269,339,049
	Energy (1.3%)
2,200,000	Helix Energy Solutions Group, Inc. 4.125%, 09/15/23	2,001,934
5,550,000	Integra LifeSciences Holdings Corp.* 0.500%, 08/15/25	5,092,181
7,750,000	Pioneer Natural Resources Company*~ 0.250%, 05/15/25	8,272,505
		15,366,620
	Health Care (14.1%)
7,750,000	BioMarin Pharmaceutical, Inc.* 1.250%, 05/15/27	7,516,183
4,630,000	CONMED Corp. 2.625%, 02/01/24	5,307,276
20,500,000	DexCom, Inc.* 0.250%, 11/15/25	19,839,285
2,772,000	Envista Holdings Corp.*^ 2.375%, 06/01/25	4,024,528
8,750,000	Exact Sciences Corp.^ 0.375%, 03/15/27	11,602,413
2,400,000	Flexion Therapeutics, Inc. 3.375%, 05/01/24	2,052,024
5,250,000	Illumina, Inc.~ 0.500%, 06/15/21	6,492,203
16,975,000	Insulet Corp. 0.375%, 09/01/26	20,858,880
3,750,000	Invitae Corp.^ 2.000%, 09/01/24	5,744,475
10,000,000	Jazz Investments I, Ltd.* 2.000%, 06/15/26	11,999,600
4,080,000	NanoString Technologies, Inc.* 2.625%, 03/01/25	4,458,379
2,740,000	Neurocrine Biosciences, Inc. 2.250%, 05/15/24	3,833,972
5,600,000	NuVasive, Inc.* 0.375%, 03/15/25	4,805,192
11,250,000	Omnicell, Inc.* 0.250%, 09/15/25	12,406,500
10,000,000	Pacira BioSciences, Inc.* 0.750%, 08/01/25	10,303,100
6,805,000	Repligen Corp. 0.375%, 07/15/24	10,633,289
2,000,000	Sarepta Therapeutics, Inc. 1.500%, 11/15/24	4,022,420
4,000,000	Tandem Diabetes Care, Inc.* 1.500%, 05/01/25	5,034,680

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Convertible Fund Schedule of Investments October 31, 2020

PRINCIPAL AMOUNT		VALUE
10,000,000	Teladoc Health, Inc.* 1.250%, 06/01/27	$11,705,500
3,734,000	Tricida, Inc.* 3.500%, 05/15/27	1,609,951
		164,249,850
	Industrials (5.5%)
8,250,000	Air Canada*~ 4.000%, 07/01/25	9,027,645
7,000,000	Air Transport Services Group, Inc.~ 1.125%, 10/15/24	7,753,130
11,750,000	American Airlines Group, Inc. 6.500%, 07/01/25	10,080,442
3,250,000	Chart Industries, Inc.* 1.000%, 11/15/24	5,175,008
3,875,000	Lyft, Inc.* 1.500%, 05/15/25	3,725,115
5,500,000	Middleby Corp.* 1.000%, 09/01/25	5,677,485
16,880,000	Southwest Airlines Company~ 1.250%, 05/01/25	22,493,613
		63,932,438
	Information Technology (28.6%)
1,125,000	Advanced Micro Devices, Inc. 2.125%, 09/01/26	10,615,286
9,500,000	Akamai Technologies, Inc. 0.125%, 05/01/25	11,135,520
4,445,000	Alteryx, Inc.^ 0.500%, 08/01/24	4,671,428
4,000,000	1.000%, 08/01/26	4,232,120
4,000,000	Cloudflare, Inc.* 0.750%, 05/15/25	6,343,320
14,000,000	Coupa Software, Inc.* 0.375%, 06/15/26	16,391,620
8,500,000	Datadog, Inc.* 0.125%, 06/15/25	10,742,895
3,250,000	Envestnet, Inc. 1.750%, 06/01/23^	4,153,240
2,495,000	0.750%, 08/15/25*	2,508,797
2,750,000	Everbridge, Inc.* 0.125%, 12/15/24	3,230,343
4,000,000	Five9, Inc.* 0.500%, 06/01/25	5,298,080
6,250,000	II-VI, Inc.~ 0.250%, 09/01/22	7,494,313
14,500,000	Inphi Corp.* 0.750%, 04/15/25	18,593,205
7,750,000	Lumentum Holdings, Inc.*~ 0.500%, 12/15/26	8,740,682
15,250,000	Microchip Technology, Inc.~ 1.625%, 02/15/27	23,997,857
PRINCIPAL AMOUNT		VALUE
7,500,000	MongoDB, Inc.* 0.250%, 01/15/26	$9,855,975
5,500,000	Nice, Ltd.* 0.000%, 09/15/25	5,631,670
6,000,000	Nova Measuring Instruments, Ltd.* 0.000%, 10/15/25	6,031,800
8,000,000	Okta, Inc. 0.125%, 09/01/25	10,502,560
4,750,000	0.375%, 06/15/26*	5,409,443
4,250,000	ON Semiconductor Corp.^ 1.625%, 10/15/23	6,084,215
9,500,000	Palo Alto Networks, Inc.~ 0.750%, 07/01/23	10,237,865
7,500,000	Proofpoint, Inc. 0.250%, 08/15/24	7,272,825
3,500,000	Q2 Holdings, Inc. 0.750%, 06/01/26	4,320,610
18,000,000	RingCentral, Inc.*^ 0.000%, 03/01/25	19,083,960
2,398,000	Shopify, Inc. 0.125%, 11/01/25	2,603,509
10,750,000	Silicon Laboratories, Inc.* 0.625%, 06/15/25	11,899,605
6,250,000	Slack Technologies, Inc.* 0.500%, 04/15/25	7,144,688
20,000,000	Splunk, Inc.* 1.125%, 06/15/27	22,179,400
12,750,000	Square, Inc.* 0.125%, 03/01/25	18,818,107
1,500,000	Twilio, Inc. 0.250%, 06/01/23	5,885,160
3,250,000	Viavi Solutions, Inc.^ 1.000%, 03/01/24	3,790,898
5,500,000	Wix.com, Ltd.* 0.000%, 08/15/25	5,438,840
7,000,000	Workday, Inc. 0.250%, 10/01/22	10,586,660
9,250,000	Zendesk, Inc.* 0.625%, 06/15/25	11,586,642
8,653,000	Zscaler, Inc.* 0.125%, 07/01/25	10,098,138
		332,611,276
	Real Estate (1.6%)
6,000,000	IH Merger Sub, LLC 3.500%, 01/15/22	7,640,880
12,000,000	Redfin Corp.* 0.000%, 10/15/25	11,372,880
		19,013,760
	TOTAL CONVERTIBLE BONDS (Cost $769,877,910)	942,447,626
See accompanying Notes to Schedule of Investments

www.calamos.com

Convertible Fund Schedule of Investments October 31, 2020

NUMBER OF SHARES		VALUE
CONVERTIBLE PREFERRED STOCKS (14.6%)
	Communication Services (0.8%)
9,250	2020 Cash Mandatory Exchangeable Trust* 5.250%, 06/01/23	$9,674,103
	Consumer Discretionary (1.0%)
92,520	Aptiv, PLC 5.500%, 06/15/23	11,139,408
	Consumer Staples (0.3%)
39,465	Energizer Holdings, Inc.^ 7.500%, 01/15/22	3,363,602
	Financials (3.4%)
30,400	Assurant, Inc. 6.500%, 03/15/21	3,668,976
10,300	Bank of America Corp.~‡‡ 7.250%	15,109,070
107,870	KKR & Company, Inc. 6.000%, 09/15/23	5,613,555
11,405	Wells Fargo & Company~‡‡ 7.500%	15,382,608
		39,774,209
	Health Care (1.6%)
80,360	Boston Scientific Corp.^ 5.500%, 06/01/23	8,323,689
6,755	Danaher Corp.^ 4.750%, 04/15/22	10,604,607
		18,928,296
	Industrials (1.7%)
11,795	Fortive Corp. 5.000%, 07/01/21	10,902,472
80,180	Stanley Black & Decker, Inc. 5.250%, 11/15/22	8,369,189
		19,271,661
	Information Technology (1.7%)
16,605	Broadcom, Inc. 8.000%, 09/30/22	19,759,784
	Utilities (4.1%)
135,685	American Electric Power Company, Inc.~^ 6.125%, 03/15/22	7,244,222
92,540	Dominion Energy, Inc. 7.250%, 06/01/22	9,611,204
73,315	DTE Energy Company 6.250%, 11/01/22	3,488,328
174,515	NextEra Energy, Inc. 6.219%, 09/01/23	8,608,825
149,730	4.872%, 09/01/22	8,534,610
86,590	5.279%, 03/01/23	4,281,875
NUMBER OF SHARES		VALUE
33,430	Sempra Energy 6.750%, 07/15/21	$3,412,869
30,000	6.000%, 01/15/21	3,069,300
		48,251,233
	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $156,001,654)	170,162,296
COMMON STOCKS (1.6%)
	Information Technology (1.6%)
26,385	Lam Research Corp.	9,025,780
76,370	Micron Technology, Inc.#	3,844,466
11,735	ServiceNow, Inc.#	5,838,984
	TOTAL COMMON STOCKS (Cost $14,394,175)	18,709,230
NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
PURCHASED OPTIONS (0.4%) #
	Consumer Discretionary (0.3%)
1,000 38,804,000	Tesla, Inc. Put, 12/18/20, Strike $388.00	3,727,500
	Financials (0.0%)
3,910 9,266,700	Bank of America Corp. Call, 01/15/21, Strike $28.00	160,310
	Information Technology (0.1%)
2,500 12,585,000	Micron Technology, Inc. Call, 06/18/21, Strike $60.00	962,500
	TOTAL PURCHASED OPTIONS (Cost $5,148,442)	4,850,310
NUMBER OF SHARES		VALUE
SHORT TERM INVESTMENTS (3.0%)
17,543,727	JPMorgan Prime Money Market Fund - Capital Class, 0.070%***	17,554,253
17,553,551	Morgan Stanley Institutional Liquidity Funds - Government Portfolio, 0.020%***	17,553,551
	TOTAL SHORT TERM INVESTMENTS (Cost $35,107,804)	35,107,804

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Convertible Fund Schedule of Investments October 31, 2020

NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (4.4%)
50,499,166	State Street Navigator Securities Lending Government Money Market Portfolio† (Cost $50,499,166)	$50,499,166
	TOTAL INVESTMENTS (105.0%) (Cost $1,031,029,151)	1,221,776,432
PAYABLE UPON RETURN OF SECURITIES ON LOAN (-4.4%)		(50,499,166)
LIABILITIES, LESS OTHER ASSETS (-0.6%)		(7,401,853)
NET ASSETS (100.0%)		$1,163,875,413
NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
WRITTEN OPTION (0.0%) #
	Consumer Discretionary (0.0%)
1,000 38,804,000	Tesla, 1Inc. Call, 11/20/20, Strike $520.00 (Premium $2,462,223)	$(106,000)

NOTES TO SCHEDULE OF INVESTMENTS

*  Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers ("QIBs"), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

~  Security, or portion of security, is segregated as collateral (or collateral for potential future transactions) for written options. The aggregate value of such securities is $76,238,540.

^  Security, or portion of security, is on loan.

#  Non-income producing security.

‡‡  Perpetual maturity.

***  The rate disclosed is the 7 day net yield as of October 31, 2020.

†  Represents investment of cash collateral received from securities on loan as of October 31, 2020.

FORWARD FOREIGN CURRENCY CONTRACTS

COUNTERPARTY	SHORT CONTRACTS	SETTLEMENT DATE	LOCAL CURRENCY	CURRENT VALUE	UNREALIZED GAIN/LOSS
Bank of New York	Canadian Dollar	01/21/21	9,743,000	7,315,879	62,895
					$62,895

Note: The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

See accompanying Notes to Schedule of Investments

www.calamos.com

Global Convertible Fund Schedule of Investments October 31, 2020

PRINCIPAL AMOUNT			VALUE
CONVERTIBLE BONDS (85.2%)
		Communication Services (10.3%)
1,363,000		Bharti Airtel, Ltd.* 1.500%, 02/17/25	$1,509,686
600,000	EUR	Cellnex Telecom, SA 1.500%, 01/16/26	1,283,573
		CyberAgent, Inc.
50,000,000	JPY	0.000%, 02/17/23	572,496
50,000,000	JPY	0.000%, 02/19/25	603,448
760,000		iQIYI, Inc. 2.000%, 04/01/25	761,824
1,000,000		Kakao Corp. 0.000%, 04/28/23	1,026,960
150,000,000	JPY	Konami Holdings Corp. 0.000%, 12/22/22	1,617,570
710,000		Liberty Media Corp. 1.375%, 10/15/23	795,619
665,000		Liberty Media Corp. (Sirius XM Holdings, Inc.)*§^ 2.125%, 03/31/48	675,128
660,000		Liberty Media Corp. / Liberty Formula One 1.000%, 01/30/23	779,255
670,000		Match Group FinanceCo 3, Inc.* 2.000%, 01/15/30	1,066,875
750,000		Momo, Inc. 1.250%, 07/01/25	604,635
1,174,000		Sea, Ltd.* 2.375%, 12/01/25	2,220,915
2,586,000		Snap, Inc. 0.750%, 08/01/26	4,812,210
2,090,000		Twitter, Inc. 0.250%, 06/15/24	2,291,643
675,000		Zynga, Inc. 0.250%, 06/01/24	856,784
			21,478,621
		Consumer Discretionary (16.2%)
613,000		Baozun, Inc. 1.625%, 05/01/24	606,539
1,957,000		Booking Holdings, Inc.*^ 0.750%, 05/01/25	2,465,468
2,030,000		Carnival Corp.* 5.750%, 04/01/23	3,165,440
5,000,000	HKD	China Yuhua Education Corp, Ltd. 0.900%, 12/27/24	689,668
600,000		Cie Generale des Etablissements Michelin, SCA 0.000%, 01/10/22	592,752
900,000	EUR	Delivery Hero, SE 0.250%, 01/23/24	1,254,887
958,000		Etsy, Inc.*^ 0.125%, 09/01/27	998,035
PRINCIPAL AMOUNT			VALUE
521,000		Fiverr International, Ltd.* 0.000%, 11/01/25	$537,833
600,000	EUR	HelloFresh, SE 0.750%, 05/13/25	860,762
980,000		K12, Inc.* 1.125%, 09/01/27	836,038
969,000		Liberty Broadband Corp.* 2.750%, 09/30/50	1,041,336
		NCL Corp., Ltd.*
1,822,000		5.375%, 08/01/25	2,095,573
1,277,000		6.000%, 05/15/24	1,819,406
900,000	GBP	Ocado Group, PLC 0.750%, 01/18/27	1,278,604
400,000		RH 0.000%, 06/15/23	726,356
3,922,000		Royal Caribbean Cruises, Ltd.* 4.250%, 06/15/23	4,085,077
416,000	EUR	SEB, SA 0.000%, 11/17/21	877,589
		Tesla, Inc.
555,000		2.000%, 05/15/24	3,472,391
59,000		2.375%, 03/15/22^	348,790
1,452,000		Under Armour, Inc.* 1.500%, 06/01/24	2,091,403
1,863,000		Wayfair, Inc.* 0.625%, 10/01/25	1,783,394
1,500,000	EUR	Zalando, SE 0.050%, 08/06/25	2,072,926
			33,700,267
		Consumer Staples (2.8%)
3,800,000		Carrefour, SA 0.000%, 03/27/24	3,671,978
1,100,000		Luckin Coffee, Inc.* 0.750%, 01/15/25	539,858
100,000,000	JPY	Nippon Flour Mills Company, Ltd. 0.000%, 06/20/25	986,341
729,000		Turning Point Brands, Inc. 2.500%, 07/15/24	729,613
			5,927,790
		Energy (2.1%)
390,000		Nabors Industries, Inc. 0.750%, 01/15/24	96,252
2,141,000		Pioneer Natural Resources Company*^ 0.250%, 05/15/25	2,285,346
2,000,000		TOTAL, SE 0.500%, 12/02/22	1,968,540
			4,350,138
		Financials (5.4%)
1,100,000	EUR	AURELIUS Equity Opportunities SE & Co., KGaA 1.000%, 12/01/20	1,261,578

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Global Convertible Fund Schedule of Investments October 31, 2020

PRINCIPAL AMOUNT			VALUE
5,000,000	HKD	Best Path Global, Ltd. 0.000%, 05/18/21	$806,759
2,700,000	EUR	Corestate Capital Holding, SA 1.375%, 11/28/22	2,504,859
1,670,000		GSK Finance No 3, PLC* 0.000%, 06/22/23	1,768,079
1,200,000		JPMorgan Chase Bank, N.A. 0.000%, 08/07/22	1,669,812
900,000	EUR	LEG Immobilien, AG^ 0.875%, 09/01/25	1,276,134
1,700,000	EUR	Oliver Capital Sarl 0.000%, 12/29/23	2,016,157
			11,303,378
		Health Care (7.7%)
650,000		Coherus Biosciences, Inc.* 1.500%, 04/15/26	729,423
1,140,000		DexCom, Inc.* 0.250%, 11/15/25	1,103,258
600,000	EUR	GN Store Nord, A/S 0.000%, 05/21/24	806,865
702,000		Innoviva, Inc. 2.500%, 08/15/25	704,878
970,000		Insulet Corp. 0.375%, 09/01/26	1,191,936
1,295,000		Jazz Investments I, Ltd.* 2.000%, 06/15/26	1,553,948
		NuVasive, Inc.
765,000		2.250%, 03/15/21	771,005
710,000		0.375%, 03/15/25*	609,230
2,005,000		Omnicell, Inc.* 0.250%, 09/15/25	2,211,114
		Pacira BioSciences, Inc.
1,045,000		0.750%, 08/01/25*	1,076,674
113,000		2.375%, 04/01/22	123,135
130,000,000	JPY	Ship Healthcare Holdings, Inc. 0.000%, 12/13/23	1,360,508
630,000		Tabula Rasa HealthCare, Inc.* 1.750%, 02/15/26	553,575
1,085,000		Teladoc Health, Inc.* 1.250%, 06/01/27	1,270,047
1,200,000		WuXi AppTec Company, Ltd. 0.000%, 09/17/24	1,957,680
			16,023,276
		Industrials (7.2%)
2,968,000		Air Canada* 4.000%, 07/01/25	3,247,764
2,165,000		American Airlines Group, Inc. 6.500%, 07/01/25	1,857,375
15,000,000	HKD	Harvest International Company 0.000%, 11/21/22	2,128,578
60,000,000	JPY	Kandenko Company, Ltd. 0.000%, 03/31/21	572,010
PRINCIPAL AMOUNT			VALUE
714,000		Lyft, Inc.* 1.500%, 05/15/25	$686,382
952,000		Middleby Corp.* 1.000%, 09/01/25	982,721
2,618,000		Southwest Airlines Company 1.250%, 05/01/25	3,488,642
400,000	EUR	Symrise, AG 0.238%, 06/20/24	581,016
1,400,000		Vinci, SA 0.375%, 02/16/22	1,481,158
			15,025,646
		Information Technology (27.1%)
1,691,000		8x8, Inc. 0.500%, 02/01/24	1,651,853
1,310,000		Akamai Technologies, Inc. 0.125%, 05/01/25	1,535,530
		Alteryx, Inc.
664,000		0.500%, 08/01/24	697,824
655,000		1.000%, 08/01/26	693,010
714,000		Cloudflare, Inc.* 0.750%, 05/15/25	1,132,283
2,690,000		Coupa Software, Inc.* 0.375%, 06/15/26	3,149,533
1,573,000		CyberArk Software, Ltd.* 0.000%, 11/15/24	1,516,734
746,000		Datadog, Inc.* 0.125%, 06/15/25	942,847
673,000		Everbridge, Inc.* 0.125%, 12/15/24	790,553
330,000		FireEye, Inc. 1.625%, 06/01/35	323,908
1,126,000		Five9, Inc.* 0.500%, 06/01/25	1,491,410
455,000		II-VI, Inc. 0.250%, 09/01/22	545,586
653,000		Inphi Corp.* 0.750%, 04/15/25	837,335
1,761,000		Lumentum Holdings, Inc.* 0.500%, 12/15/26	1,986,109
1,586,000		Microchip Technology, Inc. 1.625%, 02/15/27	2,495,777
1,362,000		New Relic, Inc. 0.500%, 05/01/23	1,322,270
1,400,000	EUR	Nexi S.p.A 1.750%, 04/24/27	1,842,379
969,000		Nice, Ltd.* 0.000%, 09/15/25	992,198
1,325,000		Okta, Inc. 0.125%, 09/01/25	1,739,486
		ON Semiconductor Corp.
1,488,000		1.625%, 10/15/23^	2,130,191
380,000		1.000%, 12/01/20	513,684

See accompanying Notes to Schedule of Investments

www.calamos.com

Global Convertible Fund Schedule of Investments October 31, 2020

PRINCIPAL AMOUNT			VALUE
		Palo Alto Networks, Inc.
770,000		0.375%, 06/01/25*	$782,874
650,000		0.750%, 07/01/23	700,485
729,000		Pegasystems, Inc.*^ 0.750%, 03/01/25	807,076
305,000		Pluralsight, Inc. 0.375%, 03/01/24	269,141
1,110,000		Proofpoint, Inc. 0.250%, 08/15/24	1,076,378
670,000		Q2 Holdings, Inc. 0.750%, 06/01/26	827,088
1,960,000		RingCentral, Inc.* 0.000%, 03/15/26	1,913,881
417,000		Shopify, Inc. 0.125%, 11/01/25	452,737
742,000		Silicon Laboratories, Inc.* 0.625%, 06/15/25	821,349
1,708,200	EUR	Silicon On Insulator Tec Sr Unsecured Reg 0.000%, 10/01/25	3,500,049
2,050,000		Slack Technologies, Inc.* 0.500%, 04/15/25	2,343,457
1,430,000		Splunk, Inc. 1.125%, 09/15/25	2,128,483
448,000		Square, Inc. 0.500%, 05/15/23	924,542
245,000		Twilio, Inc. 0.250%, 06/01/23	961,243
1,862,000		Wix.com, Ltd.* 0.000%, 08/15/25	1,841,295
1,870,000		Workday, Inc. 0.250%, 10/01/22	2,828,151
1,146,000		Workiva, Inc. 1.125%, 08/15/26	1,141,267
1,067,000		Xero Investments, Ltd. 2.375%, 10/04/23	1,892,666
1,649,000		Zendesk, Inc.* 0.625%, 06/15/25	2,065,554
790,000		Zscaler, Inc.* 0.125%, 07/01/25	921,938
			56,530,154
		Materials (2.4%)
4,000,000		BASF, SE 0.925%, 03/09/23	3,968,920
50,000,000	JPY	Mitsubishi Chemical Holdings Corp. 0.000%, 03/29/24	471,226
60,000,000	JPY	Teijin, Ltd. 0.000%, 12/10/21	585,776
			5,025,922
		Real Estate (4.0%)
700,000	EUR	ANLLIAN Capital, Ltd. 0.000%, 02/05/25	822,527
PRINCIPAL AMOUNT			VALUE
1,990,000		ESR Cayman, Ltd. 1.500%, 09/30/25	$2,046,595
1,900,000	EUR	Grand City Properties, SA 0.250%, 03/02/22	2,227,263
525,000		IH Merger Sub, LLC 3.500%, 01/15/22	668,577
2,135,000		Redfin Corp.* 0.000%, 10/15/25	2,023,425
60,000,000	JPY	Relo Group, Inc. 0.000%, 03/22/21	569,821
			8,358,208
		TOTAL CONVERTIBLE BONDS (Cost $161,396,893)	177,723,400
BANK LOAN (0.1%)¡
		Financials (0.1%)
1,056,117	EUR	Steenbok Lux Finco 2 Sarl‡ 0.000%, 12/31/21 6 mo. EURIBOR + 10.00% (Cost $558,390)	258,301
NUMBER OF SHARES			VALUE
CONVERTIBLE PREFERRED STOCKS (9.5%)
		Communication Services (0.4%)
845		2020 Cash Mandatory Exchangeable Trust* 5.250%, 06/01/23	883,742
		Financials (4.2%)
6,030		Assurant, Inc. 6.500%, 03/15/21	727,761
2,487		Bank of America Corp.‡‡ 7.250%	3,648,180
18,628		KKR & Company, Inc. 6.000%, 09/15/23	969,401
2,530		Wells Fargo & Company‡‡ 7.500%	3,412,363
			8,757,705
		Health Care (1.0%)
1,295		Danaher Corp. 4.750%, 04/15/22	2,033,008
		Information Technology (1.1%)
1,995		Broadcom, Inc. 8.000%, 09/30/22	2,374,030
		Utilities (2.8%)
12,955		American Electric Power Company, Inc. 6.125%, 03/15/22	691,667
13,250		DTE Energy Company 6.250%, 11/01/22	630,435
28,565		Essential Utilities, Inc. 6.000%, 04/30/22	1,556,221

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Global Convertible Fund Schedule of Investments October 31, 2020

NUMBER OF SHARES		VALUE
31,000	NextEra Energy, Inc. 6.219%, 09/01/23	$1,529,230
	Sempra Energy
6,535	6.750%, 07/15/21	667,158
6,415	6.000%, 01/15/21	656,319
		5,731,030
	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $17,526,614)	19,779,515
PRINCIPAL AMOUNT		VALUE
U.S. GOVERNMENT AND AGENCY SECURITY (1.3%)
2,693,000	United States Treasury Note 1.875%, 05/31/22 (Cost $2,683,916)	2,766,269
NUMBER OF SHARES		VALUE
SHORT TERM INVESTMENTS (3.7%)
3,817,529	JPMorgan Prime Money Market Fund - Capital Class, 0.070%***	3,819,820
3,819,729	Morgan Stanley Institutional Liquidity Funds - Government Portfolio, 0.020%***	3,819,729
	TOTAL SHORT TERM INVESTMENTS (Cost $7,639,549)	7,639,549
NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (4.4%)
9,081,275	State Street Navigator Securities Lending Government Money Market Portfolio† (Cost $9,081,275)	9,081,275
	TOTAL INVESTMENTS (104.2%) (Cost $198,886,637)	217,248,309
PAYABLE UPON RETURN OF SECURITIES ON LOAN (-4.4%)		(9,081,275)
OTHER ASSETS, LESS LIABILITIES (0.2%)		363,369
NET ASSETS (100.0%)		$208,530,403

NOTES TO SCHEDULE OF INVESTMENTS

*  Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers ("QIBs"), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

§  Securities exchangeable or convertible into securities of one or more entities that are different than the issuer. Each entity is identified in the parenthetical.

^  Security, or portion of security, is on loan.

¡  Bank loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of bank loans may be substantially less than the stated maturities shown.

‡  Variable rate security. The rate shown is the rate in effect at October 31, 2020.

‡‡  Perpetual maturity.

***  The rate disclosed is the 7 day net yield as of October 31, 2020.

†  Represents investment of cash collateral received from securities on loan as of October 31, 2020.

FOREIGN CURRENCY ABBREVIATIONS

EUR  European Monetary Unit

GBP  British Pound Sterling

HKD  Hong Kong Dollar

JPY  Japanese Yen

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency.

CURRENCY EXPOSURE
OCTOBER 31, 2020

	VALUE	% OF TOTAL INVESTMENTS
US Dollar	$181,558,639	83.6%
European Monetary Unit	23,446,865	10.8%
Japanese Yen	7,339,196	3.4%
Hong Kong Dollar	3,625,005	1.6%
British Pound Sterling	1,278,604	0.6%
Total Investments	$217,248,309	100.0%

Currency exposure may vary over time.

See accompanying Notes to Schedule of Investments

www.calamos.com

Timpani Small Cap Growth Fund Schedule of Investments October 31, 2020

NUMBER OF SHARES		VALUE
COMMON STOCKS (98.9%)
	Communication Services (3.4%)
6,287	Bandwidth, Inc. - Class A#	$1,008,152
15,492	Cardlytics, Inc.#	1,143,619
10,289	EverQuote, Inc. - Class A#	344,579
152,541	iClick Interactive Asia Group, Ltd.#	1,215,752
25,071	MediaAlpha, Inc. - Class A#	848,152
		4,560,254
	Consumer Discretionary (25.3%)
28,358	Canada Goose Holdings, Inc.#	884,202
191,111	CarParts.com, Inc.#	2,425,199
54,449	Century Communities, Inc.#	2,114,799
21,599	Chegg, Inc.#	1,586,231
10,132	Deckers Outdoor Corp.#	2,567,145
12,573	DraftKings, Inc. - Class A#	445,084
41,673	GAN, Ltd.#	592,173
38,368	GrowGeneration Corp.#	640,746
2,547	Leslie's, Inc.#	55,958
24,607	LGI Homes, Inc.#	2,629,996
20,681	Lithia Motors, Inc. - Class A	4,747,737
50,307	Lovesac Company#	1,294,902
116,048	Magnite, Inc.#	1,047,913
8,526	Malibu Boats, Inc. - Class A#	433,377
77,073	Nautilus, Inc.#	1,671,713
43,454	Noodles & Company#	280,713
52,221	OneWater Marine, Inc. - Class A#	972,877
58,051	Purple Innovation, Inc. - Class A#	1,646,907
94,260	Sportsman's Warehouse Holdings, Inc.#	1,227,265
9,066	Stamps.com, Inc.#	2,023,894
7,481	Thor Industries, Inc.	632,743
22,853	TopBuild Corp.#	3,501,308
19,670	YETI Holdings, Inc.#	973,272
		34,396,154
	Consumer Staples (3.0%)
2,172	Boston Beer Company, Inc. - Class A#	2,257,099
43,440	Celsius Holdings, Inc.#	873,578
10,091	Grocery Outlet Holding Corp.#	444,206
10,793	Laird Superfood, Inc.#	496,478
		4,071,361
	Financials (3.7%)
55,326	BRP Group, Inc. - Class A#	1,410,813
16,634	dMY Technology Group, Inc. - Class A#	185,303
4,533	Kinsale Capital Group, Inc.	849,801
13,720	LPL Financial Holdings, Inc.	1,096,640
15,784	Palomar Holdings, Inc.#	1,407,459
		4,950,016
NUMBER OF SHARES		VALUE
	Health Care (28.4%)
7,210	Addus HomeCare Corp.#	$703,480
38,112	Alphatec Holdings, Inc.#	325,476
3,157	Amedisys, Inc.#	817,663
49,201	Amicus Therapeutics, Inc.#	877,254
10,644	Arrowhead Pharmaceuticals, Inc.#	609,901
61,613	Axonics Modulation Technologies, Inc.#	2,889,034
7,393	Biohaven Pharmaceutical Holding Company, Ltd.#	572,662
40,958	BioLife Solutions, Inc.#	1,175,904
18,347	CareDx, Inc.#	899,920
57,700	Castle Biosciences, Inc.#	2,679,011
12,358	Eargo, Inc.#	428,205
17,430	Exagen, Inc.#	248,552
36,722	Halozyme Therapeutics, Inc.#	1,028,216
30,543	Insmed, Inc.#	1,006,086
17,390	Inspire Medical Systems, Inc.#	2,076,888
70,462	Itamar Medical, Ltd.#	1,428,265
7,528	LHC Group, Inc.#	1,630,188
10,438	Mirati Therapeutics, Inc.#	2,266,507
22,498	MyoKardia, Inc.#	5,028,978
18,307	Natera, Inc.#	1,231,329
8,729	Nevro Corp.#	1,302,454
27,305	Oak Street Health, Inc.#	1,299,445
15,245	Ocular Therapeutix, Inc.#	144,828
27,144	OptimizeRx Corp.#	537,451
15,501	Phreesia, Inc.#	573,072
4,614	Repligen Corp.#	768,554
17,794	SI-BONE, Inc.#	373,140
11,575	Simulations Plus, Inc.	750,291
12,843	Tandem Diabetes Care, Inc.#	1,399,887
5,234	Teladoc Health, Inc.#	1,028,272
20,007	Veracyte, Inc.#	693,443
73,296	Vericel Corp.#	1,358,175
30,251	Zynex, Inc.#	387,515
		38,540,046
	Industrials (13.4%)
36,128	Advanced Drainage Systems, Inc.	2,291,599
26,644	Array Technologies, Inc.#	981,831
22,988	AZEK Company, Inc. - Class A#	768,719
20,317	Generac Holdings, Inc.#	4,269,618
5,340	Landstar System, Inc.	665,898
64,311	Montrose Environmental Group, Inc.#	1,738,326
26,604	Rush Enterprises Inc- Class A	953,487
18,739	Saia, Inc.#	2,767,001
120,365	Shyft Group, Inc.	2,324,248
20,479	Trex Company, Inc.#	1,424,110
		18,184,837

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Timpani Small Cap Growth Fund Schedule of Investments October 31, 2020

NUMBER OF SHARES		VALUE
	Information Technology (18.5%)
51,022	2U, Inc.#	$1,880,161
11,184	ACM Research, Inc. - Class A#	787,018
39,596	AudioCodes, Ltd.	1,147,888
19,265	Diodes, Inc.#	1,114,095
12,762	Dynatrace, Inc.#	450,626
15,191	Five9, Inc.#	2,304,779
18,132	GDS Holdings, Ltd.#	1,523,813
108,237	Genasys, Inc.#	651,587
4,533	Globant, SA#	818,705
3,750	Inphi Corp.#	524,100
10,966	LivePerson, Inc.#	586,242
19,993	LiveRamp Holdings, Inc.#	1,321,337
89,526	MagnaChip Semiconductor Corp.#	1,225,611
35,750	Ping Identity Holding Corp.#	989,918
10,132	RingCentral, Inc. - Class A#	2,617,501
12,177	Sapiens International Corp., NV	330,362
34,752	SiTime Corp.#	2,901,444
69,397	Sprout Social, Inc. - Class A#	3,032,649
8,148	Varonis Systems, Inc.#	941,664
		25,149,500
NUMBER OF SHARES		VALUE
	Real Estate (3.2%)
29,986	eXp World Holdings, Inc.#	$1,271,107
37,599	Fathom Holdings, Inc.#	705,357
57,849	Redfin Corp.#	2,416,353
		4,392,817
	TOTAL COMMON STOCKS (Cost $92,382,989)	134,244,985
SHORT TERM INVESTMENTS (1.0%)
695,460	JPMorgan Prime Money Market Fund - Capital Class, 0.070%***	695,878
695,868	Morgan Stanley Institutional Liquidity Funds - Government Portfolio, 0.020%***	695,868
	TOTAL SHORT TERM INVESTMENTS (Cost $1,391,746)	1,391,746
	TOTAL INVESTMENTS (99.9%) (Cost $93,774,735)	135,636,731
OTHER ASSETS, LESS LIABILITIES (0.1%)		104,984
NET ASSETS (100.0%)		$135,741,715

NOTES TO SCHEDULE OF INVESTMENTS

#  Non-income producing security.

***  The rate disclosed is the 7 day net yield as of October 31, 2020.

See accompanying Notes to Schedule of Investments

www.calamos.com

Timpani SMID Growth Fund Schedule of Investments October 31, 2020

NUMBER OF SHARES		VALUE
COMMON STOCKS (99.6%)
	Communication Services (4.1%)
561	Bandwidth, Inc. - Class A#	$89,959
1,521	Cardlytics, Inc.#	112,280
3,221	MediaAlpha, Inc. - Class A#	108,967
695	Take-Two Interactive Software, Inc.#	107,669
3,153	Zillow Group, Inc. - Class C#	279,419
		698,294
	Consumer Discretionary (23.7%)
2,494	Canada Goose Holdings, Inc.#	77,763
20,680	CarParts.com, Inc.#	262,429
4,805	Century Communities, Inc.#	186,626
4,362	Chegg, Inc.#	320,345
1,983	Chewy, Inc. - Class A#	122,153
1,129	Deckers Outdoor Corp.#	286,055
2,332	DraftKings, Inc. - Class A#	82,553
1,763	Etsy, Inc.#	214,363
1,716	Floor & Decor Holdings, Inc. - Class A#	125,268
321	Leslie's, Inc.#	7,052
2,782	LGI Homes, Inc.#	297,340
2,342	Lithia Motors, Inc. - Class A	537,653
10,754	Magnite, Inc.#	97,109
762	Malibu Boats, Inc. - Class A#	38,732
4,811	Nautilus, Inc.#	104,351
584	Pool Corp.	204,301
4,225	Purple Innovation, Inc. - Class A#	119,863
9,773	Sportsman's Warehouse Holdings, Inc.#	127,244
933	Stamps.com, Inc.#	208,283
1,386	Thor Industries, Inc.	117,228
2,641	TopBuild Corp.#	404,628
2,104	YETI Holdings, Inc.#	104,106
		4,045,445
	Consumer Staples (2.9%)
368	Boston Beer Company, Inc. - Class A#	382,418
3,343	Celsius Holdings, Inc.#	67,228
1,065	Grocery Outlet Holding Corp.#	46,881
		496,527
	Financials (3.0%)
4,153	BRP Group, Inc. - Class A#	105,901
2,107	dMY Technology Group, Inc. - Class A#	23,472
447	Kinsale Capital Group, Inc.	83,799
2,160	LPL Financial Holdings, Inc.	172,649
1,393	Palomar Holdings, Inc.#	124,214
		510,035
NUMBER OF SHARES		VALUE
	Health Care (26.9%)
564	Addus HomeCare Corp.#	$55,029
4,816	Alphatec Holdings, Inc.#	41,129
676	Amedisys, Inc.#	175,084
4,522	Amicus Therapeutics, Inc.#	80,627
1,223	Arrowhead Pharmaceuticals, Inc.#	70,078
7,080	Axonics Modulation Technologies, Inc.#	331,981
665	Biohaven Pharmaceutical Holding Company, Ltd.#	51,511
3,680	BioLife Solutions, Inc.#	105,653
1,624	CareDx, Inc.#	79,657
5,487	Castle Biosciences, Inc.#	254,761
1,298	Eargo, Inc.#	44,976
3,451	Halozyme Therapeutics, Inc.#	96,628
3,450	Horizon Therapeutics, PLC#	258,508
2,800	Insmed, Inc.#	92,232
1,813	Inspire Medical Systems, Inc.#	216,527
558	Insulet Corp.#	124,016
781	LHC Group, Inc.#	169,126
331	Masimo Corp.#	74,084
1,031	Mirati Therapeutics, Inc.#	223,871
962	MyoKardia, Inc.#	215,036
782	Natera, Inc.#	52,597
860	Nevro Corp.#	128,321
4,624	Oak Street Health, Inc.#	220,056
1,926	Ocular Therapeutix, Inc.#	18,297
4,177	PPD, Inc.#	137,340
1,892	Quidel Corp.#	507,605
668	Repligen Corp.#	111,269
2,251	SI-BONE, Inc.#	47,203
480	Simulations Plus, Inc.	31,114
2,349	Tandem Diabetes Care, Inc.#	256,041
536	Teladoc Health, Inc.#	105,303
2,489	Veracyte, Inc.#	86,269
4,380	Vericel Corp.#	81,161
521	Zai Lab, Ltd.#	42,748
		4,585,838
	Industrials (13.6%)
3,598	Advanced Drainage Systems, Inc.	228,221
3,374	Array Technologies, Inc.#	124,332
989	Axon Enterprise, Inc.#	97,812
4,316	AZEK Company, Inc. - Class A#	144,327
2,600	Generac Holdings, Inc.#	546,390
834	Landstar System, Inc.	104,000
7,249	Montrose Environmental Group, Inc.#	195,940

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Timpani SMID Growth Fund Schedule of Investments October 31, 2020

NUMBER OF SHARES		VALUE
929	Old Dominion Freight Line, Inc.	$176,854
2,429	Rush Enterprises Inc- Class A	87,055
1,411	Saia, Inc.#	208,348
11,105	Shyft Group, Inc.	214,438
2,801	Trex Company, Inc.#	194,782
		2,322,499
	Information Technology (23.1%)
4,723	2U, Inc.#	174,043
2,662	AudioCodes, Ltd.	77,171
1,723	Diodes, Inc.#	99,641
3,927	Dynatrace, Inc.#	138,662
1,801	Elastic, NV#	182,639
322	EPAM Systems, Inc.#	99,482
1,489	Five9, Inc.#	225,911
2,755	GDS Holdings, Ltd.#	231,530
979	Globant, SA#	176,817
471	Inphi Corp.#	65,827
1,873	Kingsoft Cloud Holdings, Ltd.#	54,411
922	LivePerson, Inc.#	49,290
2,057	LiveRamp Holdings, Inc.#	135,947
3,760	MagnaChip Semiconductor Corp.#	51,474
1,434	MongoDB, Inc.#	327,626
533	Monolithic Power Systems, Inc.	170,347
718	Nice, Ltd.#	163,891
1,282	Pegasystems, Inc.	148,558
3,385	Ping Identity Holding Corp.#	93,731
1,430	RingCentral, Inc. - Class A#	369,426
3,731	SiTime Corp.#	311,501
7,348	Sprout Social, Inc. - Class A#	321,108
190	Trade Desk, Inc. - Class A#	107,626
798	Varonis Systems, Inc.#	92,225
609	Zscaler, Inc.#	82,672
		3,951,556
	Real Estate (2.3%)
2,975	eXp World Holdings, Inc.#	126,110
6,530	Redfin Corp.#	272,758
		398,868
	TOTAL COMMON STOCKS (Cost $12,307,377)	17,009,062
NUMBER OF SHARES		VALUE
SHORT TERM INVESTMENTS (0.6%)
50,611	JPMorgan Prime Money Market Fund - Capital Class, 0.070%***	$50,641
50,640	Morgan Stanley Institutional Liquidity Funds - Government Portfolio, 0.020%***	50,640
	TOTAL SHORT TERM INVESTMENTS (Cost $101,281)	101,281
	TOTAL INVESTMENTS (100.2%) (Cost $12,408,658)	17,110,343
LIABILITIES, LESS OTHER ASSETS (-0.2%)		(39,087)
NET ASSETS (100.0%)		$17,071,256

NOTES TO SCHEDULE OF INVESTMENTS

#  Non-income producing security.

***  The rate disclosed is the 7 day net yield as of October 31, 2020.

See accompanying Notes to Schedule of Investments

www.calamos.com

Growth Fund Schedule of Investments October 31, 2020

NUMBER OF SHARES		VALUE
COMMON STOCKS (99.3%)
	Communication Services (12.1%)
36,312	Activision Blizzard, Inc.	$2,749,908
43,869	Alphabet, Inc. - Class A#~	70,897,130
4,142	Bandwidth, Inc. - Class A#^	664,190
11,220	Cardlytics, Inc.#^	828,260
7,500	Charter Communications, Inc. - Class A#	4,528,650
261,364	Facebook, Inc. - Class A#~	68,767,482
23,794	MediaAlpha, Inc. - Class A#	804,951
5,605	Netflix, Inc.#	2,666,523
9,738	Roku, Inc.#	1,970,971
5,136	Take-Two Interactive Software, Inc.#	795,669
41,438	Tencent Holdings, Ltd.^	3,163,377
93,523	Walt Disney Company	11,339,664
23,289	Zillow Group, Inc. - Class C#^	2,063,871
		171,240,646
	Consumer Discretionary (17.8%)
11,320	Alibaba Group Holding, Ltd.#	3,449,091
40,327	Amazon.com, Inc.#~	122,438,821
18,423	Canada Goose Holdings, Inc.#^	574,429
152,771	CarParts.com, Inc.#^	1,938,664
35,496	Century Communities, Inc.#	1,378,665
32,167	Chegg, Inc.#^	2,362,344
14,646	Chewy, Inc. - Class A#^	902,194
10,517	Chipotle Mexican Grill, Inc.#	12,635,965
8,342	Deckers Outdoor Corp.#	2,113,613
17,224	DraftKings, Inc. - Class A#	609,730
13,027	Etsy, Inc.#	1,583,953
12,678	Floor & Decor Holdings, Inc. - Class A#	925,494
2,371	Leslie's, Inc.#	52,091
20,554	LGI Homes, Inc.#	2,196,811
17,301	Lithia Motors, Inc. - Class A	3,971,791
39,956	Lululemon Athletica, Inc.#	12,757,551
79,439	Magnite, Inc.#^	717,334
5,626	Malibu Boats, Inc. - Class A#	285,970
35,537	Nautilus, Inc.#^	770,797
207,913	NIKE, Inc. - Class B~	24,966,193
4,313	Pool Corp.	1,508,817
31,124	Purple Innovation, Inc. - Class A#	882,988
135,000	Royal Caribbean Cruises, Ltd.	7,616,700
72,197	Sportsman's Warehouse Holdings, Inc.#	940,005
6,873	Stamps.com, Inc.#	1,534,328
77,319	Tesla, Inc.#	30,002,865
10,241	Thor Industries, Inc.^	866,184
176,498	TJX Companies, Inc.	8,966,098
NUMBER OF SHARES		VALUE
19,512	TopBuild Corp.#	$2,989,433
15,543	YETI Holdings, Inc.#	769,068
		252,707,987
	Consumer Staples (2.7%)
2,716	Boston Beer Company, Inc. - Class A#	2,822,413
24,694	Celsius Holdings, Inc.#^	496,597
90,497	Coca-Cola Company	4,349,286
95,657	Constellation Brands, Inc. - Class A	15,805,406
25,738	Estee Lauder Companies, Inc. - Class A	5,653,609
7,866	Grocery Outlet Holding Corp.#	346,261
59,072	Walmart, Inc.	8,196,240
		37,669,812
	Financials (4.0%)
30,678	BRP Group, Inc. - Class A#^	782,289
318,047	Charles Schwab Corp.	13,074,912
15,521	dMY Technology Group, Inc. - Class A#^	172,904
39,902	Goldman Sachs Group, Inc.	7,543,074
113,801	JPMorgan Chase & Company	11,157,050
3,300	Kinsale Capital Group, Inc.	618,651
15,954	LPL Financial Holdings, Inc.	1,275,203
103,526	Marsh & McLennan Companies, Inc.	10,710,800
10,291	Palomar Holdings, Inc.#	917,649
1,098,953	SLM Corp.	10,099,378
		56,351,910
	Health Care (9.2%)
4,167	Addus HomeCare Corp.#	406,574
35,576	Alphatec Holdings, Inc.#	303,819
4,994	Amedisys, Inc.#	1,293,446
33,402	Amicus Therapeutics, Inc.#	595,558
9,032	Arrowhead Pharmaceuticals, Inc.#	517,534
52,300	Axonics Modulation Technologies, Inc.#^	2,452,347
4,911	Biohaven Pharmaceutical Holding Company, Ltd.#^	380,406
27,186	BioLife Solutions, Inc.#^	780,510
252,304	Boston Scientific Corp.#	8,646,458
133,565	Bristol-Myers Squibb Company	7,806,874
11,995	CareDx, Inc.#	588,355
40,537	Castle Biosciences, Inc.#^	1,882,133
36,555	DexCom, Inc.#	11,682,247
9,585	Eargo, Inc.#	332,120
56,802	Eli Lilly and Company	7,410,389
25,492	Halozyme Therapeutics, Inc.#	713,776
25,483	Horizon Therapeutics, PLC#	1,909,441
20,687	Insmed, Inc.#^	681,430
13,394	Inspire Medical Systems, Inc.#	1,599,645

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Growth Fund Schedule of Investments October 31, 2020

NUMBER OF SHARES		VALUE
4,119	Insulet Corp.#	$915,448
5,772	LHC Group, Inc.#	1,249,927
2,446	Masimo Corp.#	547,464
7,615	Mirati Therapeutics, Inc.#^	1,653,521
7,106	MyoKardia, Inc.#	1,588,404
5,779	Natera, Inc.#	388,696
6,350	Nevro Corp.#	947,483
34,163	Oak Street Health, Inc.#	1,625,817
14,231	Ocular Therapeutix, Inc.#	135,194
30,854	PPD, Inc.#	1,014,479
13,975	Quidel Corp.#	3,749,353
4,933	Repligen Corp.#	821,690
16,632	SI-BONE, Inc.#	348,773
3,545	Simulations Plus, Inc.	229,787
17,356	Tandem Diabetes Care, Inc.#	1,891,804
16,776	Teladoc Health, Inc.#^	3,295,813
53,400	Thermo Fisher Scientific, Inc.	25,264,608
26,427	UnitedHealth Group, Inc.~	8,063,935
18,384	Veracyte, Inc.#	637,189
32,355	Vericel Corp.#	599,538
56,344	Vertex Pharmaceuticals, Inc.#	11,739,836
3,851	Zai Lab, Ltd.#	315,975
89,995	Zoetis, Inc.	14,268,707
		131,276,503
	Industrials (9.0%)
26,576	Advanced Drainage Systems, Inc.	1,685,716
186,600	Air Lease Corp.	5,082,984
24,927	Array Technologies, Inc.#	918,560
7,309	Axon Enterprise, Inc.#	722,860
31,886	AZEK Company, Inc. - Class A#	1,066,268
148,687	CSX Corp.	11,737,352
19,208	Generac Holdings, Inc.#	4,036,561
78,552	Honeywell International, Inc.	12,957,152
45,535	L3Harris Technologies, Inc.	7,336,144
6,162	Landstar System, Inc.	768,401
30,000	Lockheed Martin Corp.	10,503,900
147,927	Lyft, Inc. - Class A#^	3,377,173
53,550	Montrose Environmental Group, Inc.#	1,447,457
6,865	Old Dominion Freight Line, Inc.	1,306,890
255,034	Raytheon Technologies Corp.	13,853,447
17,947	Rush Enterprises Inc- Class A	643,220
10,427	Saia, Inc.#	1,539,651
82,037	Shyft Group, Inc.	1,584,134
225,000	Southwest Airlines Company	8,894,250
20,688	Trex Company, Inc.#	1,438,644
432,509	Uber Technologies, Inc.#	14,450,126
NUMBER OF SHARES		VALUE
68,270	Union Pacific Corp.	$12,096,761
93,026	Waste Management, Inc.	10,038,436
		127,486,087
	Information Technology (41.7%)
34,889	2U, Inc.#^	1,285,660
807,640	Apple, Inc.	87,919,690
336,988	Applied Materials, Inc.	19,959,799
7,362	ASML Holding, NV	2,659,228
19,667	AudioCodes, Ltd.^	570,146
57,925	Broadcom, Inc.	20,252,318
51,105	Coupa Software, Inc.#	13,680,808
12,726	Diodes, Inc.#	735,945
29,006	Dynatrace, Inc.#	1,024,202
13,301	Elastic, NV#	1,348,854
2,380	EPAM Systems, Inc.#	735,301
63,479	Fidelity National Information Services, Inc.	7,908,849
10,998	Five9, Inc.#	1,668,617
20,352	GDS Holdings, Ltd.#	1,710,382
40,000	Global Payments, Inc.	6,309,600
7,232	Globant, SA#	1,306,172
3,476	Inphi Corp.#	485,806
13,838	Kingsoft Cloud Holdings, Ltd.#	401,994
20,129	Lam Research Corp.	6,885,728
6,802	LivePerson, Inc.#	363,635
15,192	LiveRamp Holdings, Inc.#	1,004,039
27,732	MagnaChip Semiconductor Corp.#	379,651
417,294	Marvell Technology Group, Ltd.	15,652,698
319,723	Micron Technology, Inc.#	16,094,856
632,671	Microsoft Corp.~	128,096,897
10,593	MongoDB, Inc.#^	2,420,183
3,936	Monolithic Power Systems, Inc.	1,257,946
5,302	Nice, Ltd.#^	1,210,235
88,931	NVIDIA Corp.	44,586,446
59,300	Paycom Software, Inc.#	21,590,537
159,610	PayPal Holdings, Inc.#	29,708,209
9,469	Pegasystems, Inc.	1,097,268
24,962	Ping Identity Holding Corp.#	691,198
10,534	RingCentral, Inc. - Class A#	2,721,354
94,643	Salesforce.com, Inc.#	21,982,730
6,878	ServiceNow, Inc.#	3,422,286
27,562	SiTime Corp.#^	2,301,151
330,632	Slack Technologies, Inc. - Class A#^	8,457,567
56,460	Snowflake, Inc. - Class A#^	14,116,129
54,285	Sprout Social, Inc. - Class A#^	2,372,254
22,949	Square, Inc. - Class A#	3,554,341
4,584	Trade Desk, Inc. - Class A#	2,596,607

See accompanying Notes to Schedule of Investments

www.calamos.com

Growth Fund Schedule of Investments October 31, 2020

NUMBER OF SHARES		VALUE
106,519	Twilio, Inc. - Class A#^	$29,715,605
5,893	Varonis Systems, Inc.#	681,054
191,854	Visa, Inc. - Class A~	34,861,790
94,651	Workday, Inc. - Class A#	19,888,068
5,386	Zoom Video Communications, Inc. - Class A#	2,482,461
21,990	Zscaler, Inc.#	2,985,142
		593,141,436
	Materials (1.6%)
105,500	Celanese Corp. - Class A	11,975,305
52,000	Linde, PLC	11,457,680
		23,432,985
	Real Estate (1.2%)
42,995	Crown Castle International Corp.	6,715,819
10,321	Equinix, Inc.	7,547,128
21,944	eXp World Holdings, Inc.#^	930,206
48,242	Redfin Corp.#	2,015,068
		17,208,221
	TOTAL COMMON STOCKS (Cost $1,011,155,132)	1,410,515,587
NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
PURCHASED OPTIONS (0.6%)#
	Consumer Discretionary (0.0%)
275	Tesla, Inc.
10,671,100	Put, 11/20/20, Strike $380.00	588,500
	Other (0.6%)
7,500	Invesco QQQ Trust Series
202,035,000	Put, 12/18/20, Strike $260.00	7,920,000
	TOTAL PURCHASED OPTIONS (Cost $7,990,193)	8,508,500
NUMBER OF SHARES		VALUE
SHORT TERM INVESTMENTS (0.5%)
3,574,615	JPMorgan Prime Money Market Fund - Capital Class, 0.070%***	3,576,760
3,576,651	Morgan Stanley Institutional Liquidity Funds - Government Portfolio, 0.020%***	3,576,651
	TOTAL SHORT TERM INVESTMENTS (Cost $7,153,411)	7,153,411
NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (3.1%)
44,467,576	State Street Navigator Securities Lending Government Money Market Portfolio†	$44,467,576
	TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (Cost $44,467,576)	44,467,576
	TOTAL INVESTMENTS (103.5%) (Cost $1,070,766,312)	1,470,645,074
PAYABLE UPON RETURN OF SECURITIES ON LOAN (-3.1%)		(44,467,576)
LIABILITIES, LESS OTHER ASSETS (-0.4%)		(5,397,660)
NET ASSETS (100.0%)		$1,420,779,838
NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
WRITTEN OPTIONS (-0.4%)#
	Communication Services (0.0%)
75	Alphabet, Inc.
12,120,825	Call, 12/18/20, Strike $1,770.00	(240,000)
860	Facebook, Inc.
22,627,460	Call, 12/18/20, Strike $320.00	(185,330)
		(425,330)
	Consumer Discretionary (0.0%)
75	Amazon.com, Inc.
22,771,125	Call, 12/18/20, Strike $3,680.00	(217,313)
1,420	NIKE, Inc.
17,051,360	Call, 12/18/20, Strike $135.00	(196,670)
275	Tesla, Inc.
10,671,100	Call, 11/20/20, Strike $570.00	(13,475)
		(427,458)
	Information Technology (-0.1%)
2,075	Apple, Inc.
22,588,450	Call, 12/18/20, Strike $130.00	(202,313)
1,140	Microsoft Corp.
23,081,580	Call, 12/18/20, Strike $225.00	(320,910)
230	NVIDIA Corp.
11,531,280	Call, 12/18/20, Strike $600.00	(209,875)
750	Paypal Holdings, Inc.
13,959,750	Call, 12/18/20, Strike $220.00	(286,875)
485	Salesforce.com, Inc.
11,265,095	Call, 12/18/20, Strike $280.00	(175,812)
800	Visa, Inc.
14,536,800	Call, 12/18/20, Strike $200.00	(189,200)
		(1,384,985)

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Growth Fund Schedule of Investments October 31, 2020

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
	Other (-0.3%)
7,500	Invesco QQQ Trust Series
202,035,000	Put, 12/18/20, Strike $235.00	$(3,285,000)
	TOTAL WRITTEN OPTIONS (Premium $7,639,666)	$(5,522,773)

NOTES TO SCHEDULE OF INVESTMENTS

#  Non-income producing security.

~  Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options. The aggregate value of such securities is $38,291,262.

^  Security, or portion of security, is on loan.

***  The rate disclosed is the 7 day net yield as of October 31, 2020.

†  Represents investment of cash collateral received from securities on loan as of October 31, 2020.

Note: The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

See accompanying Notes to Schedule of Investments

www.calamos.com

Growth and Income Fund Schedule of Investments October 31, 2020

PRINCIPAL AMOUNT		VALUE
CORPORATE BOND (0.3%)
	Consumer Discretionary (0.3%)
5,153,000	Dana, Inc.^ 5.500%, 12/15/24 (Cost $5,135,572)	$5,264,666
CONVERTIBLE BONDS (20.4%)
	Communication Services (2.7%)
2,610,000	GCI Liberty, Inc.* 1.750%, 09/30/46	4,360,240
	Liberty Media Corp.
9,685,000	2.250%, 09/30/46	4,534,904
6,963,000	1.375%, 10/15/23	7,802,668
8,050,000	Liberty Media Corp. / Liberty Formula One 1.000%, 01/30/23	9,504,555
2,090,000	Live Nation Entertainment, Inc. 2.500%, 03/15/23	2,239,769
3,000,000	Match Group FinanceCo 2, Inc.* 0.875%, 06/15/26	4,494,390
2,500,000	Match Group FinanceCo 3, Inc.* 2.000%, 01/15/30	3,980,875
3,350,000	Sea, Ltd.* 2.375%, 12/01/25	6,337,363
3,937,000	Snap, Inc. 0.750%, 08/01/26	7,326,245
5,000,000	Zynga, Inc. 0.250%, 06/01/24	6,346,550
		56,927,559
	Consumer Discretionary (4.9%)
2,775,000	Bloomin' Brands, Inc.* 5.000%, 05/01/25	3,930,260
13,861,000	Booking Holdings, Inc.^* 0.750%, 05/01/25	17,462,365
7,115,000	Burlington Stores, Inc.* 2.250%, 04/15/25	8,146,177
6,480,000	Chegg, Inc.* 0.000%, 09/01/26	6,560,223
3,605,000	Dick's Sporting Goods, Inc.* 3.250%, 04/15/25	6,463,441
10,820,000	Etsy, Inc.^* 0.125%, 09/01/27	11,272,168
2,713,000	Fiverr International, Ltd.* 0.000%, 11/01/25	2,800,657
1,143,000	Guess, Inc. 2.000%, 04/15/24	949,227
5,080,000	Liberty Broadband Corp.* 2.750%, 09/30/50	5,459,222
	NCL Corp., Ltd.*
3,190,000	5.375%, 08/01/25^	3,668,979
2,175,000	6.000%, 05/15/24	3,098,831
PRINCIPAL AMOUNT		VALUE
12,585,000	Royal Caribbean Cruises, Ltd.* 4.250%, 06/15/23	$13,108,284
3,790,000	Under Armour, Inc.* 1.500%, 06/01/24	5,458,964
8,590,000	Wayfair, Inc.* 0.625%, 10/01/25	8,222,949
5,955,000	Winnebago Industries, Inc.* 1.500%, 04/01/25	6,167,713
		102,769,460
	Energy (0.7%)
3,995,000	EQT Corp.^* 1.750%, 05/01/26	5,138,769
9,355,000	Pioneer Natural Resources Company^* 0.250%, 05/15/25	9,985,714
		15,124,483
	Financials (0.9%)
3,950,000	Ares Capital Corp.^ 4.625%, 03/01/24	4,102,154
	JPMorgan Chase Bank, N.A.
7,950,000	0.125%, 01/01/23*	10,432,944
4,600,000	0.000%, 12/30/20	4,688,642
		19,223,740
	Health Care (3.5%)
2,325,000	CONMED Corp.^ 2.625%, 02/01/24	2,665,101
9,672,000	DexCom, Inc.* 0.250%, 11/15/25	9,360,271
3,899,000	Envista Holdings Corp.^* 2.375%, 06/01/25	5,660,763
4,750,000	Exact Sciences Corp.^ 0.375%, 03/15/27	6,298,453
4,920,000	Insulet Corp. 0.375%, 09/01/26	6,045,696
7,800,000	Jazz Investments I, Ltd.* 2.000%, 06/15/26	9,359,688
2,856,000	NanoString Technologies, Inc.* 2.625%, 03/01/25	3,120,865
2,130,000	Natera, Inc.^* 2.250%, 05/01/27	4,115,267
1,940,000	NuVasive, Inc.* 0.375%, 03/15/25	1,664,656
5,250,000	Omnicell, Inc.* 0.250%, 09/15/25	5,789,700
7,150,000	Pacira BioSciences, Inc.^* 0.750%, 08/01/25	7,366,717
2,699,000	Repligen Corp. 0.375%, 07/15/24	4,217,376
3,735,000	Tandem Diabetes Care, Inc.* 1.500%, 05/01/25	4,701,132
1,735,000	Teladoc Health, Inc.* 1.250%, 06/01/27	2,030,904

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Growth and Income Fund Schedule of Investments October 31, 2020

PRINCIPAL AMOUNT		VALUE
2,647,000	Tricida, Inc.* 3.500%, 05/15/27	$1,141,281
		73,537,870
	Industrials (3.1%)
7,715,000	Air Canada* 4.000%, 07/01/25	8,442,216
3,950,000	Air Transport Services Group, Inc. 1.125%, 10/15/24	4,374,980
4,760,000	American Airlines Group, Inc. 6.500%, 07/01/25	4,083,652
2,600,000	Chart Industries, Inc.* 1.000%, 11/15/24	4,140,006
8,645,000	Middleby Corp.* 1.000%, 09/01/25	8,923,974
3,192,000	Parsons Corp.^* 0.250%, 08/15/25	3,135,502
23,010,000	Southwest Airlines Company 1.250%, 05/01/25	30,662,205
		63,762,535
	Information Technology (3.5%)
2,664,000	Cloudflare, Inc.* 0.750%, 05/15/25	4,224,651
5,530,000	Coupa Software, Inc.* 0.375%, 06/15/26	6,474,690
3,915,000	Datadog, Inc.* 0.125%, 06/15/25	4,948,051
1,822,000	Five9, Inc.* 0.500%, 06/01/25	2,413,275
1,760,000	II-VI, Inc. 0.250%, 09/01/22	2,110,398
3,535,000	Inphi Corp.* 0.750%, 04/15/25	4,532,895
4,085,000	Lumentum Holdings, Inc.* 0.500%, 12/15/26	4,607,186
6,200,000	Microchip Technology, Inc. 1.625%, 02/15/27	9,756,506
2,235,000	Nova Measuring Instruments, Ltd.* 0.000%, 10/15/25	2,246,846
4,920,000	Okta, Inc. 0.125%, 09/01/25	6,459,074
2,480,000	ON Semiconductor Corp. 1.000%, 12/01/20	3,352,464
6,495,000	RingCentral, Inc.* 0.000%, 03/01/25	6,886,129
1,358,000	Shopify, Inc. 0.125%, 11/01/25	1,474,381
3,322,000	Silicon Laboratories, Inc.* 0.625%, 06/15/25	3,677,255
2,282,000	Wix.com, Ltd.* 0.000%, 08/15/25	2,256,624
2,255,000	Workday, Inc. 0.250%, 10/01/22	3,410,417
PRINCIPAL AMOUNT		VALUE
2,907,000	Zscaler, Inc.* 0.125%, 07/01/25	$3,392,498
		72,223,340
	Real Estate (0.6%)
5,340,000	IH Merger Sub, LLC 3.500%, 01/15/22	6,800,383
5,495,000	Redfin Corp.* 0.000%, 10/15/25	5,207,831
		12,008,214
	Utilities (0.5%)
9,205,000	NRG Energy, Inc. 2.750%, 06/01/48	9,654,020
	TOTAL CONVERTIBLE BONDS (Cost $368,485,834)	425,231,221
NUMBER OF SHARES		VALUE
CONVERTIBLE PREFERRED STOCKS (10.1%)
	Communication Services (0.8%)
15,280	2020 Cash Mandatory Exchangeable Trust* 5.250%, 06/01/23	15,980,573
	Consumer Discretionary (0.7%)
124,010	Aptiv, PLC 5.500%, 06/15/23	14,930,804
	Consumer Staples (0.1%)
31,130	Energizer Holdings, Inc. 7.500%, 01/15/22	2,653,210
	Financials (1.0%)
80,250	AMG Capital Trust II^ 5.150%, 10/15/37	3,751,286
46,665	Assurant, Inc. 6.500%, 03/15/21	5,631,999
214,825	KKR & Company, Inc. 6.000%, 09/15/23	11,179,493
		20,562,778
	Health Care (1.3%)
94,735	Boston Scientific Corp. 5.500%, 06/01/23	9,812,651
	Danaher Corp.
9,890	4.750%, 04/15/22	15,526,212
1,594	5.000%, 04/15/23^	2,126,779
		27,465,642
	Industrials (1.9%)
22,085	Fortive Corp. 5.000%, 07/01/21	20,413,828
176,425	Stanley Black & Decker, Inc.^ 5.250%, 11/15/22	18,415,241
		38,829,069

See accompanying Notes to Schedule of Investments

www.calamos.com

Growth and Income Fund Schedule of Investments October 31, 2020

NUMBER OF SHARES		VALUE
	Information Technology (0.7%)
12,805	Broadcom, Inc. 8.000%, 09/30/22	$15,237,822
	Utilities (3.6%)
180,095	American Electric Power Company, Inc.^ 6.125%, 03/15/22	9,615,272
80,675	CenterPoint Energy, Inc. (Warner Media, LLC, Charter Communications Time, Inc.)§** 4.566%, 09/15/29	4,651,801
86,815	Dominion Energy, Inc. 7.250%, 06/01/22	9,016,606
273,280	DTE Energy Company 6.250%, 11/01/22	13,002,662
141,390	Essential Utilities, Inc. 6.000%, 04/30/22	7,702,927
	NextEra Energy, Inc.
326,000	4.872%, 09/01/22	18,582,000
88,405	6.219%, 09/01/23	4,361,019
	Sempra Energy
41,640	6.750%, 07/15/21	4,251,028
30,200	6.000%, 01/15/21	3,089,762
		74,273,077
	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $191,932,365)	209,932,975
COMMON STOCKS (68.1%)
	Communication Services (7.0%)
39,080	Alphabet, Inc. - Class A#~	63,157,579
321,635	Comcast Corp. - Class A	13,585,862
161,325	Facebook, Inc. - Class A#	42,446,221
27,710	Netflix, Inc.#	13,182,755
108,500	Walt Disney Company	13,155,625
		145,528,042
	Consumer Discretionary (8.8%)
16,615	Alibaba Group Holding, Ltd.#	5,062,424
30,315	Amazon.com, Inc.#	92,040,887
110,420	General Motors Company	3,812,803
102,610	Home Depot, Inc.	27,367,113
78,705	Lowe's Companies, Inc.	12,443,261
47,685	McDonald's Corp.	10,156,905
139,555	MGM Resorts International	2,870,646
100,640	NIKE, Inc. - Class B	12,084,851
66,830	Starbucks Corp.	5,811,537
47,470	Target Corp.	7,225,884
100,120	TJX Companies, Inc.	5,086,096
		183,962,407
NUMBER OF SHARES		VALUE
	Consumer Staples (5.6%)
408,935	Coca-Cola Company	$19,653,416
35,575	Costco Wholesale Corp.	12,722,332
215,050	Mondelez International, Inc. - Class A	11,423,456
98,075	PepsiCo, Inc.	13,072,417
159,000	Philip Morris International, Inc.	11,292,180
192,475	Procter & Gamble Company	26,388,322
109,455	Sysco Corp.	6,053,956
117,332	Walmart, Inc.	16,279,815
		116,885,894
	Energy (1.1%)
216,685	Chevron Corp.	15,059,607
141,960	Hess Corp.	5,283,751
111,565	Marathon Petroleum Corp.	3,291,168
		23,634,526
	Financials (6.4%)
99,710	American International Group, Inc.	3,139,868
727,315	Bank of America Corp.~	17,237,365
9,110	BlackRock, Inc.	5,458,803
205,520	Charles Schwab Corp.	8,448,927
64,430	Chubb, Ltd.	8,370,101
152,495	Citigroup, Inc.	6,316,343
84,145	Discover Financial Services	5,470,266
43,170	Goldman Sachs Group, Inc.	8,160,857
111,325	Intercontinental Exchange, Inc.	10,509,080
232,540	JPMorgan Chase & Company~	22,798,222
299,725	KeyCorp	3,890,431
122,180	Marsh & McLennan Companies, Inc.	12,640,743
284,810	Morgan Stanley	13,713,601
37,360	Northern Trust Corp.	2,924,167
127,650	US Bancorp	4,971,968
		134,050,742
	Health Care (9.5%)
59,960	Abbott Laboratories	6,302,396
46,845	Agilent Technologies, Inc.	4,782,406
28,120	Amgen, Inc.	6,100,353
15,820	Anthem, Inc.	4,315,696
148,470	Baxter International, Inc.	11,516,818
128,820	Bristol-Myers Squibb Company	7,529,529
72,300	Edwards Lifesciences Corp.#	5,183,187
25,645	Eli Lilly and Company	3,345,647
26,750	Humana, Inc.	10,680,740
10,955	Intuitive Surgical, Inc.#	7,307,861
129,370	Johnson & Johnson~	17,737,921
61,020	Laboratory Corp. of America Holdings#	12,189,965
156,780	Medtronic, PLC~	15,767,364

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Growth and Income Fund Schedule of Investments October 31, 2020

NUMBER OF SHARES		VALUE
222,685	Merck & Company, Inc.	$16,748,139
244,925	Pfizer, Inc.	8,689,939
17,665	Stryker Corp.	3,568,507
36,935	Thermo Fisher Scientific, Inc.	17,474,687
111,850	UnitedHealth Group, Inc.	34,129,909
22,415	Vertex Pharmaceuticals, Inc.#	4,670,389
		198,041,453
	Industrials (5.6%)
271,280	CSX Corp.	21,414,843
12,540	FedEx Corp.	3,253,754
120,840	Honeywell International, Inc.	19,932,558
60,265	J.B. Hunt Transport Services, Inc.	7,336,661
34,455	Lockheed Martin Corp.	12,063,729
197,095	Masco Corp.	10,564,292
58,345	Northrop Grumman Corp.	16,909,548
310,000	Raytheon Technologies Corp.	16,839,200
42,150	Union Pacific Corp.	7,468,559
		115,783,144
	Information Technology (20.9%)
67,175	Accenture, PLC - Class A	14,570,929
31,970	Adobe, Inc.#	14,293,787
37,580	Advanced Micro Devices, Inc.#	2,829,398
1,082,405	Apple, Inc.~	117,830,608
185,485	Cisco Systems, Inc.	6,658,912
100,905	Fidelity National Information Services, Inc.	12,571,754
37,285	Global Payments, Inc.	5,881,336
47,891	Lam Research Corp.	16,382,553
188,350	Marvell Technology Group, Ltd.	7,065,008
61,095	MasterCard, Inc. - Class A	17,634,461
133,330	Micron Technology, Inc.#	6,711,832
546,620	Microsoft Corp.~	110,674,151
45,985	NVIDIA Corp.	23,055,040
23,310	PayPal Holdings, Inc.#	4,338,690
57,205	QUALCOMM, Inc.	7,056,809
72,820	Salesforce.com, Inc.#	16,913,901
18,370	ServiceNow, Inc.#	9,140,361
37,550	Skyworks Solutions, Inc.	5,305,440
73,010	Taiwan Semiconductor Manufacturing Company, Ltd. (ADR)	6,123,349
168,980	Visa, Inc. - Class A	30,705,356
		435,743,675
	Materials (1.7%)
28,220	Celanese Corp. - Class A	3,203,252
179,000	Freeport-McMoRan, Inc.	3,103,860
72,650	Linde, PLC	16,007,701
81,855	PPG Industries, Inc.	10,618,231
NUMBER OF SHARES		VALUE
17,435	Vulcan Materials Company	$2,525,285
		35,458,329
	Real Estate (1.5%)
60,195	American Tower Corp.	13,823,782
104,050	Crown Castle International Corp.	16,252,610
		30,076,392
	TOTAL COMMON STOCKS (Cost $798,028,364)	1,419,164,604
NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
PURCHASED OPTIONS (0.4%) #
	Information Technology (0.1%)
4,115	Micron Technology, Inc.
20,714,910	Call, 06/18/21, Strike $60.00	1,584,275
355	Paypal Holdings, Inc.
6,607,615	Call, 01/15/21, Strike $200.00	421,563
		2,005,838
	Other (0.3%)
10,600	iShares MSCI EAFE ETF
65,073,400	Call, 01/15/21, Strike $64.00	1,245,500
11,965	iShares MSCI Emerging Markets
53,495,515	Call, 12/18/20, Strike $47.00	885,410
1,790	iShares MSCI Japan ETF
10,424,960	Call, 01/21/22, Strike $61.00	577,275
2,800	iShares Russell 2000 ETF
42,865,200	Call, 01/15/21, Strike $165.00	1,089,200
1,900	SPDR S&P 500 ETF Trust
62,042,600	Put, 12/18/20, Strike $325.00	2,861,400
		6,658,785
	TOTAL PURCHASED OPTIONS (Cost $9,788,668)	8,664,623
NUMBER OF SHARES		VALUE
SHORT TERM INVESTMENTS (0.5%)
5,723,022	JPMorgan Prime Money Market Fund - Capital Class, 0.070%***	5,726,456
5,726,348	Morgan Stanley Institutional Liquidity Funds - Government Portfolio, 0.020%***	5,726,348
	TOTAL SHORT TERM INVESTMENTS (Cost $11,452,804)	11,452,804

See accompanying Notes to Schedule of Investments

www.calamos.com

Growth and Income Fund Schedule of Investments October 31, 2020

NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (1.8%)
37,345,178	State Street Navigator Securities Lending Government Money Market Portfolio† (Cost $37,345,178)	$37,345,178
	TOTAL INVESTMENTS (101.6%) (Cost $1,422,168,785)	2,117,056,071
PAYABLE UPON RETURN OF SECURITIES ON LOAN (-1.8%)		(37,345,178)
OTHER ASSETS, LESS LIABILITIES (0.2%)		4,312,029
NET ASSETS (100.0%)		$2,084,022,922
NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
WRITTEN OPTIONS (0.0%) #
	Information Technology (0.0%)
4,115	Micron Technology, Inc.
20,714,910	Call, 06/18/21, Strike $70.00	(814,770)
280	Microsoft Corp.
5,669,160	Put, 11/06/20, Strike $192.50	(45,500)
	TOTAL WRITTEN OPTIONS (Premium $1,121,414)	$(860,270)

FORWARD FOREIGN CURRENCY CONTRACTS

COUNTERPARTY	LONG CONTRACTS	SETTLEMENT DATE	LOCAL CURRENCY	CURRENT VALUE	UNREALIZED GAIN/LOSS
State Street Bank and Trust	Hong Kong Dollar	01/21/21	10,009,000	$1,290,986	$124
					$124
COUNTERPARTY	SHORT CONTRACTS	SETTLEMENT DATE	LOCAL CURRENCY	CURRENT VALUE	UNREALIZED GAIN/LOSS
Goldman Sachs & Co.	Hong Kong Dollar	01/21/21	4,448,000	$573,714	$14
State Street Bank and Trust	Hong Kong Dollar	01/21/21	23,012,000	2,968,145	(140)
State Street Bank and Trust	New Taiwanese Dollar	01/21/21	172,976,000	6,049,377	74,968
Bank of New York	Canadian Dollar	01/21/21	9,111,000	6,841,319	58,816
					$133,658

Note: The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

NOTES TO SCHEDULE OF INVESTMENTS

^  Security, or portion of security, is on loan.

*  Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers ("QIBs"), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

#  Non-income producing security.

§  Securities exchangeable or convertible into securities of one or more entities that are different than the issuer. Each entity is identified in the parenthetical.

**  Step coupon security. Coupon changes periodically based upon a predetermined schedule. The rate shown is the rate in effect at October 31, 2020.

~  Security, or portion of security, is segregated as collateral (or collateral for potential future transactions) for written options. The aggregate value of such securities is $5,023,755.

***  The rate disclosed is the 7 day net yield as of October 31, 2020.

†  Represents investment of cash collateral received from securities on loan as of October 31, 2020.

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Dividend Growth Fund Schedule of Investments October 31, 2020

NUMBER OF SHARES		VALUE
COMMON STOCKS (97.6%)
	Communication Services (10.7%)
290	Alphabet, Inc. - Class C#	$470,093
1,906	AT&T, Inc.	51,500
60	Charter Communications, Inc. - Class A#	36,229
3,195	Comcast Corp. - Class A	134,957
100	Electronic Arts, Inc.#	11,983
1,215	Facebook, Inc. - Class A#	319,679
230	Netflix, Inc.#	109,420
820	T-Mobile US, Inc.#	89,847
1,500	Walt Disney Company	181,875
		1,405,583
	Consumer Discretionary (13.3%)
220	Amazon.com, Inc.#	667,953
1,090	Aptiv, PLC	105,174
1,405	Bloomin' Brands, Inc.	19,642
40	Booking Holdings, Inc.#	64,900
1,160	General Motors Company	40,055
715	Home Depot, Inc.	190,698
810	Lowe's Companies, Inc.	128,061
415	McDonald's Corp.	88,395
1,815	MGM Resorts International	37,334
1,270	NIKE, Inc. - Class B	152,502
955	Royal Caribbean Cruises, Ltd.	53,881
680	Starbucks Corp.	59,133
310	Target Corp.	47,188
1,625	TJX Companies, Inc.	82,550
1,185	Under Armour, Inc., Class A#	16,400
		1,753,866
	Consumer Staples (6.5%)
3,110	Coca-Cola Company	149,466
225	Costco Wholesale Corp.	80,464
1,410	Mondelez International, Inc. - Class A	74,899
640	PepsiCo, Inc.	85,306
1,035	Philip Morris International, Inc.	73,506
1,360	Procter & Gamble Company	186,456
1,045	Sysco Corp.	57,799
1,085	Walmart, Inc.	150,544
		858,440
	Energy (2.0%)
1,630	Chevron Corp.	113,285
1,020	ConocoPhillips	29,192
1,415	Hess Corp.	52,666
1,125	Marathon Petroleum Corp.	33,188
390	Pioneer Natural Resources Company	31,029
		259,360
NUMBER OF SHARES		VALUE
	Financials (9.7%)
299	American Express Company	$27,281
835	American International Group, Inc.	26,294
615	Assurant, Inc.	76,488
6,350	Bank of America Corp.	150,495
70	BlackRock, Inc.	41,945
1,940	Charles Schwab Corp.	79,753
505	Chubb, Ltd.	65,605
1,605	Citigroup, Inc.	66,479
660	Discover Financial Services	42,907
460	Goldman Sachs Group, Inc.	86,958
905	Intercontinental Exchange, Inc.	85,432
1,910	JPMorgan Chase & Company	187,256
3,145	KeyCorp	40,822
795	Marsh & McLennan Companies, Inc.	82,251
2,590	Morgan Stanley	124,708
400	Northern Trust Corp.	31,308
1,765	US Bancorp	68,747
		1,284,729
	Health Care (12.7%)
1,070	Abbott Laboratories	112,468
310	Agilent Technologies, Inc.	31,648
240	Amgen, Inc.	52,066
110	Anthem, Inc.	30,008
1,075	Baxter International, Inc.	83,388
1,805	Boston Scientific Corp.#	61,857
1,510	Bristol-Myers Squibb Company	88,259
460	Danaher Corp.	105,588
535	Eli Lilly and Company	69,796
153	Humana, Inc.	61,090
75	Illumina, Inc.#	21,953
955	Johnson & Johnson	130,940
365	Laboratory Corp. of America Holdings#	72,916
1,255	Medtronic, PLC	126,215
1,815	Merck & Company, Inc.	136,506
1,950	Pfizer, Inc.	69,186
225	Stryker Corp.	45,452
290	Thermo Fisher Scientific, Inc.	137,205
695	UnitedHealth Group, Inc.	212,072
155	Vertex Pharmaceuticals, Inc.#	32,296
		1,680,909
	Industrials (8.2%)
1,720	CSX Corp.	135,777
160	FedEx Corp.	41,515
1,560	Fortive Corp.	96,096
845	Honeywell International, Inc.	139,383
435	J.B. Hunt Transport Services, Inc.	52,957
230	Lockheed Martin Corp.	80,530

See accompanying Notes to Schedule of Investments

www.calamos.com

Dividend Growth Fund Schedule of Investments October 31, 2020

NUMBER OF SHARES		VALUE
1,220	Masco Corp.	$65,392
270	Northrop Grumman Corp.	78,251
2,320	Raytheon Technologies Corp.	126,022
3,115	Southwest Airlines Company	123,136
505	Stanley Black & Decker, Inc.	83,931
335	Union Pacific Corp.	59,359
		1,082,349
	Information Technology (27.8%)
510	Accenture, PLC - Class A	110,624
255	Adobe, Inc.#	114,010
240	Advanced Micro Devices, Inc.#	18,070
8,510	Apple, Inc.	926,399
715	Applied Materials, Inc.	42,349
330	Broadcom, Inc.	115,378
1,525	Cisco Systems, Inc.	54,748
715	Fidelity National Information Services, Inc.	89,082
470	Global Payments, Inc.	74,138
250	Intuit, Inc.	78,670
245	Lam Research Corp.	83,810
1,995	Marvell Technology Group, Ltd.	74,832
465	MasterCard, Inc. - Class A	134,218
510	Microchip Technology, Inc.	53,591
1,295	Micron Technology, Inc.#	65,190
3,630	Microsoft Corp.	734,966
395	NVIDIA Corp.	198,037
1,005	Oracle Corp.	56,391
150	PayPal Holdings, Inc.#	27,920
465	QUALCOMM, Inc.	57,362
685	Salesforce.com, Inc.#	159,105
130	ServiceNow, Inc.#	64,684
280	Skyworks Solutions, Inc.	39,561
500	Texas Instruments, Inc.	72,295
1,195	Visa, Inc. - Class A	217,143
		3,662,573
	Materials (2.6%)
180	Celanese Corp. - Class A	20,432
1,140	Freeport-McMoRan, Inc.	19,768
500	Linde, PLC	110,170
410	LyondellBasell Industries, NV - Class A	28,064
520	PPG Industries, Inc.	67,454
70	Sherwin-Williams Company	48,159
340	Vulcan Materials Company	49,246
		343,293
	Real Estate (1.4%)
405	American Tower Corp.	93,008
600	Crown Castle International Corp.	93,720
		186,728
NUMBER OF SHARES		VALUE
	Utilities (2.7%)
585	American Electric Power Company, Inc.	$52,609
395	Dominion Energy, Inc.	31,734
695	DTE Energy Company	85,777
2,280	NextEra Energy, Inc.	166,919
190	Sempra Energy	23,818
		360,857
	TOTAL COMMON STOCKS (Cost $8,446,045)	12,878,687
EXCHANGE-TRADED FUNDS (1.0%)
	Other (1.0%)
320	iShares MSCI EAFE ETF^	19,645
150	iShares NASDAQ Biotechnology ETF^	19,593
875	iShares Russell 2000 Value ETF^	90,116
	TOTAL EXCHANGE-TRADED FUNDS (Cost $128,773)	129,354
SHORT TERM INVESTMENTS (0.7%)
44,871	JPMorgan Prime Money Market Fund - Capital Class, 0.070%***	44,898
44,896	Morgan Stanley Institutional Liquidity Funds - Government Portfolio, 0.020%***	44,896
	TOTAL SHORT TERM INVESTMENTS (Cost $89,794)	89,794
NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (0.8%)
106,325	State Street Navigator Securities Lending Government Money Market Portfolio† (Cost $106,325)	106,325
	TOTAL INVESTMENTS (100.1%) (Cost $8,770,937)	13,204,160
PAYABLE UPON RETURN OF SECURITIES ON LOAN (-0.8%)		(106,325)
OTHER ASSETS, LESS LIABILITIES (0.7%)		94,910
NET ASSETS (100.0%)		$13,192,745

NOTES TO SCHEDULE OF INVESTMENTS

#  Non-income producing security.

^  Security, or portion of security, is on loan.

***  The rate disclosed is the 7 day net yield as of October 31, 2020.

†  Represents investment of cash collateral received from securities on loan as of October 31, 2020.

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Select Fund  Schedule of Investments October 31, 2020

NUMBER OF SHARES		VALUE
COMMON STOCKS (98.1%)
	Communication Services (10.3%)
1,192	Alphabet, Inc. - Class A#	$1,926,403
1,275	Charter Communications, Inc. - Class A#	769,871
6,702	Facebook, Inc. - Class A#	1,763,363
3,947	Walt Disney Company	478,574
		4,938,211
	Consumer Discretionary (10.8%)
905	Amazon.com, Inc.#	2,747,716
1,727	Lululemon Athletica, Inc.#	551,414
7,442	NIKE, Inc. - Class B	893,635
5,742	Starbucks Corp.	499,324
8,758	TJX Companies, Inc.	444,907
		5,136,996
	Consumer Staples (6.8%)
9,883	Coca-Cola Company	474,977
6,150	Constellation Brands, Inc. - Class A	1,016,165
9,580	Energizer Holdings, Inc.	376,973
2,467	Estee Lauder Companies, Inc. - Class A	541,901
6,003	Walmart, Inc.	832,916
		3,242,932
	Energy (1.2%)
14,929	Hess Corp.	555,657
	Financials (10.6%)
6,825	American Express Company	622,713
17,003	Bank of America Corp.	402,971
12,885	Charles Schwab Corp.	529,702
4,704	Chubb, Ltd.	611,097
7,900	Discover Financial Services	513,579
1,546	Goldman Sachs Group, Inc.	292,256
6,509	JPMorgan Chase & Company	638,142
5,880	Marsh & McLennan Companies, Inc.	608,345
17,700	Morgan Stanley	852,255
		5,071,060
	Health Care (14.7%)
6,058	Baxter International, Inc.	469,919
19,267	Boston Scientific Corp.#	660,280
7,031	Bristol-Myers Squibb Company	410,962
5,674	Edwards Lifesciences Corp.#	406,769
6,408	Eli Lilly and Company	835,988
3,351	Laboratory Corp. of America Holdings#	669,429
NUMBER OF SHARES		VALUE
4,112	Medtronic, PLC	$413,544
1,809	Thermo Fisher Scientific, Inc.	855,874
3,258	UnitedHealth Group, Inc.	994,146
2,385	Vertex Pharmaceuticals, Inc.#	496,938
5,016	Zoetis, Inc.	795,287
		7,009,136
	Industrials (10.0%)
10,197	CSX Corp.	804,951
4,029	Honeywell International, Inc.	664,584
13,815	Masco Corp.	740,484
9,498	Raytheon Technologies Corp.	515,931
13,486	Southwest Airlines Company	533,102
10,980	Uber Technologies, Inc.#	366,842
2,631	Union Pacific Corp.	466,187
6,373	Waste Management, Inc.	687,710
		4,779,791
	Information Technology (27.2%)
28,780	Apple, Inc.	3,132,991
13,116	Applied Materials, Inc.	776,861
1,480	Broadcom, Inc.	517,453
3,802	Fidelity National Information Services, Inc.	473,691
1,453	MasterCard, Inc. - Class A	419,394
8,182	Micron Technology, Inc.#	411,882
14,637	Microsoft Corp.	2,963,553
2,075	NVIDIA Corp.	1,040,322
1,740	Paycom Software, Inc.#	633,517
2,617	PayPal Holdings, Inc.#	487,102
1,891	Twilio, Inc. - Class A#	527,532
4,399	Visa, Inc. - Class A	799,342
3,700	Workday, Inc. - Class A#	777,444
		12,961,084
	Materials (1.9%)
4,070	Linde, PLC	896,784
	Real Estate (1.4%)
946	Equinix, Inc.	691,753
	Utilities (3.2%)
8,717	Dominion Energy, Inc.	700,324
11,512	NextEra Energy, Inc.	842,793
		1,543,117
	TOTAL COMMON STOCKS (Cost $39,959,800)	46,826,521

See accompanying Notes to Schedule of Investments

www.calamos.com

Select Fund  Schedule of Investments October 31, 2020

NUMBER OF SHARES		VALUE
SHORT TERM INVESTMENTS (1.0%)
225,757	JPMorgan Prime Money Market Fund - Capital Class, 0.070%***	$225,893
225,884	Morgan Stanley Institutional Liquidity Funds - Government Portfolio, 0.020%***	225,884
	TOTAL SHORT TERM INVESTMENTS (Cost $451,777)	451,777
	TOTAL INVESTMENTS (99.1%) (Cost $40,411,577)	47,278,298
OTHER ASSETS, LESS LIABILITIES (0.9%)		447,257
NET ASSETS (100.0%)		$47,725,555

NOTES TO SCHEDULE OF INVESTMENTS

#  Non-income producing security.

***  The rate disclosed is the 7 day net yield as of October 31, 2020.

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

International Growth Fund  Schedule of Investments October 31, 2020

NUMBER OF SHARES			VALUE
COMMON STOCKS (99.2%)
		Communication Services (8.7%)
12,900	JPY	Bengo4.com, Inc.#	$1,707,346
2,900	JPY	Nintendo Company, Ltd.	1,567,997
30,365		Sea, Ltd.#	4,788,560
131,700	HKD	Tencent Holdings, Ltd.	10,062,619
25,500		Yandex, NV - Class A#	1,468,035
			19,594,557
		Consumer Discretionary (23.1%)
36,362		Alibaba Group Holding, Ltd.#~	11,079,138
29,700		Aptiv, PLC~	2,865,753
255,000	GBP	B&M European Value Retail, SA	1,600,357
138,000	SEK	BHG Group, AB#	2,149,839
51,000		Canada Goose Holdings, Inc.#	1,590,180
39,500	EUR	Daimler, AG	2,041,695
15,100	EUR	Delivery Hero, SE#*	1,733,392
23,250	SEK	Evolution Gaming Group, AB*	1,724,458
10,500		Fiverr International, Ltd.#	1,537,410
7,900	EUR	Flutter Entertainment, PLC#	1,380,987
24,000		JD.com, Inc.#	1,956,480
37,000	SEK	Kambi Group, PLC#	1,200,098
31,800	AUD	Kogan.com, Ltd.	460,338
410,000	HKD	Li Ning Company, Ltd.	2,136,895
17,890		Lululemon Athletica, Inc.#~	5,712,098
62,100	HKD	Meituan - Class B#	2,315,036
2,250		MercadoLibre, Inc.#	2,731,612
31,200		Royal Caribbean Cruises, Ltd.	1,760,304
8,000	JPY	Shimano, Inc.	1,829,725
78,800	SEK	Thule Group, AB#*	2,578,220
16,100	EUR	Zalando, SE#*	1,499,302
			51,883,317
		Consumer Staples (0.8%)
61,800	JPY	Kobe Bussan Company, Ltd.^	1,738,745
		Energy (3.8%)
52,500	EUR	Neste Oyj	2,738,061
203,000	INR	Reliance Industries, Ltd.	5,655,111
			8,393,172
		Financials (9.2%)
154,900	BRL	B3, SA - Brasil Bolsa Balcao	1,378,131
301,100	INR	HDFC Bank, Ltd.#	4,803,875
54,400	HKD	Hong Kong Exchanges & Clearing, Ltd.	2,606,778
2,400	EUR	Hypoport, SE#	1,256,603
267,300	EUR	ING Groep, NV#	1,830,929
4,451,400	GBP	Lloyds Banking Group, PLC#	1,620,784
23,000	GBP	London Stock Exchange Group, PLC	2,479,350
NUMBER OF SHARES			VALUE
136,500	HKD	Ping An Insurance Group Company of China, Ltd. - Class H	$1,411,366
277,000		UBS Group, AG#^	3,238,130
			20,625,946
		Health Care (11.8%)
94,100		Alcon, Inc.#	5,348,644
21,003	AUD	CSL, Ltd.	4,252,210
1,500	EUR	Eurofins Scientific, SE#	1,194,480
14,300	JPY	Hoya Corp.	1,613,854
7,000	CHF	Lonza Group, AG	4,241,370
79,400		Novo Nordisk, A/S	5,072,866
114,400	HKD	Ping An Healthcare and Technology Company, Ltd.#*	1,476,180
115,000	HKD	Wuxi Biologics Cayman, Inc.#*	3,229,626
			26,429,230
		Industrials (16.4%)
163,000	CAD	Air Canada#^	1,802,139
28,000	EUR	Airbus, SE#	2,048,649
22,500	EUR	Alfen Beheer, BV#*	1,437,887
37,600	SEK	Atlas Copco, AB - Class A	1,659,708
9,350	CAD	Canadian Pacific Railway, Ltd.^	2,794,122
58,500	CNY	Contemporary Amperex Technology Company, Ltd. - Class A	2,148,473
62,200	EUR	Deutsche Post, AG	2,757,822
14,050	DKK	DSV, A/S	2,279,492
45,900	GBP	Experian, PLC	1,681,495
8,200	JPY	FANUC Corp.	1,727,017
29,800	JPY	Harmonic Drive Systems, Inc.^	1,973,878
94,800	JPY	Komatsu, Ltd.	2,137,310
25,000	JPY	Nidec Corp.	2,525,050
49,500	JPY	Recruit Holdings Company, Ltd.^	1,883,507
36,700		Ritchie Bros Auctioneers, Inc.	2,225,121
148,700	SEK	Sandvik, AB#	2,650,591
24,075	EUR	Schneider Electric, SE	2,925,267
			36,657,528
		Information Technology (18.8%)
1,495	EUR	Adyen, NV#*	2,512,711
39,450	EUR	Amadeus IT Group, SA	1,879,641
16,900	EUR	ASML Holding, NV	6,114,469
13,300	JPY	BASE, Inc.#	1,425,572
9,600	EUR	Dassault Systèmes SE	1,636,899
11,700	JPY	Fujitsu, Ltd.	1,384,280
14,300	JPY	Keyence Corp.	6,489,662
732,000	HKD	Kingdee International Software Group Company, Ltd.#	1,932,667
28,000	JPY	NEC Corp.	1,410,365
33,500	KRW	Samsung Electronics Company, Ltd.	1,683,898

See accompanying Notes to Schedule of Investments

www.calamos.com

International Growth Fund  Schedule of Investments October 31, 2020

NUMBER OF SHARES			VALUE
2,715		Shopify, Inc. - Class A#	$2,512,542
16,250	SEK	Sinch, AB#*	1,542,654
473,000	TWD	Taiwan Semiconductor Manufacturing Company, Ltd.	7,156,336
28,350		Taiwan Semiconductor Manufacturing Company, Ltd. (ADR)	2,377,714
8,100	JPY	Tokyo Electron, Ltd.	2,174,128
			42,233,538
		Materials (5.7%)
562,000		Cemex, SAB de CV	2,332,300
267,000	CAD	First Quantum Minerals, Ltd.	3,068,205
117,950	AUD	James Hardie Industries, PLC	2,863,811
9,900	CHF	Sika, AG	2,435,447
388,500	CAD	Yamana Gold, Inc.	2,160,763
			12,860,526
		Utilities (0.9%)
12,700	DKK	Orsted, A/S*	2,015,668
		TOTAL COMMON STOCKS (Cost $153,480,261)	222,432,227
NUMBER OF CONTRACTS/ NOTIONAL AMOUNT			VALUE
PURCHASED OPTIONS (0.5%) #
		Other (0.5%)
2,675	EUR	ESTX Banks
7,143,588		Call, 03/19/21, Strike 60.00	416,690
1,150		iShares MSCI Japan ETF
6,697,600		Call, 01/21/22, Strike $61.00	370,875
		iShares MSCI United Kingdom ETF
2,655
6,462,270		Call, 01/15/21, Strike $26.00	99,562
2,655
6,462,270		Call, 04/16/21, Strike $28.00	66,375
		TOTAL PURCHASED OPTIONS (Cost $1,548,220)	953,502
NUMBER OF SHARES			VALUE
SHORT TERM INVESTMENTS (1.9%)
2,149,654		JPMorgan Prime Money Market Fund - Capital Class, 0.070%***	2,150,944
2,150,925		Morgan Stanley Institutional Liquidity Funds - Government Portfolio, 0.020%***	2,150,925
		TOTAL SHORT TERM INVESTMENTS (Cost $4,301,869)	4,301,869
NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (4.3%)
9,670,786	State Street Navigator Securities Lending Government Money Market Portfolio† (Cost $9,670,786)	$9,670,786
	TOTAL INVESTMENTS (105.9%) (Cost $169,001,136)	237,358,384
PAYABLE UPON RETURN OF SECURITIES ON LOAN (-4.3%)		(9,670,786)
LIABILITIES, LESS OTHER ASSETS (-1.6%)		(3,483,897)
NET ASSETS (100.0%)		$224,203,701

FORWARD FOREIGN CURRENCY CONTRACTS

COUNTERPARTY	LONG CONTRACTS	SETTLEMENT DATE	LOCAL CURRENCY	CURRENT VALUE	UNREALIZED GAIN/LOSS
State Street Bank and European Monetary Trust	Unit	12/30/20	13,562,000	$15,817,555	$6,700
Goldman Sachs & Co.	British Pound Sterling	12/30/20	9,215,000	11,943,739	199,859
State Street Bank and Trust	Swiss Franc	12/30/20	3,044,000	3,325,939	37,473
					$244,032

NOTES TO SCHEDULE OF INVESTMENTS

#  Non-income producing security.

~  Security, or portion of security, is segregated as collateral (or collateral for potential future transactions) for written options. The aggregate value of such securities is $87,791.

*  Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers ("QIBs"), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

^  Security, or portion of security, is on loan.

***  The rate disclosed is the 7 day net yield as of October 31, 2020.

†  Represents investment of cash collateral received from securities on loan as of October 31, 2020.

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

International Growth Fund  Schedule of Investments October 31, 2020

FOREIGN CURRENCY ABBREVIATIONS

AUD  Australian Dollar

BRL  Brazilian Real

CAD  Canadian Dollar

CHF  Swiss Franc

CNY  Chinese Yuan Renminbi

DKK  Danish Krone

EUR  European Monetary Unit

GBP  British Pound Sterling

HKD  Hong Kong Dollar

INR  Indian Rupee

JPY  Japanese Yen

KRW  South Korean Won

SEK  Swedish Krona

TWD  New Taiwan Dollar

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

CURRENCY EXPOSURE
OCTOBER 31, 2020

	VALUE	% OF TOTAL INVESTMENTS
US Dollar	$73,106,354	30.8%
European Monetary Unit	35,405,484	14.9%
Japanese Yen	31,588,436	13.3%
Hong Kong Dollar	25,171,167	10.6%
Swedish Krona	13,505,568	5.7%
Indian Rupee	10,458,986	4.4%
Canadian Dollar	9,825,229	4.2%
Australian Dollar	7,576,359	3.2%
British Pound Sterling	7,381,986	3.1%
New Taiwan Dollar	7,156,336	3.0%
Swiss Franc	6,676,817	2.8%
Danish Krone	4,295,160	1.8%
Chinese Yuan Renminbi	2,148,473	0.9%
South Korean Won	1,683,898	0.7%
Brazilian Real	1,378,131	0.6%
Total Investments	$237,358,384	100.0%

Currency exposure may vary over time.

See accompanying Notes to Schedule of Investments

www.calamos.com

Evolving World Growth Fund Schedule of Investments October 31, 2020

PRINCIPAL AMOUNT			VALUE
CONVERTIBLE BONDS (16.0%)
		Communication Services (4.7%)
3,335,000		Sea, Ltd.*^~ 2.375%, 12/01/25	$6,308,986
4,200,000		Yandex, NV 0.750%, 03/03/25	4,855,368
			11,164,354
		Consumer Discretionary (1.9%)
2,165,000		Huazhu Group, Ltd. 0.375%, 11/01/22	2,296,654
13,000,000	HKD	Zhongsheng Group Holdings, Ltd. 0.000%, 05/21/25	2,252,852
			4,549,506
		Financials (3.8%)
15,000,000	HKD	Citigroup Global Markets Funding Luxembourg SCA 0.000%, 07/25/24	2,082,374
5,270,000		JPMorgan Chase Bank, N.A.*^ 0.125%, 01/01/23	6,915,926
			8,998,300
		Industrials (0.9%)
1,855,000		Copa Holdings, SA* 4.500%, 04/15/25	2,162,800
		Information Technology (1.8%)
2,000,000		LG Display Company, Ltd. 1.500%, 08/22/24	2,049,940
2,300,000		Nova Measuring Instruments, Ltd.* 0.000%, 10/15/25	2,312,190
			4,362,130
		Materials (2.0%)
230,000,000	JPY	Kansai Paint Company, Ltd. 0.000%, 06/17/22	2,310,149
1,680,000	CHF	Sika, AG 0.150%, 06/05/25	2,380,124
			4,690,273
		Real Estate (0.9%)
2,000,000		ESR Cayman, Ltd. 1.500%, 09/30/25	2,056,880
		TOTAL CONVERTIBLE BONDS (Cost $33,190,981)	37,984,243
NUMBER OF SHARES			VALUE
CONVERTIBLE PREFERRED STOCK (1.0%)
		Consumer Discretionary (1.0%)
18,650		Aptiv, PLC^ 5.500%, 06/15/23 (Cost $1,908,581)	2,245,460
NUMBER OF SHARES			VALUE
COMMON STOCKS (75.4%)
		Communication Services (9.2%)
21,700	INR	Info Edge India, Ltd.	$1,036,376
4,500	KRW	Kakao Corp.	1,312,159
11,645	KRW	NAVER Corp.	2,979,617
216,700	HKD	Tencent Holdings, Ltd.	16,557,095
			21,885,247
		Consumer Discretionary (12.0%)
12,735		Alibaba Group Holding, Ltd.#	3,880,227
72,000	PLN	Allegro.eu, SA*#	1,463,245
47,399	CNY	China Tourism Group Duty Free Corp., Ltd.. - Class A	1,413,008
14,350	KRW	Hyundai Motor Company	2,100,496
27,600		JD.com, Inc.#	2,249,952
1,507	HKD	JD.com, Inc. - Class A#	61,468
708,600	HKD	Li Ning Company, Ltd.	3,693,180
390,680	BRL	Magazine Luiza, SA	1,676,984
127,600	HKD	Meituan - Class B#	4,756,820
3,890		MercadoLibre, Inc.#	4,722,654
146,200	CNY	Midea Group Company, Ltd. - Class A	1,706,184
20,000		NIO, Inc.#	611,600
1,739	HKD	Yum China Holdings, Inc.#	93,764
			28,429,582
		Consumer Staples (1.9%)
25,818	PLN	Dino Polska, SA*#	1,419,459
6,324	CNY	Kweichow Moutai Company, Ltd. - Class A	1,580,032
198,000	ZAR	Shoprite Holdings, Ltd.	1,568,426
			4,567,917
		Energy (3.6%)
304,560	INR	Reliance Industries, Ltd.	8,484,337
		Financials (13.4%)
279,000	BRL	B3, SA - Brasil Bolsa Balcao	2,482,237
1,138,900	IDR	Bank Central Asia, Tbk PT	2,240,963
2,330,000	HKD	China Construction Bank Corp. - Class H	1,605,633
367,600	HKD	China International Capital Corp., Ltd. - Class H*#	858,930
434,000	HKD	China Merchants Bank Company, Ltd. - Class H	2,260,677
553,200	INR	HDFC Bank, Ltd.#	8,825,984
83,400	HKD	Hong Kong Exchanges & Clearing, Ltd.	3,996,420
68,400	INR	Housing Development Finance Corp., Ltd.	1,772,165
353,970		Itau Unibanco Holding, SA	1,447,737
434,000	HKD	Ping An Insurance Group Company of China, Ltd. - Class H	4,487,418
64,938		Shinhan Financial Group Company, Ltd.^	1,747,482
			31,725,646

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Evolving World Growth Fund Schedule of Investments October 31, 2020

NUMBER OF SHARES			VALUE
		Health Care (4.8%)
173,440	CNY	Aier Eye Hospital Group Company, Ltd. - Class A	$1,615,575
73,311	CNY	Hangzhou Tigermed Consulting Company, Ltd. - Class A	1,361,688
10,500	KRW	Hugel, Inc.#	1,955,577
210,900	HKD	Ping An Healthcare and Technology Company, Ltd.*#	2,721,384
131,000	HKD	Wuxi Biologics Cayman, Inc.*#	3,678,966
			11,333,190
		Industrials (5.1%)
362,000	BRL	Cia de Locacao das Americas	1,586,051
68,100	CNY	Contemporary Amperex Technology Company, Ltd. - Class A	2,501,043
465,924	CNY	Sany Heavy Industry Company, Ltd. - Class A	1,810,661
171,000	TWD	Sporton International, Inc.	1,367,128
122,000	HKD	Techtronic Industries Company, Ltd.	1,643,260
165,500	INR	Voltas, Ltd.	1,578,900
123,400	BRL	WEG, SA	1,630,795
			12,117,838
		Information Technology (17.3%)
3,860	EUR	ASML Holding, NV	1,396,559
96,011	CNY	Glodon Company, Ltd. - Class A	1,022,210
146,000	INR	HCL Technologies, Ltd.	1,666,654
29,540	CNY	Hundsun Technologies, Inc. - Class A	411,557
116,000		Infosys, Ltd.	1,655,320
580,000	HKD	Kingdee International Software Group Company, Ltd.#	1,531,348
98,000	TWD	MediaTek, Inc.	2,329,486
28,200	KRW	NHN KCP Corp.	1,675,273
160,500	KRW	Samsung Electronics Company, Ltd.	8,067,630
26,200	CNY	Sangfor Technologies, Inc. - Class A	744,659
41,440	CNY	Shanghai Weaver Network Company, Ltd. - Class A	572,071
8,000	TWD	Silergy Corp.	493,223
23,400	KRW	SK Hynix, Inc.	1,660,063
811,649	TWD	Taiwan Semiconductor Manufacturing Company, Ltd.	12,279,984
51,475		Taiwan Semiconductor Manufacturing Company, Ltd. (ADR)	4,317,208
450,000	HKD	Xiaomi Corp. - Class B*#	1,279,816
			41,103,061
		Materials (6.9%)
167,500	HKD	Anhui Conch Cement Company, Ltd. - Class H	1,047,795
76,500	INR	Asian Paints, Ltd.	2,280,207
1,118,200		Cemex, SAB de CV	4,640,530
NUMBER OF SHARES			VALUE
200,700	CAD	First Quantum Minerals, Ltd.	$2,306,325
4,530	KRW	LG Chem, Ltd.	2,470,123
9,400	KRW	POSCO	1,735,279
362,895	CAD	Yamana Gold, Inc.^	2,018,353
			16,498,612
		Real Estate (1.2%)
959,000	HKD	Country Garden Holdings Company, Ltd.	1,185,191
771,000	CNY	Poly Developments and Holdings Group Company, Ltd. - Class A	1,772,455
			2,957,646
		TOTAL COMMON STOCKS (Cost $122,780,478)	179,103,076
NUMBER OF CONTRACTS/ NOTIONAL AMOUNT			VALUE
PURCHASED OPTIONS (3.1%) #
		Communication Services (0.6%)
530		Sea, Ltd.
8,358,100		Call, 01/21/22, Strike $200.00	1,347,525
		Consumer Discretionary (2.0%)
		Alibaba Group Holding, Ltd.
475
14,472,775		Call, 06/17/22, Strike $340.00	2,188,563
425
12,949,325		Call, 01/21/22, Strike $300.00	2,393,812
1,300		Trip.com Group Ltd.
3,738,800		Call, 03/19/21, Strike $33.00	195,650
			4,778,025
		Energy (0.2%)
820		Lukoil, PJSC
4,193,480		Call, 03/19/21, Strike $60.00	161,950
6,150		Petroleo Brasileiro, SA
4,077,450		Call, 03/19/21, Strike $8.00	264,450
			426,400
		Other (0.3%)
4,825		iShares China Large-Cap ETF
21,278,250		Put, 11/20/20, Strike $41.00	212,300
3,480		iShares MSCI Emerging Markets
15,559,080		Put, 11/20/20, Strike $42.00	168,780
1,985		iShares MSCI South Africa ETF
7,352,440		Call, 01/15/21, Strike $40.00	267,975
7,200		VanEck Vectors Russia ETF
14,011,200		Call, 02/19/21, Strike $22.00	208,800
			857,855
		TOTAL PURCHASED OPTIONS (Cost $9,039,969)	7,409,805

See accompanying Notes to Schedule of Investments

www.calamos.com

Evolving World Growth Fund Schedule of Investments October 31, 2020

NUMBER OF SHARES		VALUE
SHORT TERM INVESTMENTS (0.4%)
492,059	JPMorgan Prime Money Market Fund - Capital Class, 0.070%***	$492,354
492,339	Morgan Stanley Institutional Liquidity Funds - Government Portfolio, 0.020%***	492,339
	TOTAL SHORT TERM INVESTMENTS (Cost $984,693)	984,693
NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (1.5%)
3,453,227	State Street Navigator Securities Lending Government Money Market Portfolio† (Cost $3,453,227)	3,453,227
	TOTAL INVESTMENTS (97.4%) (Cost $171,357,929)	231,180,504
PAYABLE UPON RETURN OF SECURITIES ON LOAN (-1.5%)		(3,453,227)
OTHER ASSETS, LESS LIABILITIES (4.1%)		9,712,961
NET ASSETS (100.0%)		$237,440,238

NOTES TO SCHEDULE OF INVESTMENTS

*  Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers ("QIBs"), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

^  Security, or portion of security, is on loan.

~  Security, or portion of security, is segregated as collateral for written options. The aggregate value of such securities is $4,507,094.

#  Non-income producing security.

***  The rate disclosed is the 7 day net yield as of October 31, 2020.

†  Represents investment of cash collateral received from securities on loan as of October 31, 2020.

FOREIGN CURRENCY ABBREVIATIONS

BRL  Brazilian Real

CAD  Canadian Dollar

CHF  Swiss Franc

CNY  Chinese Yuan Renminbi

EUR  European Monetary Unit

HKD  Hong Kong Dollar

IDR  Indonesian Rupiah

INR  Indian Rupee

JPY  Japanese Yen

KRW  South Korean Won

PLN  Polish Zloty

TWD  New Taiwan Dollar

ZAR  South African Rand

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

CURRENCY EXPOSURE
OCTOBER 31, 2020

	VALUE	% OF TOTAL INVESTMENTS
US Dollar	$68,324,639	29.6%
Hong Kong Dollar	55,794,391	24.1%
Indian Rupee	25,644,623	11.1%
South Korean Won	23,956,217	10.4%
Chinese Yuan Renminbi	16,511,143	7.1%
New Taiwan Dollar	16,469,821	7.1%
Brazilian Real	7,376,067	3.2%
Canadian Dollar	4,324,678	1.9%
Polish Zloty	2,882,704	1.2%
Swiss Franc	2,380,124	1.0%
Japanese Yen	2,310,149	1.0%
Indonesian Rupiah	2,240,963	1.0%
South African Rand	1,568,426	0.7%
European Monetary Unit	1,396,559	0.6%
Total Investments	$231,180,504	100.0%

Currency exposure may vary over time.

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Global Equity Fund Schedule of Investments October 31, 2020

NUMBER OF SHARES			VALUE
COMMON STOCKS (99.7%)
		Communication Services (8.8%)
645		Alphabet, Inc. - Class A#	$1,042,391
2,500		Bandwidth, Inc. - Class A#^	400,888
3,535		Facebook, Inc. - Class A#	930,094
11,875		Sea, Ltd.#	1,872,687
35,000	HKD	Tencent Holdings, Ltd.	2,674,196
9,489		Walt Disney Company~	1,150,541
			8,070,797
		Consumer Discretionary (22.2%)
10,355		Alibaba Group Holding, Ltd.#	3,155,065
1,465		Amazon.com, Inc.#~	4,447,960
14,555		Aptiv, PLC	1,404,412
13,800		D.R. Horton, Inc.	921,978
170,000	HKD	Li Ning Company, Ltd.	886,030
5,650		Lowe's Companies, Inc.	893,265
6,915		Lululemon Athletica, Inc.#~	2,207,890
25,300	HKD	Meituan - Class B#	943,163
820		MercadoLibre, Inc.#	995,521
13,650		Penn National Gaming, Inc.#	736,827
2,343		Pool Corp.	819,652
15,100		PulteGroup, Inc.	615,476
11,200		Royal Caribbean Cruises, Ltd.	631,904
3,300	JPY	Shimano, Inc.	754,761
6,900		Tractor Supply Company	919,149
			20,333,053
		Consumer Staples (2.0%)
2,500		Beyond Meat, Inc.#	356,075
2,050		Costco Wholesale Corp.	733,121
24,800	JPY	Kobe Bussan Company, Ltd.^	697,749
			1,786,945
		Energy (4.6%)
10,000		Chevron Corp.	695,000
21,800	EUR	Neste Oyj	1,136,947
86,100	INR	Reliance Industries, Ltd.	2,398,547
			4,230,494
		Financials (8.8%)
57,525		Bank of America Corp.	1,363,342
108,290	INR	HDFC Bank, Ltd.#	1,727,704
13,000		JPMorgan Chase & Company	1,274,520
1,900,000	GBP	Lloyds Banking Group, PLC#	691,803
9,550	GBP	London Stock Exchange Group, PLC	1,029,469
65,500	HKD	Ping An Insurance Group Company of China, Ltd. - Class H	677,249
57,400		UBS Group, AG#^	671,006
31,000		Wells Fargo & Company	664,950
			8,100,043
NUMBER OF SHARES			VALUE
		Health Care (11.2%)
35,275		Alcon, Inc.#	$2,005,031
8,825	AUD	CSL, Ltd.	1,786,685
590	EUR	Eurofins Scientific, SE#	469,829
5,600		Inspire Medical Systems, Inc.#	668,808
1,305		Intuitive Surgical, Inc.#	870,539
2,250	CHF	Lonza Group, AG	1,363,297
26,500		Novo Nordisk, A/S	1,693,085
43,500	HKD	Ping An Healthcare and Technology Company, Ltd.#*	561,310
29,000	HKD	Wuxi Biologics Cayman, Inc.#*	814,428
			10,233,012
		Industrials (14.6%)
15,700	SEK	Atlas Copco, AB - Class A	693,016
5,050		Caterpillar, Inc.	793,103
17,300	CNY	Contemporary Amperex Technology Company, Ltd. - Class A	635,361
8,690		CSX Corp.	685,989
4,360		Cummins, Inc.	958,720
15,200	EUR	Deutsche Post, AG	673,937
18,500	GBP	Experian, PLC	677,727
3,400	JPY	FANUC Corp.	716,080
12,800	JPY	Harmonic Drive Systems, Inc.^	847,840
4,900		J.B. Hunt Transport Services, Inc.	596,526
10,800	JPY	Nidec Corp.	1,090,821
17,400		Quanta Services, Inc.	1,086,282
15,600		Ritchie Bros Auctioneers, Inc.	945,828
48,900	SEK	Sandvik, AB#	871,647
9,000	EUR	Schneider Electric, SE	1,093,558
25,400		Southwest Airlines Company	1,004,062
			13,370,497
		Information Technology (22.9%)
9,850		Advanced Micro Devices, Inc.#	741,607
790	EUR	Adyen, NV#*	1,327,787
15,600		Apple, Inc.	1,698,216
3,528	EUR	ASML Holding, NV	1,276,441
4,165		Coupa Software, Inc.#	1,114,970
4,900	JPY	Keyence Corp.	2,223,730
246,000	HKD	Kingdee International Software Group Company, Ltd.#	649,503
2,150		Lam Research Corp.	735,472
4,090		MasterCard, Inc. - Class A	1,180,538
12,300		Micron Technology, Inc.#	619,182
9,100		Microsoft Corp.	1,842,477
12,000	JPY	NEC Corp.	604,442
1,640		NVIDIA Corp.	822,230
6,085		PayPal Holdings, Inc.#	1,132,601
See accompanying Notes to Schedule of Investments

www.calamos.com

Global Equity Fund Schedule of Investments October 31, 2020

NUMBER OF SHARES			VALUE
1,430		ServiceNow, Inc.#	$711,525
1,180		Shopify, Inc. - Class A#	1,092,007
95,000	TWD	Taiwan Semiconductor Manufacturing Company, Ltd.	1,437,319
20,800		Taiwan Semiconductor Manufacturing Company, Ltd. (ADR)	1,744,496
			20,954,543
		Materials (4.2%)
201,000		Cemex, SAB de CV	834,150
49,300	AUD	James Hardie Industries, PLC	1,196,998
3,800	CHF	Sika, AG	934,818
160,400	CAD	Yamana Gold, Inc.	892,114
			3,858,080
		Real Estate (0.4%)
9,500		Redfin Corp.#	396,815
		TOTAL COMMON STOCKS (Cost $59,555,472)	91,334,279
NUMBER OF CONTRACTS/ NOTIONAL AMOUNT			VALUE
PURCHASED OPTIONS (0.3%) #
		Other (0.3%)
490		iShares MSCI Japan ETF
2,853,760		Call, 01/21/22, Strike $61.00	158,025
		iShares MSCI United Kingdom ETF
935
2,275,790		Call, 01/15/21, Strike $26.00	35,063
935
2,275,790		Call, 04/16/21, Strike $28.00	23,375
		TOTAL PURCHASED OPTIONS (Cost $341,167)	216,463
NUMBER OF SHARES			VALUE
SHORT TERM INVESTMENTS (0.2%)
107,192		JPMorgan Prime Money Market Fund - Capital Class, 0.070%***	107,256
107,234		Morgan Stanley Institutional Liquidity Funds - Government Portfolio, 0.020%***	107,234
		TOTAL SHORT TERM INVESTMENTS (Cost $214,490)	214,490
PRINCIPAL NUMBER OF SHARES/ AMOUNT		VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (0.5%)
475,337	State Street Navigator Securities Lending Government Money Market Portfolio† (Cost $475,337)	$475,337
	TOTAL INVESTMENTS (100.7%) (Cost $60,586,466)	92,240,569
PAYABLE UPON RETURN OF SECURITIES ON LOAN (-0.5%)		(475,337)
LIABILITIES, LESS OTHER ASSETS (-0.2%)		(134,118)
NET ASSETS (100.0%)		$91,631,114

NOTES TO SCHEDULE OF INVESTMENTS

#  Non-income producing security.

^  Security, or portion of security, is on loan.

~  Security, or portion of security, is segregated as collateral (or collateral for potential future transactions) for written options. The aggregate value of such securities is $58,528.

*  Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers ("QIBs"), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

***  The rate disclosed is the 7 day net yield as of October 31, 2020.

†  Represents investment of cash collateral received from securities on loan as of October 31, 2020.

FOREIGN CURRENCY ABBREVIATIONS

AUD  Australian Dollar

CAD  Canadian Dollar

CHF  Swiss Franc

CNY  Chinese Yuan Renminbi

EUR  European Monetary Unit

GBP  British Pound Sterling

HKD  Hong Kong Dollar

INR  Indian Rupee

JPY  Japanese Yen

SEK  Swedish Krona

TWD  New Taiwan Dollar

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Global Equity Fund Schedule of Investments October 31, 2020

FORWARD FOREIGN CURRENCY CONTRACTS

COUNTERPARTY	LONG CONTRACTS	SETTLEMENT DATE	LOCAL CURRENCY	CURRENT VALUE	UNREALIZED GAIN/LOSS
Goldman Sachs & Co.	British Pound Sterling	12/30/20	2,595,000	$3,363,429	$56,281
State Street Bank and European Monetary Trust	Unit	12/30/20	2,111,000	2,462,090	1,043
					$57,324

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

CURRENCY EXPOSURE
OCTOBER 31, 2020

	VALUE	% OF TOTAL INVESTMENTS
US Dollar	$55,784,263	60.5%
Hong Kong Dollar	7,205,879	7.8%
Japanese Yen	6,935,423	7.5%
European Monetary Unit	5,978,499	6.5%
Indian Rupee	4,126,251	4.5%
Australian Dollar	2,983,683	3.2%
British Pound Sterling	2,398,999	2.6%
Swiss Franc	2,298,115	2.5%
Swedish Krona	1,564,663	1.7%
New Taiwan Dollar	1,437,319	1.5%
Canadian Dollar	892,114	1.0%
Chinese Yuan Renminbi	635,361	0.7%
Total Investments	$92,240,569	100.0%

Currency exposure may vary over time.

See accompanying Notes to Schedule of Investments

www.calamos.com

Global Growth and Income Fund Schedule of Investments October 31, 2020

PRINCIPAL AMOUNT		VALUE
CORPORATE BONDS (2.6%)
	Communication Services (0.5%)
585,000	Netflix, Inc. 5.375%, 02/01/21	$591,019
292,000	3.625%, 06/15/25*	303,984
		895,003
	Consumer Discretionary (0.2%)
310,000	Ford Motor Company 8.500%, 04/21/23	342,556
	Energy (0.5%)
465,000	Reliance Industries, Ltd.* 4.125%, 01/28/25	511,337
250,000	5.400%, 02/14/22	263,093
		774,430
	Health Care (0.4%)
580,000	Centene Corp. 4.750%, 01/15/25	596,507
	Information Technology (0.8%)
620,000	CDW, LLC / CDW Finance Corp. 4.125%, 05/01/25	643,870
585,000	Dell International, LLC / EMC Corp.* 5.450%, 06/15/23	643,699
		1,287,569
	Materials (0.2%)
350,000	First Quantum Minerals, Ltd.* 7.250%, 04/01/23	352,355
	TOTAL CORPORATE BONDS (Cost $4,115,838)	4,248,420
CONVERTIBLE BONDS (26.5%)
	Communication Services (2.5%)
735,000	Live Nation Entertainment, Inc. 2.500%, 03/15/23	787,670
1,750,000	Sea, Ltd.* 2.375%, 12/01/25	3,310,563
		4,098,233
	Consumer Discretionary (9.6%)
1,245,000	Booking Holdings, Inc.*^ 0.750%, 05/01/25	1,568,476
843,000	Burlington Stores, Inc.* 2.250%, 04/15/25	965,176
815,000	Chegg, Inc.* 0.000%, 09/01/26	825,090
1,560,000	Etsy, Inc.*^ 0.125%, 09/01/27	1,625,192
1,464,000	Fiverr International, Ltd.* 0.000%, 11/01/25	1,511,302
PRINCIPAL AMOUNT			VALUE
1,645,000		Liberty Broadband Corp.* 2.750%, 09/30/50	$1,767,799
525,000		Penn National Gaming, Inc.^ 2.750%, 05/15/26	1,297,532
1,984,000		Royal Caribbean Cruises, Ltd.* 4.250%, 06/15/23	2,066,495
238,000		Tesla, Inc.^ 2.375%, 03/15/22	1,406,985
645,000		Under Armour, Inc.* 1.500%, 06/01/24	929,032
1,200,000	EUR	Zalando, SE 0.050%, 08/06/25	1,658,340
			15,621,419
		Consumer Staples (0.4%)
780,000	CAD	Premium Brands Holdings Corp. 4.600%, 12/31/23	627,226
		Health Care (2.4%)
1,585,000		DexCom, Inc.* 0.250%, 11/15/25	1,533,915
1,009,000		Insulet Corp. 0.375%, 09/01/26	1,239,859
265,000		Invitae Corp. 2.000%, 09/01/24	405,943
715,000		Pacira BioSciences, Inc.* 0.750%, 08/01/25	736,672
			3,916,389
		Industrials (2.0%)
1,396,000		Air Canada*~ 4.000%, 07/01/25	1,527,587
1,339,000		Southwest Airlines Company 1.250%, 05/01/25	1,784,298
			3,311,885
		Information Technology (5.9%)
1,675,000		Coupa Software, Inc.* 0.375%, 06/15/26	1,961,140
1,100,000	EUR	Nexi S.p.A 1.750%, 04/24/27	1,447,583
615,000		ON Semiconductor Corp.^ 1.625%, 10/15/23	880,422
1,645,000		RingCentral, Inc.* 0.000%, 03/15/26	1,606,293
670,000		Splunk, Inc.* 1.125%, 06/15/27	743,010
771,000		Square, Inc. 0.500%, 05/15/23	1,591,120
346,000		Wix.com, Ltd.* 0.000%, 08/15/25	342,153
991,000		Zscaler, Inc.* 0.125%, 07/01/25	1,156,507
			9,728,228

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Global Growth and Income Fund Schedule of Investments October 31, 2020

PRINCIPAL AMOUNT			VALUE
		Materials (1.9%)
170,000,000	JPY	Kansai Paint Company, Ltd. 0.000%, 06/17/22	$1,707,502
800,000	CHF	Sika, AG 3.750%, 01/30/22	1,479,383
			3,186,885
		Real Estate (1.8%)
1,220,000		ESR Cayman, Ltd. 1.500%, 09/30/25	1,254,697
1,740,000		Redfin Corp.* 0.000%, 10/15/25	1,649,067
			2,903,764
		TOTAL CONVERTIBLE BONDS (Cost $37,636,417)	43,394,029
NUMBER OF SHARES			VALUE
CONVERTIBLE PREFERRED STOCKS (12.1%)
		Communication Services (2.0%)
3,070		2020 Cash Mandatory Exchangeable Trust* 5.250%, 06/01/23	3,210,756
		Consumer Discretionary (1.6%)
22,122		Aptiv, PLC 5.500%, 06/15/23	2,663,489
		Financials (2.3%)
1,675		Bank of America Corp.‡‡ 7.250%	2,457,058
24,300		KKR & Company, Inc. 6.000%, 09/15/23	1,264,572
			3,721,630
		Health Care (2.4%)
11,400		Boston Scientific Corp. 5.500%, 06/01/23	1,180,812
1,725		Danaher Corp. 4.750%, 04/15/22	2,708,060
			3,888,872
		Industrials (1.0%)
15,837		Stanley Black & Decker, Inc. 5.250%, 11/15/22	1,653,066
		Information Technology (1.5%)
2,000		Broadcom, Inc. 8.000%, 09/30/22	2,379,980
		Utilities (1.3%)
38,289		NextEra Energy, Inc. 4.872%, 09/01/22	2,182,473
		TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $16,983,239)	19,700,266
NUMBER OF SHARES			VALUE
COMMON STOCKS (53.4%)
		Communication Services (3.9%)
49,900	HKD	Tencent Holdings, Ltd.	$3,812,640
21,230		Walt Disney Company~	2,574,137
			6,386,777
		Consumer Discretionary (6.1%)
23,200		D.R. Horton, Inc.	1,549,992
9,900		Lowe's Companies, Inc.	1,565,190
9,465		Lululemon Athletica, Inc.#	3,022,080
7,900		McDonald's Corp.	1,682,700
4,000		Pool Corp.	1,399,320
18,200		PulteGroup, Inc.	741,832
			9,961,114
		Consumer Staples (3.4%)
33,700		Coca-Cola Company~	1,619,622
3,590		Costco Wholesale Corp.	1,283,856
44,800	JPY	Kobe Bussan Company, Ltd.^	1,260,450
12,200	CHF	Nestlé, SA	1,372,230
			5,536,158
		Energy (4.2%)
29,500		Chevron Corp.	2,050,250
38,570	EUR	Neste Oyj	2,011,562
103,300	INR	Reliance Industries, Ltd.	2,877,699
			6,939,511
		Financials (4.8%)
84,410		Bank of America Corp.~	2,000,517
115,200	INR	HDFC Bank, Ltd.#	1,837,949
16,275		JPMorgan Chase & Company~	1,595,601
117,000	HKD	Ping An Insurance Group Company of China, Ltd. - Class H	1,209,742
55,200		Wells Fargo & Company	1,184,040
			7,827,849
		Health Care (5.6%)
47,236		Alcon, Inc.#	2,684,894
13,814	AUD	CSL, Ltd.	2,796,745
5,500		Eli Lilly and Company	717,530
45,300		Novo Nordisk, A/S	2,894,217
			9,093,386
		Industrials (7.0%)
21,600	SEK	Atlas Copco, AB - Class A	953,449
5,200		Boeing Company	750,828
8,800		Caterpillar, Inc.	1,382,040
5,700		Cummins, Inc.	1,253,373
21,900	GBP	Experian, PLC	802,282
17,300	JPY	Harmonic Drive Systems, Inc.^	1,145,909
1,800		Lockheed Martin Corp.	630,234

See accompanying Notes to Schedule of Investments

www.calamos.com

Global Growth and Income Fund Schedule of Investments October 31, 2020

NUMBER OF SHARES			VALUE
20,200	EUR	Schneider Electric, SE	$2,454,430
4,400		Union Pacific Corp.	779,636
8,199		United Parcel Service, Inc. - Class B	1,288,145
			11,440,326
		Information Technology (15.6%)
14,700		Advanced Micro Devices, Inc.#	1,106,763
1,200	EUR	Adyen, NV*#	2,016,892
27,840		Apple, Inc.	3,030,662
6,230	EUR	ASML Holding, NV	2,254,032
9,000	JPY	Fujitsu, Ltd.	1,064,831
8,800	JPY	Keyence Corp.	3,993,638
15,050		Micron Technology, Inc.#	757,617
13,080		Microsoft Corp.~	2,648,308
21,500	JPY	NEC Corp.	1,082,958
1,900		NVIDIA Corp.	952,584
347,000	TWD	Taiwan Semiconductor Manufacturing Company, Ltd.	5,249,997
17,100		Taiwan Semiconductor Manufacturing Company, Ltd. (ADR)	1,434,177
			25,592,459
		Materials (1.8%)
212,900		Cemex, SAB de CV	883,535
34,200	EUR	CRH, PLC	1,196,719
145,000	CAD	Yamana Gold, Inc.	806,462
			2,886,716
		Utilities (1.0%)
133,700	EUR	Iberdrola, SA	1,578,673
		TOTAL COMMON STOCKS (Cost $66,032,520)	87,242,969
NUMBER OF CONTRACTS/ NOTIONAL AMOUNT			VALUE
PURCHASED OPTIONS (5.6%)
		Communication Services (0.9%)
28		Alphabet, Inc.
4,525,108		Call, 01/21/22, Strike $1,500.00	849,800
73		Facebook, Inc.
1,920,703		Call, 06/18/21, Strike $200.00	549,325
			1,399,125
		Consumer Discretionary (2.7%)
170		Alibaba Group Holding, Ltd.
5,179,730		Call, 06/18/21, Strike $205.00	1,851,725
NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
	Amazon.com, Inc.
21
6,375,915	Call, 01/21/22, Strike $2,500.00	$1,728,825
9
2,732,535	Call, 06/18/21, Strike $2,200.00	839,407
		4,419,957
	Industrials (0.2%)
170	J.B. Hunt Transport Services, Inc.
2,069,580	Call, 02/19/21, Strike $135.00	52,700
545	Ritchie Bros Auctioneers, Inc.
3,304,335	Call, 03/19/21, Strike $65.00	193,475
		246,175
	Information Technology (0.3%)
10	Shopify, Inc.
925,430	Call, 01/21/22, Strike $920.00	224,200
166	Visa, Inc.
3,016,386	Call, 01/21/22, Strike $195.00	314,985
		539,185
	Other (1.5%)
600	Invesco QQQ Trust Series
16,162,800	Put, 12/18/20, Strike $280.00	1,155,600
900	iShares MSCI Japan ETF
5,241,600	Call, 01/21/22, Strike $61.00	290,250
	iShares MSCI United Kingdom ETF
1,665
4,052,610	Call, 01/15/21, Strike $26.00	62,438
1,665
4,052,610	Call, 04/16/21, Strike $28.00	41,625
500	SPDR S&P 500 ETF Trust
16,327,000	Put, 12/18/20, Strike $333.00	914,750
		2,464,663
	TOTAL PURCHASED OPTIONS (Cost $4,627,108)	9,069,105
NUMBER OF SHARES		VALUE
SHORT TERM INVESTMENTS (0.6%)
516,928	JPMorgan Prime Money Market Fund - Capital Class, 0.070%***	517,238
517,175	Morgan Stanley Institutional Liquidity Funds - Government Portfolio, 0.020%***	517,175
	TOTAL SHORT TERM INVESTMENTS (Cost $1,034,413)	1,034,413

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Global Growth and Income Fund Schedule of Investments October 31, 2020

NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (3.4%)
5,575,898	State Street Navigator Securities Lending Government Money Market Portfolio† (Cost $5,575,898)	$5,575,898
	TOTAL INVESTMENTS (104.2%) (Cost $136,005,433)	170,265,100
PAYABLE UPON RETURN OF SECURITIES ON LOAN (-3.4%)		(5,575,898)
LIABILITIES, LESS OTHER ASSETS (-0.8%)		(1,216,891)
NET ASSETS (100.0%)		$163,472,311
NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
WRITTEN OPTIONS (-0.5%)#
	Other (-0.5%)
600	Invesco QQQ Trust Series
16,162,800	Put, 12/18/20, Strike $250.00	(453,600)
500	SPDR S&P 500 ETF Trust
16,327,000	Put, 12/18/20, Strike $300.00	(382,250)
	TOTAL WRITTEN OPTIONS (Premium $376,057)	$(835,850)

NOTES TO SCHEDULE OF INVESTMENTS

*  Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers ("QIBs"), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

^  Security, or portion of security, is on loan.

~  Security, or portion of security, is segregated as collateral (or collateral for potential future transactions) for written options. The aggregate value of such securities is $5,710,550.

#  Non-income producing security.

‡‡  Perpetual maturity.

***  The rate disclosed is the 7 day net yield as of October 31, 2020.

†  Represents investment of cash collateral received from securities on loan as of October 31, 2020.

FOREIGN CURRENCY ABBREVIATIONS

AUD  Australian Dollar

CAD  Canadian Dollar

CHF  Swiss Franc

EUR  European Monetary Unit

GBP  British Pound Sterling

HKD  Hong Kong Dollar

INR  Indian Rupee

JPY  Japanese Yen

SEK  Swedish Krona

TWD  New Taiwan Dollar

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

CURRENCY EXPOSURE
OCTOBER 31, 2020

	VALUE	% OF TOTAL INVESTMENTS
US Dollar	$120,729,927	71.3%
European Monetary Unit	14,618,231	8.6%
Japanese Yen	10,255,288	6.0%
New Taiwan Dollar	5,249,997	3.1%
Hong Kong Dollar	5,022,382	3.0%
Indian Rupee	4,715,648	2.8%
Swiss Franc	2,851,613	1.7%
Australian Dollar	2,796,745	1.6%
Canadian Dollar	1,433,688	0.8%
Swedish Krona	953,449	0.6%
British Pound Sterling	802,282	0.5%
Total Investments Net of Written Options	$169,429,250	100.0%

Currency exposure may vary over time.

See accompanying Notes to Schedule of Investments

www.calamos.com

Total Return Bond Fund Schedule of Investments October 31, 2020

PRINCIPAL AMOUNT		VALUE
CORPORATE BONDS (49.5%)
	Airlines (1.6%)
1,001	Air Canada Pass Through Trust Series 2013-1, Class B* 5.375%, 11/15/22	$913
121,067	Air Canada Pass Through Trust Series 2015-2, Class AA* 3.750%, 06/15/29	116,605
215,000	Alaska Airlines Pass Through Trust Series 2020-1, Class A* 4.800%, 02/15/29	226,412
107,000	Alaska Airlines Pass Through Trust Series 2020-1, Class B* 8.000%, 02/15/27	111,913
146,795	British Airways Pass Through Trust Series 2019-1, Class A* 3.350%, 12/15/30	122,025
148,171	JetBlue Pass Through Trust Series 2019-1, Class AA 2.750%, 11/15/33	145,187
176,000	JetBlue Pass Through Trust Series 2020-1, Class B 7.750%, 05/15/30	182,461
125,000	Spirit Loyalty Cayman, Ltd. / Spirit IP Cayman, Ltd.* 8.000%, 09/20/25	132,812
88,859	UAL Pass Through Trust Series 2007-1 6.636%, 01/02/24	82,960
133,824	United Airlines Pass Through Trust Series 2014-2, Class B 4.625%, 03/03/24	125,310
164,695	United Airlines Pass Through Trust Series 2018-1, Class B 4.600%, 09/01/27	129,660
		1,376,258
	Communication Services (3.1%)
200,000	Ashtead Capital, Inc.* 4.125%, 08/15/25	205,382
150,000	CenturyLink, Inc.* 4.000%, 02/15/27	153,807
7,000	Charter Communications Operating, LLC / Charter Communications Operating Capital 4.464%, 07/23/22	7,420
250,000	Comcast Corp. 3.900%, 03/01/38	294,970
110,000	Crown Castle Towers, LLC* 3.720%, 07/15/43	114,582
200,000	CSC Holdings, LLC* 5.500%, 05/15/26	208,006
175,000	Electronic Arts, Inc. 4.800%, 03/01/26	207,608
PRINCIPAL AMOUNT		VALUE
150,000	Fox Corp. 3.666%, 01/25/22	$156,027
110,000	Hughes Satellite Systems Corp. 5.250%, 08/01/26	118,264
125,000	SBA Communications Corp. 4.000%, 10/01/22	126,156
125,000	Sirius XM Radio, Inc.* 3.875%, 08/01/22	126,254
250,000	T-Mobile USA, Inc. 3.500%, 04/15/25*	274,220
125,000	4.000%, 04/15/22	129,338
200,000	United States Cellular Corp. 6.700%, 12/15/33	264,000
255,000	Verizon Communications, Inc. 4.016%, 12/03/29	301,690
		2,687,724
	Consumer Discretionary (7.0%)
150,000	American Honda Finance Corp. 2.350%, 01/08/27	159,648
250,000	BMW US Capital, LLC* 3.100%, 04/12/21	252,992
55,000	BorgWarner, Inc.^ 2.650%, 07/01/27	57,746
275,000	Cargill, Inc.*^ 3.250%, 03/01/23	292,297
240,000	CCO Holdings, LLC / CCO Holdings Capital Corp.* 5.750%, 02/15/26	249,137
250,000	D.R. Horton, Inc. 4.750%, 02/15/23	270,232
130,000	Delta Air Lines Pass Through Trust Series 2019-1, Class AA 3.204%, 10/25/25	129,457
77,000	DISH DBS Corp.^ 7.750%, 07/01/26	81,829
125,000	Expedia Group, Inc.* 7.000%, 05/01/25	133,818
250,000	Ford Motor Credit Company, LLC 5.875%, 08/02/21	255,297
200,000	3.370%, 11/17/23	198,474
250,000	General Motors Company 5.400%, 10/02/23	276,670
250,000	General Motors Financial Company, Inc. 3.700%, 05/09/23	262,760
200,000	Hanesbrands, Inc.* 5.375%, 05/15/25	210,740
250,000	Harley-Davidson Financial Services, Inc.* 4.050%, 02/04/22	258,397
250,000	Hasbro, Inc. 3.150%, 05/15/21	252,115
250,000	Home Depot, Inc. 3.300%, 04/15/40	283,662
250,000	2.800%, 09/14/27	275,290

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Total Return Bond Fund Schedule of Investments October 31, 2020

PRINCIPAL AMOUNT		VALUE
72,000	International Game Technology, PLC* 6.250%, 02/15/22	$73,872
150,000	Lennar Corp. 4.750%, 11/15/22	157,922
100,000	8.375%, 01/15/21	101,569
200,000	Lowe's Companies, Inc. 4.000%, 04/15/25	227,070
100,000	Mattel, Inc.*^ 6.750%, 12/31/25	105,204
200,000	Meritage Homes Corp. 7.000%, 04/01/22	213,292
125,000	MGM Resorts International 6.000%, 03/15/23	130,283
125,000	Newell Brands, Inc. 4.350%, 04/01/23	130,639
100,000	NIKE, Inc.^ 2.850%, 03/27/30	111,680
150,000	Penske Automotive Group, Inc. 5.375%, 12/01/24	153,263
250,000	Starbucks Corp. 1.300%, 05/07/22	253,645
350,000	Toyota Motor Credit Corp. 2.900%, 03/30/23	371,409
157,306	US Airways Pass Through Trust Series 2012-2, Class B 6.750%, 12/03/22	142,513
		6,072,922
	Consumer Staples (3.6%)
250,000	Anheuser-Busch InBev Worldwide, Inc.^ 3.500%, 06/01/30	282,715
250,000	Archer-Daniels-Midland Company 3.250%, 03/27/30^	286,717
250,000	2.750%, 03/27/25	271,417
250,000	Coca-Cola Company^ 2.950%, 03/25/25	274,430
250,000	Costco Wholesale Corp. 1.600%, 04/20/30	252,858
250,000	General Mills, Inc. 2.600%, 10/12/22	259,908
250,000	Hershey Company 1.700%, 06/01/30	256,085
200,000	Kimberly-Clark Corp. 3.100%, 03/26/30	227,672
100,000	Kraft Heinz Foods Company* 3.875%, 05/15/27	105,941
150,000	Land O'Lakes, Inc.* 6.000%, 11/15/22	161,303
150,000	PepsiCo, Inc. 2.250%, 03/19/25	160,170
250,000	Sysco Corp. 5.650%, 04/01/25	295,187
250,000	Walmart, Inc. 3.050%, 07/08/26	280,090
		3,114,493
PRINCIPAL AMOUNT		VALUE
	Energy (0.1%)
175,000	Energy Transfer Operating, LP‡ 3.232%, 11/01/66 3 mo. USD LIBOR + 3.02%	$90,440
	Financials (13.5%)
150,000	Ally Financial, Inc. 4.125%, 02/13/22	156,270
100,000	8.000%, 11/01/31	138,508
250,000	American Express Company 3.000%, 10/30/24	270,760
150,000	Ares Capital Corp. 3.250%, 07/15/25	150,588
250,000	Aviation Capital Group, LLC* 6.750%, 04/06/21	254,250
200,000	3.500%, 11/01/27	177,142
76,000	3.875%, 05/01/23	76,143
250,000	Axis Specialty Finance, PLC 4.000%, 12/06/27	273,187
300,000	Bank of America Corp.‡ 3.366%, 01/23/26 3 mo. USD LIBOR + 0.81%	327,579
250,000	Bank of Montreal 3.300%, 02/05/24	270,165
75,000	Bank of Montreal^‡ 4.800%, 08/25/24 5 year CMT + 2.98%	76,727
125,000	Bank of Nova Scotia 2.450%, 09/19/22	129,963
150,000	Berkshire Hathaway Finance Corp. 4.250%, 01/15/49	190,350
200,000	Capital One Financial Corp. 3.200%, 01/30/23	210,968
200,000	2.600%, 05/11/23	209,672
150,000	Caterpillar Financial Services Corp. 2.150%, 11/08/24	158,675
250,000	CIT Bank, N.A.‡ 2.969%, 09/27/25 SOFR + 1.72%	257,860
250,000	Citigroup, Inc.‡ 3.106%, 04/08/26 SOFR + 2.75%	269,957
150,000	4.412%, 03/31/31 SOFR + 3.91%	178,003
142,000	Credit Acceptance Corp.* 5.125%, 12/31/24	142,249
250,000	CyrusOne, LP / CyrusOne Finance Corp. 2.900%, 11/15/24	265,205
200,000	Danske Bank, A/S*‡ 3.001%, 09/20/22 3 mo. USD LIBOR + 1.25%	203,512
350,000	Discover Bank 3.450%, 07/27/26	384,345
150,000	Duke Realty, LP^ 2.875%, 11/15/29	163,335

See accompanying Notes to Schedule of Investments

www.calamos.com

Total Return Bond Fund Schedule of Investments October 31, 2020

PRINCIPAL AMOUNT		VALUE
200,000	Federation des Caisses Desjardins du Quebec* 2.050%, 02/10/25	$209,150
200,000	Fifth Third Bancorp 3.650%, 01/25/24	217,910
200,000	2.550%, 05/05/27	213,362
125,000	Franklin Resources, Inc. 2.850%, 03/30/25	135,946
250,000	Goldman Sachs Group, Inc. 3.500%, 04/01/25	275,877
125,000	3.814%, 04/23/29‡ 3 mo. USD LIBOR + 1.16%	142,489
150,000	Huntington Bancshares, Inc.^ 2.550%, 02/04/30	156,161
250,000	ILFC E-Capital Trust II*‡ 3.230%, 12/21/65 3 mo. USD LIBOR + 1.80%	141,618
167,000	Intercontinental Exchange, Inc. 0.700%, 06/15/23	168,030
200,000	Jaguar Holding Company II / Pharmaceutical Product Development, LLC* 4.625%, 06/15/25	207,000
300,000	JPMorgan Chase & Company‡ 3.220%, 03/01/25 3 mo. USD LIBOR + 1.16%	323,289
125,000	Life Storage, LP 4.000%, 06/15/29	141,776
200,000	Lloyds Banking Group, PLC‡ 2.858%, 03/17/23 3 mo. USD LIBOR + 1.25%	205,706
200,000	Macquarie Group, Ltd.*‡ 4.150%, 03/27/24 3 mo. USD LIBOR + 1.33%	214,584
250,000	Markel Corp. 3.500%, 11/01/27	275,665
200,000	MetLife, Inc. 6.400%, 12/15/66	250,616
200,000	Morgan Stanley‡ 2.720%, 07/22/25 SOFR + 1.15%	213,400
250,000	National Securities Clearing Corp.* 1.500%, 04/23/25	257,012
150,000	PNC Financial Services Group, Inc. 2.200%, 11/01/24	158,786
250,000	Prologis, LP 2.250%, 04/15/30	264,392
125,000	Reinsurance Group of America, Inc. 3.900%, 05/15/29	142,663
250,000	RenaissanceRe Finance, Inc. 3.450%, 07/01/27	273,475
150,000	Shell International Finance, BV 2.000%, 11/07/24	157,497
69,000	SLM Corp. 4.200%, 10/29/25	70,116
PRINCIPAL AMOUNT		VALUE
62,000	Starwood Property Trust, Inc. 3.625%, 02/01/21	$62,106
150,000	State Street Corp.‡ 2.354%, 11/01/25 SOFR + 0.94%	158,891
125,000	Torchmark Corp. 4.550%, 09/15/28	147,440
170,000	Toronto-Dominion Bank 3.250%, 03/11/24	184,307
110,000	1.150%, 06/12/25	111,821
250,000	Travelers Companies, Inc.^ 2.550%, 04/27/50	246,282
150,000	US Bancorp 3.600%, 09/11/24	165,854
200,000	USAA Capital Corp.* 2.125%, 05/01/30	208,524
125,000	Ventas Realty, LP 4.000%, 03/01/28	137,703
150,000	VICI Properties, LP / VICI Note Company, Inc.* 3.500%, 02/15/25	150,804
66,000	4.625%, 12/01/29	68,693
125,000	Wells Fargo & Company 4.400%, 06/14/46	147,066
125,000	3.196%, 06/17/27‡ 3 mo. USD LIBOR + 1.17%	136,103
		11,677,527
	Health Care (5.0%)
200,000	AbbVie, Inc.* 3.800%, 03/15/25	222,064
125,000	Acadia Healthcare Company, Inc. 5.625%, 02/15/23	125,953
200,000	AstraZeneca, PLC 1.375%, 08/06/30	194,494
100,000	Bausch Health Companies, Inc.* 5.500%, 11/01/25	102,812
250,000	Baxter International, Inc.* 3.750%, 10/01/25	282,785
400,000	Bristol-Myers Squibb Company 3.200%, 06/15/26	448,016
150,000	CVS Health Corp. 4.780%, 03/25/38	180,982
100,000	DaVita, Inc.* 4.625%, 06/01/30	101,732
200,000	Elanco Animal Health, Inc. 4.912%, 08/27/21	205,064
125,000	Encompass Health Corp. 5.750%, 11/01/24	125,000
250,000	Health Care Service Corp. A Mutual Legal Reserve Company* 1.500%, 06/01/25	255,257
200,000	Humana, Inc. 3.850%, 10/01/24	220,870

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Total Return Bond Fund Schedule of Investments October 31, 2020

PRINCIPAL AMOUNT		VALUE
250,000	Johnson & Johnson 3.400%, 01/15/38	$293,727
400,000	Pfizer, Inc. 2.625%, 04/01/30	440,476
200,000	Royalty Pharma, PLC*^ 2.200%, 09/02/30	197,412
125,000	Tenet Healthcare Corp. 4.625%, 09/01/24*	128,085
115,000	4.625%, 07/15/24	117,059
120,000	Teva Pharmaceutical Finance Company, BV 2.950%, 12/18/22	116,381
150,000	Teva Pharmaceutical Finance Netherlands III, BV 2.800%, 07/21/23	142,520
120,000	Thermo Fisher Scientific, Inc. 4.133%, 03/25/25	136,465
125,000	UnitedHealth Group, Inc. 2.375%, 08/15/24	133,159
200,000	Universal Health Services, Inc.* 2.650%, 10/15/30	199,864
		4,370,177
	Industrials (5.0%)
250,000	3M Company 3.700%, 04/15/50	296,355
250,000	3.050%, 04/15/30^	282,117
205,000	Aircastle, Ltd. 5.000%, 04/01/23	209,219
150,000	Albertsons Companies, Inc. / Safeway, Inc. / New Albertsons, LP / Albertsons, LLC* 3.500%, 02/15/23	152,600
39,000	American Airlines Group, Inc.* 5.000%, 06/01/22	25,736
250,000	BWX Technologies, Inc.* 4.125%, 06/30/28	255,745
150,000	Equifax, Inc. 2.600%, 12/01/24	160,223
200,000	Fly Leasing, Ltd. 5.250%, 10/15/24	165,510
81,232	Hawaiian Airlines Pass Through Certificates Series 2013-1, Class B 4.950%, 07/15/23	71,070
250,000	Honeywell International, Inc. 1.950%, 06/01/30	261,293
250,000	Huntington Ingalls Industries, Inc.* 3.844%, 05/01/25	275,520
250,000	Infor, Inc.* 1.750%, 07/15/25	257,068
125,000	John Deere Capital Corp.^ 1.750%, 03/09/27	130,028
200,000	Mars, Inc.* 0.875%, 07/16/26	199,204
PRINCIPAL AMOUNT		VALUE
250,000	Park Aerospace Holdings, Ltd.* 5.250%, 08/15/22	$257,800
200,000	Raytheon Technologies Corp.* 2.800%, 03/15/22	205,938
250,000	Roper Technologies, Inc. 1.400%, 09/15/27	250,460
125,000	Ryder System, Inc.^ 2.500%, 09/01/24	131,886
100,000	Sensata Technologies Holding, BV* 5.625%, 11/01/24	109,802
125,000	TransDigm, Inc.* 6.250%, 03/15/26	130,471
250,000	Verisk Analytics, Inc. 4.125%, 09/12/22	265,607
200,000	Volkswagen Group of America Finance, LLC* 2.500%, 09/24/21	203,598
		4,297,250
	Information Technology (4.7%)
250,000	Apple, Inc. 4.375%, 05/13/45	329,442
23,000	Automatic Data Processing, Inc. 3.375%, 09/15/25	25,918
250,000	Broadcom, Inc. 4.700%, 04/15/25	284,230
200,000	CDW, LLC / CDW Finance Corp. 4.125%, 05/01/25	207,700
250,000	Dell International, LLC / EMC Corp.* 5.850%, 07/15/25	293,900
23,000	5.875%, 06/15/21	23,058
250,000	Fiserv, Inc. 3.500%, 10/01/22	262,533
125,000	Hewlett Packard Enterprise Company 4.900%, 10/15/25	143,743
200,000	Intuit, Inc. 0.950%, 07/15/25	201,704
250,000	Mastercard, Inc. 3.350%, 03/26/30	290,220
157,000	Microsoft Corp. 4.100%, 02/06/37	200,443
93,000	2.525%, 06/01/50	94,411
250,000	NetApp, Inc. 1.875%, 06/22/25	258,573
250,000	NVIDIA Corp. 3.500%, 04/01/40	289,650
500,000	Oracle Corp. 2.650%, 07/15/26	544,655
250,000	PayPal Holdings, Inc. 2.200%, 09/26/22	258,575
125,000	PTC, Inc.* 3.625%, 02/15/25	127,599
250,000	Visa, Inc. 2.050%, 04/15/30	263,672
		4,100,026

See accompanying Notes to Schedule of Investments

www.calamos.com

Total Return Bond Fund Schedule of Investments October 31, 2020

PRINCIPAL AMOUNT		VALUE
	Materials (0.8%)
200,000	Alcoa Nederland Holding, BV* 6.750%, 09/30/24	$206,488
75,000	ArcelorMittal, SA 7.250%, 10/15/39	91,741
250,000	Georgia-Pacific, LLC* 3.600%, 03/01/25	278,645
150,000	Sealed Air Corp.* 4.875%, 12/01/22	158,412
		735,286
	Real Estate (1.5%)
150,000	EPR Properties 4.950%, 04/15/28	135,032
250,000	Equinix, Inc. 1.250%, 07/15/25	251,952
200,000	Federal Realty Investment Trust 1.250%, 02/15/26	199,056
190,000	Healthpeak Properties, Inc. 3.250%, 07/15/26	211,069
125,000	Hospitality Properties Trust 3.950%, 01/15/28	98,321
200,000	Realty Income Corp. 3.250%, 01/15/31	219,350
100,000	Service Properties Trust 5.250%, 02/15/26	87,440
125,000	Tanger Properties, LP^ 3.875%, 07/15/27	119,769
		1,321,989
	Utilities (3.6%)
250,000	Alabama Power Company 2.450%, 03/30/22	256,862
150,000	Berkshire Hathaway Energy Company 3.800%, 07/15/48	172,167
250,000	CenterPoint Energy, Inc. 3.850%, 02/01/24	273,922
200,000	Consolidated Edison Company of New York, Inc. 3.350%, 04/01/30	228,530
200,000	DPL, Inc.* 4.125%, 07/01/25	209,618
150,000	DTE Energy Company 2.250%, 11/01/22	155,165
150,000	Duke Energy Carolinas, LLC 3.700%, 12/01/47	174,794
200,000	Entergy Corp. 0.900%, 09/15/25	200,072
250,000	Exelon Corp. 2.450%, 04/15/21	251,870
250,000	Florida Power & Light Company 2.850%, 04/01/25	272,320
150,000	Northern States Power Co. 3.750%, 12/01/47	175,445
250,000	PPL Capital Funding, Inc. 4.125%, 04/15/30	293,050
PRINCIPAL AMOUNT		VALUE
150,000	Public Service Electric & Gas Company 3.600%, 12/01/47	$175,579
250,000	Southern California Edison Company 3.400%, 06/01/23	266,422
		3,105,816
	TOTAL CORPORATE BONDS (Cost $40,412,815)	42,949,908
CONVERTIBLE BOND (0.3%)
	Communication Services (0.3%)
250,000	Twitter, Inc. 1.000%, 09/15/21 (Cost $245,750)	251,505
BANK LOANS (2.3%)¡
	Communication Services (0.1%)
125,000	CSC Holdings, LLC! 0.000%, 04/15/27	121,438
	Consumer Discretionary (0.3%)
250,000	PetSmart, Inc.! 0.000%, 03/11/22	247,935
	Financials (0.2%)
168,664	Level 3 Financing, Inc.‡ 1.898%, 03/01/27 1 mo. LIBOR + 1.75%	162,887
	Health Care (0.9%)
268,749	Amneal Pharmaceuticals, LLC‡ 3.688%, 05/04/25 1 mo. LIBOR + 3.50%	257,214
299,244	HCA, Inc.‡ 1.898%, 03/13/25 1 mo. LIBOR + 1.75%	298,185
277,706	Mallinckrodt International Finance, SA‡ 5.500%, 09/24/24 3 mo. LIBOR + 4.75%	257,104
		812,503
	Industrials (0.6%)
250,000	Berry Global, Inc.! 0.000%, 10/01/22	247,756
125,000	Berry Global, Inc.‡ 2.147%, 10/01/22 1 mo. LIBOR + 2.00%	123,878
123,101	Navistar International Corp.‡ 3.650%, 11/06/24 1 mo. LIBOR + 3.50%	122,209
		493,843
	Information Technology (0.2%)
125,000	Camelot U.S. Acquisition 1 Company! 0.000%, 10/30/26	123,906
	TOTAL BANK LOANS (Cost $2,005,203)	1,962,512

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Total Return Bond Fund Schedule of Investments October 31, 2020

PRINCIPAL AMOUNT		VALUE
U.S. GOVERNMENT AND AGENCY SECURITIES (34.1%)
440,914	Federal Home Loan Mortgage Corp. 4.000%, 05/01/49	$470,625
238,078	2.500%, 02/01/35	247,516
2,169,367	Federal National Mortgage Association 3.000%, 04/01/50	2,277,668
2,147,193	2.500%, 04/01/50	2,239,175
2,127,443	3.500%, 04/01/50	2,255,528
665,702	3.000%, 07/01/46	701,867
488,359	3.500%, 11/01/49	514,829
484,056	3.500%, 02/01/49	512,479
470,035	3.500%, 08/01/47	498,549
389,707	4.000%, 06/01/48	416,561
360,574	3.000%, 03/01/47	380,162
272,937	3.000%, 02/01/33	287,283
258,058	4.500%, 04/01/48	279,154
255,508	2.500%, 09/01/31	270,245
232,211	3.000%, 07/01/49	242,410
194,278	4.000%, 03/01/47	208,727
164,607	3.000%, 01/01/35	172,295
454,796	Government National Mortgage Association II Pool 3.500%, 10/20/47	485,445
320,037	3.000%, 10/20/47	337,725
1,500,000	United States Treasury Bond 2.000%, 02/15/50	1,623,398
1,400,000	2.250%, 08/15/49	1,596,984
1,000,000	3.500%, 02/15/39	1,364,063
750,000	2.875%, 11/15/46^	956,719
500,000	3.000%, 05/15/47	653,359
300,000	3.000%, 02/15/49	394,617
250,000	1.125%, 08/15/40	236,836
125,000	2.375%, 11/15/49	146,377
1,053,730	United States Treasury Inflation Indexed Note 0.500%, 01/15/28	1,170,369
548,020	0.375%, 07/15/25	590,543
1,250,000	United States Treasury Note 1.125%, 02/28/25	1,293,506
1,100,000	1.125%, 05/15/40	1,045,516
1,000,000	1.125%, 02/28/27	1,034,844
1,000,000	0.250%, 09/30/25^	993,789
630,000	1.500%, 02/15/30^	667,849
500,000	2.875%, 11/30/25^	562,285
500,000	2.500%, 02/28/26	554,629
500,000	0.500%, 04/30/27	497,266
500,000	0.375%, 09/30/27^	491,289
400,000	0.625%, 05/15/30	391,656
400,000	0.625%, 08/15/30	390,656
125,000	0.250%, 05/31/25	124,482
	TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES (Cost $28,123,395)	29,579,275
ASSET BACKED SECURITIES (4.5%)
250,000	CLI Funding VI, LLC Series 2020-3A, Class A* 2.070%, 10/18/45	249,587
PRINCIPAL AMOUNT		VALUE
388,822	Credit Acceptance Auto Loan Trust Series 2018-3A, Class A* 3.550%, 08/15/27	$394,027
250,000	DT Auto Owner Trust Series 2020-1A, Class B* 2.160%, 05/15/24	253,275
32,045	Enterprise Fleet Financing, LLC Series 2018-1, Class A2* 2.870%, 10/20/23	32,205
500,000	Ford Credit Floorplan Master Owner Trust Series 2018-1, Class A1 2.950%, 05/15/23	507,050
155,110	Hertz Fleet Lease Funding, LP Series 2018-1, Class A2* 3.230%, 05/10/32	155,923
334,922	MVW Owner Trust Series 2019-1A, Class A* 2.890%, 11/20/36	349,612
430,440	OSCAR US Funding Trust IX, LLC Series 2018-2A, Class A3* 3.390%, 09/12/22	435,014
250,000	SCF Equipment Leasing, LLC Series 2020-1A, Class A3* 1.190%, 10/20/27	249,075
151,576	SoFi Consumer Loan Program Trust Series 2018-4, Class A* 3.540%, 11/26/27	152,561
125,334	SoFi Professional Loan Program LLC Series 2016-C, Class A2B* 2.360%, 12/27/32	126,232
387,582	SoFi Professional Loan Program LLC Series 2017-F, Class A2FX* 2.840%, 01/25/41	395,892
100,000	Tesla Auto Lease Trust Series 2020-A, Class A3* 0.680%, 12/20/23	100,349
500,000	Toyota Auto Loan Extended Note Trust Series 2019-1A, Class A* 2.560%, 11/25/31	533,461
	TOTAL ASSET BACKED SECURITIES (Cost $3,852,050)	3,934,263
RESIDENTIAL MORTGAGE BACKED SECURITIES (2.3%)
250,000	BX Trust Series 2019-OC11, Class A* 3.202%, 12/09/41	261,919
1,000,000	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 3.990%, 05/25/33‡	1,227,254
460,000	3.350%, 01/25/28	527,929
	TOTAL RESIDENTIAL MORTGAGE BACKED SECURITIES (Cost $1,948,240)	2,017,102

See accompanying Notes to Schedule of Investments

www.calamos.com

Total Return Bond Fund Schedule of Investments October 31, 2020

NUMBER OF SHARES		VALUE
SHORT TERM INVESTMENTS (7.6%)
3,284,020	JPMorgan Prime Money Market Fund - Capital Class, 0.070%***	$3,285,990
3,285,905	Morgan Stanley Institutional Liquidity Funds - Government Portfolio, 0.020%***	3,285,905
	TOTAL SHORT TERM INVESTMENTS (Cost $6,571,895)	6,571,895
NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (6.4%)
5,540,810	State Street Navigator Securities Lending Government Money Market Portfolio† (Cost $5,540,810)	5,540,810
	TOTAL INVESTMENTS (107.0%) (Cost $88,700,158)	92,807,270
PAYABLE UPON RETURN OF SECURITIES ON LOAN (-6.4%)		(5,540,810)
LIABILITIES, LESS OTHER ASSETS (-0.6%)		(512,032)
NET ASSETS (100.0%)		$86,754,428

NOTES TO SCHEDULE OF INVESTMENTS

*  Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers ("QIBs"), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

^  Security, or portion of security, is on loan.

‡  Variable rate security. The rate shown is the rate in effect at October 31, 2020.

¡  Bank loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of bank loans may be substantially less than the stated maturities shown.

!  This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate, which will be adjusted on settlement date.

***  The rate disclosed is the 7 day net yield as of October 31, 2020.

†  Represents investment of cash collateral received from securities on loan as of October 31, 2020.

FUTURES CONTRACTS

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE	MARKET VALUE/ UNREALIZED APPRECIATION (DEPRECIATION)
Buys
10	U.S. Treasury Note 5-Year	Dec 2020	$1,256,016	$(2,681)

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

High Income Opportunities Fund Schedule of Investments October 31, 2020

PRINCIPAL AMOUNT		VALUE
CORPORATE BONDS (84.2%)
	Airlines (1.4%)
2,003	Air Canada Pass Through Trust Series 2013-1, Class B* 5.375%, 11/15/22	$1,826
31,333	Air Canada Pass Through Trust Series 2015-2, Class B* 5.000%, 06/15/25	25,705
115,000	Alaska Airlines Pass Through Trust Series 2020-1, Class A* 4.800%, 02/15/29	121,104
85,000	Alaska Airlines Pass Through Trust Series 2020-1, Class B* 8.000%, 02/15/27	88,903
37,135	Continental Airlines Pass Through Trust Series 2010-1, Class A 4.750%, 07/12/22	37,264
79,000	JetBlue Pass Through Trust Series 2020-1, Class B 7.750%, 05/15/30	81,900
55,000	Spirit Loyalty Cayman, Ltd. / Spirit IP Cayman, Ltd.* 8.000%, 09/20/25	58,438
93,677	United Airlines Pass Through Trust Series 2014-2, Class B 4.625%, 03/03/24	87,717
56,000	United Airlines Pass Through Trust Series 2019-2, Class B 3.500%, 11/01/29	44,146
		547,003
	Communication Services (12.3%)
200,000	Altice France, SA* 7.375%, 05/01/26	209,062
125,000	Arrow Bidco, LLC* 9.500%, 03/15/24	104,820
70,000	Brink's Company* 5.500%, 07/15/25	72,889
36,000	Cable One, Inc.* 4.000%, 11/15/30	36,561
110,000	CenturyLink, Inc.* 4.000%, 02/15/27	112,792
45,000	5.125%, 12/15/26	46,090
170,000	Cincinnati Bell, Inc.* 8.000%, 10/15/25	180,395
115,000	CommScope, Inc.* 5.500%, 03/01/24	117,636
90,000	Consolidated Communications, Inc.* 6.500%, 10/01/28	92,624
315,000	CSC Holdings, LLC* 5.750%, 01/15/30	337,132
200,000	5.500%, 05/15/26	208,006
200,000	5.500%, 04/15/27	210,794
195,000	Cumulus Media New Holdings, Inc.* 6.750%, 07/01/26	181,781
PRINCIPAL AMOUNT		VALUE
75,000	Diamond Sports Group, LLC / Diamond Sports Finance Company* 6.625%, 08/15/27^	$31,252
55,000	5.375%, 08/15/26	32,278
462,000	Embarq Corp. 7.995%, 06/01/36	542,060
138,000	Entercom Media Corp.* 6.500%, 05/01/27	120,419
84,000	7.250%, 11/01/24^	71,049
400,000	Frontier Communications Corp. 7.125%, 01/15/23@	159,172
80,000	8.500%, 04/01/26*@	80,884
51,000	5.875%, 10/15/27*^	52,070
25,000	Go Daddy Operating Company, LLC / GD Finance Company, Inc.* 5.250%, 12/01/27	26,272
30,000	Hughes Satellite Systems Corp. 5.250%, 08/01/26	32,254
115,000	Intelsat Jackson Holdings, SA@ 9.750%, 07/15/25*	71,399
50,000	5.500%, 08/01/23	29,469
100,000	Intelsat, SA@ 7.750%, 06/01/21	3,775
80,000	Netflix, Inc. 4.875%, 06/15/30*	91,479
45,000	4.875%, 04/15/28	50,697
130,000	Scripps Escrow, Inc.* 5.875%, 07/15/27	127,002
46,000	Shift4 Payments, LLC / Shift4 Payments Finance Sub, Inc.* 4.625%, 11/01/26	46,570
125,000	Sirius XM Radio, Inc.* 5.500%, 07/01/29	136,232
125,000	4.625%, 07/15/24	129,024
310,000	Sprint Corp. 7.125%, 06/15/24	357,067
145,000	7.625%, 03/01/26	176,629
80,000	Telecom Italia Capital, SA 6.000%, 09/30/34	93,370
81,000	Telesat Canada / Telesat, LLC* 4.875%, 06/01/27	82,681
196,000	United States Cellular Corp. 6.700%, 12/15/33	258,720
42,000	Windstream Services, LLC / Windstream Finance Corp.@ 7.750%, 10/01/21	822
		4,713,228
	Consumer Discretionary (14.1%)
96,000	American Axle & Manufacturing, Inc.^ 6.875%, 07/01/28	97,791
72,000	Ashton Woods USA, LLC / Ashton Woods Finance Company* 6.625%, 01/15/28	72,948
54,000	9.875%, 04/01/27	60,473

See accompanying Notes to Schedule of Investments

www.calamos.com

High Income Opportunities Fund Schedule of Investments October 31, 2020

PRINCIPAL AMOUNT		VALUE
140,000	Boyd Gaming Corp. 6.000%, 08/15/26	$143,850
46,000	Caesars Entertainment, Inc.* 8.125%, 07/01/27	48,113
46,000	6.250%, 07/01/25	47,288
180,000	Caesars Resort Collection, LLC / CRC Finco, Inc.* 5.250%, 10/15/25	171,315
44,000	Carnival Corp.*^ 10.500%, 02/01/26	48,048
40,000	Carvana Company* 5.625%, 10/01/25	39,450
200,000	CCO Holdings, LLC / CCO Holdings Capital Corp.* 5.125%, 05/01/27	210,262
120,000	5.750%, 02/15/26	124,568
55,000	5.000%, 02/01/28	57,908
46,000	4.250%, 02/01/31	47,107
75,000	Cedar Fair, LP 5.250%, 07/15/29	68,040
125,000	Century Communities, Inc. 6.750%, 06/01/27	133,791
85,000	5.875%, 07/15/25	87,948
200,000	Dana, Inc. 5.625%, 06/15/28	210,370
77,000	DISH DBS Corp. 7.750%, 07/01/26^	81,829
25,000	7.375%, 07/01/28	25,205
85,000	ESH Hospitality, Inc.* 5.250%, 05/01/25	85,385
50,000	4.625%, 10/01/27	49,155
55,000	Expedia Group, Inc.* 7.000%, 05/01/25	58,880
33,000	6.250%, 05/01/25	36,314
55,000	Ford Motor Company 8.500%, 04/21/23	60,776
200,000	Ford Motor Credit Company, LLC 4.389%, 01/08/26	201,982
200,000	3.664%, 09/08/24	198,680
100,000	G-III Apparel Group, Ltd.* 7.875%, 08/15/25	101,602
200,000	goeasy, Ltd.* 5.375%, 12/01/24	204,042
21,000	Group 1 Automotive, Inc.*^ 4.000%, 08/15/28	21,058
175,000	Guitar Center, Inc.* 9.500%, 10/15/21	152,280
25,000	Installed Building Products, Inc.* 5.750%, 02/01/28	26,373
200,000	International Game Technology, PLC*^ 6.250%, 01/15/27	212,876
137,000	L Brands, Inc. 6.875%, 11/01/35	139,519
47,000	9.375%, 07/01/25*	54,625
23,000	6.875%, 07/01/25*	24,687
PRINCIPAL AMOUNT		VALUE
23,000	6.694%, 01/15/27	$23,171
135,000	Lennar Corp. 5.250%, 06/01/26	153,504
170,000	M/I Homes, Inc. 5.625%, 08/01/25	176,161
70,000	4.950%, 02/01/28	73,013
43,000	Macy's Retail Holdings, LLC 3.875%, 01/15/22^	40,749
40,000	6.700%, 07/15/34*	30,854
45,000	Macy's, Inc.*^ 8.375%, 06/15/25	47,009
125,000	Mattel, Inc.* 5.875%, 12/15/27	135,921
115,000	6.750%, 12/31/25^	120,985
200,000	Mclaren Finance, PLC* 5.750%, 08/01/22	184,970
90,000	Meredith Corp.^ 6.500%, 07/01/25*	93,067
20,000	6.875%, 02/01/26	16,610
92,000	Newell Brands, Inc. 4.700%, 04/01/26	98,194
179,000	Rite Aid Corp. 8.000%, 11/15/26*	179,661
44,000	7.700%, 02/15/27	34,085
45,000	Royal Caribbean Cruises, Ltd.* 11.500%, 06/01/25	51,503
23,000	10.875%, 06/01/23	25,132
125,000	Speedway Motorsports, LLC / Speedway Funding II, Inc.* 4.875%, 11/01/27	119,474
75,000	Taylor Morrison Communities, Inc.* 5.750%, 01/15/28	83,088
125,000	Twin River Worldwide Holdings, Inc.* 6.750%, 06/01/27	126,749
44,202	US Airways Pass Through Trust Series 2012-2, Class B 6.750%, 12/03/22	40,045
23,000	Viking Cruises, Ltd.* 13.000%, 05/15/25	26,005
105,000	VOC Escrow, Ltd.* 5.000%, 02/15/28	91,367
		5,375,855
	Consumer Staples (3.7%)
45,000	Central Garden & Pet Company 4.125%, 10/15/30	45,611
75,000	Dean Foods Company* 6.500%, 03/15/23	1,276
45,000	Edgewell Personal Care Company* 5.500%, 06/01/28	47,398
67,000	Energizer Holdings, Inc.* 4.375%, 03/31/29	67,750
70,000	Fresh Market, Inc.* 9.750%, 05/01/23	67,063

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

High Income Opportunities Fund Schedule of Investments October 31, 2020

PRINCIPAL AMOUNT		VALUE
105,000	JBS USA LUX, SA / JBS USA Finance, Inc.* 6.750%, 02/15/28	$115,614
42,000	JBS USA LUX, SA / JBS USA Food Company / JBS USA Finance, Inc.* 6.500%, 04/15/29	47,270
95,000	Kraft Heinz Foods Company 4.375%, 06/01/46	97,675
23,000	4.250%, 03/01/31*	24,990
23,000	3.875%, 05/15/27*	24,366
63,000	New Albertson's, Inc. 7.750%, 06/15/26	70,804
27,000	8.000%, 05/01/31	31,433
145,000	Pilgrim's Pride Corp.* 5.875%, 09/30/27	153,371
60,000	5.750%, 03/15/25	61,490
110,000	Post Holdings, Inc.* 5.750%, 03/01/27	115,377
35,000	5.500%, 12/15/29	37,858
30,000	5.625%, 01/15/28	31,648
25,000	4.625%, 04/15/30	25,689
104,000	Simmons Foods, Inc.* 7.750%, 01/15/24	108,756
100,000	United Natural Foods, Inc.* 6.750%, 10/15/28	101,217
131,000	Vector Group, Ltd.* 6.125%, 02/01/25	131,009
		1,407,665
	Energy (8.3%)
90,000	Apache Corp. 5.100%, 09/01/40	82,818
52,000	4.875%, 11/15/27	48,854
46,000	4.625%, 11/15/25^	43,689
82,000	Bruin E&P Partners, LLC* 8.875%, 08/01/23	157
75,000	Buckeye Partners, LP 3.950%, 12/01/26	69,756
50,000	5.850%, 11/15/43	44,464
52,000	Calfrac Holdings, LP 8.500%, 06/15/26*	4,977
85,000	ChampionX Corp. 6.375%, 05/01/26	81,383
145,000	Chaparral Energy, Inc.*@ 8.750%, 07/15/23	7,859
110,000	Cheniere Energy Partners, LP 5.625%, 10/01/26	112,970
45,000	Cheniere Energy, Inc.* 4.625%, 10/15/28	46,719
74,000	Chesapeake Energy Corp.*@ 11.500%, 01/01/25	11,441
23,000	CNX Resources Corp.* 7.250%, 03/14/27	24,294
90,000	Continental Resources, Inc. 3.800%, 06/01/24	84,109
PRINCIPAL AMOUNT		VALUE
70,000	4.375%, 01/15/28^	$63,076
125,000	DCP Midstream Operating, LP*‡ 5.850%, 05/21/43 3 mo. USD LIBOR + 3.85%	93,771
75,000	Diamond Offshore Drilling, Inc.@ 7.875%, 08/15/25	5,272
220,000	Energy Transfer Operating, LP‡ 3.232%, 11/01/66 3 mo. USD LIBOR + 3.02%	113,696
120,000	EnLink Midstream Partners, LP 6.000%, 12/15/22‡ 3 mo. USD LIBOR + 4.11%	51,926
100,000	4.850%, 07/15/26	85,517
75,000	EQT Corp. 8.750%, 02/01/30	93,285
40,000	7.875%, 02/01/25	44,569
23,000	5.000%, 01/15/29	23,000
117,000	Genesis Energy, LP / Genesis Energy Finance Corp. 6.250%, 05/15/26	94,026
130,000	Gulfport Energy Corp. 6.375%, 05/15/25	72,319
100,000	6.000%, 10/15/24	55,650
24,000	Hess Midstream Operations, LP* 5.125%, 06/15/28	24,145
24,000	Holly Energy Partners, LP / Holly Energy Finance Corp.* 5.000%, 02/01/28	22,493
76,000	Laredo Petroleum, Inc. 10.125%, 01/15/28	33,287
183,000	Lonestar Resources America, Inc.*@ 11.250%, 01/01/23	24,723
155,000	Magnolia Oil & Gas Operating, LLC / Magnolia Oil & Gas Finance Corp.* 6.000%, 08/01/26	147,425
50,000	Moss Creek Resources Holdings, Inc.* 7.500%, 01/15/26	25,044
45,000	10.500%, 05/15/27	23,392
50,000	Murphy Oil Corp. 5.875%, 12/01/27	39,511
46,000	New Fortress Energy, Inc.* 6.750%, 09/15/25	47,514
25,000	Newfield Exploration Company 5.750%, 01/30/22	25,238
45,000	Nine Energy Service, Inc.* 8.750%, 11/01/23	13,420
65,000	Oasis Petroleum, Inc.*@ 6.250%, 05/01/26	13,005
280,000	Occidental Petroleum Corp. 4.300%, 08/15/39	189,666
203,000	2.900%, 08/15/24	169,290
168,000	2.700%, 08/15/22	155,489
66,000	5.875%, 09/01/25	58,178
46,000	6.625%, 09/01/30	40,365

See accompanying Notes to Schedule of Investments

www.calamos.com

High Income Opportunities Fund Schedule of Investments October 31, 2020

PRINCIPAL AMOUNT		VALUE
25,000	Ovintiv, Inc. 6.500%, 08/15/34	$23,448
82,000	Par Petroleum, LLC / Par Petroleum Finance Corp.* 7.750%, 12/15/25	66,505
75,000	Parkland Fuel Corp.* 5.875%, 07/15/27	77,534
40,000	Parsley Energy, LLC / Parsley Finance Corp.* 5.250%, 08/15/25	41,260
100,000	Plains All American Pipeline, LP‡ 6.125%, 11/15/22 3 mo. USD LIBOR + 4.11%	61,811
100,000	SESI, LLC 7.750%, 09/15/24	24,092
34,000	SM Energy Company*^ 10.000%, 01/15/25	32,485
23,000	Southwestern Energy Company 8.375%, 09/15/28	24,132
52,000	Transocean, Inc.* 11.500%, 01/30/27	17,383
150,000	Vine Oil & Gas, LP / Vine Oil & Gas Finance Corp.* 8.750%, 04/15/23	110,421
50,000	Viper Energy Partners, LP*^ 5.375%, 11/01/27	51,050
140,000	W&T Offshore, Inc.* 9.750%, 11/01/23	92,439
47,000	Weatherford International, Ltd.*^ 11.000%, 12/01/24	27,832
23,000	WPX Energy, Inc. 5.875%, 06/15/28	23,675
		3,185,849
	Financials (14.6%)
337,000	Acrisure, LLC / Acrisure Finance, Inc.*^ 7.000%, 11/15/25	337,222
93,000	AG Issuer, LLC* 6.250%, 03/01/28	91,263
205,000	Alliant Holdings Intermediate, LLC / Alliant Holdings Co-Issuer* 6.750%, 10/15/27	215,478
160,000	Ally Financial, Inc. 8.000%, 11/01/31	221,613
205,000	Amwins Group, Inc.* 7.750%, 07/01/26	219,844
215,000	AssuredPartners, Inc.* 7.000%, 08/15/25	219,840
98,000	Aviation Capital Group, LLC* 3.500%, 11/01/27	86,800
46,000	3.875%, 05/01/23	46,086
25,000	6.750%, 04/06/21	25,425
230,000	Brookfield Property REIT, Inc. / BPR Cumulus, LLC / BPR Nimbus, LLC / GGSI Sellco, LLC* 5.750%, 05/15/26	191,091
PRINCIPAL AMOUNT		VALUE
130,000	Credit Acceptance Corp. 6.625%, 03/15/26	$135,156
89,000	5.125%, 12/31/24*	89,156
29,000	Cushman & Wakefield US Borrower, LLC* 6.750%, 05/15/28	30,945
125,000	Donnelley Financial Solutions, Inc.^ 8.250%, 10/15/24	131,608
46,000	Genworth Mortgage Holdings, Inc.* 6.500%, 08/15/25	48,049
84,972	Global Aircraft Leasing Company, Ltd.* 6.500%, 09/15/24 7.250% PIK rate	57,037
156,000	Greystar Real Estate Partners, LLC* 5.750%, 12/01/25	158,741
18,000	HAT Holdings I, LLC / HAT Holdings II, LLC* 6.000%, 04/15/25	19,011
420,000	HUB International, Ltd.* 7.000%, 05/01/26	431,273
115,000	Icahn Enterprises, LP / Icahn Enterprises Finance Corp. 5.250%, 05/15/27	119,233
160,000	ILFC E-Capital Trust II*‡ 3.230%, 12/21/65 3 mo. USD LIBOR + 1.80%	90,635
230,000	Iron Mountain, Inc.* 5.250%, 03/15/28	237,535
200,000	Jefferies Finance, LLC / JFIN Co-Issuer Corp.* 6.250%, 06/03/26	204,936
207,000	Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp.* 5.250%, 10/01/25	189,653
25,000	4.250%, 02/01/27	21,725
193,000	MetLife, Inc. 6.400%, 12/15/66	241,844
46,000	MGIC Investment Corp. 5.250%, 08/15/28	47,520
217,000	Navient Corp. 5.000%, 03/15/27	202,849
100,000	6.750%, 06/25/25	101,838
185,000	OneMain Finance Corp. 6.875%, 03/15/25	203,803
140,000	7.125%, 03/15/26	155,340
35,000	8.875%, 06/01/25	38,530
25,000	6.625%, 01/15/28	27,396
55,000	Park Intermediate Holdings, LLC / PK Domestic Property, LLC / PK Finance Co-Issuer* 7.500%, 06/01/25	57,828
45,000	5.875%, 10/01/28	44,388
125,000	Radian Group, Inc. 4.875%, 03/15/27	128,610
55,000	SLM Corp. 4.200%, 10/29/25	55,890
150,000	Starwood Property Trust, Inc. 4.750%, 03/15/25	146,124

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

High Income Opportunities Fund Schedule of Investments October 31, 2020

PRINCIPAL AMOUNT		VALUE
90,000	StoneX Group, Inc.* 8.625%, 06/15/25	$96,269
45,000	Tronox Finance, PLC* 5.750%, 10/01/25	45,000
68,000	United Shore Financial Services, LLC* 5.500%, 11/15/25	68,472
96,000	VICI Properties, LP / VICI Note Company, Inc.* 3.750%, 02/15/27	96,445
56,000	4.625%, 12/01/29	58,285
48,000	4.125%, 08/15/30	48,658
98,000	XHR, LP* 6.375%, 08/15/25	97,383
		5,581,827
	Health Care (8.1%)
180,000	Acadia Healthcare Company, Inc. 6.500%, 03/01/24	185,279
46,000	5.000%, 04/15/29*	47,585
295,000	Bausch Health Americas, Inc.* 8.500%, 01/31/27	322,872
100,000	Bausch Health Companies, Inc.* 5.000%, 01/30/28	98,882
100,000	Centene Corp. 4.250%, 12/15/27	105,417
46,000	3.000%, 10/15/30	47,790
388,000	CHS/Community Health Systems, Inc. 8.125%, 06/30/24*^	299,513
110,000	8.000%, 03/15/26*	110,589
75,000	6.250%, 03/31/23	74,458
115,000	DaVita, Inc.* 4.625%, 06/01/30	116,992
23,000	3.750%, 02/15/31	22,138
45,000	Encompass Health Corp. 4.750%, 02/01/30	46,921
45,000	4.500%, 02/01/28	46,171
130,000	HCA, Inc. 7.500%, 11/06/33	175,387
80,000	Mallinckrodt International Finance, SA / Mallinckrodt CB, LLC* 5.625%, 10/15/23	26,000
107,000	Team Health Holdings, Inc.* 6.375%, 02/01/25	65,902
220,000	Tenet Healthcare Corp. 6.250%, 02/01/27*	228,747
130,000	6.875%, 11/15/31	129,605
125,000	4.875%, 01/01/26*	126,996
216,000	Teva Pharmaceutical Finance Company, BV 2.950%, 12/18/22	209,485
200,000	Teva Pharmaceutical Finance Netherlands III, BV 6.000%, 04/15/24^	202,012
180,000	2.800%, 07/21/23	171,023
240,000	West Street Merger Sub, Inc.* 6.375%, 09/01/25	244,030
		3,103,794
PRINCIPAL AMOUNT		VALUE
	Industrials (14.0%)
90,000	Abercrombie & Fitch Management Company* 8.750%, 07/15/25	$96,298
95,000	ACCO Brands Corp.*^ 5.250%, 12/15/24	97,468
120,000	Albertsons Companies, Inc. / Safeway, Inc. / New Albertsons, LP / Albertsons, LLC* 4.625%, 01/15/27	124,654
73,000	4.875%, 02/15/30	77,633
175,000	Allison Transmission, Inc.* 4.750%, 10/01/27	181,639
25,000	5.875%, 06/01/29	27,331
78,000	American Airlines Group, Inc.* 5.000%, 06/01/22	51,473
20,000	3.750%, 03/01/25^	9,975
225,000	ARD Finance, SA* 6.500%, 06/30/27 7.250% PIK rate	228,798
40,000	Avolon Holdings Funding, Ltd.* 2.875%, 02/15/25	37,574
150,000	Beacon Roofing Supply, Inc.* 4.875%, 11/01/25	147,441
75,000	Cascades, Inc. /Cascades USA, Inc.* 5.125%, 01/15/26	78,508
50,000	5.375%, 01/15/28	52,439
23,000	Delta Air Lines, Inc. 7.375%, 01/15/26	23,817
23,000	3.800%, 04/19/23	21,973
23,000	Delta Air Lines, Inc. / SkyMiles IP, Ltd.* 4.750%, 10/20/28	23,536
11,000	4.500%, 10/20/25	11,175
45,000	EnerSys* 4.375%, 12/15/27	46,346
245,000	Fly Leasing, Ltd. 5.250%, 10/15/24	202,750
46,000	GFL Environmental, Inc.* 3.750%, 08/01/25	46,367
110,000	Golden Nugget, Inc.* 6.750%, 10/15/24	93,310
80,000	8.750%, 10/01/25^	65,807
52,000	Graham Packaging Company, Inc.* 7.125%, 08/15/28	54,649
50,000	Granite US Holdings Corp.*^ 11.000%, 10/01/27	52,073
60,000	Graphic Packaging International, LLC* 4.750%, 07/15/27	65,399
155,000	Great Lakes Dredge & Dock Corp. 8.000%, 05/15/22	159,698
165,000	H&E Equipment Services, Inc. 5.625%, 09/01/25	171,313
125,000	Herc Holdings, Inc.* 5.500%, 07/15/27	128,704

See accompanying Notes to Schedule of Investments

www.calamos.com

High Income Opportunities Fund Schedule of Investments October 31, 2020

PRINCIPAL AMOUNT		VALUE
115,000	Howmet Aerospace, Inc. 5.125%, 10/01/24^	$121,193
40,000	6.875%, 05/01/25	44,532
150,000	Jeld-Wen, Inc.* 4.625%, 12/15/25	152,428
92,000	KeHE Distributors, LLC / KeHE Finance Corp.* 8.625%, 10/15/26	99,706
68,000	Ken Garff Automotive, LLC* 4.875%, 09/15/28	67,716
46,000	MasTec, Inc.* 4.500%, 08/15/28	47,323
205,000	Meritor, Inc. 6.250%, 02/15/24	209,004
60,000	Moog, Inc.* 4.250%, 12/15/27	61,670
120,000	Nationstar Mortgage Holdings, Inc.* 6.000%, 01/15/27	120,146
165,000	Navistar International Corp.* 6.625%, 11/01/25	170,821
45,000	9.500%, 05/01/25	49,895
95,000	Novelis Corp.* 4.750%, 01/30/30	96,485
105,000	Park-Ohio Industries, Inc.^ 6.625%, 04/15/27	100,883
50,000	Patrick Industries, Inc.* 7.500%, 10/15/27	54,305
77,000	Peninsula Pacific Entertainment, LLC / Peninsula Pacific Entertainment Finance In* 8.500%, 11/15/27	80,236
23,000	Picasso Finance Sub, Inc.* 6.125%, 06/15/25	24,307
100,000	QVC, Inc. 4.375%, 09/01/28	100,257
80,000	Scientific Games International, Inc.* 5.000%, 10/15/25	80,436
56,000	SEG Holding, LLC / SEG Finance Corp.* 5.625%, 10/15/28	56,942
41,000	Sensata Technologies, Inc.* 3.750%, 02/15/31	40,642
45,000	Standard Industries, Inc.* 5.000%, 02/15/27	46,630
23,000	4.375%, 07/15/30	23,824
145,000	Station Casinos, LLC* 4.500%, 02/15/28	136,726
124,000	5.000%, 10/01/25	123,539
69,000	STL Holding Company, LLC* 7.500%, 02/15/26	68,765
105,000	Tennant Company 5.625%, 05/01/25	108,891
195,000	TransDigm, Inc. 7.500%, 03/15/27	201,772
125,000	6.250%, 03/15/26*	130,471
PRINCIPAL AMOUNT		VALUE
35,000	United Rentals North America, Inc. 5.875%, 09/15/26	$36,876
22,000	3.875%, 02/15/31	22,306
75,000	Waste Pro USA, Inc.* 5.500%, 02/15/26	76,033
47,000	WESCO Distribution, Inc.* 7.125%, 06/15/25	50,812
25,000	7.250%, 06/15/28	27,413
23,000	WR Grace & Co-Conn* 4.875%, 06/15/27	23,989
115,000	XPO Logistics, Inc.* 6.750%, 08/15/24	121,805
		5,356,927
	Information Technology (2.0%)
50,000	CDK Global, Inc.* 5.250%, 05/15/29	53,698
112,000	CommScope Technologies, LLC* 6.000%, 06/15/25	111,220
70,000	Dell International, LLC / EMC Corp.* 6.100%, 07/15/27	83,243
40,000	5.850%, 07/15/25	47,024
48,000	Fair Isaac Corp.* 4.000%, 06/15/28	49,737
100,000	KBR, Inc.* 4.750%, 09/30/28	101,613
46,000	MPH Acquisition Holdings, LLC*^ 5.750%, 11/01/28	45,174
75,000	MTS Systems Corp.* 5.750%, 08/15/27	76,138
68,000	ON Semiconductor Corp.* 3.875%, 09/01/28	69,286
72,000	Open Text Corp.* 3.875%, 02/15/28	73,248
66,000	PTC, Inc.* 4.000%, 02/15/28	68,377
		778,758
	Materials (3.5%)
47,000	Allegheny Technologies, Inc.^ 5.875%, 12/01/27	44,315
75,000	ArcelorMittal, SA 7.250%, 10/15/39	91,741
46,000	Big River Steel, LLC / BRS Finance Corp.* 6.625%, 01/31/29	47,434
95,000	Clearwater Paper Corp.* 4.750%, 08/15/28	96,691
65,000	Freeport-McMoRan, Inc. 5.000%, 09/01/27	67,855
48,000	5.450%, 03/15/43	54,836
45,000	5.400%, 11/14/34	51,455
68,000	HB Fuller Company 4.250%, 10/15/28	69,275
71,000	Hudbay Minerals, Inc.* 6.125%, 04/01/29	73,036

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

High Income Opportunities Fund Schedule of Investments October 31, 2020

PRINCIPAL AMOUNT		VALUE
85,000	JW Aluminum Continuous Cast Company* 10.250%, 06/01/26	$89,384
75,000	Kaiser Aluminum Corp.* 4.625%, 03/01/28	74,523
40,000	6.500%, 05/01/25	42,538
25,000	Mineral Resources, Ltd.* 8.125%, 05/01/27	27,407
90,000	New Gold, Inc.* 6.375%, 05/15/25	93,463
23,000	7.500%, 07/15/27	24,862
25,000	Norbord, Inc.* 5.750%, 07/15/27	26,488
45,000	Owens-Brockway Glass Container, Inc.*^ 6.625%, 05/13/27	48,334
205,000	PBF Holding Company, LLC / PBF Finance Corp. 7.250%, 06/15/25^	86,151
23,000	9.250%, 05/15/25*	20,558
110,000	Silgan Holdings, Inc. 4.125%, 02/01/28	114,316
75,000	Univar Solutions USA, Inc.* 5.125%, 12/01/27	77,889
		1,322,551
	Real Estate (1.0%)
130,000	CBL & Associates, LP 5.250%, 12/01/23	49,400
125,000	Forestar Group, Inc.* 8.000%, 04/15/24	131,704
67,000	5.000%, 03/01/28	66,544
125,000	Service Properties Trust 4.350%, 10/01/24	111,015
45,000	5.250%, 02/15/26	39,348
		398,011
	Utilities (1.2%)
72,000	Calpine Corp.* 4.500%, 02/15/28	73,349
179,000	PPL Capital Funding, Inc.‡ 2.885%, 03/30/67 3 mo. USD LIBOR + 2.67%	141,940
55,000	Talen Energy Supply, LLC* 10.500%, 01/15/26	38,263
25,000	7.250%, 05/15/27	25,094
150,000	TerraForm Power Operating, LLC* 5.000%, 01/31/28	164,971
		443,617
	TOTAL CORPORATE BONDS (Cost $33,581,377)	32,215,085
CONVERTIBLE BONDS (1.2%)
	Consumer Discretionary (0.9%)
244,000	DISH Network Corp. 2.375%, 03/15/24	220,571
PRINCIPAL AMOUNT		VALUE
120,000	Liberty Interactive, LLC 4.000%, 11/15/29	$86,848
60,000	3.750%, 02/15/30	44,219
		351,638
	Financials (0.3%)
125,000	Prospect Capital Corp. 4.950%, 07/15/22	128,454
	TOTAL CONVERTIBLE BONDS (Cost $511,025)	480,092
BANK LOANS (11.1%)¡
	Communication Services (2.2%)
123,750	Clear Channel Outdoor Holdings, Inc.‡ 3.714%, 08/21/26 3 mo. LIBOR + 3.50%	113,154
124,043	Frontier Communications Corp.‡ 6.000%, 06/15/24 1 mo. PRIME + 2.75%	122,274
94,288	iHeartCommunications, Inc.‡ 3.148%, 05/01/26 1 mo. LIBOR + 3.00%	88,782
233,900	Intelsat Jackson Holdings, SA 8.625%, 01/02/24	236,076
125,000	Intelsat Jackson Holdings, SA‡ 8.750%, 01/02/24 3 mo. PRIME + 5.50%	126,111
65,000	Intelsat Jackson Holdings, SA! 0.000%, 01/02/24	65,578
70,000	Parexel International Corp.‡ 2.898%, 09/27/24 1 mo. LIBOR + 2.75%	67,288
		819,263
	Consumer Discretionary (1.6%)
270,080	PetSmart, Inc.‡ 4.500%, 03/11/22 3 mo. LIBOR + 3.50%	267,849
128,359	Staples, Inc.‡ 5.251%, 04/16/26 3 mo. LIBOR + 5.00%	118,347
239,269	Weight Watchers International, Inc.‡ 5.500%, 11/29/24 1 mo. LIBOR + 4.75%	239,628
		625,824
	Energy (0.3%)
24,172	Lealand Finance Company, BV‡ 4.145%, 06/30/25 1 mo. LIBOR + 4.00%	15,511
1,683	McDermott Technology Americas, Inc.‡ 3.145%, 06/30/24 1 mo. LIBOR + 3.00%	1,389
120,066	Par Pacific Holdings, Inc.‡ 6.980%, 01/12/26 3 mo. LIBOR + 6.75%	100,855
		117,755

See accompanying Notes to Schedule of Investments

www.calamos.com

High Income Opportunities Fund Schedule of Investments October 31, 2020

PRINCIPAL AMOUNT		VALUE
	Financials (0.3%)
129,350	Connect Finco Sarl‡ 5.500%, 12/11/26 1 mo. LIBOR + 4.50%	$126,925
	Health Care (3.4%)
268,749	Amneal Pharmaceuticals, LLC‡ 3.688%, 05/04/25 1 mo. LIBOR + 3.50%	257,214
163,731	Endo International, PLC‡ 5.000%, 04/29/24 3 mo. LIBOR + 4.25%	156,090
166,955	Gentiva Health Services, Inc.‡ 3.438%, 07/02/25 1 mo. LIBOR + 3.25%	163,825
254,563	Mallinckrodt International Finance, SA‡ 5.500%, 09/24/24 3 mo. LIBOR + 4.75%	235,679
260,219	Ortho Clinical Diagnostics, SA‡ 3.390%, 06/30/25 1 mo. LIBOR + 3.25%	252,006
267,380	Team Health Holdings, Inc.‡ 3.750%, 02/06/24 1 mo. LIBOR + 2.75%	219,126
		1,283,940
	Industrials (1.9%)
197,500	Berry Global, Inc.‡ 2.147%, 07/01/26 1 mo. LIBOR + 2.00%	191,503
130,801	BW Gas & Convenience Holdings, LLC‡ 6.410%, 11/18/24 1 mo. LIBOR + 6.25%	130,495
94,525	Dun & Bradstreet Corp.‡ 3.906%, 02/06/26 1 mo. LIBOR + 3.75%	93,264
99,000	Granite US Holdings Corp.‡ 5.470%, 09/30/26 3 mo. LIBOR + 5.25%	93,060
73,628	Navistar International Corp.‡ 3.650%, 11/06/24 1 mo. LIBOR + 3.50%	73,095
153,817	Scientific Games International, Inc.‡ 2.898%, 08/14/24 1 mo. LIBOR + 2.75%	143,494
		724,911
	Information Technology (1.2%)
245,625	BMC Software Finance, Inc.‡ 4.398%, 10/02/25 1 mo. LIBOR + 4.25%	239,266
124,063	Camelot U.S. Acquisition 1 Company‡ 3.148%, 10/30/26 1 mo. LIBOR + 3.00%	121,064
102,868	VFH Parent, LLC‡ 3.145%, 03/01/26 1 mo. LIBOR + 3.00%	101,872
		462,202
PRINCIPAL AMOUNT		VALUE
	Materials (0.2%)
79,600	Innophos, Inc.‡ 3.648%, 02/07/27 1 mo. LIBOR + 3.50%	$78,406
	TOTAL BANK LOANS (Cost $4,439,027)	4,239,226
NUMBER OF SHARES		VALUE
COMMON STOCKS (1.2%)
	Communication Services (0.0%)
1,527	Cumulus Media, Inc. - Class A#	7,727
	Energy (1.2%)
215	Chevron Corp.	14,942
5,734	Denbury, Inc.#	95,127
6,100	Energy Transfer, LP	31,415
4,645	Enterprise Products Partners, LP	76,968
660	EP Energy Corp.#	12,210
1,525	GasLog, Ltd.	3,629
1,840	Magellan Midstream Partners, LP	65,394
12,887	Mcdermott International, Ltd.^#	21,908
790	Schlumberger, Ltd.	11,803
2,675	Targa Resources Corp.	42,934
4,769	Tidewater, Inc.#	27,946
1,565	Weatherford International, PLC^#	3,271
1,478	Whiting Petroleum Corp.#	21,579
965	Williams Companies, Inc.	18,518
		447,644
	TOTAL COMMON STOCKS (Cost $1,421,826)	455,371
PREFERRED STOCKS (0.9%)
	Communication Services (0.3%)
3,875	United States Cellular Corp. 6.250%, 09/01/69	101,874
	Energy (0.6%)
6,130	NuStar Energy, LP‡ 7.625%, 06/15/22 3 mo. USD LIBOR + 5.64%	101,451
3,692	NuStar Energy, LP‡ 8.500%, 12/15/21 3 mo. USD LIBOR + 6.77%	69,151
4,185	NuStar Logistics, LP‡ 6.971%, 01/15/43 3 mo. USD LIBOR + 6.73%	78,427
		249,029
	TOTAL PREFERRED STOCKS (Cost $459,399)	350,903

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

High Income Opportunities Fund Schedule of Investments October 31, 2020

NUMBER OF SHARES		VALUE
WARRANTS (0.0%)#
	Energy (0.0%)
548	Denbury, Inc. 09/18/25, Strike $32.59	$1,849
210	Denbury, Inc. 09/18/23, Strike $35.41	394
4,950	Mcdermott International, Ltd. 05/01/24, Strike $15.98	1
4,455	Mcdermott International, Ltd. 05/01/24, Strike $12.33	—
	TOTAL WARRANTS (Cost $33,258)	2,244
SHORT TERM INVESTMENTS (0.6%)
112,317	JPMorgan Prime Money Market Fund - Capital Class, 0.070%***	112,384
112,377	Morgan Stanley Institutional Liquidity Funds - Government Portfolio, 0.020%***	112,377
	TOTAL SHORT TERM INVESTMENTS (Cost $224,761)	224,761
NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (6.2%)
2,377,560	State Street Navigator Securities Lending Government Money Market Portfolio† (Cost $2,377,560)	2,377,560
	TOTAL INVESTMENTS (105.4%) (Cost $43,048,233)	40,345,242
PAYABLE UPON RETURN OF SECURITIES ON LOAN (-6.2%)		(2,377,560)
OTHER ASSETS, LESS LIABILITIES (0.8%)		309,134
NET ASSETS (100.0%)		$38,276,816

NOTES TO SCHEDULE OF INVESTMENTS

*  Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers ("QIBs"), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

^  Security, or portion of security, is on loan.

@  In default status and considered non-income producing.

‡  Variable rate security. The rate shown is the rate in effect at October 31, 2020.

¡  Bank loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of bank loans may be substantially less than the stated maturities shown.

!  This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate, which will be adjusted on settlement date.

#  Non-income producing security.

***  The rate disclosed is the 7 day net yield as of October 31, 2020.

†  Represents investment of cash collateral received from securities on loan as of October 31, 2020.

See accompanying Notes to Schedule of Investments

www.calamos.com

Short-Term Bond Fund Schedule of Investments October 31, 2020

PRINCIPAL AMOUNT		VALUE
CORPORATE BONDS (70.2%)
	Airlines (1.6%)
430,546	Air Canada Pass Through Trust Series 2013-1, Class B* 5.375%, 11/15/22	$392,490
187,246	Air Canada Pass Through Trust Series 2015-1, Class B* 3.875%, 09/15/24	157,556
430,519	Air Canada Pass Through Trust Series 2015-2, Class B* 5.000%, 06/15/25	353,189
425,000	Alaska Airlines Pass Through Trust Series 2020-1, Class B* 8.000%, 02/15/27	444,516
294,713	British Airways Pass Through Trust Series 2013-1, Class A* 4.625%, 12/20/25	283,490
262,660	Southwest Airlines Company Pass Through Trust Series 2007-1 6.650%, 08/01/22	264,091
250,000	Spirit Loyalty Cayman, Ltd. / Spirit IP Cayman, Ltd.* 8.000%, 09/20/25	265,625
417,637	UAL Pass Through Trust Series 2007-1 6.636%, 01/02/24	389,915
267,648	United Airlines Pass Through Trust Series 2014-2, Class B 4.625%, 03/03/24	250,620
		2,801,492
	Communication Services (2.7%)
300,000	Ashtead Capital, Inc.* 4.125%, 08/15/25	308,073
223,000	Charter Communications Operating, LLC / Charter Communications Operating Capital 4.464%, 07/23/22	236,382
690,000	Crown Castle Towers, LLC* 3.222%, 05/15/42	698,094
300,000	3.720%, 07/15/43	312,495
500,000	Electronic Arts, Inc. 3.700%, 03/01/21	504,075
500,000	Hughes Satellite Systems Corp. 7.625%, 06/15/21	515,340
250,000	Netflix, Inc. 5.500%, 02/15/22	262,587
250,000	5.375%, 02/01/21	252,573
250,000	Qwest Corp. 6.750%, 12/01/21	262,605
500,000	SBA Communications Corp. 4.000%, 10/01/22	504,625
500,000	Sirius XM Radio, Inc.* 3.875%, 08/01/22	505,015
PRINCIPAL AMOUNT		VALUE
125,000	Sprint Spectrum Company, LLC / Sprint Spectrum Company II, LLC / Sprint Spectrum Company III, LLC* 3.360%, 03/20/23	$126,494
250,000	T-Mobile USA, Inc.^ 4.000%, 04/15/22	258,675
		4,747,033
	Consumer Discretionary (9.1%)
500,000	American Honda Finance Corp. 2.200%, 06/27/22	514,995
500,000	0.650%, 09/08/23	501,380
250,000	3.150%, 01/08/21	251,273
250,000	BMW US Capital, LLC* 2.950%, 04/14/22^	258,907
250,000	2.000%, 04/11/21	251,515
500,000	Cargill, Inc.* 3.250%, 11/15/21	514,765
250,000	D.R. Horton, Inc. 2.550%, 12/01/20	250,418
500,000	Daimler Finance North America, LLC* 3.000%, 02/22/21	503,845
250,000	3.400%, 02/22/22	258,722
467,307	Delta Air Lines Pass Through Trust Series 2007-1, Class A 6.821%, 02/10/24	466,018
198,078	Delta Air Lines Pass Through Trust Series 2007-1, Class B 8.021%, 02/10/24	197,614
250,000	Expedia Group, Inc.* 7.000%, 05/01/25	267,635
750,000	Ford Motor Credit Company, LLC 3.339%, 03/28/22	749,925
500,000	3.370%, 11/17/23	496,185
250,000	3.350%, 11/01/22	249,533
250,000	General Motors Company 5.400%, 10/02/23	276,670
400,000	General Motors Financial Company, Inc. 3.200%, 07/06/21	405,388
300,000	Hanesbrands, Inc.* 5.375%, 05/15/25	316,110
500,000	Harley-Davidson Financial Services, Inc.* 3.550%, 05/21/21	507,095
500,000	Hasbro, Inc. 2.600%, 11/19/22	517,165
250,000	3.150%, 05/15/21	252,115
144,000	International Game Technology, PLC* 6.250%, 02/15/22	147,744
500,000	Lennar Corp. 4.750%, 11/15/22	526,405
250,000	6.250%, 12/15/21	258,297
150,000	8.375%, 01/15/21	152,354
500,000	Marriott International, Inc.‡ 0.898%, 03/08/21 3 mo. USD LIBOR + 0.65%	498,495

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Short-Term Bond Fund Schedule of Investments October 31, 2020

PRINCIPAL AMOUNT		VALUE
250,000	Marriott International, Inc.‡ 0.846%, 12/01/20 3 mo. USD LIBOR + 0.60%	$249,805
500,000	Meritage Homes Corp. 7.000%, 04/01/22	533,230
250,000	MGM Resorts International 6.000%, 03/15/23	260,565
500,000	Newell Brands, Inc. 4.350%, 04/01/23	522,555
500,000	Panasonic Corp.* 2.536%, 07/19/22	514,685
650,000	Penske Automotive Group, Inc. 5.375%, 12/01/24	664,137
500,000	Penske Truck Leasing Company, LP / PTL Finance Corp.* 3.650%, 07/29/21	510,510
525,000	PulteGroup, Inc. 4.250%, 03/01/21	528,596
500,000	Service Corp. International 8.000%, 11/15/21	532,340
250,000	Starbucks Corp. 1.300%, 05/07/22	253,645
250,000	Target Corp. 2.250%, 04/15/25	267,145
605,000	Taylor Morrison Communities, Inc.* 5.875%, 04/15/23	640,175
355,000	Toll Brothers Finance Corp.^ 5.875%, 02/15/22	369,928
500,000	Toyota Motor Corp. 2.157%, 07/02/22	515,115
515,469	US Airways Pass Through Trust Series 2012-2, Class B 6.750%, 12/03/22	466,994
		16,419,993
	Consumer Staples (1.5%)
516,000	General Mills, Inc.^ 3.200%, 04/16/21	522,677
653,000	Land O'Lakes, Inc.* 6.000%, 11/15/22	702,204
350,000	McCormick & Company, Inc. 2.700%, 08/15/22	363,464
500,000	Mondelez International Holdings Netherlands, BV* 2.000%, 10/28/21	507,340
250,000	2.125%, 09/19/22	257,690
250,000	PepsiCo, Inc. 2.250%, 03/19/25	266,950
		2,620,325
	Energy (2.4%)
750,000	Baltimore Gas & Electric Company 2.800%, 08/15/22	777,465
300,000	CenterPoint Energy Houston Electric, LLC 1.850%, 06/01/21	302,367
PRINCIPAL AMOUNT		VALUE
500,000	DCP Midstream Operating, LP* 4.750%, 09/30/21	$513,895
500,000	Halliburton Company 3.250%, 11/15/21	510,115
1,000,000	Occidental Petroleum Corp. 2.700%, 08/15/22	925,530
250,000	ONEOK, Inc. 2.750%, 09/01/24	255,187
500,000	Phillips 66 4.300%, 04/01/22	525,880
500,000	Saudi Arabian Oil Company* 2.750%, 04/16/22	512,610
		4,323,049
	Financials (28.9%)
500,000	AerCap Ireland Capital DAC / AerCap Global Aviation Trust 2.875%, 08/14/24	495,145
150,000	4.450%, 12/16/21	153,776
500,000	Ally Financial, Inc. 4.125%, 02/13/22	520,900
250,000	4.250%, 04/15/21	253,920
250,000	3.050%, 06/05/23	261,877
250,000	1.450%, 10/02/23^	252,500
250,000	American Express Company 3.700%, 11/05/21	257,840
250,000	3.000%, 02/22/21	251,495
250,000	2.750%, 05/20/22	258,815
500,000	American International Group, Inc. 3.300%, 03/01/21	503,600
250,000	4.875%, 06/01/22	267,412
750,000	Ameriprise Financial, Inc. 3.000%, 03/22/22	777,667
500,000	Aon Corp. 2.200%, 11/15/22	517,890
680,000	Ares Capital Corp. 3.500%, 02/10/23	701,420
1,000,000	Asian Development Bank 1.625%, 03/16/21	1,005,330
750,000	Aviation Capital Group, LLC* 2.875%, 01/20/22	749,317
250,000	6.750%, 04/06/21	254,250
250,000	3.875%, 05/01/23	250,470
250,000	Bank of America Corp.‡ 2.456%, 10/22/25 3 mo. USD LIBOR + 0.87%	264,120
250,000	0.981%, 09/25/25 SOFR plus + 0.91%	250,140
500,000	Bank of Montreal 2.900%, 03/26/22	517,980
500,000	2.050%, 11/01/22	516,725
500,000	Bank of New York Mellon Corp. 1.950%, 08/23/22	515,120
500,000	Bank of Nova Scotia 2.375%, 01/18/23	520,850

See accompanying Notes to Schedule of Investments

www.calamos.com

Short-Term Bond Fund Schedule of Investments October 31, 2020

PRINCIPAL AMOUNT		VALUE
250,000	1.950%, 02/01/23	$258,445
400,000	BP Capital Markets, PLC 3.561%, 11/01/21	412,568
450,000	Buffalo State College Foundation Housing Corp. 2.100%, 11/01/22	458,462
400,000	2.000%, 11/01/21	404,966
500,000	Capital One Financial Corp. 2.600%, 05/11/23	524,180
500,000	Capital One, N.A. 2.150%, 09/06/22	514,635
400,000	Caterpillar Financial Services Corp. 3.350%, 12/07/20	401,208
250,000	2.950%, 02/26/22	258,667
500,000	Citigroup, Inc.‡ 1.678%, 05/15/24 SOFR + 1.67%	512,320
250,000	2.312%, 11/04/22 SOFR + 0.87%	254,563
250,000	Citizens Bank, N.A. 3.250%, 02/14/22	258,485
475,000	Credit Acceptance Corp.* 5.125%, 12/31/24	475,831
500,000	Credit Suisse AG/New York NY 1.000%, 05/05/23	506,285
750,000	Danske Bank, A/S*‡ 3.001%, 09/20/22 3 mo. USD LIBOR + 1.25%	763,170
250,000	Discover Bank 2.450%, 09/12/24	263,110
500,000	ERP Operating, LP 4.625%, 12/15/21	517,865
1,000,000	European Investment Bank 0.250%, 09/15/23	999,460
500,000	Fifth Third Bancorp 4.300%, 01/16/24	550,795
500,000	FNB Corp. 2.200%, 02/24/23	503,745
500,000	Franklin Resources, Inc. 2.800%, 09/15/22	521,845
500,000	Goldman Sachs Group, Inc. 3.000%, 04/26/22	506,205
150,000	5.750%, 01/24/22	159,725
250,000	HAT Holdings I, LLC / HAT Holdings II, LLC* 5.250%, 07/15/24	259,867
500,000	Huntington National Bank 1.800%, 02/03/23	513,910
250,000	Hyundai Capital America* 3.950%, 02/01/22	259,107
250,000	3.000%, 06/20/22^	257,950
250,000	2.375%, 02/10/23	257,070
1,000,000	Inter-American Development Bank 1.750%, 04/14/22	1,022,240
1,000,000	1.750%, 03/14/25	1,054,450
PRINCIPAL AMOUNT		VALUE
1,000,000	0.280%, 03/15/22‡ 3 mo. USD LIBOR + 0.03%	$1,000,150
333,000	Intercontinental Exchange, Inc. 0.700%, 06/15/23	335,055
1,000,000	International Bank for Reconstruction & Development 1.625%, 02/10/22	1,017,940
1,000,000	1.625%, 01/15/25	1,048,300
300,000	Jaguar Holding Company II / Pharmaceutical Product Development, LLC* 4.625%, 06/15/25	310,500
500,000	JPMorgan Chase & Company‡ 1.514%, 06/01/24 SOFR + 1.46%	511,080
250,000	0.653%, 09/16/24 SOFR plus + 0.60%	250,458
2,000,000	Kreditanstalt fuer Wiederaufbau 2.500%, 02/15/22	2,058,660
500,000	Lloyds Banking Group, PLC‡ 2.858%, 03/17/23 3 mo. USD LIBOR + 1.25%	514,265
250,000	Macquarie Bank, Ltd.* 2.100%, 10/17/22	257,840
650,000	Macquarie Group, Ltd.*‡ 4.150%, 03/27/24 3 mo. USD LIBOR + 1.33%	697,398
250,000	Marsh & McLennan Companies, Inc. 4.800%, 07/15/21	255,138
500,000	Metropolitan Life Global Funding I* 0.900%, 06/08/23	505,595
750,000	Mizuho Financial Group, Inc.‡ 2.721%, 07/16/23 3 mo. USD LIBOR + 0.84%	775,987
500,000	National Bank of Canada 2.150%, 10/07/22*	516,185
250,000	2.100%, 02/01/23	258,608
500,000	National Securities Clearing Corp.*^ 1.200%, 04/23/23	509,315
500,000	Navient Corp. 5.875%, 03/25/21	506,155
500,000	Nordea Bank Abp* 1.000%, 06/09/23	506,705
1,000,000	Nordic Investment Bank 0.375%, 09/11/25	993,410
1,000,000	Oesterreichische Kontrollbank, AG 1.500%, 02/12/25	1,042,240
200,000	OneMain Finance Corp. 6.125%, 05/15/22	209,226
500,000	PACCAR Financial Corp. 2.000%, 09/26/22	517,030
500,000	Pacific Life Global Funding II* 0.500%, 09/23/23	500,155
250,000	PNC Bank, N.A. 2.500%, 01/22/21	250,803

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Short-Term Bond Fund Schedule of Investments October 31, 2020

PRINCIPAL AMOUNT		VALUE
250,000	PNC Financial Services Group, Inc. 2.200%, 11/01/24	$264,642
250,000	Prudential Financial, Inc. 4.500%, 11/16/21	260,465
500,000	Reliance Standard Life Global Funding II* 3.850%, 09/19/23	538,480
250,000	Royal Bank of Canada 2.500%, 01/19/21	251,200
250,000	1.950%, 01/17/23	258,275
750,000	Santander Holdings USA, Inc. 3.700%, 03/28/22	777,000
500,000	SBA Tower Trust* 3.168%, 04/09/47	505,620
165,000	3.722%, 04/09/48	169,443
500,000	Shell International Finance, BV 1.875%, 05/10/21	503,915
250,000	2.000%, 11/07/24	262,495
750,000	Skandinaviska Enskilda Banken, AB* 3.050%, 03/25/22	777,780
250,000	Starwood Property Trust, Inc. 3.625%, 02/01/21	250,428
500,000	State Street Corp.‡ 2.354%, 11/01/25 SOFR + 0.94%	529,635
250,000	2.825%, 03/30/23	258,154
1,000,000	Svensk Exportkredit, AB 2.375%, 03/09/22	1,028,010
500,000	0.500%, 08/26/25	497,110
500,000	0.375%, 07/30/24	498,905
500,000	Toronto-Dominion Bank 0.750%, 06/12/23	503,675
350,000	2.550%, 01/25/21	351,865
250,000	0.750%, 09/11/25^	249,058
500,000	Travelers Companies, Inc. 3.900%, 11/01/20	500,000
250,000	Truist Financial Corp. 3.050%, 06/20/22	260,370
250,000	Truist Financial Corp. 2.200%, 03/16/23	259,535
500,000	USAA Capital Corp.* 1.500%, 05/01/23	512,960
250,000	2.625%, 06/01/21	253,460
500,000	Ventas Realty, LP 3.125%, 06/15/23	524,495
500,000	VICI Properties, LP / VICI Note Company, Inc.* 3.500%, 02/15/25	502,680
100,000	Weingarten Realty Investors^ 3.375%, 10/15/22	102,249
500,000	Wells Fargo & Company‡ 1.654%, 06/02/24 SOFR + 1.60%	511,175
500,000	Zions Bancorporation, N.A. 3.350%, 03/04/22	515,715
		51,996,680
PRINCIPAL AMOUNT		VALUE
	Health Care (5.1%)
250,000	AbbVie, Inc. 3.375%, 11/14/21	$257,653
250,000	2.300%, 11/21/22*	259,102
750,000	Acadia Healthcare Company, Inc. 5.625%, 02/15/23	755,715
500,000	AstraZeneca, PLC 2.375%, 11/16/20	500,380
250,000	2.375%, 06/12/22	257,603
250,000	0.700%, 04/08/26	247,365
250,000	Bausch Health Companies, Inc.* 5.500%, 11/01/25	257,030
250,000	Baxter International, Inc.* 3.750%, 10/01/25	282,785
250,000	Bristol-Myers Squibb Company 3.550%, 08/15/22	264,100
250,000	Centene Corp. 4.750%, 01/15/25	257,115
750,000	Elanco Animal Health, Inc. 4.912%, 08/27/21	768,990
250,000	Encompass Health Corp. 5.750%, 11/01/24	250,000
500,000	Gilead Sciences, Inc. 3.250%, 09/01/22	523,280
500,000	0.750%, 09/29/23	501,310
500,000	GlaxoSmithKline Capital, PLC 2.850%, 05/08/22	519,035
250,000	0.534%, 10/01/23	250,525
100,000	0.615%, 05/14/21‡ 3 mo. USD LIBOR + 0.35%	100,169
167,000	HCA, Inc. 4.750%, 05/01/23	182,297
250,000	McKesson Corp. 3.650%, 11/30/20	250,628
750,000	Royalty Pharma, PLC* 0.750%, 09/02/23	750,112
500,000	Tenet Healthcare Corp.* 4.625%, 09/01/24	512,340
900,000	Teva Pharmaceutical Finance Company, BV 2.950%, 12/18/22	872,856
100,000	UnitedHealth Group, Inc.‡ 0.510%, 06/15/21 3 mo. USD LIBOR + 0.26%	100,136
250,000	Zoetis, Inc. 3.250%, 08/20/21	255,855
		9,176,381
	Industrials (8.4%)
200,000	3M Company 3.000%, 09/14/21	204,304
520,000	Air Lease Corp. 3.500%, 01/15/22	531,794
250,000	2.250%, 01/15/23	251,845
200,000	3.375%, 06/01/21	202,542

See accompanying Notes to Schedule of Investments

www.calamos.com

Short-Term Bond Fund Schedule of Investments October 31, 2020

PRINCIPAL AMOUNT		VALUE
500,000	Aircastle, Ltd. 5.500%, 02/15/22	$514,385
500,000	Albertsons Companies, Inc. / Safeway, Inc. / New Albertsons, LP / Albertsons, LLC* 3.500%, 02/15/23	508,665
500,000	Alimentation Couche-Tard, Inc.* 2.700%, 07/26/22	516,375
194,000	American Airlines Group, Inc.* 5.000%, 06/01/22	128,023
500,000	Avolon Holdings Funding, Ltd.* 3.625%, 05/01/22	501,700
500,000	BMW Finance, NV* 2.250%, 08/12/22	514,940
250,000	Boeing Company^ 2.300%, 08/01/21	251,990
500,000	Equifax, Inc. 3.300%, 12/15/22	524,665
250,000	FedEx Corp. 3.400%, 01/14/22	258,765
500,000	Fly Leasing, Ltd. 5.250%, 10/15/24	413,775
100,000	GATX Corp.‡ 0.969%, 11/05/21 3 mo. USD LIBOR + 0.72%	99,074
100,000	General Dynamics Corp.‡ 0.633%, 05/11/21 3 mo. USD LIBOR + 0.38%	100,181
500,000	Graphic Packaging International, LLC 4.750%, 04/15/21	502,085
500,000	Great Lakes Dredge & Dock Corp. 8.000%, 05/15/22	515,155
129,321	Hawaiian Airlines Pass Through Certificates Series 2013-1, Class B 4.950%, 07/15/23	113,144
500,000	Honeywell International, Inc. 0.483%, 08/19/22	500,725
250,000	1.350%, 06/01/25	256,937
250,000	Huntington Ingalls Industries, Inc.* 3.844%, 05/01/25	275,520
500,000	Infor, Inc.* 1.450%, 07/15/23	507,815
500,000	John Deere Capital Corp. 3.200%, 01/10/22	517,875
250,000	2.950%, 04/01/22	259,280
250,000	0.700%, 07/05/23	252,387
500,000	Leidos, Inc.* 2.950%, 05/15/23	525,600
500,000	Meritor, Inc. 6.250%, 02/15/24	509,765
500,000	Nestle Holdings, Inc.*^ 0.375%, 01/15/24	498,480
250,000	Park Aerospace Holdings, Ltd.* 5.250%, 08/15/22	257,800
250,000	3.625%, 03/15/21	251,942
PRINCIPAL AMOUNT		VALUE
500,000	Roper Technologies, Inc. 2.800%, 12/15/21	$512,300
250,000	1.000%, 09/15/25	251,468
250,000	0.450%, 08/15/22	250,023
500,000	Ryder System, Inc. 2.875%, 06/01/22	517,195
250,000	Sensata Technologies Holding, BV* 4.875%, 10/15/23	265,610
500,000	Siemens Financieringsmaatschappij, NV* 1.700%, 09/15/21	506,195
1,000,000	SMBC Aviation Capital Finance DAC* 4.125%, 07/15/23	1,063,160
500,000	Union Pacific Corp. 2.950%, 03/01/22	517,280
		15,150,764
	Information Technology (3.1%)
434,000	Apple, Inc. 2.700%, 05/13/22	449,984
500,000	Broadcom, Inc. 3.125%, 04/15/21	505,420
300,000	CDW, LLC / CDW Finance Corp. 4.125%, 05/01/25	311,550
500,000	Dell International, LLC / EMC Corp.* 5.450%, 06/15/23	550,170
77,000	5.875%, 06/15/21	77,193
300,000	Hewlett Packard Enterprise Company 2.250%, 04/01/23	310,611
250,000	1.450%, 04/01/24	254,743
225,000	3.500%, 10/05/21	230,924
500,000	Intuit, Inc. 0.650%, 07/15/23	503,560
250,000	NetApp, Inc. 1.875%, 06/22/25	258,573
500,000	NVIDIA Corp. 2.200%, 09/16/21	507,500
500,000	Oracle Corp. 2.400%, 09/15/23	525,780
750,000	PayPal Holdings, Inc. 2.200%, 09/26/22	775,725
375,000	PTC, Inc.* 3.625%, 02/15/25	382,796
		5,644,529
	Materials (1.4%)
485,000	Alcoa Nederland Holding, BV* 6.750%, 09/30/24	500,733
601,000	DuPont de Nemours, Inc. 3.766%, 11/15/20	601,679
750,000	Georgia-Pacific, LLC* 5.400%, 11/01/20	750,000
500,000	Sealed Air Corp.* 4.875%, 12/01/22	528,040
100,000	Vulcan Materials Company‡ 0.896%, 03/01/21 3 mo. USD LIBOR + 0.65%	100,007
		2,480,459

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Short-Term Bond Fund Schedule of Investments October 31, 2020

PRINCIPAL AMOUNT		VALUE
	Real Estate (1.6%)
500,000	Equinix, Inc.^ 1.000%, 09/15/25	$497,940
300,000	Federal Realty Investment Trust 1.250%, 02/15/26	298,584
200,000	2.550%, 01/15/21	200,398
500,000	Kimco Realty Corp. 3.125%, 06/01/23	530,090
500,000	Service Properties Trust 5.000%, 08/15/22	498,875
31,000	4.250%, 02/15/21	30,946
250,000	Simon Property Group, LP 2.000%, 09/13/24	257,968
500,000	Welltower, Inc. 3.625%, 03/15/24	542,435
		2,857,236
	Utilities (4.4%)
510,000	American Electric Power Company, Inc. 3.650%, 12/01/21	527,340
100,000	Consolidated Edison Company of New York, Inc.‡ 0.625%, 06/25/21 3 mo. USD LIBOR + 0.40%	100,237
500,000	Consolidated Edison, Inc. 2.000%, 05/15/21	503,855
500,000	Dominion Energy, Inc.** 2.715%, 08/15/21	508,510
300,000	DPL, Inc.* 4.125%, 07/01/25	314,427
500,000	DTE Energy Company 2.600%, 06/15/22	516,480
250,000	2.250%, 11/01/22	258,607
500,000	Duke Energy Carolinas, LLC 3.350%, 05/15/22	523,195
760,000	Entergy Arkansas, LLC 3.750%, 02/15/21	762,227
300,000	Entergy Corp. 0.900%, 09/15/25	300,108
750,000	Georgia Power Company 2.100%, 07/30/23	782,880
500,000	NextEra Energy Capital Holdings, Inc. 2.900%, 04/01/22	517,590
500,000	NGPL PipeCo, LLC* 4.375%, 08/15/22	519,165
500,000	Pacific Gas and Electric Company 1.750%, 06/16/22	500,830
100,000	PPL Capital Funding, Inc.‡ 2.885%, 03/30/67 3 mo. USD LIBOR + 2.67%	79,296
100,000	Sempra Energy‡ 0.700%, 03/15/21 3 mo. USD LIBOR + 0.45%	100,126
PRINCIPAL AMOUNT		VALUE
250,000	Wisconsin Public Service Corp. 3.350%, 11/21/21	$258,043
733,000	Xcel Energy, Inc. 2.600%, 03/15/22	753,509
		7,826,425
	TOTAL CORPORATE BONDS (Cost $123,951,857)	126,044,366
CONVERTIBLE BONDS (0.6%)
	Communication Services (0.4%)
650,000	Twitter, Inc. 1.000%, 09/15/21	653,913
	Financials (0.2%)
400,000	Prospect Capital Corp. 4.950%, 07/15/22	411,052
	TOTAL CONVERTIBLE BONDS (Cost $1,036,820)	1,064,965
U.S. GOVERNMENT AND AGENCY SECURITIES (4.7%)
3,000,000	United States Treasury Note 1.375%, 06/30/23^	3,095,156
2,000,000	2.000%, 05/31/24	2,124,922
2,000,000	1.750%, 07/31/24	2,110,703
1,000,000	1.250%, 08/31/24	1,037,266
	TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES (Cost $7,957,134)	8,368,047
BANK LOANS (2.5%)¡
	Communication Services (0.2%)
495,009	CSC Holdings, LLC‡ 2.648%, 04/15/27 1 mo. LIBOR + 2.50%	480,902
	Consumer Discretionary (0.3%)
500,000	PetSmart, Inc.! 0.000%, 03/11/22	495,870
	Financials (0.3%)
505,992	Level 3 Financing, Inc.‡ 1.898%, 03/01/27 1 mo. LIBOR + 1.75%	488,662
	Health Care (0.4%)
698,237	HCA, Inc.‡ 1.898%, 03/13/25 1 mo. LIBOR + 1.75%	695,765
	Industrials (1.0%)
875,000	Berry Global, Inc.‡ 2.147%, 10/01/22 1 mo. LIBOR + 2.00%	867,147

See accompanying Notes to Schedule of Investments

www.calamos.com

Short-Term Bond Fund Schedule of Investments October 31, 2020

PRINCIPAL AMOUNT		VALUE
492,405	Navistar International Corp.‡ 3.650%, 11/06/24 1 mo. LIBOR + 3.50%	$488,835
492,491	TransDigm, Inc.‡ 2.398%, 12/09/25 1 mo. LIBOR + 2.25%	464,635
		1,820,617
	Information Technology (0.3%)
250,000	Camelot U.S. Acquisition 1 Company! 0.000%, 10/30/26	247,812
248,125	Camelot U.S. Acquisition 1 Company‡ 3.148%, 10/30/26 1 mo. LIBOR + 3.00%	242,128
		489,940
	TOTAL BANK LOANS (Cost $4,549,128)	4,471,756
ASSET BACKED SECURITIES (14.5%)
	Airlines (0.1%)
177,951	American Airlines Pass Through Trust Series 2013-1, Class B* 5.625%, 07/15/22	163,502
	Communication Services (0.8%)
1,000,000	Verizon Owner Trust Series 2020-A, Class B 1.980%, 07/22/24	1,031,768
500,000	Verizon Owner Trust Series 2020-B, Class A 0.470%, 02/20/25	500,568
		1,532,336
	Consumer Discretionary (0.9%)
83,333	Avis Budget Rental Car Funding AESOP, LLC Series 2015-2A, Class A* 2.630%, 12/20/21	83,428
1,500,000	Avis Budget Rental Car Funding AESOP, LLC Series 2017-1A, Class A* 3.070%, 09/20/23	1,536,904
		1,620,332
	Financials (11.0%)
500,000	American Tower Trust #1 Series 2013-2A* 3.070%, 03/15/48	510,415
364,528	Commonbond Student Loan Trust Series 2019-AGS, Class A1* 2.540%, 01/25/47	372,191
1,000,000	Credit Acceptance Auto Loan Trust Series 2020-3A, Class A* 1.240%, 10/15/29	1,000,261
91,625	Dell Equipment Finance Trust Series 2018-1, Class A3* 3.180%, 06/22/23	92,023
PRINCIPAL AMOUNT		VALUE
695,596	Dell Equipment Finance Trust Series 2018-2, Class A3* 3.370%, 10/22/23	$701,977
500,000	Dell Equipment Finance Trust Series 2020-2, Class A3* 0.570%, 10/23/23	500,255
179,712	DT Auto Owner Trust Series 2019-3A, Class A* 2.550%, 08/15/22	180,290
1,000,000	DT Auto Owner Trust Series 2020-1A, Class B* 2.160%, 05/15/24	1,013,100
81,713	Enterprise Fleet Financing, LLC Series 2018-1, Class A2* 2.870%, 10/20/23	82,122
892,839	Enterprise Fleet Financing, LLC Series 2019-3, Class A2* 2.060%, 05/20/25	907,310
1,000,000	Ford Credit Floorplan Master Owner Trust Series 2019-1, Class A 2.840%, 03/15/24	1,033,156
99,312	GM Financial Consumer Automobile Receivables Series 2018-3, Class A3 3.020%, 05/16/23	100,826
443,170	Hertz Fleet Lease Funding, LP Series 2018-1, Class A2* 3.230%, 05/10/32	445,495
1,000,000	Kubota Credit Owner Trust Series 2020-1A, Class A3* 1.960%, 03/15/24	1,028,897
796,466	MMAF Equipment Finance, LLC Series 2019-B, Class A2* 2.070%, 10/12/22	803,500
1,000,000	Navistar Financial Dealer Note Master Owner Trust II Series 2019-1, Class A*‡ 0.789%, 05/25/24 1 mo. USD LIBOR + 0.64%	1,000,529
1,200,000	NextGear Floorplan Master Owner Trust Series 2019-1A, Class A2* 3.210%, 02/15/24	1,238,735
613,920	OSCAR US Funding Trust VIII, LLC Series 2018-1A, Class A3* 3.230%, 05/10/22	617,629
1,566,343	Palmer Square Loan Funding, Ltd. Series 2019-3A, Class A1*‡ 1.103%, 08/20/27 3 mo. USD LIBOR + 0.85%	1,550,039
121,261	SoFi Consumer Loan Program Trust Series 2018-4, Class A* 3.540%, 11/26/27	122,048
1,121,634	SoFi Consumer Loan Program Trust Series 2019-2, Class A* 3.010%, 04/25/28	1,134,103
644,441	SoFi Professional Loan Program LLC Series 2016-E, Class A2B* 2.490%, 01/25/36	647,805

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Short-Term Bond Fund Schedule of Investments October 31, 2020

PRINCIPAL AMOUNT		VALUE
316,564	SoFi Professional Loan Program Trust Series 2020-A, Class A1FX* 2.060%, 05/15/46	$318,717
1,615,000	Toyota Auto Loan Extended Note Trust Series 2019-1A, Class A* 2.560%, 11/25/31	1,723,079
500,000	Volvo Financial Equipment, LLC Series 2018-1A, Class A4* 2.760%, 10/17/22	509,366
1,525,000	Volvo Financial Equipment, LLC Series 2018-1A, Class B* 2.910%, 01/17/23	1,560,755
500,000	World Omni Select Auto Trust 2020-A 0.550%, 07/15/25	500,332
		19,694,955
	Other (1.5%)
500,000	CNH Equipment Trust Series 2020-A, Class A3 1.160%, 06/16/25	507,134
669,845	MVW Owner Trust Series 2019-1A, Class A* 2.890%, 11/20/36	699,224
55,186	SCF Equipment Leasing, LLC Series 2018-1A, Class A2* 3.630%, 10/20/24	55,806
445,929	SCF Equipment Leasing, LLC Series 2019-2A, Class A1* 2.220%, 06/20/24	449,195
500,000	SCF Equipment Leasing, LLC Series 2020-1A, Class A3* 1.190%, 10/20/27	498,150
400,000	Tesla Auto Lease Trust Series 2020-A, Class A3* 0.680%, 12/20/23	401,394
		2,610,903
	Utilities (0.2%)
400,000	Harley-Davidson Motorcycle Trust Series 2020-A, Class A3 1.870%, 10/15/24	407,069
	TOTAL ASSET BACKED SECURITIES (Cost $25,618,231)	26,029,097
RESIDENTIAL MORTGAGE BACKED SECURITIES (1.9%)
1,548,000	CSAIL Commercial Mortgage Trust Series 2017-CX9, Class A2 3.054%, 09/15/50	1,593,051
95,988	Morgan Stanley Capital I Trust, Series 2018-H3, Class A1 3.176%, 07/15/51	99,144
215,015	Wells Fargo Commercial Mortgage Trust Series 2015-LC20, Class A2 2.678%, 04/15/50	217,165
PRINCIPAL AMOUNT		VALUE
661,956	Wells Fargo Commercial Mortgage Trust Series 2017-RC1, Class A2 3.118%, 01/15/60	$676,795
534,000	WFRBS Commercial Mortgage Trust Series 2011-C4, Class A4*‡ 4.902%, 06/15/44	545,437
163,488	WFRBS Commercial Mortgage Trust Series 2012-C10, Class ASB 2.453%, 12/15/45	166,650
199,314	WFRBS Commercial Mortgage Trust Series 2014-LC14, Class ASB 3.522%, 03/15/47	207,677
	TOTAL RESIDENTIAL MORTGAGE BACKED SECURITIES (Cost $3,451,679)	3,505,919
MUNICIPAL OBLIGATIONS (3.6%)
	Airlines (0.1%)
250,000	Dallas/ Fort Worth International Airport 1.041%, 11/01/23	251,423
	Industrials (0.1%)
100,000	Metropolitan Transportation Authority 5.269%, 11/15/20	100,069
	Other (2.6%)
400,000	Alaska Housing Finance Corp. 0.846%, 12/01/23	399,766
210,000	City of Freeport, Illinois 1.027%, 01/01/22	209,879
260,000	City of Miami, Florida* 3.558%, 01/01/21	260,867
290,000	Cloverleaf Local School District 0.839%, 03/01/22	290,028
250,000	County of Bergen NJ 2.000%, 11/01/23	259,550
175,000	Haverstraw-Stony Point Central School District 0.790%, 05/01/23	175,023
500,000	Lake Central Multi-District School Building Corp. 0.853%, 01/15/24	501,651
155,000	Natomas Unified School District 0.700%, 08/01/22	155,571
400,000	San Bernardino City Unified School District 0.792%, 08/01/23	400,372
300,000	Torrance Joint Powers Financing Authority 1.239%, 10/01/21	300,250
250,000	Torrance Joint Powers Financing Authority 1.289%, 10/01/22	250,189
250,000	Town of Oyster Bay NY 2.000%, 08/15/23	259,087
250,000	Village of Tarrytown, New York 2.000%, 10/15/23	259,078

See accompanying Notes to Schedule of Investments

www.calamos.com

Short-Term Bond Fund Schedule of Investments October 31, 2020

PRINCIPAL AMOUNT		VALUE
300,000	Virginia Housing Development Authority 0.607%, 09/01/23	$298,822
250,000	West Covina Public Financing Authority 1.847%, 08/01/22	249,473
250,000	West Covina Public Financing Authority 1.747%, 08/01/21	249,743
200,000	Woodbury County Law Enforcement Center Authority 0.719%, 06/01/22	199,586
		4,718,935
	Utilities (0.8%)
505,000	Augusta GA Water & Sewer Revenue 4.300%, 10/01/26	557,273
135,000	City of Fountain, Colorado Electric Water & Wastewater Utility Enterprise Revenue 0.930%, 12/01/23	135,099
100,000	City of Fountain, Colorado Electric Water & Wastewater Utility Enterprise Revenue 0.870%, 12/01/22	100,174
100,000	City of Fountain, Colorado Electric Water & Wastewater Utility Enterprise Revenue 0.770%, 12/01/21	100,096
500,000	Pennsylvania Turnpike Commission 1.812%, 12/01/20	500,369
		1,393,011
	TOTAL MUNICIPAL OBLIGATIONS (Cost $6,446,563)	6,463,438
NUMBER OF SHARES		VALUE
SHORT TERM INVESTMENTS (0.7%)
646,531	JPMorgan Prime Money Market Fund - Capital Class, 0.070%***	646,918
646,878	Morgan Stanley Institutional Liquidity Funds - Government Portfolio, 0.020%***	646,878
	TOTAL SHORT TERM INVESTMENTS (Cost $1,293,796)	1,293,796
NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (1.4%)
2,519,023	State Street Navigator Securities Lending Government Money Market Portfolio† (Cost $2,519,023)	$2,519,023
	TOTAL INVESTMENTS (100.1%) (Cost $176,824,231)	179,760,407
PAYABLE UPON RETURN OF SECURITIES ON LOAN (-1.4%)		(2,519,023)
OTHER ASSETS, LESS LIABILITIES (1.3%)		2,423,312
NET ASSETS (100.0%)		$179,664,696

NOTES TO SCHEDULE OF INVESTMENTS

*  Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers ("QIBs"), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

^  Security, or portion of security, is on loan.

‡  Variable rate security. The rate shown is the rate in effect at October 31, 2020.

**  Step coupon security. Coupon changes periodically based upon a predetermined schedule. The rate shown is the rate in effect at October 31, 2020.

¡  Bank loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of bank loans may be substantially less than the stated maturities shown.

!  This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate, which will be adjusted on settlement date.

***  The rate disclosed is the 7 day net yield as of October 31, 2020.

†  Represents investment of cash collateral received from securities on loan as of October 31, 2020.

FUTURES CONTRACTS

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE	MARKET VALUE/ UNREALIZED APPRECIATION (DEPRECIATION)
Sales
50	U.S. Treasury Note 5-Year	Dec 2020	$6,280,078	$(13,405)

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Statements of Assets and Liabilities October 31, 2020

	MARKET NEUTRAL INCOME FUND	HEDGED EQUITY FUND	PHINEUS LONG/SHORT FUND	CONVERTIBLE FUND		GLOBAL CONVERTIBLE FUND
ASSETS
Investments in securities, at cost	$8,436,830,551	$353,737,363	$454,580,957	$1,031,029,151		$198,886,637
Investments in affiliated funds, at cost	150,000,000	—	—	—		—
Investment in securities, at value	$10,694,086,822	$396,743,052	$445,816,033	$1,221,776,432		$217,248,309
Investments in affiliated funds, at value	152,815,757	—	—	—		—
Cash with custodian	46,867,799	—	1	—		—
Foreign currency (cost $472,295)	485,341	—	—	—		—
Restricted cash	22,420,000	—	—	—		—
Restricted cash for short positions	4,127,790,537	—	246,344,934	—		2,460
Restricted foreign currency for short positions (cost $159,463,488, and $126)	163,868,487	—	125	—		—
Unrealized appreciation on total return swaps	71,243	—	—	—		—
Unrealized appreciation on forward foreign currency contracts	625,968	—	—	62,895		—
Receivables:
Accrued interest and dividends	17,890,523	385,591	289,659	2,735,814		616,724
Investments sold	58,840,104	14,132,132	28,492,835	—		—
Fund shares sold	45,618,658	1,333,570	275,130	4,120,593		164,970
Due from investment advisor	—	19,855	—	—		—
Prepaid expenses	2,722,728	20,869	31,642	65,424		20,346
Other assets	114,989	—	—	137,813		—
Total assets	15,334,218,956	412,635,069	721,250,359	1,228,898,971		218,052,809
LIABILITIES
Due to custodian bank	590,752	—	—	12		—
Due to custodian bank for restricted cash for futures (interest bearing)	—	—	19	—		—
Due to Investment advisor	—	—	—	—		7,230
Foreign currency overdraft (cost $9,443,580)	9,704,448	—	—	—		—
Collateral for securities loaned	211,956,351	2,540,779	—	50,499,166		9,081,275
Securities sold short, at value (proceeds $2,570,027,815, and $143,488,883)	4,135,998,444	—	161,344,090	—		—
Options written, at value (premium $475,328,571, $28,443,857, $13,820,088 and $2,462,223)	496,102,973	30,971,815	16,795,625	106,000		—
Unrealized depreciation on total return swaps	11,565,837	—	—	—		—
Variation margin on open futures contracts	76,529	929	—	—		—
Unrealized depreciation on forward foreign currency contracts	275,896	—	—	—		—
Payables:
Investments purchased	170,321,472	16,535,679	133,333,598	12,418,801		—
Open swap contracts	37,528	—	—	—		—
Fund shares redeemed	8,205,134	192,779	1,000,807	858,188		224,987
Affiliates:
Investment advisory fees	5,640,067	232,801	450,808	721,200		151,966
Distribution fees	37,481	610	2,643	11,628		631
Deferred compensation to trustees	136,149	—	—	137,813		—
Trustees' fees and officer compensation	21,764	1,663	4,074	3,337		1,411
Other accounts payable and accrued liabilities	5,681,825	96,058	199,823	267,413		54,906
Total liabilities	5,056,352,650	50,573,113	313,131,487	65,023,558		9,522,406
NET ASSETS	$10,277,866,306	$362,061,956	$408,118,872	$1,163,875,413		$208,530,403
COMPOSITION OF NET ASSETS
Paid in capital	$9,841,762,213	$341,915,498	$520,820,698	$862,332,935		$169,157,476
Undistributed net investment income (loss)	(1,434,758)	644,708	(748,015)	1,732,327		159,749
Accumulated net realized gain (loss) on investments, foreign currency transactions, futures, written options, short positions, and total return swaps	(228,712,571)	(20,975,052)	(82,357,663)	106,643,752		20,849,582
Unrealized appreciation (depreciation) of investments, foreign currency translations, futures, written options, short positions, and total return swaps	666,251,422	40,476,802	(29,596,148)	193,166,399		18,363,596
NET ASSETS	$10,277,866,306	$362,061,956	$408,118,872	$1,163,875,413		$208,530,403
CLASS A SHARES†
Net assets applicable to shares outstanding	$817,404,988	$15,782,088	$40,747,940	$333,481,074		$11,231,419
Shares outstanding	59,347,617	1,277,897	3,645,212	14,638,091		832,893
Net asset value and redemption price per share	$13.77	$12.35	$11.18	$22.78		$13.48
Maximum offering price per share (Net asset value, plus 4.75% of offering price)	$14.16 #	$12.97	$11.74	$23.30	#	$13.79	#
See accompanying Notes to Financial Statements

www.calamos.com

Statements of Assets and Liabilities October 31, 2020

	MARKET NEUTRAL INCOME FUND	HEDGED EQUITY FUND	PHINEUS LONG/SHORT FUND	CONVERTIBLE FUND	GLOBAL CONVERTIBLE FUND
CLASS C SHARES†**
Net assets applicable to shares outstanding	$252,490,454	$3,428,899	$22,527,530	$56,934,808	$4,824,223
Shares outstanding	18,057,091	281,544	2,085,476	2,532,636	364,113
Net asset value and redemption price per share	$13.98	$12.18	$10.80	$22.48	$13.25
CLASS I SHARES†
Net assets applicable to shares outstanding	$9,207,960,670	$342,850,969	$344,843,402	$773,459,531	$192,474,761
Shares outstanding	676,887,978	27,787,383	30,582,444	38,582,835	14,259,403
Net asset value and redemption price per share	$13.60	$12.34	$11.28	$20.05	$13.50
CLASS R6 SHARES†*
Net assets applicable to shares outstanding	$10,194	$—	$—	$—	$—
Shares Outstanding	749	—	—	—	—
Net asset value and redemption price per share	$13.61	$—	$—	$—	$—

†  No par value; unlimited number of shares authorized.

#  For Market Neutral Income Fund maximum offering price per share is Net asset value plus 2.75% of offering price. For Convertible Fund and Global Convertible Fund maximum offering price per share is Net asset value plus 2.25% of offering price.

**  Redemption price may be reduced by contingent deferred sales charge.

*  Commencement of operations on June 23, 2020.

See accompanying Notes to Financial Statements

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Statements of Assets and Liabilities October 31, 2020

	TIMPANI SMALL CAP GROWTH FUND	TIMPANI SMID GROWTH FUND	GROWTH FUND	GROWTH AND INCOME FUND	DIVIDEND GROWTH FUND
ASSETS
Investments in securities, at cost	$93,774,735	$12,408,658	$1,070,766,312	$1,422,168,785	$8,770,937
Investment in securities, at value	$135,636,731	$17,110,343	$1,470,645,074	$2,117,056,071	$13,204,160
Unrealized appreciation on forward foreign currency contracts	—	—	—	133,922	—
Receivables:
Accrued interest and dividends	3,729	596	415,974	2,889,455	10,180
Investments sold	598,134	67,994	16,377,055	20,244,835	177,957
Fund shares sold	779,976	20,000	125,155	1,891,431	200
Due from investment advisor	26,896	—	—	—	10,622
Prepaid expenses	99,899	26,524	40,815	598,840	27,539
Other assets	—	—	667,986	288,437	—
Total assets	137,145,365	17,225,457	1,488,272,059	2,143,102,991	13,430,658
LIABILITIES
Due to custodian bank	—	—	16	207	—
Due to Investment advisor	—	8,116	—	—	—
Collateral for securities loaned	—	—	44,467,576	37,345,178	106,325
Options written, at value (premium $7,639,666 and $1,121,414)	—	—	5,522,773	860,270	—
Unrealized depreciation on forward foreign currency contracts	—	—	—	140	—
Payables:
Investments purchased	1,070,801	112,213	13,959,665	15,471,086	98,489
Fund shares redeemed	119,211	700	1,192,551	2,726,385	—
Affiliates:
Investment advisory fees	105,852	14,427	1,158,132	1,261,016	11,698
Distribution fees	196	4	25,835	32,481	130
Deferred compensation to trustees	—	—	667,986	288,437	—
Trustees' fees and officer compensation	961	688	5,915	5,717	1,037
Other accounts payable and accrued liabilities	106,629	18,053	491,772	1,089,152	20,234
Total liabilities	1,403,650	154,201	67,492,221	59,080,069	237,913
NET ASSETS	$135,741,715	$17,071,256	$1,420,779,838	$2,084,022,922	$13,192,745
COMPOSITION OF NET ASSETS
Paid in capital	$87,641,155	$13,406,969	$872,990,118	$1,345,054,319	$7,630,886
Undistributed net investment income (loss)	—	(122,262)	(174,255)	(7,520,637)	(3,726)
Accumulated net realized gain (loss) on investments, foreign currency transactions, and written options	6,238,564	(915,136)	145,968,923	51,207,028	1,132,362
Unrealized appreciation (depreciation) of investments, foreign currency translations and written options	41,861,996	4,701,685	401,995,052	695,282,212	4,433,223
NET ASSETS	$135,741,715	$17,071,256	$1,420,779,838	$2,084,022,922	$13,192,745
CLASS A SHARES†
Net assets applicable to shares outstanding	$9,313,314	$181,718	$1,093,909,365	$1,163,876,430	$3,534,015
Shares outstanding	319,128	14,722	31,294,287	32,099,332	271,061
Net asset value and redemption price per share	$29.18	$12.34	$34.96	$36.26	$13.04
Maximum offering price per share (Net asset value, plus 4.75% of offering price)	$30.64	$12.96	$36.70	$38.07	$13.69
CLASS C SHARES†**
Net assets applicable to shares outstanding	$—	$—	$35,842,984	$101,490,270	$685,027
Shares outstanding	—	—	1,972,044	2,775,594	54,061
Net asset value and redemption price per share	$—	$—	$18.18	$36.57	$12.67
CLASS I SHARES†
Net assets applicable to shares outstanding	$124,866,652	$16,877,154	$291,027,489	$818,640,970	$8,973,703
Shares outstanding	4,163,355	1,362,722	5,909,114	23,607,871	688,922
Net asset value and redemption price per share	$29.99	$12.38	$49.25	$34.68	$13.03
CLASS R6 SHARES†*
Net assets applicable to shares outstanding	$1,561,749	$12,384	$—	$15,252	$—
Shares Outstanding	52,015	1,000	—	440	—
Net asset value and redemption price per share	$30.02	$12.38	$—	$34.69	$—

†  No par value; unlimited number of shares authorized.

**  Redemption price may be reduced by contingent deferred sales charge.

*  Growth and Income Fund Class R6 Commencement of operations on June 23, 2020.

See accompanying Notes to Financial Statements

www.calamos.com

Statements of Assets and Liabilities October 31, 2020

	SELECT FUND	INTERNATIONAL GROWTH FUND		EVOLVING WORLD GROWTH FUND		GLOBAL EQUITY FUND		GLOBAL GROWTH AND INCOME FUND
ASSETS
Investments in securities, at cost	$40,411,577	$169,001,136		$171,357,929		$60,586,466		$136,005,433
Investment in securities, at value	$47,278,298	$237,358,384		$231,180,504		$92,240,569		$170,265,100
Foreign currency (cost $955,270)	—	—		955,270		—		—
Cash collateral on deposit at broker	—	320,000		—		—		—
Restricted cash for short positions	—	—		2,480		—		2,070
Unrealized appreciation on forward foreign currency contracts	—	244,032		—		57,324		—
Receivables:
Accrued interest and dividends	23,402	437,453		327,710		89,270		453,228
Investments sold	2,211,314	805,293		—		898,084		410,340
Fund shares sold	83	469,073		10,453,454		174,706		128,276
Due from investment advisor	19,504	80,902		58,204		34,051		—
Prepaid expenses	16,949	377,892		30,884		46,018		25,695
Other assets	71,612	45,075		13,283		23,120		108,476
Total assets	49,621,162	240,138,104		243,021,789		93,563,142		171,393,185
LIABILITIES
Collateral for securities loaned	—	9,670,786		3,453,227		475,337		5,575,898
Cash collateral for forward foreign currency contracts	—	320,000		—		—		—
Foreign currency overdraft (cost $1,133,124)	—	—		1,125,117		—		—
Options written, at value (premium $376,057)	—	—		—		—		835,850
Payables:
Investments purchased	1,742,780	4,927,770		—		966,468		1,033,269
Fund shares redeemed	11,106	112,789		292,957		234,500		55,278
Affiliates:
Investment advisory fees	42,448	198,121		209,565		90,584		144,759
Distribution fees	306	1,780		1,736		839		2,581
Deferred compensation to trustees	71,612	45,075		13,283		23,120		108,476
Trustees' fees and officer compensation	1,129	1,702		1,548		338		1,518
Other accounts payable and accrued liabilities	26,226	656,380		484,118		140,842		163,245
Total liabilities	1,895,607	15,934,403		5,581,551		1,932,028		7,920,874
NET ASSETS	$47,725,555	$224,203,701		$237,440,238		$91,631,114		$163,472,311
COMPOSITION OF NET ASSETS
Paid in capital	$39,070,543	$143,314,670		$172,624,869		$53,449,451		$120,692,281
Undistributed net investment income (loss)	(100,815)	(255,710)		(64,080)		(108,205)		346,881
Accumulated net realized gain (loss) on investments, foreign currency transactions, and written options	1,889,106	12,743,104		5,464,831		6,654,150		8,721,599
Unrealized appreciation (depreciation) of investments, foreign currency translations, and written options	6,866,721	68,401,637	*	59,414,618	*	31,635,718	*	33,711,550	*
NET ASSETS	$47,725,555	$224,203,701		$237,440,238		$91,631,114		$163,472,311
CLASS A SHARES†
Net assets applicable to shares outstanding	$10,594,660	$60,527,282		$31,014,677		$21,813,809		$88,617,589
Shares outstanding	709,817	2,636,034		1,582,208		1,552,529		8,847,445
Net asset value and redemption price per share	$14.93	$22.96		$19.60		$14.05		$10.02
Maximum offering price per share (Net asset value, plus 4.75% of offering price)	$15.67	$24.10		$20.58		$14.75		$10.52
CLASS C SHARES†**
Net assets applicable to shares outstanding	$1,055,721	$6,343,799		$13,182,926		$4,635,392		$8,945,841
Shares outstanding	81,427	314,487		721,766		385,322		1,027,407
Net asset value and redemption price per share	$12.97	$20.17		$18.26		$12.03		$8.71
CLASS I SHARES†
Net assets applicable to shares outstanding	$36,075,174	$156,320,838		$193,242,635		$65,062,302		$65,908,881
Shares outstanding	2,348,591	6,588,254		9,768,661		4,459,793		6,361,976
Net asset value and redemption price per share	$15.36	$23.73		$19.78		$14.59		$10.36
CLASS R6 SHARES†***
Net assets applicable to shares outstanding	$—	$1,011,782		$—		$119,611		$—
Shares Outstanding	—	42,273		—		8,199		—
Net asset value and redemption price per share	$—	$23.93		$—		$14.59		$—

*  Net of deferred foreign capital gains tax of $211,437, $400,964, $76,206, and $94,138, respectively.

†  No par value; unlimited number of shares authorized.

**  Redemption price may be reduced by contingent deferred sales charge.

***  Global Equity Fund Class R6 commencement of operations on June 23, 2020.

See accompanying Notes to Financial Statements

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Statements of Assets and Liabilities October 31, 2020

	TOTAL RETURN BOND FUND	HIGH INCOME OPPORTUNITIES FUND	SHORT-TERM BOND FUND
ASSETS
Investments in securities, at cost	$88,700,158	$43,048,233	$176,824,231
Investment in securities, at value	$92,807,270	$40,345,242	$179,760,407
Cash with custodian	126	7,628	1,587
Variation margin on open futures contracts	30,129	—	99,360
Receivables:
Accrued interest and dividends	441,261	595,652	1,086,435
Investments sold	63,894	262,577	2,978,200
Fund shares sold	3,923	33,728	417,121
Due from investment advisor	8,819	13,484	2,473
Prepaid expenses	43,614	23,957	24,575
Other assets	26,016	78,917	—
Total assets	93,425,052	41,361,185	184,370,158
LIABILITIES
Collateral for securities loaned	5,540,810	2,377,560	2,519,023
Payables:
Investments purchased	876,746	373,382	1,706,079
Fund shares redeemed	153,984	190,211	124,021
Dividends payable	5,061	8,099	274,396
Affiliates:
Investment advisory fees	32,381	19,728	45,855
Distribution fees	646	709	66
Deferred compensation to trustees	26,016	78,917	—
Trustees' fees and officer compensation	1,168	1,127	1,601
Other accounts payable and accrued liabilities	33,812	34,636	34,421
Total liabilities	6,670,624	3,084,369	4,705,462
NET ASSETS	$86,754,428	$38,276,816	$179,664,696
COMPOSITION OF NET ASSETS
Paid in capital	$82,682,824	$51,863,086	$175,453,135
Undistributed net investment income (loss)	(16,558)	(360,980)	488,934
Accumulated net realized gain (loss) on investments, and futures	(16,269)	(10,522,299)	799,856
Unrealized appreciation (depreciation) of investments, and futures	4,104,431	(2,702,991)	2,922,771
NET ASSETS	$86,754,428	$38,276,816	$179,664,696
CLASS A SHARES†
Net assets applicable to shares outstanding	$24,375,598	$30,579,921	$3,225,274
Shares outstanding	2,246,132	3,842,202	315,363
Net asset value and redemption price per share	$10.85	$7.96	$10.23
Maximum offering price per share (Net asset value, plus 4.75% of offering price)	$11.10 #	$8.14 #	$10.47	#
CLASS C SHARES†**
Net assets applicable to shares outstanding	$1,776,729	$980,951	$—
Shares outstanding	163,755	116,039	—
Net asset value and redemption price per share	$10.85	$8.45	$—
CLASS I SHARES†
Net assets applicable to shares outstanding	$60,602,101	$6,715,944	$176,439,422
Shares outstanding	5,584,137	843,669	17,249,089
Net asset value and redemption price per share	$10.85	$7.96	$10.23

†  No par value; unlimited number of shares authorized.

#  For Total Return Bond Fund, High Income Opportunities Fund, and Short-Term Bond Fund, maximum offering price per share is Net asset value plus 2.25% of offering price.

**  Redemption price may be reduced by contingent deferred sales charge.

See accompanying Notes to Financial Statements

www.calamos.com

Statements of Operations Year Ended October 31, 2020

	MARKET NEUTRAL INCOME FUND	HEDGED EQUITY FUND	PHINEUS LONG/SHORT FUND	CONVERTIBLE FUND	GLOBAL CONVERTIBLE FUND
INVESTMENT INCOME
Interest	$123,648,448	$2,742	$1,832,153	$23,615,957	$4,240,692
Dividends	110,344,123	6,037,345	10,704,067	7,369,729	912,664
Dividends from affiliated funds	4,089,729	—	464,439	—	—
Dividend taxes withheld	—	—	(81,542)	—	(1,890)
Other income	4,456,463	—	—	—	—
Total investment income	242,538,763	6,040,087	12,919,117	30,985,686	5,151,466
EXPENSES
Investment advisory fees	60,958,107	2,272,801	7,216,452	6,456,598	1,339,785
Distribution fees
Class A	1,895,626	32,406	141,247	695,994	24,706
Class C	2,549,881	29,564	286,210	539,846	39,090
Dividend or interest expense on short positions	14,115,151	—	6,884,586	—	—
Transfer agent fees	8,890,094	343,902	604,346	824,255	198,940
Printing and mailing fees	824,301	41,059	59,367	79,822	18,242
Fund administration fees	753,382	24,323	47,999	69,592	12,304
Accounting fees	537,782	35,065	43,166	58,094	22,848
Trustees' fees and officer compensation	429,879	26,971	37,073	51,685	19,643
Legal fees	420,399	19,833	45,428	49,046	13,825
Custodian fees	296,509	18,427	67,955	20,096	7,880
Audit fees	280,972	18,155	22,738	37,873	13,662
Registration fees	264,470	57,003	61,446	68,166	49,012
Other	949,924	23,018	316,939	77,602	22,541
Total expenses	93,166,477	2,942,527	15,834,952	9,028,669	1,782,478
Less expense reductions	(454,831)	(147,761)	(44,052)	—	(17,096)
Net expenses	92,711,646	2,794,766	15,790,900	9,028,669	1,765,382
NET INVESTMENT INCOME (LOSS)	149,827,117	3,245,321	(2,871,783)	21,957,017	3,386,084
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments, excluding purchased options	903,816,459	2,242,711	40,368,807	96,728,102	15,991,697
Affiliated funds	—	—	569,488	—	—
Purchased options	292,069	(1,392,721)	(38,743,607)	(6,588,767)	427,257
Foreign currency transactions	(873,765)	—	(217,313)	—	(15,839)
Forward foreign currency contracts	(3,136,926)	—	—	(196,219)	—
Written options	(519,401,596)	(15,708,722)	15,203,006	(14,555,923)	—
Short positions	(604,923,597)	—	(74,136,367)	—	—
Total return swaps	(38,598,582)	—	—	—	—
Futures contracts	128,430	—	—	—	—
Realized capital gain distribution from Affiliated fund	695,812	—	164,677	—	—
Change in net unrealized appreciation/(depreciation) on:
Investments, excluding purchased options	1,227,972,784	21,247,404	(35,021,812)	134,337,500	14,168,052
Affiliated funds	448,140	—	(809,930)	—	—
Purchased options	(7,994,581)	(266,275)	2,292,628	310,344	153,536
Foreign currency translations	3,459,352	—	447	—	2,487
Forward foreign currency contracts	557,796	—	—	64,049	—
Written options	221,852,908	3,877,723	(3,438,906)	2,213,594	—
Short positions	(1,040,859,959)	—	57,253,756	—	—
Total return swaps	(11,599,232)	—	—	—	—
Futures contracts	(94,768)	(929)	—	—	—
NET GAIN (LOSS)	131,740,744	9,999,191	(36,515,126)	212,312,680	30,727,190
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$281,567,861	$13,244,512	$(39,386,909)	$234,269,697	$34,113,274

See accompanying Notes to Financial Statements

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Statements of Operations Year Ended October 31, 2020

	TIMPANI SMALL CAP GROWTH FUND	TIMPANI SMID GROWTH FUND	GROWTH FUND	GROWTH AND INCOME FUND	DIVIDEND GROWTH FUND
INVESTMENT INCOME
Interest	$—	$—	$—	$5,488,557	$493
Dividends	130,798	20,685	12,302,193	33,821,085	262,552
Dividends from affiliated funds	—	—	93,702	—	—
Dividend taxes withheld	(2,700)	(162)	(4,352)	(25,935)	—
Other income	—	—	120,459	—	253
Total investment income	128,098	20,523	12,512,002	39,283,707	263,298
EXPENSES
Investment advisory fees	863,634	122,614	12,691,104	13,868,740	148,917
Distribution fees
Class A	19,149	352	2,665,606	2,842,646	8,975
Class C	—	—	419,011	1,186,203	6,929
Transfer agent fees	85,276	11,739	1,722,604	1,969,291	31,172
Fund administration fees	7,389	861	111,849	161,596	1,200
Printing and mailing fees	11,936	6,901	232,881	153,429	10,976
Accounting fees	20,890	11,611	85,314	116,219	15,049
Trustees' fees and officer compensation	19,362	15,407	74,487	102,087	13,607
Legal fees	13,117	9,044	70,934	84,258	—
Audit fees	11,721	9,009	49,396	68,449	8,953
Custodian fees	25,258	16,721	42,466	42,334	4,107
Registration fees	40,249	17,654	69,855	91,260	37,075
Offering costs	—	65,196	—	—	—
Other	10,494	3,136	158,820	186,412	9,582
Total expenses	1,128,475	290,245	18,394,327	20,872,924	296,542
Less expense reductions	(102,634)	(147,920)	(9,348)	—	(116,576)
Net expenses	1,025,841	142,325	18,384,979	20,872,924	179,966
NET INVESTMENT INCOME (LOSS)	(897,743)	(121,802)	(5,872,977)	18,410,783	83,332
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments, excluding purchased options	6,474,109	(23,843)	182,155,917	67,312,561	1,408,817
Affiliated funds	—	—	44,340	—	—
Purchased options	—	—	2,468,376	(12,022,119)	—
Foreign currency transactions	—	—	8,818	(20,092)	—
Forward foreign currency contracts	—	—	—	(231,455)	—
Written options	—	—	(7,033,964)	4,944,507	—
Realized capital gain distribution from Affiliated fund	—	—	25,857	—	—
Change in net unrealized appreciation/(depreciation) on:
Investments, excluding purchased options	25,621,782	4,803,138	69,794,273	148,400,559	(692,399)
Affiliated funds	—	—	(122,056)	—	—
Purchased options	—	—	891,009	1,544,159	—
Foreign currency translations	—	—	1,193	—	—
Forward foreign currency contracts	—	—	—	135,822	—
Written options	—	—	2,222,551	214,475	—
NET GAIN (LOSS)	32,095,891	4,779,295	250,456,314	210,278,417	716,418
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$31,198,148	$4,657,493	$244,583,337	$228,689,200	$799,750

See accompanying Notes to Financial Statements

www.calamos.com

Statements of Operations Year Ended October 31, 2020

	SELECT FUND	INTERNATIONAL GROWTH FUND	EVOLVING WORLD GROWTH FUND	GLOBAL EQUITY FUND	GLOBAL GROWTH AND INCOME FUND
INVESTMENT INCOME
Interest	$735	$67,376	$278,951	$—	$1,256,672
Dividends	758,491	1,996,201	1,710,192	726,071	2,225,527
Dividend taxes withheld	(64)	(195,459)	(191,429)	(42,997)	(88,211)
Total investment income	759,162	1,868,118	1,797,714	683,074	3,393,988
EXPENSES
Investment advisory fees	468,043	2,058,664	1,821,594	837,010	1,476,557
Performance fees	—	29,461	—	59,928	—
Distribution fees
Class A	26,936	136,476	64,281	49,818	207,647
Class C	38,179	76,262	123,530	67,240	114,407
Transfer agent fees	46,287	225,419	188,708	73,196	173,264
Fund administration fees	3,794	16,499	12,500	6,590	11,544
Printing and mailing fees	13,640	21,182	20,403	17,699	23,243
Accounting fees	15,969	26,708	22,369	18,327	22,044
Trustees' fees and officer compensation	22,053	21,858	19,659	16,562	19,199
Legal fees	11,300	13,600	13,596	21,515	22,188
Audit fees	9,970	14,676	13,471	11,741	12,911
Custodian fees	8,296	65,946	86,717	22,036	29,908
Registration fees	42,733	58,586	37,360	41,473	42,128
Other	8,593	67,347	62,417	46,564	53,617
Total expenses	715,793	2,832,684	2,486,605	1,289,699	2,208,657
Less expense reductions	(228,813)	(869,660)	(141,077)	(210,082)	—
Net expenses	486,980	1,963,024	2,345,528	1,079,617	2,208,657
NET INVESTMENT INCOME (LOSS)	272,182	(94,906)	(547,814)	(396,543)	1,185,331
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments, excluding purchased options	2,608,686	18,910,859 (a)	23,718,247 (a)	8,056,235 (a)	9,645,906 (a)
Purchased options	57,590	(2,630,004)	85,379	(453,726)	(2,325,936)
Foreign currency transactions	—	(90,418)	(168,224)	11,073	32,620
Forward foreign currency contracts	—	(122,089)	(23,479)	221,695	—
Written options	—	511,867	600,458	80,837	270,524
Change in net unrealized appreciation/(depreciation) on:
Investments, excluding purchased options	229,077	33,217,825 (b)	29,801,000 (b)	14,448,894 (b)	10,181,558 (b)
Purchased options	—	933,237	307,100	114,596	5,469,525
Foreign currency translations	—	16,760	4,542	1,684	9,443
Forward foreign currency contracts	—	242,830	—	57,324	—
Written options	—	(500,496)	—	(80,150)	(537,929)
NET GAIN (LOSS)	2,895,353	50,490,371	54,325,023	22,458,462	22,745,711
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$3,167,535	$50,395,465	$53,777,209	$22,061,919	$23,931,042

(a)  Net of foreign capital gains tax of $69,555, $322,316, $2,516, and $7,656, respectively.

(b)  Net of change of $(102,247), $(272,601), $(45,382) and $(48,216), respectively in deferred capital gains tax.

See accompanying Notes to Financial Statements

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Statements of Operations Year Ended October 31, 2020

	TOTAL RETURN BOND FUND	HIGH INCOME OPPORTUNITIES FUND	SHORT-TERM BOND FUND
INVESTMENT INCOME
Interest	$2,056,778	$2,442,110	$5,504,479
Dividends	12,952	76,966	17,591
Total investment income	2,069,730	2,519,076	5,522,070
EXPENSES
Investment advisory fees	323,430	238,441	583,811
Distribution fees
Class A	59,786	79,803	5,032
Class C	23,420	13,723	—
Transfer agent fees	86,732	51,065	37,467
Fund administration fees	5,929	3,220	15,838
Printing and mailing fees	15,230	18,217	10,082
Accounting fees	23,859	28,741	35,510
Trustees' fees and officer compensation	16,143	14,723	22,638
Legal fees	974	5,947	18,129
Audit fees	10,941	9,663	13,636
Custodian fees	3,509	4,446	6,210
Registration fees	46,905	42,822	38,658
Other	21,064	27,046	34,528
Total expenses	637,922	537,857	821,539
Less expense reductions	(85,658)	(146,227)	(35,134)
Net expenses	552,264	391,630	786,405
NET INVESTMENT INCOME (LOSS)	1,517,466	2,127,446	4,735,665
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	939,588	(818,932)	1,255,138
Futures contracts	28,171	—	438,974
Change in net unrealized appreciation/(depreciation) on:
Investments	2,133,400	(957,110)	79,415
Futures contracts	(2,681)	—	(8,042)
NET GAIN (LOSS)	3,098,478	(1,776,042)	1,765,485
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$4,615,944	$351,404	$6,501,150

See accompanying Notes to Financial Statements

www.calamos.com

Statements of Changes in Net Assets

	MARKET NEUTRAL INCOME FUND		HEDGED EQUITY FUND		PHINEUS LONG/SHORT FUND
	YEAR ENDED OCTOBER 31, 2020	YEAR ENDED OCTOBER 31, 2019	YEAR ENDED OCTOBER 31, 2020	YEAR ENDED OCTOBER 31, 2019	YEAR ENDED OCTOBER 31, 2020	YEAR ENDED OCTOBER 31, 2019
OPERATIONS
Net investment income (loss)	$149,827,117	$170,096,398	$3,245,321	$1,897,834	$(2,871,783)	$4,723,997
Net realized gain (loss)	(262,001,696)	50,822,790	(14,858,732)	(3,199,865)	(56,791,309)	(7,413,880)
Change in unrealized appreciation/(depreciation)	393,742,440	124,044,043	24,857,923	14,213,560	20,276,183	(3,054,093)
Net increase (decrease) in net assets resulting from operations	281,567,861	344,963,231	13,244,512	12,911,529	(39,386,909)	(5,743,976)
DISTRIBUTIONS TO SHAREHOLDERS
Class A	(7,489,859)	(34,356,827)	(104,884)	(150,877)	(75,742)	(3,642,160)
Class C	(1,054,126)	(11,097,627)	(6,941)	(18,780)	—	(1,859,837)
Class I	(96,486,081)	(295,713,301)	(3,005,791)	(3,729,094)	(2,809,068)	(32,415,010)
Class R6(a)	—	—	—	—	—	—
Total distributions	(105,030,066)	(341,167,755)	(3,117,616)	(3,898,751)	(2,884,810)	(37,917,007)
CAPITAL SHARE TRANSACTIONS	1,386,174,682	2,005,517,149	115,138,033	130,427,738	(342,526,706)	(327,777,704)
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,562,712,477	2,009,312,625	125,264,929	139,440,516	(384,798,425)	(371,438,687)
NET ASSETS
Beginning of year	$8,715,153,829	$6,705,841,204	$236,797,027	$97,356,511	$792,917,297	$1,164,355,984
End of year	$10,277,866,306	$8,715,153,829	$362,061,956	$236,797,027	$408,118,872	$792,917,297

(a)  Market Neutral Income Fund Class R6 shares commenced operations on June 23, 2020.

See accompanying Notes to Financial Statements

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Statements of Changes in Net Assets

	CONVERTIBLE FUND		GLOBAL CONVERTIBLE FUND		TIMPANI SMALL CAP GROWTH FUND
	YEAR ENDED OCTOBER 31, 2020	YEAR ENDED OCTOBER 31, 2019	YEAR ENDED OCTOBER 31, 2020	YEAR ENDED OCTOBER 31, 2019	YEAR ENDED OCTOBER 31, 2020	PERIOD ENDED OCTOBER 31, 2019	FOR THE ELEVEN MONTHS ENDED MAY 31, 2019(a)
OPERATIONS
Net investment income (loss)	$21,957,017	$19,729,612	$3,386,084	$1,460,309	$(897,743)	$(320,902)	$(651,771)
Net realized gain (loss)	75,387,193	(5,341,123)	16,403,115	(31,968)	6,474,109	2,606,534	2,119,354
Change in unrealized appreciation/(depreciation)	136,925,487	48,663,588	14,324,075	8,141,643	25,621,782	(3,290,127)	(4,315,675)
Net increase (decrease) in net assets resulting from operations	234,269,697	63,052,077	34,113,274	9,569,984	31,198,148	(1,004,495)	(2,848,092)
DISTRIBUTIONS TO SHAREHOLDERS
Class A	(1,824,939)	(24,667,990)	(169,920)	(528,376)	(355,909)	—	(313,214	)(b)
Class C	(129,160)	(14,196,158)	(55,671)	(168,024)	—	—	—
Class I	(5,335,357)	(38,620,881)	(2,570,676)	(6,172,780)	(3,556,011)	—	(3,947,336	)(b)
Class R6	—	—	—	—	(53,959)	—	—
Total distributions	(7,289,456)	(77,485,029)	(2,796,267)	(6,869,180)	(3,965,879)	—	(4,260,550)
CAPITAL SHARE TRANSACTIONS	191,970,630	143,816,325	44,280,008	(6,005,413)	28,050,622	7,080,673	6,226,365
TOTAL INCREASE (DECREASE) IN NET ASSETS	418,950,871	129,383,373	75,597,015	(3,304,609)	55,282,891	6,076,178	(882,277)
NET ASSETS
Beginning of year	$744,924,542	$615,541,169	$132,933,388	$136,237,997	$80,458,824	$74,382,646 *	$75,234,923
End of year	$1,163,875,413	$744,924,542	$208,530,403	$132,933,388	$135,741,715	$80,458,824	$74,352,646

(a)  Prior to May 31, 2019, the figures shown are for the predecessor fund.

(b)  Prior to May 31, 2019, figures shown for Class A represent the precessor fund's class Y, and figures shown for Class I represent precessor fund's Service class and Institutional class. The Class I distributions include $15,669 from the Service class.

*  Beginning net assets for period ended October 31, 2019, include $30,000 in capital share transactions made to the Calamos Timpani Small Cap Growth Fund prior to the completion of the conversion.

See accompanying Notes to Financial Statements

www.calamos.com

Statements of Changes in Net Assets

	TIMPANI SMID GROWTH FUND		GROWTH FUND		GROWTH AND INCOME FUND
	YEAR ENDED OCTOBER 31, 2020	PERIOD ENDED OCTOBER 31, 2019(a)	YEAR ENDED OCTOBER 31, 2020	YEAR ENDED OCTOBER 31, 2019	YEAR ENDED OCTOBER 31, 2020	YEAR ENDED OCTOBER 31, 2019
OPERATIONS
Net investment income (loss)	$(121,802)	$(20,531)	$(5,872,977)	$(1,861,663)	$18,410,783	$19,957,891
Net realized gain (loss)	(23,843)	(891,753)	177,669,344	156,324,648	59,983,402	56,092,610
Change in unrealized appreciation/(depreciation)	4,803,138	(101,453)	72,786,970	29,477,114	150,295,015	137,463,621
Net increase (decrease) in net assets resulting from operations	4,657,493	(1,013,737)	244,583,337	183,940,099	228,689,200	213,514,122
DISTRIBUTIONS TO SHAREHOLDERS
Class A	—	—	(98,134,931)	(110,345,634)	(40,314,590)	(63,407,471)
Class C	—	—	(7,680,613)	(66,517,149)	(3,659,187)	(31,205,466)
Class I	—	—	(18,544,308)	(27,706,322)	(29,752,522)	(52,024,069)
Class R6(b)	—	—	—	—	(53)	—
Total distributions	—	—	(124,359,852)	(204,569,105)	(73,726,352)	(146,637,006)
CAPITAL SHARE TRANSACTIONS	3,047,500	10,380,000	(97,118,518)	(45,231,198)	(71,802,895)	(44,462,882)
TOTAL INCREASE (DECREASE) IN NET ASSETS	7,704,993	9,366,263	23,104,967	(65,860,204)	83,159,953	22,414,234
NET ASSETS
Beginning of year	$9,366,263	$—	$1,397,674,871	$1,463,535,075	$2,000,862,969	$1,978,448,735
End of year	$17,071,256	$9,366,263	$1,420,779,838	$1,397,674,871	$2,084,022,922	$2,000,862,969

(a)  Timpani SMID Growth Fund commenced operations on July 31, 2019.

(b)  Growth and Income Fund Class R6 shares commenced operations on June 23, 2020.

See accompanying Notes to Financial Statements

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Statements of Changes in Net Assets

	DIVIDEND GROWTH FUND		SELECT FUND		INTERNATIONAL GROWTH FUND
	YEAR ENDED OCTOBER 31, 2020	YEAR ENDED OCTOBER 31, 2019	YEAR ENDED OCTOBER 31, 2020	YEAR ENDED OCTOBER 31, 2019	YEAR ENDED OCTOBER 31, 2020	YEAR ENDED OCTOBER 31, 2019
OPERATIONS
Net investment income (loss)	$83,332	$158,657	$272,182	$448,973	$(94,906)	$1,316,447
Net realized gain (loss)	1,408,817	2,559,388	2,666,276	461,174	16,580,215	(1,661,553)
Change in unrealized appreciation/(depreciation)	(692,399)	(545,355)	229,077	3,268,273	33,910,156	25,638,578
Net increase (decrease) in net assets resulting from operations	799,750	2,172,690	3,167,535	4,178,420	50,395,465	25,293,472
DISTRIBUTIONS TO SHAREHOLDERS
Class A	(427,003)	(103,054)	(70,752)	(1,446,325)	—	(6,172,737)
Class C	(78,044)	(38,283)	—	(1,259,904)	—	(2,405,608)
Class I	(1,485,056)	(892,276)	(242,385)	(4,646,839)	—	(15,226,176)
Class R6	—	—	—	—	—	(2,420)
Total distributions	(1,990,103)	(1,033,613)	(313,137)	(7,353,068)	—	(23,806,941)
CAPITAL SHARE TRANSACTIONS	(2,899,623)	(7,816,392)	(155,321)	642,283	(31,189,036)	(29,839,329)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(4,089,976)	(6,677,315)	2,699,077	(2,532,365)	19,206,429	(28,352,798)
NET ASSETS
Beginning of year	$17,282,721	$23,960,036	$45,026,478	$47,558,843	$204,997,272	$233,350,070
End of year	$13,192,745	$17,282,721	$47,725,555	$45,026,478	$224,203,701	$204,997,272

See accompanying Notes to Financial Statements

www.calamos.com

Statements of Changes in Net Assets

	EVOLVING WORLD GROWTH FUND		GLOBAL EQUITY FUND		GLOBAL GROWTH AND INCOME FUND
	YEAR ENDED OCTOBER 31, 2020	YEAR ENDED OCTOBER 31, 2019	YEAR ENDED OCTOBER 31, 2020	YEAR ENDED OCTOBER 31, 2019	YEAR ENDED OCTOBER 31, 2020	YEAR ENDED OCTOBER 31, 2019
OPERATIONS
Net investment income (loss)	$(547,814)	$1,410,485	$(396,543)	$(26,751)	$1,185,331	$1,902,079
Net realized gain (loss)	24,212,381	2,537,859	7,916,114	8,001,572	7,623,114	2,269,269
Change in unrealized appreciation/(depreciation)	30,112,642	18,719,546	14,542,348	764,987	15,122,597	5,904,583
Net increase (decrease) in net assets resulting from operations	53,777,209	22,667,890	22,061,919	8,739,808	23,931,042	10,075,931
DISTRIBUTIONS TO SHAREHOLDERS
Class A	(185,052)	—	(1,443,237)	(5,307,306)	(963,092)	(6,498,883)
Class C	—	—	(677,355)	(2,645,190)	(157,436)	(5,796,232)
Class I	(1,308,635)	—	(3,950,779)	(10,702,340)	(671,550)	(6,363,175)
Class R6(a)	—	—	—	—	—	—
Total distributions	(1,493,687)	—	(6,071,371)	(18,654,836)	(1,792,078)	(18,658,290)
CAPITAL SHARE TRANSACTIONS	23,192,489	(65,234,868)	(5,224,917)	(5,673,079)	(10,072,449)	(30,348,373)
TOTAL INCREASE (DECREASE) IN NET ASSETS	75,476,011	(42,566,978)	10,765,631	(15,588,107)	12,066,515	(38,930,732)
NET ASSETS
Beginning of year	$161,964,227	$204,531,205	$80,865,483	$96,453,590	$151,405,796	$190,336,528
End of year	$237,440,238	$161,964,227	$91,631,114	$80,865,483	$163,472,311	$151,405,796

(a)  Global Equity Fund Class R6 shares commenced operations on June 23, 2020.
See accompanying Notes to Financial Statements

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Statements of Changes in Net Assets

	TOTAL RETURN BOND FUND		HIGH INCOME OPPORTUNITIES FUND		SHORT-TERM BOND FUND
	YEAR ENDED OCTOBER 31, 2020	YEAR ENDED OCTOBER 31, 2019	YEAR ENDED OCTOBER 31, 2020	YEAR ENDED OCTOBER 31, 2019	YEAR ENDED OCTOBER 31, 2020	YEAR ENDED OCTOBER 31, 2019
OPERATIONS
Net investment income (loss)	$1,517,466	$1,447,122	$2,127,446	$2,603,613	$4,735,665	$4,345,800
Net realized gain (loss)	967,759	(52,743)	(818,932)	(791,826)	1,694,112	887,418
Change in unrealized appreciation/(depreciation)	2,130,719	3,779,147	(957,110)	644,222	71,373	2,888,442
Net increase (decrease) in net assets resulting from operations	4,615,944	5,173,526	351,404	2,456,009	6,501,150	8,121,660
DISTRIBUTIONS TO SHAREHOLDERS
Class A	(491,561)	(537,649)	(1,824,231)	(2,025,174)	(47,643)	(7,328)
Class C	(31,410)	(85,932)	(63,841)	(244,119)	—	—
Class I	(1,035,582)	(819,442)	(384,142)	(442,113)	(6,244,535)	(4,362,670)
Class R6	—	—	—	—	—	—
Total distributions	(1,558,553)	(1,443,023)	(2,272,214)	(2,711,406)	(6,292,178)	(4,369,998)
CAPITAL SHARE TRANSACTIONS	22,633,496	923,652	(3,816,942)	(5,490,171)	(38,697,303)	199,258,390
TOTAL INCREASE (DECREASE) IN NET ASSETS	25,690,887	4,654,155	(5,737,752)	(5,745,568)	(38,488,331)	203,010,052
NET ASSETS
Beginning of year	$61,063,541	$56,409,386	$44,014,568	$49,760,136	$218,153,027	$15,142,975
End of year	$86,754,428	$61,063,541	$38,276,816	$44,014,568	$179,664,696	$218,153,027

See accompanying Notes to Financial Statements

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Notes to Financial Statements

Note 1 – Organization and Significant Accounting Policies

Organization. CALAMOS INVESTMENT TRUST, a Massachusetts business trust organized December 21, 1987 (the "Trust"), consists of eighteen series, Market Neutral Income Fund, Hedged Equity Fund, Phineus Long/Short Fund, Convertible Fund, Global Convertible Fund, Timpani Small Cap Growth Fund, Timpani SMID Growth Fund (commenced operations on July 31, 2019), Growth Fund, Growth and Income Fund, Dividend Growth Fund, Select Fund, International Growth Fund , Evolving World Growth Fund, Global Equity Fund, Global Growth and Income Fund, Total Return Bond Fund, High Income Opportunities Fund, and Short-Term Bond Fund, (commenced operations on September 19, 2018), (each a "Fund" and collectively the "Funds"). The Trust is registered under the Investment Company Act of 1940 as amended (the "1940 Act") as an open-end management investment company. The Trust currently offers Class A, Class C (except Timpani Small Cap Growth Fund and Timpani SMID Growth Fund), and Class I shares of each of the Funds (except Short-Term Bond Fund). Class R6 shares are offered in Market Neutral Income Fund, Timpani Small Cap Growth Fund, Timpani SMID Growth Fund, Growth and Income Fund, International Growth Fund and Global Equity Fund only.

Significant Accounting Policies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP), and the Funds are each considered an investment company under U.S. GAAP and follow the accounting and reporting guidance applicable to investment companies. The Funds adhere to the accounting and reporting requirements set forth in ASU 2013-08 and ASC 946. Under U.S. GAAP, management is required to make certain estimates and assumptions at the date of the financial statements and actual results may differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

In March 2017, the Financial Accounting Standards Board ("FASB") issued ASU No. 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08"). ASU 2017-08 shortens the amortization period for certain callable debt securities held at a premium. The Funds adopted ASU2017-08 as of November 1, 2019, with no material impact on the Funds' financial statements.

In October 2020, FASB issued ASU No. 2020-08, Codification Improvements to Subtopic 310-20, Receivables—Nonrefundable Fees and Other Costs ("ASU 2020-08"). ASU 2020-08 was issued to clarify how to amortize premiums for debt securities where there are bonds with multiple call dates. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2020. Management has evaluated the impact of this guidance within the Funds' financial statements and has determined the adoption of ASU 2020-08 will have no impact on the Fund's financial statements.

Fund Valuation. The valuation of the Funds' investments is in accordance with policies and procedures adopted by and under the ultimate supervision of the board of trustees.

Fund securities that are traded on U.S. securities exchanges, except option securities, are valued at the official closing price, which is the last current reported sales price on its principal exchange at the time each Fund determines its net asset value ("NAV"). Securities traded in the over-the-counter market and quoted on The NASDAQ Stock Market are valued at the NASDAQ Official Closing Price, as determined by NASDAQ, or lacking a NASDAQ Official Closing Price, the last current reported sale price on NASDAQ at the time a Fund determines its NAV. When a last sale or closing price is not available, equity securities, other than option securities, that are traded on a U.S. securities exchange and other equity securities traded in the over-the-counter market are valued at the mean between the most recent bid and asked quotations on its principal exchange in accordance with guidelines adopted by the board of trustees. Each option security traded on a U.S. securities exchange is valued at the mid-point of the consolidated bid/ask quote for the option security, also in accordance with guidelines adopted by the board of trustees. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued either by an independent pricing agent approved by the board of trustees or based on a quotation provided by the counterparty to such option under the ultimate supervision of the board of trustees.

Fixed income securities, bank loans, certain convertible preferred securities, and non-exchange traded derivatives are normally valued by independent pricing services or by dealers or brokers who make markets in such securities. Valuations of such fixed income securities, bank loans, certain convertible preferred securities, and non-exchange traded derivatives consider yield or price of equivalent securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data and do not rely exclusively upon exchange or over-the-counter prices.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

Trading on European and Far Eastern exchanges and over-the-counter markets is typically completed at various times before the close of business on each day on which the New York Stock Exchange ("NYSE") is open. Each security trading on these exchanges or in over-the-counter markets may be valued utilizing a systematic fair valuation model provided by an independent pricing service approved by the board of trustees. The valuation of each security that meets certain criteria in relation to the valuation model is systematically adjusted to reflect the impact of movement in the U.S. market after the foreign markets close. Securities that do not meet the criteria, or that are principally traded in other foreign markets, are valued as of the last reported sale price at the time the respective Fund determines its NAV, or when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading of foreign securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the respective Fund's NAV is not calculated.

If the pricing committee determines that the valuation of a security in accordance with the methods described above is not reflective of a fair value for such security, the security is valued at a fair value by the pricing committee, under the ultimate supervision of the board of trustees, following the guidelines and/or procedures adopted by the board of trustees.

Each Fund also may use fair value pricing, pursuant to guidelines adopted by the board of trustees and under the ultimate supervision of the board of trustees, if trading in the security is halted or if the value of a security it holds is materially affected by events occurring before the Fund's pricing time but after the close of the primary market or exchange on which the security is listed. Those procedures may utilize valuations furnished by pricing services approved by the board of trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.

When fair value pricing of securities is employed, the prices of securities used by the Fund to calculate its NAV may differ from market quotations or official closing prices. There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund's net asset value ("NAV").

Investment Transactions. Investment transactions are recorded on a trade date basis as of October 31, 2020. Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income is recognized using the accrual method and includes accretion of original issue and market discount and amortization of premium. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date.

Foreign Currency Translation. Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using a rate quoted by a major bank or dealer in the particular currency market, as reported by a recognized quotation dissemination service.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at period end.

Allocation of Expenses Among Funds and Classes. Expenses directly attributable to a Fund are charged to that Fund; certain other common expenses of the Trust, Calamos Advisors Trust, Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Global Total Return Fund, Calamos Global Dynamic Income Fund, Calamos Dynamic Convertible and Income Fund, and Calamos Long/Short Equity & Dynamic Income Trust are allocated proportionately among each Fund to which the expenses relate in relation to the net assets of each Fund or on another reasonable basis. Expenses directly attributable to a particular class of a fund in the Trust are charged directly to such class. In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses

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Notes to Financial Statements

other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day plus current day fund share activity.

Income Taxes. No provision has been made for U.S. income taxes because the Trust's policy is to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, and distribute to shareholders substantially all of the Funds' taxable income and net realized gains.

Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. To the extent these "book/tax" differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. These differences are primarily due to differing treatments for foreign currency transactions, contingent payment debt instruments and methods of amortizing and accreting for fixed income securities. The financial statements are not adjusted for temporary differences.

The Fund recognized no liability for uncertain tax positions. A reconciliation is not provided as the beginning and ending amounts of unrecognized benefits are zero, with no interim additions, reductions or settlements. Tax years 2016 — 2019 remain subject to examination by the U.S. and the State of Illinois tax jurisdictions for those Funds that have been in existence during that time, and for all years since inception for those Funds created subsequent to October 31, 2013.

Indemnifications. Under the Trust's organizational documents, the Trust is obligated to indemnify its officers and trustees against certain liabilities incurred by them by reason of having been an officer or trustee of the Trust. In addition, in the normal course of business, the Trust may enter into contracts that provide general indemnifications to other parties. Each Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Funds' management expects the risk of material loss in connection to a potential claim to be remote.

Note 2 – Investment Adviser and Transactions With Affiliates Or Certain Other Parties

Pursuant to an investment advisory agreement with Calamos Advisors LLC ("Calamos Advisors"), each Fund pays a monthly investment advisory fee based on the average daily net assets of the Fund, as shown below:

AVERAGE DAILY NET ASSETS	GROWTH FUND ANNUAL RATE	EVOLVING WORLD GROWTH FUND ANNUAL RATE	TOTAL RETURN BOND FUND ANNUAL RATE	SELECT FUND, DIVIDEND GROWTH FUND, INTERNATIONAL GROWTH FUND*, GLOBAL EQUITY FUND*, GLOBAL GROWTH AND INCOME FUND ANNUAL RATE
First $500 million	1.00%	1.10%	0.45%	1.00%
Next $500 million	0.90%	1.05%	0.43%	0.95%
Next $5 billion	0.80%	1.00%	0.41%	0.90%
Over $6 billion	0.70%	0.90%	0.35%	0.80%

*  International Growth Fund and Global Equity Fund are subject to a possible adjustment based on performance as described below.

AVERAGE DAILY NET ASSETS	GLOBAL CONVERTIBLE FUND ANNUAL RATE	SHORT-TERM BOND FUND ANNUAL RATE	TIMPANI SMALL CAP GROWTH FUND ANNUAL RATE	TIMPANI SMID GROWTH FUND ANNUAL RATE	GROWTH AND INCOME FUND, CONVERTIBLE FUND, MARKET NEUTRAL INCOME FUND, HEDGED EQUITY FUND ANNUAL RATE	HIGH INCOME OPPORTUNITIES FUND ANNUAL RATE	PHINEUS LONG/SHORT FUND ANNUAL RATE
First $500 million	0.85%	0.30%	0.90%	0.95%	0.75%	0.60%	1.25%
Next $500 million	0.80%	0.27%	0.80%	0.85%	0.70%	0.55%	1.20%
Over $1 billion	0.75%	0.25%	0.75%	0.80%	0.65%	0.50%	1.15%

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

The average investment advisory fee as of the period ended October 31, 2020 was as follows:

FUND	PERCENTAGE
Market Neutral Income Fund	0.66%
Hedged Equity Fund	0.75
Phineus Long/Short Fund	1.24
Convertible Fund	0.73
Global Convertible Fund	0.85
Timpani Small Cap Growth Fund	0.90
Timpani SMID Growth Fund	0.95
Growth Fund	0.91
Growth and Income Fund	0.69
Dividend Growth Fund	1.00
Select Fund	1.00
International Growth Fund	1.00
Evolving World Growth Fund	1.10
Global Equity Fund	1.00
Global Growth and Income Fund	1.00
Total Return Bond Fund	0.45
High Income Opportunities Fund	0.60
Short-Term Bond Fund	0.30

Each of the International Growth and Global Equity Funds pays a fee based on average daily net assets of the Fund that is accrued daily and paid on a monthly basis, subject to possible adjustment based on the Fund's investment performance (since March 2006 for International Growth Fund and since February 2008 for Global Equity Fund). The performance adjustment increases or decreases the management fee, on a monthly basis, by 1/12 of 0.03% of a Fund's average daily net assets over the performance period for each full 1% increment amount by which a Fund outperforms or underperforms the benchmark index ("Index"), on an annualized basis, over the performance measurement period. The benchmark indexes are the MSCI EAFE Growth Index and the MSCI World Index for the International Growth Fund and Global Equity Fund, respectively.

The base fee is shown in the table above. The performance adjustment rate is calculated by comparing over the performance measurement period the Fund's Class A share performance to that of the respective Index. The performance measurement period commenced at the beginning of each Fund's first full month of operation (April 2005 and March 2007 for the International Growth Fund and Global Equity Fund, respectively). The first performance adjustment was applied to the advisory fee at the end of the twelfth month. Each month subsequent to the twelfth month, a new month is added to the performance measurement period until the performance measurement period includes 36 months. Thereafter, the performance measurement period consists of the most recent month plus the previous 35 months.

The performance comparison is made at the end of each month. The maximum annualized performance adjustment rate is +/- 0.30% of the Fund's average daily net assets over the performance measurement period. The performance adjustment rate is divided by twelve and multiplied by the Fund's average daily net assets over the performance measurement period, and the resulting dollar amount is then added to or subtracted from the base fee. Calamos Advisors may receive a positive performance adjustment even if the Fund has a negative return over a performance measurement period if it otherwise outperforms the Index during that period.

Each Fund may invest in shares of the Timpani Small Cap Growth Fund ("SCG"), Timpani SMID Growth Fund ("SMID") or Short Term Bond Fund ("STBF"). Calamos Advisors has contractually agreed to waive a portion of its advisory fee charged to the Fund equal to the advisory fee paid by SCG, SMID or STBF, respectively, attributable to the Fund's investment in SCG, SMID or STBF, respectively, based on daily net assets. For the period ended October 31, 2020, the total advisory fees waived pursuant to such agreement were $9,348, $454,831, and $44,052 for the Growth Fund, Market Neutral Income Fund, Phineus Long/Short Fund, respectively, and are included in the Statements of Operations under the caption "Expense reductions".

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Notes to Financial Statements

As of October 31, 2020, the Market Neutral Income Fund, Phineus Long/Short Fund, and Growth Fund had holdings of $152.82 million, $0 million, and $0 million respectively in STBF. During the period from November 1, 2019 through October 31, 2020, the Market Neutral Income Fund, Phineus Long/Short Fund, and Growth Fund earned $4.79 million, $0.63 million, and $0.12 million, in dividends respectively. Phineus Long/Short Fund and Growth Fund sold $35.82 million and $5.58 million, respectively, of its investment in STBF over the same period, and no change in investment from Market Neutral Income Fund.

The Funds reimburses Calamos Advisors for a portion of compensation paid to the Trust's Chief Compliance Officer. This compensation is reported as part of the "Trustees' fees and officer compensation" expense on the Statements of Operations.

Calamos Advisors has contractually agreed to limit the annual ordinary operating expenses of each Fund as a percentage of the average daily net assets as follows:

Fund	CLASS A SHARES	CLASS C SHARES	CLASS I SHARES	CLASS R6 SHARES
Market Neutral Income Fund	1.75%	2.50%	1.50%	1.50% less the annual sub-transfer agency ratio*
Hedged Equity Fund(a)	1.15%	1.90%	0.90%	—
Phineus Long/Short Fund	2.00%	2.75%	1.75%	—
Convertible Fund	1.75%	2.50%	1.50%	—
Global Convertible Fund	1.35%	2.10%	1.10%	—
Timpani Small Cap Growth Fund	1.30%	—	1.05%	1.05% less the annual sub-transfer agency ratio*
Timpani SMID Growth Fund	1.35%	—	1.10%	1.10% less the annual sub-transfer agency ratio*
Growth Fund	1.75%	2.50%	1.50%	—
Growth and Income Fund	1.75%	2.50%	1.50%	1.50% less the annual sub-transfer agency ratio*
Dividend Growth Fund	1.35%	2.10%	1.10%	—
Select Fund	1.15%	1.90%	0.90%	—
International Growth Fund	1.10%	1.85%	0.85%	0.85% less the annual sub-transfer agency ratio*
Evolving World Growth Fund(b)	1.30%	2.05%	1.05%	—

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

Fund	CLASS A SHARES	CLASS C SHARES	CLASS I SHARES	CLASS R6 SHARES
Global Equity Fund	1.40%	2.15%	1.15%	1.15% less the annual sub-transfer agency ratio*
Global Growth and Income Fund	1.75%	2.50%	1.50%	—
Total Return Bond Fund	0.90%	1.65%	0.65%	—
High Income Opportunities Fund	1.00%	1.75%	0.75%	—
Short-Term Bond Fund	0.65%	—	0.40%	—

*  The annual sub-transfer agency ratio is equal to the aggregate sub-transfer agency expenses common to the other share classes of the Fund divided by the aggregated average annual net assets of the Fund's other share classes.

(a)  Limit is in effect for the period 1/22/20-2/28/21, for the period 11/1/19-1/21/20 and after 2/28/21 the limit was and will be 1.25%, 2.00% and 1.00% for Class A, C & I Shares, respectively.

(b)  Limit effective 8/1/20, for the period 11/01/19-7/31/20, the limit was 1.75%, 2.50% & 1.50% for Class A , C & I Shares, respectively

These agreements are binding on Calamos Advisors through March 1, 2022.

For the year ended October 31, 2020, Calamos Advisors waived or absorbed the following expenses:

FUND	AMOUNT
Market Neutral Income Fund	$454,831
Hedged Equity Fund	147,761
Phineus Long/Short Fund	44,052
Global Convertible Fund	17,096
Timpani Small Cap Growth Fund	102,634
Timpani SMID Growth Fund	147,920
Growth Fund	9,348
Dividend Growth Fund	116,576
Select Fund	228,813
International Growth Fund	869,660
Evolving World Growth Fund	141,077
Global Equity Fund	210,082
Total Return Bond Fund	85,658
High Income Opportunities Fund	146,227
Short-Term Bond Fund	35,134

These amounts are included in the Statements of Operations under the caption "Expense reductions".

As Distributor, Calamos Financial Services LLC ("CFS") assumed all expenses of personnel, office space, office facilities and equipment incidental to such service. Each Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act whereby the Fund pays to CFS a distribution and/or service fee at the annual rate of 0.25% of the average daily net assets of the Fund's Class A shares; a service fee at the annual rate of 0.25% and a distribution fee at the rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares; a service fee at the annual rate of 0.25% and a distribution fee of 0.25% of the average daily net assets of the Fund's Class R shares. No such fees are paid on each Fund's Class I or Class R6 shares.

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Notes to Financial Statements

CFS also receives a sales commission and/or an underwriting fee on certain sales of each Fund's Class A shares. During the period ended October 31, 2020, CFS received commissions and underwriting fees as follows:

FUND	AMOUNT
Market Neutral Income Fund	$46,749
Hedged Equity Fund	13,917
Phineus Long/Short Fund	7,376
Convertible Fund	17,788
Global Convertible Fund	694
Timpani Small Cap Growth Fund	2,943
Timpani SMID Growth Fund	14
Growth Fund	42,977
Growth and Income Fund	108,535
Dividend Growth Fund	759
Select Fund	762
International Growth Fund	720
Evolving World Growth Fund	4,922
Global Equity Fund	903
Global Growth and Income Fund	3,995
Total Return Bond Fund	614
High Income Opportunities Fund	444
Short-Term Bond Fund	2

A trustee and certain officers of the Trust are also officers and directors of CFS and Calamos Advisors. Such trustee and officers serve without direct compensation from the Trust. The Trust's Statement of Additional Information contains additional information about the Trust's Trustees and Officers and is available without charge, upon request, at www.calamos.com or by calling 800.582.6959.

As of October 31, 2020, certain affiliates of Calamos Advisors hold material investments in the Funds as follows:

FUND	PERCENTAGE
Timpani SMID Growth Fund	73%
Select Fund	46
Global Equity Fund	29
High Income Opportunities Fund	32

As of October 31, 2020, the Growth Fund, Market Neutral Income Fund, and Phineus Long/Short Fund held 0.0%, 85.0%, and 0.0% of the outstanding shares respectively of Short Term Bond Fund.

The Trust has adopted a deferred compensation plan (the "Plan"). Under the Plan, a trustee who is not an "interested person" (as defined in the 1940 Act) and has elected to participate in the Plan (a "participating trustee") may defer receipt of all or a portion of his compensation from the Trust. The deferred compensation payable to the participating trustee is credited to the trustee's deferral account as of the business day such compensation would have been paid to the participating trustee. The value of amounts deferred for a participating trustee is determined by reference to the change in value of Class I shares of one or more funds of the Trust designated by the participant. The value of the account increases with contributions to the account or with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

At October 31, 2020, the Funds had deferred compensation balances, which are included in "Other assets" on the Statements of Assets and Liabilities, as follows:

FUND	AMOUNT
Market Neutral Income Fund	$136,149
Convertible Fund	137,813
Growth Fund	667,986
Growth and Income Fund	288,437
Select Fund	71,612
International Growth Fund	45,075
Evolving World Growth Fund	13,283
Global Equity Fund	23,120
Global Growth and Income Fund	108,476
Total Return Bond Fund	26,016
High Income Opportunities Fund	78,917

Each Fund's obligation to make payments under the Plan is a general obligation of the Fund and is included in "Payable for deferred compensation to trustees" on the Statements of Assets and Liabilities at October 31, 2020.

Interfund Lending Program

The Funds have adopted, effective April 23, 2020, an Interim InterFund Lending Program (the "InterFund Program") in reliance upon the exemptive order issued by the Securities and Exchange Commission on March 23, 2020 (the "March 23, 2020 Order"). The InterFund Program allows the Funds to borrow money from and lend money to each other for temporary or emergency purposes, such as to satisfy redemption requests or to cover unanticipated cash shortfalls, subject to the requirements of the March 23, 2020 Order. The Funds' InterFund Program is limited in terms of duration and will only remain in place for the period from the adoption date up to the termination of the March 23, 2020 Order (unless extended by the board of trustees). The March 23, 2020 Order remained in effect as of October 31, 2020. As of the end of the reporting period, no Fund has participated in the InterFund Program or has had to rely on the March 23, 2020 Order. Please see the supplement to the Prospectus and Statement of Additional Information dated April 30, 2020 for more information about the Interfund Program.

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Notes to Financial Statements

Note 3 – Investments

The cost of purchases and proceeds from sales of long-term investments for the year ended October 31, 2020 were as follows:

	COST OF PURCHASES		PROCEEDS FROM SALES
FUND	U.S. GOV'T SECURITIES	OTHER	U.S. GOV'T SECURITIES	OTHER
Market Neutral Income Fund	$—	$9,924,457,502	$50,318,359	$10,137,379,655
Hedged Equity Fund	—	291,992,988	—	179,766,768
Phineus Long/Short Fund	—	2,276,095,840	—	2,023,683,290
Convertible Fund	—	779,737,711	12,346,453	592,922,691
Global Convertible Fund	2,771,389	114,682,956	8,176,417	63,518,404
Timpani Small Cap Growth Fund	—	198,065,205	—	172,862,475
Timpani SMID Growth Fund	—	28,880,486	—	25,748,798
Growth Fund	—	1,552,881,454	—	1,716,260,544
Growth and Income Fund	—	690,028,601	34,620,246	758,881,143
Dividend Growth Fund	—	3,176,036	—	7,670,146
Select Fund	—	62,461,466	—	63,127,463
International Growth Fund	—	173,526,651	—	206,606,730
Evolving World Growth Fund	—	212,203,101	—	202,867,099
Global Equity Fund	—	59,220,306	—	71,591,228
Global Growth and Income Fund	—	170,482,506	4,534,878	178,784,015
Total Return Bond Fund	30,939,974	32,008,065	26,304,107	15,923,255
High Income Opportunities Fund	—	19,913,665	—	21,456,180
Short-Term Bond Fund	—	79,017,170	8,470,023	112,038,458

The following information is presented on a federal income tax basis as of October 31, 2020. Differences between the cost basis under U.S. generally accepted accounting principles and federal income tax purposes are primarily due to temporary differences.

The cost basis of investments for federal income tax purposes at October 31, 2020 was as follows:

FUND	COST BASIS OF INVESTMENTS	GROSS UNREALIZED APPRECIATION	GROSS UNREALIZED DEPRECIATION	NET UNREALIZED APPRECIATION (DEPRECIATION)
Market Neutral Income Fund	$5,668,189,151	$2,823,539,000	$(2,288,516,351)	$535,022,649
Hedged Equity Fund	325,981,920	69,166,902	(29,378,514)	39,788,388
Phineus Long/Short Fund	320,913,857	13,909,494	(67,147,033)	(53,237,539)
Convertible Fund	1,010,263,862	244,009,790	(32,603,220)	211,406,570
Global Convertible Fund	195,733,760	29,328,683	(7,814,134)	21,514,549
Timpani Small Cap Growth Fund	94,166,339	41,840,939	(370,547)	41,470,392
Timpani SMID Growth Fund	12,536,733	4,643,877	(70,267)	4,573,610
Growth Fund	1,076,507,112	404,684,086	(16,068,897)	388,615,189
Growth and Income Fund	1,433,660,689	731,556,798	(49,021,686)	682,535,112
Dividend Growth Fund	8,791,190	4,897,397	(484,427)	4,412,970
Select Fund	40,559,617	7,524,617	(805,936)	6,718,681
International Growth Fund	169,855,096	70,187,070	(2,683,782)	67,503,288
Evolving World Growth Fund	172,113,181	63,894,020	(4,826,697)	59,067,323
Global Equity Fund	60,707,267	32,526,849	(993,547)	31,533,302
Global Growth and Income Fund	136,102,467	36,035,343	(2,708,560)	33,326,783
Total Return Bond Fund	88,989,213	4,395,650	(580,274)	3,815,376
High Income Opportunities Fund	43,647,857	1,243,320	(4,545,935)	(3,302,615)
Short-Term Bond Fund	177,657,854	2,852,387	(763,239)	2,089,148

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

Note 4 – Income Taxes

For the fiscal year ended October 31, 2020, the Fund recorded the following permanent reclassifications to reflect tax character. The results of operations and net assets were not affected by these reclassifications.

FUND	PAID-IN CAPITAL	ACCUMULATED UNDISTRIBUTED/ (OVERDISTRIBUTED) NET INVESTMENT INCOME	ACCUMULATED NET REALIZED GAIN/(LOSS) ON INVESTMENTS
Market Neutral Income Fund	$(1,778,458)	$(69,778,467)	$71,556,925
Hedged Equity Fund	—	(42,119)	42,119
Phineus Long/Short Fund	(3,297,417)	3,148,775	148,642
Convertible Fund	1,419,973	(14,283,492)	12,863,519
Global Convertible Fund	440,183	(2,534,658)	2,094,475
Timpani Small Cap Growth Fund	(902,454)	897,743	4,711
Timpani SMID Growth Fund	—	(460)	460
Growth Fund	23,539,059	5,956,282	(29,495,341)
Growth and Income Fund	3,020,777	4,584,997	(7,605,774)
Dividend Growth Fund	295,435	(17,378)	(278,057)
Select Fund	1,208,427	(325,175)	(883,252)
International Growth Fund	2,717,454	(205,484)	(2,511,970)
Evolving World Growth Fund	(152,146)	555,597	(403,451)
Global Equity Fund	856,614	363,516	(1,220,130)
Global Growth and Income Fund	597,979	(338,871)	(259,108)
Total Return Bond Fund	2,471	58,603	(61,074)
High Income Opportunities Fund	(67)	83,372	(83,305)
Short-Term Bond Fund	(288,614)	644,171	(355,557)

Distributions were characterized for federal income tax purposes as follows:

	YEAR OR PERIOD ENDED OCTOBER 31, 2020			YEAR ENDED OCTOBER 31, 2019
FUND	ORDINARY INCOME	LONG-TERM CAPITAL GAIN	RETURN OF CAPITAL	ORDINARY INCOME	LONG-TERM CAPITAL GAIN	RETURN OF CAPITAL
Market Neutral Income Fund	$105,030,066	$—	$—	$217,846,961	$123,320,794	$—
Hedged Equity Fund	3,117,616	—	—	1,391,398	2,507,353	—
Phineus Long/Short Fund	1,884,486	—	1,000,324	39,979,878	8,774,837	—
Convertible Fund	7,289,456	—	—	25,865,067	52,484,924	—
Global Convertible Fund	2,110,346	685,921	—	4,182,325	2,821,821	—
Timpani Small Cap Growth Fund	—	3,965,879	—	—	90,869	—
Timpani SMID Growth Fund	—	—	—	—	—	—
Growth Fund	—	124,359,852	—	55,623,655	183,241,565	—
Growth and Income Fund	25,311,459	48,414,893	—	40,039,934	111,810,729	—
Dividend Growth Fund	92,175	1,897,928	—	159,783	1,542,903	—
Select Fund	313,137	—	—	1,915,605	5,732,033	—
International Growth Fund	—	—	—	824,415	23,806,913	—
Evolving World Growth Fund	1,493,687	—	—	233,278	—	—
Global Equity Fund	—	6,071,371	—	856,978	19,728,912	—
Global Growth and Income Fund	309,995	1,482,083	—	3,954,070	16,447,349	—
Total Return Bond Fund	1,558,553	—	—	1,448,909	—	—
High Income Opportunities Fund	2,272,214	—	—	2,714,610	—	—
Short-Term Bond Fund	6,279,345	12,833	—	4,371,556	—	—

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Notes to Financial Statements

As of October 31, 2020, the components of accumulated earnings/(loss) on a tax basis were as follows:

	MARKET NEUTRAL INCOME FUND	HEDGED EQUITY FUND	PHINEUS LONG/SHORT FUND	CONVERTIBLE FUND	GLOBAL CONVERTIBLE FUND
Undistributed ordinary income	$9,915,707	$525,340	$—	$21,449,642	$7,664,226
Undistributed capital gains	—	—	—	68,717,220	10,208,247
Total undistributed earnings	9,915,707	525,340	—	90,166,862	17,872,473
Accumulated capital and other losses	(119,232,478)	(20,303,186)	(42,020,746)	—	(1,391)
Net unrealized gains/(losses)	539,536,437	39,788,388	(53,238,019)	211,469,465	21,516,473
Total accumulated earnings/(losses)	430,219,666	20,010,542	(95,258,765)	301,636,327	39,387,555
Other	5,884,427	135,916	(17,443,061)	(93,849)	(14,628)
Paid-in-capital	9,841,762,213	341,915,498	520,820,698	862,332,935	169,157,476
Net assets applicable to common shareholders	$10,277,866,306	$362,061,956	$408,118,872	$1,163,875,413	$208,530,403

	TIMPANI SMALL CAP GROWTH FUND	TIMPANI SMID GROWTH FUND	GROWTH FUND	GROWTH AND INCOME FUND
Undistributed ordinary income	$—	$—	$2,572,347	$22,272,342
Undistributed capital gains	6,630,168	—	158,448,098	34,753,499
Total undistributed earnings	6,630,168	—	161,020,445	57,025,841
Accumulated capital and other losses	—	(909,323)	(1,671,056)	(630,130)
Net unrealized gains/(losses)	41,470,392	4,573,610	388,614,586	682,668,894
Total accumulated earnings/(losses)	48,100,560	3,664,287	547,963,975	739,064,605
Other	—	—	(174,255)	(96,002)
Paid-in-capital	87,641,155	13,406,969	872,990,118	1,345,054,319
Net assets applicable to common shareholders	$135,741,715	$17,071,256	$1,420,779,838	$2,084,022,922

	DIVIDEND GROWTH FUND	SELECT FUND	INTERNATIONAL GROWTH FUND	EVOLVING WORLD GROWTH FUND	GLOBAL EQUITY FUND
Undistributed ordinary income	$—	$—	$941,674	$90,973	$514,007
Undistributed capital gains	1,152,615	2,047,159	13,028,001	6,901,599	6,311,562
Total undistributed earnings	1,152,615	2,047,159	13,969,675	6,992,572	6,825,569
Accumulated capital and other losses	—	(10,013)	(587,973)	(681,516)	(107,942)
Net unrealized gains/(losses)	4,412,970	6,718,681	67,547,677	58,659,366	31,514,917
Total accumulated earnings/(losses)	5,565,585	8,755,827	80,929,379	64,970,422	38,232,544
Other	(3,726)	(100,815)	(40,348)	(155,053)	(50,881)
Paid-in-capital	7,630,886	39,070,543	143,314,670	172,624,869	53,449,451
Net assets applicable to common shareholders	$13,192,745	$47,725,555	$224,203,701	$237,440,238	$91,631,114

	GLOBAL GROWTH AND INCOME FUND	TOTAL RETURN BOND FUND	HIGH INCOME OPPORTUNITIES FUND	SHORT-TERM BOND FUND
Undistributed ordinary income	$2,876,682	$334,784	$28,605	$3,361,423
Undistributed capital gains	7,792,300	—	—	1,050,318
Total undistributed earnings	10,668,982	334,784	28,605	4,411,741
Accumulated capital and other losses	(1,050,891)	—	(10,409,426)	—
Net unrealized gains/(losses)	33,238,459	3,815,376	(3,302,615)	2,089,148
Total accumulated earnings/(losses)	42,856,550	4,150,160	(13,683,436)	6,500,889
Other	(76,520)	(78,556)	97,166	(2,289,328)
Paid-in-capital	120,692,281	82,682,824	51,863,086	175,453,135
Net assets applicable to common shareholders	$163,472,311	$86,754,428	$38,276,816	$179,664,696

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

The following Funds had capital loss carryforwards for the year ended October 31, 2020, with no expiration date, available to offset future realized capital gains:

FUND	SHORT-TERM	LONG-TERM
Market Neutral Income Fund	$81,616,752	$—
Hedged Equity Fund	5,631,020	14,398,594
Phineus Long/Short Fund	36,259,534	—
Timpani SMID Growth Fund	787,061	—
High Income Opportunities Fund	1,172,581	9,236,845

The capital loss carryforwards utilized in the year ended October 31, 2020 in Market Neutral Income Fund, Evolving World Growth Fund, and Total Return Bond Fund are $214,387,918, $18,344,030, and $843,474, respectively.

Note 5 – Short Sales

Securities sold short represent obligations to deliver the securities at a future date. A Fund may sell a security it does not own in anticipation of a decline in the value of that security before the delivery date. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. Dividends paid on securities sold short are disclosed as an expense on the Statements of Operations. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be realized upon the termination of a short sale.

To secure its obligation to deliver to the broker-dealer the securities sold short, the Fund must segregate an amount of cash or liquid securities with its custodian equal to any excess of the current market value of the securities sold short over any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). As a result of that requirement, the Fund will not gain any leverage merely by selling short, except to the extent that it earns interest or other income or gains on the segregated cash or liquid securities while also being subject to the possibility of gain or loss from the securities sold short.

Note 6 — Derivative Investments

Foreign Currency Risk. Each Fund may engage in portfolio hedging with respect to changes in currency exchange rates by entering into forward foreign currency contracts to purchase or sell currencies. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include, among other things, movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform.

To mitigate the counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement ("ISDA Master Agreement") or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument's payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Generally, collateral is exchanged between the Fund and the counterparty and the amount of collateral due from the Fund or to a counterparty has to exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. When a Fund is required to post collateral under the terms of a derivatives transaction and master netting agreement, the Fund's custodian holds the collateral in a segregated account, subject to the terms of a tri-party agreement among the Fund, the custodian and the counterparty. The master netting agreement and tri-party agreement provide, in relevant part, that the counterparty may have rights to the amounts in the segregated account in the event that the Fund defaults in its obligation with respect to the derivative instrument that is subject to the collateral requirement. When a counterparty is required to post collateral under the terms of a derivatives transaction and master netting agreement, the counterparty delivers such amount to the Fund's custodian. The master netting agreement provides,

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Notes to Financial Statements

in relevant part, that the Fund may have rights to such collateral in the event that the counterparty defaults in its obligation with respect to the derivative instrument that is subject to the collateral requirement. Generally before a default, neither a Fund nor the counterparty may resell, rehypothecate, or repledge any collateral that it receives.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities. The Fund's net counterparty exposure is reflected in the counterparty table below. The net unrealized gain, if any, represents the credit risk to the respective Fund on a forward foreign currency contract. The contracts are valued daily at forward foreign exchange rates. The Funds realize a gain or loss when a position is closed or upon settlement of the contracts. Please see the disclosure regarding ISDA Master Agreements under Foreign Currency Risk within this note.

As of October 31, 2020, the Funds had outstanding forward foreign currency contracts listed on the Schedules of Investments.

Equity Risk. Each Fund may engage in option transactions and in doing so achieves similar objectives to what it would achieve through the sale or purchase of individual securities. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller of the option the obligation to sell, the underlying security, index or other instrument at the exercise price. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller the obligation to buy, the underlying security, index, or other instrument at the exercise price.

To seek to offset some of the risk of a potential decline in value of certain long positions, each Fund may also purchase put options on individual securities, broad-based securities indexes or certain exchange-traded funds ("ETFs"). Each Fund may also seek to generate income from option premiums by writing (selling) options on a portion of the equity securities (including securities that are convertible into equity securities) in the Fund's portfolio, on broad-based securities indexes, or certain ETFs.

When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on a closing purchase or sale transaction is also treated as a realized gain or loss. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Gain or loss on written options and purchased options is presented separately on the Statements of Operations as net realized gain or loss on written options and net realized gain or loss on purchased options, respectively.

Options written by each Fund do not typically give rise to counterparty credit risk since options written obligate each Fund and not the counterparty to perform. Exchange traded purchased options have minimal counterparty credit risk to each Fund since the exchange's clearinghouse, as counterparty to such instruments, guarantees against a possible default.

As of October 31, 2020, the Fund had outstanding purchased options and/or written options as listed on the Schedules of Investments.

As of October 31, 2020, the Funds had outstanding derivative contracts which are reflected on the Statements of Assets and Liabilities as follows:

	ASSET DERIVATIVES	LIABILITY DERIVATIVES
	MARKET NEUTRAL INCOME FUND
Gross amounts at fair value:
Forward foreign currency contracts(1)	$625,968	$275,896
Futures contracts(5)	—	94,768
Purchased options(2)	42,036,802	—
Written options(3)	—	496,102,973
Total Return Swaps(4)	71,243	11,565,837
	$42,734,013	$508,039,474

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

	ASSET DERIVATIVES	LIABILITY DERIVATIVES
	HEDGED EQUITY FUND
Gross amounts at fair value:
Futures contracts(5)	$—	$929
Purchased options(2)	2,710,140	—
Written options(3)	—	30,971,815
	$2,710,140	$30,972,744
	PHINEUS LONG/SHORT FUND
Gross amounts at fair value:
Purchased options(2)	$14,818,447	$—
Written options(3)	—	16,795,625
	$14,818,447	$16,795,625
	CONVERTIBLE FUND
Gross amounts at fair value:
Forward foreign currency contracts(1)	$62,895	$—
Purchased options(2)	4,850,310	—
Written options(3)	—	106,000
	$4,913,205	$106,000
	GROWTH FUND
Gross amounts at fair value:
Purchased options(2)	$8,508,500	$—
Written options(3)	—	5,522,773
	$8,508,500	$5,522,773
	GROWTH AND INCOME FUND
Gross amounts at fair value:
Forward foreign currency contracts(1)	$133,922	$140
Purchased options(2)	8,664,623	—
Written options(3)	—	860,270
	$8,798,545	$860,410
	INTERNATIONAL GROWTH FUND
Gross amounts at fair value:
Forward foreign currency contracts(1)	$244,032	$—
Purchased options(2)	953,502	—
	$1,197,534	$—
	EVOLVING WORLD GROWTH FUND
Gross amounts at fair value:
Purchased options(2)	$7,409,805	$—
	$7,409,805	$—

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Notes to Financial Statements

	ASSET DERIVATIVES	LIABILITY DERIVATIVES
	GLOBAL EQUITY FUND
Gross amounts at fair value:
Forward foreign currency contracts(1)	$57,324	$—
Purchased options(2)	216,463	—
	$273,787	$—
	GLOBAL GROWTH AND INCOME FUND
Gross amounts at fair value:
Purchased options(2)	$9,069,105	$—
Written options(3)	—	835,850
	$9,069,105	$835,850
	TOTAL RETURN BOND FUND
Gross amounts at fair value:
Futures contracts(5)	$—	$2,681
	$—	$2,681
	SHORT-TERM BOND FUND
Gross amounts at fair value:
Futures contracts(5)	$—	$13,405
	$—	$13,405

The following table presents the outstanding derivative contracts, organized by counterparty, that are subject to enforceable master netting agreements as of October 31, 2020:

	GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS AND LIABILITIES
MARKET NEUTRAL INCOME FUND	GROSS AMOUNTS PRESENTED IN THE STATEMENT OF ASSETS AND LIABILITIES			COLLATERAL	NET AMOUNT RECEIVABLE IN THE EVENT	NET AMOUNT PAYABLE IN THE EVENT
Counterparty		ASSETS	LIABILITIES	PLEDGED	OF DEFAULT	OF DEFAULT
State Street Bank and Trust	ISDA	$625,968	$52,046	$—	$573,922	$—
JPMorgan Chase Bank N.A.	ISDA	71,243	—	—	71,243	—
Goldman Sachs & Co.	ISDA	—	11,789,687	(11,789,687)	—	—
		$697,211	$11,841,733	$(11,789,687)	$645,165	$—
CONVERTIBLE FUND	GROSS AMOUNTS PRESENTED IN THE STATEMENT OF ASSETS AND LIABILITIES			COLLATERAL	NET AMOUNT RECEIVABLE IN THE EVENT	NET AMOUNT PAYABLE IN THE EVENT
Counterparty		ASSETS	LIABILITIES	PLEDGED	OF DEFAULT	OF DEFAULT
Bank of New York	ISDA	$62,895	$—	$—	$62,895	$—
		$62,895	$—	$—	$62,895	$—

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

GROWTH AND INCOME FUND	GROSS AMOUNTS PRESENTED IN THE STATEMENT OF ASSETS AND LIABILITIES			COLLATERAL	NET AMOUNT RECEIVABLE IN THE EVENT	NET AMOUNT PAYABLE IN THE EVENT
Counterparty		ASSETS	LIABILITIES	PLEDGED	OF DEFAULT	OF DEFAULT
Bank of New York	ISDA	$58,816	$—	$—	$58,816	$—
Goldman Sachs & Co.	ISDA	14	—	—	14	—
State Street Bank and Trust	ISDA	75,092	140	—	74,952	—
		$133,922	$140	$—	$133,782	$—
INTERNATIONAL GROWTH FUND	GROSS AMOUNTS PRESENTED IN THE STATEMENT OF ASSETS AND LIABILITIES			COLLATERAL	NET AMOUNT RECEIVABLE IN THE EVENT	NET AMOUNT PAYABLE IN THE EVENT
Counterparty		ASSETS	LIABILITIES	PLEDGED	OF DEFAULT	OF DEFAULT
Goldman Sachs & Co.	ISDA	$199,859	$—	$—	$199,859	$—
State Street Bank and Trust	ISDA	44,173	—	(44,173)	—	—
		$244,032	$—	$(44,173)	$199,859	$—
GLOBAL EQUITY FUND	GROSS AMOUNTS PRESENTED IN THE STATEMENT OF ASSETS AND LIABILITIES			COLLATERAL	NET AMOUNT RECEIVABLE IN THE EVENT	NET AMOUNT PAYABLE IN THE EVENT
Counterparty		ASSETS	LIABILITIES	PLEDGED	OF DEFAULT	OF DEFAULT
Goldman Sachs & Co.	ISDA	$56,281	$—	$—	$56,281	$—
State Street Bank and Trust	ISDA	1,043	—	—	1,043	—
		$57,324	$—	$—	$57,324	$—

For the year ended October 31, 2020, the volume of derivative activity for the Fund is reflected below:*

FUND	FORWARD CONTRACTS(1)	FUTURES CONTRACTS(5)	PURCHASED OPTIONS(2)	WRITTEN OPTIONS(3)	SWAPS(4)
Market Neutral Income Fund	497,727,434	320	169,680	153,447	329,526,912
Hedged Equity Fund	—	—	14,359	9,257	—
Phineus Long/Short Fund	—	—	619,919	704,956	—
Convertible Fund	34,079,632	—	20,608	1,725	—
Global Convertible Fund	—	—	1,330	—	—
Growth Fund	—	—	47,970	68,451	—
Growth and Income Fund	74,507,305	—	319,276	30,422	—
Select Fund	—	—	270	—	—
International Growth Fund	110,544,330	—	22,760	—	—
Evolving World Growth Fund	774,011	—	109,803	43,817	—
Global Equity Fund	17,685,796	—	4,570	—	—
Global Growth and Income Fund	517,582	—	18,603	7,533	—
Total Return Bond Fund	—	40	—	—	—
Short-Term Bond Fund	—	270	—	—	—

*  Activity during the period is measured by opened number of contracts for options purchased or written, opened foreign currency contracts (measured in notional), opened number of contracts for futures contracts, and opened total return swaps (measured in notional)

(1)  Generally, the Statement of Assets and Liabilities location for Forward contracts is Unrealized appreciation on forward foreign currency contracts for asset derivatives and Unrealized depreciation on forward foreign currency contracts for liability derivatives.

(2)  Generally, the Statement of Assets and Liabilities location for Purchased Options is Investments in securities, at value.

(3)  Generally, the Statement of Assets and Liabilities location for Written Options is Options written, at value.

(4)  Generally, the Statement of Assets and Liabilities location for Swap contracts is Unrealized appreciation on total return swaps for asset derivatives and Unrealized depreciation on total return swaps for liability derivatives.

(5)  Generally, the Statement of Assets and Liabilities location for Futures contracts is Variation margin on open futures contracts for asset derivatives and Variation margin on open futures contracts for liability derivatives.

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Notes to Financial Statements

Note 7 – Securities Lending

The Funds may loan one or more of their securities to broker-dealers and banks. Any such loan must be secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the value of the securities loaned by the Funds. The Funds continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. The additional return, if any, is disclosed on a net basis as Securities lending income in the Statement of Operations. Upon receipt of cash or cash equivalent collateral, the Funds' securities lending agent invests the collateral into short term investments following investment guidelines approved by Calamos Advisors. The Funds record the investment of collateral as an asset and the value of the collateral as a liability on the Statements of Assets and Liabilities. If the value of the invested collateral declines below the value of the collateral deposited by the borrower, the Funds will record unrealized depreciation equal to the decline in value of the invested collateral. The Funds will pay reasonable fees to persons unaffiliated with the Funds for services in arranging these loans. The Funds have the right to call a loan and obtain the securities loaned at any time. The Funds do not have the right to vote the securities during the existence of the loan but could call the loan in an attempt to permit voting of the securities in certain circumstances. Upon return of the securities loaned, the cash or cash equivalent collateral will be returned to the borrower. In the event of bankruptcy or other default of the borrower, the Funds could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Funds seek to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) the expenses of enforcing their rights. In an effort to reduce these risks, the Funds' security lending agent monitors and reports to Calamos Advisors on the creditworthiness of the firms to which a Fund lends securities.

The following table indicates the total amount of securities loaned by asset class, reconciled to the gross liability payable upon return of the securities loaned by the Funds as of October 31, 2020.

	VALUE OF SECURITIES ON LOAN TO BROKER- DEALERS AND	AMOUNT OF COLLATERAL HELD IN SHORT TERM INVESTMENTS AND RESTRICTED CASH BY ASSET CLASS ON LOAN			EXCESS AMOUNT DUE TO/FROM
FUND	BANKS	EQUITY	FIXED INCOME	TOTAL	COUNTERPARTY
Market Neutral Income Fund	$211,956,351	$391,998,508	$106,140,352	$498,138,860	$286,182,509
Hedged Equity Fund	2,540,779	22,264,803	—	22,264,803	19,724,024
Convertible Fund	50,499,166	1,822,360	63,625,830	65,448,190	14,949,024
Global Convertible Fund	9,081,275	—	8,924,223	8,924,223	(157,052)
Growth Fund	44,467,576	67,904,616	—	67,904,616	23,437,040
Growth and Income Fund	37,345,178	3,457,784	41,737,387	45,195,171	7,849,993
Dividend Growth Fund	106,325	129,354	—	129,354	23,029
International Growth Fund	9,670,786	9,368,744	—	9,368,744	(302,042)
Evolving World Growth Fund	3,453,227	1,252,021	2,731,014	3,983,035	529,808
Global Equity Fund	475,337	1,930,077	—	1,930,077	1,454,740
Global Growth and Income Fund	5,575,898	2,310,981	5,312,326	7,623,307	2,047,409
Total Return Bond Fund	5,540,810	—	6,391,085	6,391,085	850,275
High Income Opportunities Fund	2,377,560	22,115	2,504,159	2,526,274	148,714
Short-Term Bond Fund	2,519,023	—	3,569,989	3,569,989	1,050,966

Note 8 – Fair Value Measurements

Various inputs are used to determine the value of the Funds' investments. These inputs are categorized into three broad levels as follows:

•  Level 1 – Prices are determined using inputs from unadjusted quoted prices from active markets (including securities actively traded on a securities exchange) for identical assets.

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Notes to Financial Statements

•  Level 2 – Prices are determined using significant observable market inputs other than unadjusted quoted prices, including quoted prices of similar securities, fair value adjustments to quoted foreign securities, interest rates, credit risk, prepayment speeds, and other relevant data.

•  Level 3 – Prices reflect unobservable market inputs (including the Funds' own judgments about assumptions market participants would use in determining fair value) when observable inputs are unavailable.

Debt securities are valued based upon evaluated prices received from an independent pricing service or from a dealer or broker who makes markets in such securities. Pricing services utilize various observable market data and as such, debt securities are generally categorized as Level 2. The levels are not necessarily an indication of the risk or liquidity of the Fund's investments.

The following is a summary of the inputs used in valuing the Funds' holdings at fair value:

	MARKET NEUTRAL INCOME FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Convertible Bonds	$—	$4,917,871,110	$—	$4,917,871,110
Corporate Bonds	—	9,606,047	—	9,606,047
Convertible Preferred Stocks	460,234,935	74,611,080	—	534,846,015
Common Stocks U.S.	4,288,208,864	—	—	4,288,208,864
Exchange-Traded Fund	334,980,079	—	—	334,980,079
Investment In Affiliated Fund	152,815,757	—	—	152,815,757
Rights	66,693	—	—	66,693
Purchased options	26,762,125	15,274,677	—	42,036,802
Short Term Investments	354,514,861	—	—	354,514,861
Investment of Cash Collateral For Securities Loaned	—	211,956,351	—	211,956,351
Forward Foreign Currency Contracts	—	625,968	—	625,968
Total Return Swaps	—	71,243	—	71,243
Total	$5,617,583,314	$5,230,016,476	$—	$10,847,599,790
Liabilities:
Common Stocks Sold Short U.S.	$3,956,899,128	$15,239,022	$—	$3,972,138,150
Common Stocks Sold Short Foreign	158,411,118	5,449,176	—	163,860,294
Written options	496,102,973	—	—	496,102,973
Forward Foreign Currency Contracts	—	275,896	—	275,896
Futures Contracts	94,768	—	—	94,768
Total Return Swaps	—	11,565,837	—	11,565,837
Total	$4,611,507,987	$32,529,931	$—	$4,644,037,918
	HEDGED EQUITY FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Convertible Bond	$—	$132,543	$—	$132,543
Common Stocks U.S.	375,132,360	—	—	375,132,360
Exchange-Traded Fund	10,843,087	—	—	10,843,087
Purchased options	2,710,140	—	—	2,710,140
Short Term Investments	5,384,143	—	—	5,384,143
Investment of Cash Collateral For Securities Loaned	—	2,540,779	—	2,540,779
Total	$394,069,730	$2,673,322	$—	$396,743,052
Liabilities:
Written options	$30,971,815	$—	$—	$30,971,815
Futures Contracts	929	—	—	929
Total	$30,972,744	$—	$—	$30,972,744

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Notes to Financial Statements

	PHINEUS LONG/SHORT FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks U.S.	$399,413,019	$—	$—	$399,413,019
Common Stocks Foreign	—	18,451,810	—	18,451,810
Purchased options	14,818,447	—	—	14,818,447
Short Term Investments	13,132,757	—	—	13,132,757
Total	$427,364,223	$18,451,810	$—	$445,816,033
Liabilities:
Common Stocks Sold Short U.S.	$19,789,000	$—	$—	$19,789,000
Exchange-Traded Fund Sold Short	141,555,090	—	—	141,555,090
Written options	16,795,625	—	—	16,795,625
Total	$178,139,715	$—	$—	$178,139,715
	CONVERTIBLE FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Convertible Bonds	$—	$942,447,626	$—	$942,447,626
Convertible Preferred Stocks	170,162,296	—	—	170,162,296
Common Stocks U.S.	18,709,230	—	—	18,709,230
Purchased options	4,850,310	—	—	4,850,310
Short Term Investments	35,107,804	—	—	35,107,804
Investment of Cash Collateral For Securities Loaned	—	50,499,166	—	50,499,166
Forward Foreign Currency Contracts	—	62,895	—	62,895
Total	$228,829,640	$993,009,687	$—	$1,221,839,327
Liabilities:
Written option	$106,000	$—	$—	$106,000
Total	$106,000	$—	$—	$106,000
	GLOBAL CONVERTIBLE FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Convertible Bonds	$—	$177,723,400	$—	$177,723,400
Bank Loan	—	258,301	—	258,301
Convertible Preferred Stocks	19,779,515	—	—	19,779,515
U.S. Government and Agency Security	—	2,766,269	—	2,766,269
Short Term Investments	7,639,549	—	—	7,639,549
Investment of Cash Collateral For Securities Loaned	—	9,081,275	—	9,081,275
Total	$27,419,064	$189,829,245	$—	$217,248,309
	TIMPANI SMALL CAP GROWTH FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks U.S.	$134,244,985	$—	$—	$134,244,985
Short Term Investments	1,391,746	—	—	1,391,746
Total	$135,636,731	$—	$—	$135,636,731

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Notes to Financial Statements

	TIMPANI SMID GROWTH FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks U.S.	$17,009,062	$—	$—	$17,009,062
Short Term Investments	101,281	—	—	101,281
Total	$17,110,343	$—	$—	$17,110,343
	GROWTH FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks U.S.	$1,410,515,587	$—	$—	$1,410,515,587
Purchased options	8,508,500	—	—	8,508,500
Short Term Investments	7,153,411	—	—	7,153,411
Investment of Cash Collateral For Securities Loaned	—	44,467,576	—	44,467,576
Total	$1,426,177,498	$44,467,576	$—	$1,470,645,074
Liabilities:
Written options	$5,522,773	$—	$—	$5,522,773
Total	$5,522,773	$—	$—	$5,522,773
	GROWTH AND INCOME FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Corporate Bond	$—	$5,264,666	$—	$5,264,666
Convertible Bonds	—	425,231,221	—	425,231,221
Convertible Preferred Stocks	201,529,888	8,403,087	—	209,932,975
Common Stocks U.S.	1,419,164,604	—	—	1,419,164,604
Purchased options	8,664,623	—	—	8,664,623
Short Term Investments	11,452,804	—	—	11,452,804
Investment of Cash Collateral For Securities Loaned	—	37,345,178	—	37,345,178
Forward Foreign Currency Contracts	—	133,922	—	133,922
Total	$1,640,811,919	$476,378,074	$—	$2,117,189,993
Liabilities:
Written options	$860,270	$—	$—	$860,270
Forward Foreign Currency Contracts	—	140	—	140
Total	$860,270	$140	$—	$860,410
	DIVIDEND GROWTH FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks U.S.	$12,878,687	$—	$—	$12,878,687
Exchange-Traded Funds	129,354	—	—	129,354
Short Term Investments	89,794	—	—	89,794
Investment of Cash Collateral For Securities Loaned	—	106,325	—	106,325
Total	$13,097,835	$106,325	$—	$13,204,160

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Notes to Financial Statements

	SELECT FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks U.S.	$46,826,521	$—	$—	$46,826,521
Short Term Investments	451,777	—	—	451,777
Total	$47,278,298	$—	$—	$47,278,298
	INTERNATIONAL GROWTH FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks Foreign	$13,219,028	$150,616,312	$—	$163,835,340
Common Stocks U.S.	58,596,887	—	—	58,596,887
Purchased options	953,502	—	—	953,502
Short Term Investments	4,301,869	—	—	4,301,869
Investment of Cash Collateral For Securities Loaned	—	9,670,786	—	9,670,786
Forward Foreign Currency Contracts	—	244,032	—	244,032
Total	$77,071,286	$160,531,130	$—	$237,602,416
	EVOLVING WORLD GROWTH FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Convertible Bonds	$—	$37,984,243	$—	$37,984,243
Convertible Preferred Stock	2,245,460	—	—	2,245,460
Common Stocks Foreign	14,826,180	139,004,186	—	153,830,366
Common Stocks U.S.	25,272,710	—	—	25,272,710
Purchased options	7,409,805	—	—	7,409,805
Short Term Investments	984,693	—	—	984,693
Investment of Cash Collateral For Securities Loaned	—	3,453,227	—	3,453,227
Total	$50,738,848	$180,441,656	$—	$231,180,504
	GLOBAL EQUITY FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks U.S.	$54,877,973	$—	$—	$54,877,973
Common Stocks Foreign	892,114	35,564,192	—	36,456,306
Purchased options	216,463	—	—	216,463
Short Term Investments	214,490	—	—	214,490
Investment of Cash Collateral For Securities Loaned	—	475,337	—	475,337
Forward Foreign Currency Contracts	—	57,324	—	57,324
Total	$56,201,040	$36,096,853	$—	$92,297,893
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Notes to Financial Statements

	GLOBAL GROWTH AND INCOME FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Corporate Bonds	$—	$4,248,420	$—	$4,248,420
Convertible Bonds	—	43,394,029	—	43,394,029
Convertible Preferred Stocks	19,700,266	—	—	19,700,266
Common Stocks Foreign	806,462	40,972,827	—	41,779,289
Common Stocks U.S.	45,463,680	—	—	45,463,680
Purchased options	9,069,105	—	—	9,069,105
Short Term Investments	1,034,413	—	—	1,034,413
Investment of Cash Collateral For Securities Loaned	—	5,575,898	—	5,575,898
Total	$76,073,926	$94,191,174	$—	$170,265,100
Liabilities:
Written options	$835,850	$—	$—	$835,850
Total	$835,850	$—	$—	$835,850
	TOTAL RETURN BOND FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Corporate Bonds	$—	$42,949,908	$—	$42,949,908
Convertible Bond	—	251,505	—	251,505
Bank Loans	—	1,962,512	—	1,962,512
U.S. Government and Agency Securities	—	29,579,275	—	29,579,275
Asset Backed Securities	—	3,934,263	—	3,934,263
Residential Mortgage Backed Securities	—	2,017,102	—	2,017,102
Short Term Investments	6,571,895	—	—	6,571,895
Investment of Cash Collateral For Securities Loaned	—	5,540,810	—	5,540,810
Total	$6,571,895	$86,235,375	$—	$92,807,270
Liabilities:
Futures Contracts	$2,681	$—	$—	$2,681
Total	$2,681	$—	$—	$2,681
	HIGH INCOME OPPORTUNITIES FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Corporate Bonds	$—	$32,215,085	$—	$32,215,085
Convertible Bonds	—	480,092	—	480,092
Bank Loans	—	4,239,226	—	4,239,226
Common Stocks U.S.	443,161	12,210	—	455,371
Preferred Stocks	350,903	—	—	350,903
Warrants	—	2,244	—	2,244
Short Term Investments	224,761	—	—	224,761
Investment of Cash Collateral For Securities Loaned	—	2,377,560	—	2,377,560
Total	$1,018,825	$39,326,417	$—	$40,345,242

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Notes to Financial Statements

	SHORT-TERM BOND FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Corporate Bonds	$—	$126,044,366	$—	$126,044,366
Convertible Bonds	—	1,064,965	—	1,064,965
U.S. Government and Agency Securities	—	8,368,047	—	8,368,047
Bank Loans	—	4,471,756	—	4,471,756
Asset Backed Securities	—	26,029,097	—	26,029,097
Residential Mortgage Backed Securities	—	3,505,919	—	3,505,919
Municipal Obligations	—	6,463,438	—	6,463,438
Short Term Investments	1,293,796	—	—	1,293,796
Investment of Cash Collateral For Securities Loaned	—	2,519,023	—	2,519,023
Total	$1,293,796	$178,466,611	$—	$179,760,407
Liabilities:
Futures Contracts	$13,405	$—	$—	$13405
Total	$13,405	$—	$—	$13,405

Note 9 – Capital Share Transactions

The following table summarizes the activity in capital shares of the Funds for the Year ended October 31, 2020:

	MARKET NEUTRAL INCOME FUND		HEDGED EQUITY FUND		PHINEUS LONG/SHORT FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	23,507,307	$318,481,399	1,079,464	$13,115,927	654,466	$7,492,400
Shares issued as reinvestment of distributions	506,101	6,686,850	8,680	104,884	6,418	75,411
Less shares redeemed	(19,910,936)	(266,861,063)	(686,573)	(7,988,001)	(3,607,025)	(40,137,010)
Net increase (decrease)	4,102,472	$58,307,186	401,571	$5,232,810	(2,946,141)	$(32,569,199)
Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	4,786,497	$65,961,046	177,834	$2,116,965	166,506	$1,836,087
Shares issued as reinvestment of distributions	62,532	842,122	580	6,941	—	—
Less shares redeemed	(5,870,600)	(80,250,388)	(80,386)	(941,366)	(1,444,655)	(15,565,258)
Net increase (decrease)	(1,021,571)	$(13,447,220)	98,028	$1,182,540	(1,278,149)	$(13,729,171)
Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	285,069,085	$3,801,544,821	17,102,185	$205,853,593	15,436,848	$175,709,968
Shares issued as reinvestment of distributions	6,128,256	79,890,119	244,588	2,923,243	235,680	2,785,741
Less shares redeemed	(193,875,237)	(2,540,130,224)	(8,451,892)	(100,054,153)	(42,820,758)	(474,724,045)
Net increase (decrease)	97,322,104	$1,341,304,716	8,894,881	$108,722,683	(27,148,230)	$(296,228,336)
Class R6(a)	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	749	$10,000	—	$—	—	$—
Shares issued as reinvestment of distributions	—	—	—	—	—	—
Less shares redeemed	—	—	—	—	—	—
Net increase (decrease)	749	$10,000	—	$—	—	$—

(a)  Market Neutral Income Fund Class R6 shares commenced operations on June 23, 2020.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

	CONVERTIBLE FUND		GLOBAL CONVERTIBLE FUND		TIMPANI SMALL CAP GROWTH FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	3,779,907	$76,036,819	224,517	$2,763,247	83,127	$2,038,224
Shares issued as reinvestment of distributions	98,509	1,644,047	15,031	169,920	16,119	355,909
Less shares redeemed	(3,330,801)	(61,899,582)	(219,049)	(2,646,454)	(87,385)	(1,961,422)
Net increase (decrease)	547,615	$15,781,284	20,499	$286,713	11,861	$432,711
Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	626,775	$12,529,477	123,304	$1,532,137	—	$—
Shares issued as reinvestment of distributions	7,484	119,553	4,969	54,887	—	—
Less shares redeemed	(1,349,127)	(25,502,044)	(76,117)	(895,793)	—	—
Net increase (decrease)	(714,868)	$(12,853,014)	52,156	$691,231	—	$—
Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	23,198,658	$411,409,196	6,606,715	$80,794,677	1,837,833	$48,095,872
Shares issued as reinvestment of distributions	340,738	5,205,185	227,360	2,570,590	156,926	3,554,389
Less shares redeemed	(13,751,433)	(227,572,021)	(3,451,303)	(40,063,203)	(1,006,368)	(24,167,855)
Net increase (decrease)	9,787,963	$189,042,360	3,382,772	$43,302,064	988,391	$27,482,406
Class R6	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	—	$—	—	$—	3,234	$83,578
Shares issued as reinvestment of distributions	—	—	—	—	2,381	53,959
Less shares redeemed	—	—	—	—	(99)	(2,032)
Net increase (decrease)	—	$—	—	$—	5,516	$135,505

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Notes to Financial Statements

	TIMPANI SMID GROWTH FUND		GROWTH FUND		GROWTH AND INCOME FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	22,299	$225,952	1,163,903	$35,916,013	2,586,315	$88,603,488
Shares issued as reinvestment of distributions	—	—	2,949,175	90,952,567	1,087,899	36,218,823
Less shares redeemed	(8,577)	(106,936)	(5,924,330)	(186,796,357)	(5,354,038)	(179,900,007)
Net increase (decrease)	13,722	$119,016	(1,811,252)	$(59,927,777)	(1,679,824)	$(55,077,696)
Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	—	$—	151,764	$2,389,732	475,674	$16,379,409
Shares issued as reinvestment of distributions	—	—	439,532	7,094,039	94,428	3,194,398
Less shares redeemed	—	—	(1,382,103)	(23,292,608)	(1,841,945)	(62,865,328)
Net increase (decrease)	—	$—	(790,807)	$(13,808,837)	(1,271,843)	$(43,291,521)
Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	346,537	$3,166,560	964,653	$41,967,197	5,565,557	$181,141,237
Shares issued as reinvestment of distributions	—	—	418,998	18,167,781	916,902	29,159,931
Less shares redeemed	(20,359)	(238,076)	(1,826,623)	(83,516,882)	(5,832,606)	(183,750,056)
Net increase (decrease)	326,178	$2,928,484	(442,972)	$(23,381,904)	649,853	$26,551,112
Class R6(a)	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	—	$—	—	$—	576	$20,037
Shares issued as reinvestment of distributions	—	—	—	—	2	53
Less shares redeemed	—	—	—	—	(138)	(4,880)
Net increase (decrease)	—	$—	—	$—	440	$15,210

(a)  Growth and Income Fund Class R6 shares commenced operations on June 23, 2020.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

	DIVIDEND GROWTH FUND		SELECT FUND		INTERNATIONAL GROWTH FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	68,449	$836,548	45,345	$658,688	347,273	$7,171,991
Shares issued as reinvestment of distributions	33,496	421,335	4,489	66,529	—	—
Less shares redeemed	(102,881)	(1,181,494)	(139,673)	(1,956,315)	(712,645)	(13,899,961)
Net increase (decrease)	(936)	$76,389	(89,839)	$(1,231,098)	(365,372)	$(6,727,970)
Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	23,668	$260,448	5,447	$71,597	8,563	$156,843
Shares issued as reinvestment of distributions	6,350	78,044	—	—	—	—
Less shares redeemed	(26,357)	(284,934)	(350,898)	(4,437,929)	(261,146)	(4,563,551)
Net increase (decrease)	3,661	$53,558	(345,451)	$(4,366,332)	(252,583)	$(4,406,708)
Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	116,118	$1,435,636	617,729	$8,179,806	1,626,949	$33,454,787
Shares issued as reinvestment of distributions	118,358	1,485,056	15,887	241,796	—	—
Less shares redeemed	(517,551)	(5,950,262)	(227,238)	(2,979,493)	(2,301,331)	(46,110,544)
Net increase (decrease)	(283,075)	$(3,029,570)	406,378	$5,442,109	(674,382)	$(12,655,757)
Class R6	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	—	$—	—	$—	86,582	$1,732,523
Shares issued as reinvestment of distributions	—	—	—	—	—	—
Less shares redeemed	—	—	—	—	(444,034)	(9,131,124)
Net increase (decrease)	—	$—	—	$—	(357,452)	$(7,398,601)

www.calamos.com

Notes to Financial Statements

	EVOLVING WORLD GROWTH FUND		GLOBAL EQUITY FUND		GLOBAL GROWTH AND INCOME FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	391,004	$6,762,959	265,416	$3,292,315	1,099,698	$9,490,501
Shares issued as reinvestment of distributions	11,579	172,408	112,095	1,289,097	97,528	873,603
Less shares redeemed	(815,536)	(12,469,085)	(564,070)	(6,729,651)	(2,108,626)	(18,481,508)
Net increase (decrease)	(412,953)	$(5,533,718)	(186,559)	$(2,148,239)	(911,400)	$(8,117,404)
Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	40,192	$672,788	22,660	$245,184	71,960	$613,871
Shares issued as reinvestment of distributions	—	—	60,883	603,351	18,357	141,351
Less shares redeemed	(342,622)	(5,001,576)	(487,287)	(5,269,441)	(1,040,655)	(8,078,310)
Net increase (decrease)	(302,430)	$(4,328,788)	(403,744)	$(4,420,906)	(950,338)	$(7,323,088)
Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	4,363,545	$78,476,333	600,310	$7,767,489	2,337,755	$23,373,263
Shares issued as reinvestment of distributions	86,887	1,302,432	329,656	3,929,499	69,759	649,005
Less shares redeemed	(3,120,110)	(46,723,770)	(847,457)	(10,471,760)	(2,141,926)	(18,654,225)
Net increase (decrease)	1,330,322	$33,054,995	82,509	$1,225,228	265,588	$5,368,043
Class R6(a)	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	—	$—	8,199	$119,000	—	$—
Shares issued as reinvestment of distributions	—	—	—	—	—	—
Less shares redeemed	—	—	—	—	—	—
Net increase (decrease)	—	$—	8,199	$119,000	—	$—

(a)  Global Equity Fund Class R6 shares commenced operations on June 23, 2020.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

	TOTAL RETURN BOND FUND		HIGH INCOME OPPORTUNITIES FUND		SHORT-TERM BOND FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	687,482	$7,365,277	245,970	$2,032,831	286,957	$2,896,835
Shares issued as reinvestment of distributions	39,601	425,925	217,034	1,717,793	4,621	46,909
Less shares redeemed	(622,896)	(6,676,918)	(834,673)	(6,720,348)	(35,177)	(350,938)
Net increase (decrease)	104,187	$1,114,284	(371,669)	$(2,969,724)	256,401	$2,592,806
Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	109,098	$1,175,752	19,346	$158,252	—	$—
Shares issued as reinvestment of distributions	2,691	28,837	7,484	62,826	—	—
Less shares redeemed	(226,107)	(2,418,888)	(124,746)	(1,023,391)	—	—
Net increase (decrease)	(114,318)	$(1,214,299)	(97,916)	$(802,313)	—	$—
Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	4,238,417	$44,471,732	322,369	$2,486,979	421,347	$4,283,245
Shares issued as reinvestment of distributions	95,353	1,028,248	45,623	360,699	71,315	723,691
Less shares redeemed	(2,125,614)	(22,766,469)	(364,455)	(2,892,583)	(4,574,906)	(46,297,045)
Net increase (decrease)	2,208,156	$22,733,511	3,537	$(44,905)	(4,082,244)	$(41,290,109)
Class R6	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	—	$—	—	$—	—	$—
Shares issued as reinvestment of distributions	—	—	—	—	—	—
Less shares redeemed	—	—	—	—	—	—
Net increase (decrease)	—	$—	—	$—	—	$—

www.calamos.com

Notes to Financial Statements

The following table summarizes the activity in capital shares of the Funds for the year or period ended October 31, 2019:

	MARKET NEUTRAL INCOME FUND		HEDGED EQUITY FUND		PHINEUS LONG/SHORT FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	29,680,352	$393,434,323	925,177	$10,546,955	2,254,270	$26,483,229
Shares issued as reinvestment of distributions	2,440,956	31,487,658	13,843	150,877	325,291	3,636,756
Less shares redeemed	(31,909,968)	(423,741,284)	(512,821)	(5,874,811)	(4,940,696)	(57,831,780)
Net increase (decrease)	211,340	$1,180,697	426,199	$4,823,021	(2,361,135)	$(27,711,795)
Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	5,630,014	$75,990,349	210,465	$2,373,495	566,072	$6,503,222
Shares issued as reinvestment of distributions	747,645	9,756,404	1,761	18,780	170,003	1,859,837
Less shares redeemed	(9,405,506)	(126,560,124)	(83,016)	(944,143)	(1,750,780)	(20,083,924)
Net increase (decrease)	(3,027,847)	$(40,813,371)	129,210	$1,448,132	(1,014,705)	$(11,720,865)
Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	271,275,266	$3,554,451,162	14,314,809	$163,261,984	26,643,604	$315,706,970
Shares issued as reinvestment of distributions	19,385,503	247,263,382	341,162	3,725,247	2,860,728	32,211,796
Less shares redeemed	(134,555,579)	(1,756,564,721)	(3,761,065)	(42,830,646)	(53,808,028)	(636,263,810)
Net increase (decrease)	156,105,190	$2,045,149,823	10,894,906	$124,156,585	(24,303,696)	$(288,345,044)
Class R6	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	—	$—	—	$—	—	$—
Shares issued as reinvestment of distributions	—	—	—	—	—	—
Less shares redeemed	—	—	—	—	—	—
Net increase (decrease)	—	$—	—	$—	—	$—

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

	CONVERTIBLE FUND		GLOBAL CONVERTIBLE FUND		TIMPANI SMALL CAP GROWTH FUND MAY 31, 2019 THROUGH OCTOBER 31, 2019		TIMPANI SMALL CAP GROWTH FUND JULY1, 2018 THROUGH MAY 31, 2019*
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	6,464,165	$109,061,464	224,720	$2,390,163	69,544	$1,650,315	44,877	$1,083,466
Shares issued as reinvestment of distributions	1,415,747	21,910,099	52,472	528,310	—	—	14,580	286,931
Less shares redeemed	(5,432,904)	(92,274,164)	(499,335)	(5,383,927)	(9,348)	(215,624)	(48,199)	(1,178,916)
Net increase (decrease)	2,447,008	$38,697,399	(222,143)	$(2,465,454)	60,196	$1,434,691	11,258	$191,481
Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	744,331	$12,386,248	39,365	$411,226	—	$—	—	$—
Shares issued as reinvestment of distributions	866,407	13,169,660	16,672	165,169	—	—	—	—
Less shares redeemed	(5,557,821)	(92,761,975)	(107,257)	(1,138,486)	—	—	—	—
Net increase (decrease)	(3,947,083)	$(67,206,067)	(51,220)	$(562,091)	—	$—	—	$—
Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	19,705,724	$294,220,340	4,110,369	$43,882,156	447,370	$10,684,843	612,221	$14,843,109
Shares issued as reinvestment of distributions	2,759,584	37,785,812	610,630	6,166,716	—	—	179,215	3,600,415
Less shares redeemed	(10,664,606)	(159,681,159)	(5,045,984)	(53,026,740)	(261,577)	(6,205,215)	(525,834)	(12,408,640)
Net increase (decrease)	11,800,702	$172,324,993	(324,985)	$(2,977,868)	185,793	$4,479,628	265,602	$6,034,884
Class R6(a)	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	—	$—	—	$—	46,065	$1,166,356	—	$—
Shares issued as reinvestment of distributions	—	—	—	—	—	—	—	—
Less shares redeemed	—	—	—	—	—	—	—	—
Net increase (decrease)	—	$—	—	$—	46,065	$1,166,356	—	$—

*  Activity shown includes activity of the Predecessor Fund prior to May 31, 2019. The Class I activity prior to May 31, 2019 includes the Predecessor Fund's Service and Institutional share classes that were reorganized into Class I.

(a)  Timpani Small Cap Growth Fund Class R6 shares commenced operations on June 1, 2019.

www.calamos.com

Notes to Financial Statements

	TIMPANI SMID GROWTH FUND(a)		GROWTH FUND		GROWTH AND INCOME FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	1,000	$10,000	9,587,177	$284,967,966	12,497,710	$391,728,042
Shares issued as reinvestment of distributions	—	—	3,896,550	99,712,712	1,925,650	55,053,122
Less shares redeemed	—	—	(6,077,197)	(187,586,969)	(6,230,340)	(197,413,390)
Net increase (decrease)	1,000	$10,000	7,406,530	$197,093,709	8,193,020	$249,367,774
Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	—	$—	323,807	$5,218,792	636,780	$19,754,168
Shares issued as reinvestment of distributions	—	—	4,480,634	65,327,650	1,054,355	29,744,060
Less shares redeemed	—	—	(17,750,289)	(302,227,922)	(13,016,220)	(409,666,760)
Net increase (decrease)	—	$—	(12,945,848)	$(231,681,480)	(11,325,085)	$(360,168,532)
Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	1,036,544	$10,360,000	838,179	$35,111,918	6,855,294	$204,430,740
Shares issued as reinvestment of distributions	—	—	776,327	27,140,373	1,861,051	50,896,933
Less shares redeemed	—	—	(1,749,854)	(72,895,718)	(6,328,452)	(188,989,797)
Net increase (decrease)	1,036,544	$10,360,000	(135,348)	$(10,643,427)	2,387,893	$66,337,876
Class R6	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	1,000	$10,000	—	$—	—	$—
Shares issued as reinvestment of distributions	—	—	—	—	—	—
Less shares redeemed	—	—	—	—	—	—
Net increase (decrease)	1,000	$10,000	—	$—	—	$—

(a)  Timpani SMID Growth Fund commenced operations on July 31, 2019.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

	DIVIDEND GROWTH FUND		OPPORTUNISTIC VALUE FUND		INTERNATIONAL GROWTH FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	101,755	$1,250,779	231,417	$3,076,083	929,035	$15,634,398
Shares issued as reinvestment of distributions	9,354	102,817	111,969	1,322,359	362,648	5,305,535
Less shares redeemed	(29,247)	(358,368)	(932,810)	(14,108,734)	(1,581,022)	(26,727,598)
Net increase (decrease)	81,862	$995,228	(589,424)	$(9,710,292)	(289,339)	$(5,787,665)
Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	32,760	$358,846	270,582	$3,672,986	45,648	$628,378
Shares issued as reinvestment of distributions	3,605	38,283	119,355	1,232,939	171,935	2,240,319
Less shares redeemed	(71,003)	(857,004)	(276,544)	(3,194,104)	(898,962)	(13,296,115)
Net increase (decrease)	(34,638)	$(459,875)	113,393	$1,711,821	(681,379)	$(10,427,418)
Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	232,224	$2,874,396	737,982	$11,740,442	1,334,479	$22,380,624
Shares issued as reinvestment of distributions	81,633	892,276	383,272	4,645,250	1,006,590	15,149,175
Less shares redeemed	(1,011,497)	(12,118,417)	(564,747)	(7,744,938)	(3,344,240)	(57,605,298)
Net increase (decrease)	(697,640)	$(8,351,745)	556,507	$8,640,754	(1,003,171)	$(20,075,499)
Class R6	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	—	$—	—	$—	455,301	$7,480,147
Shares issued as reinvestment of distributions	—	—	—	—	160	2,420
Less shares redeemed	—	—	—	—	(56,933)	(1,031,314)
Net increase (decrease)	—	$—	—	$—	398,528	$6,451,253

www.calamos.com

Notes to Financial Statements

	EVOLVING WORLD GROWTH FUND		GLOBAL EQUITY FUND		GLOBAL GROWTH AND INCOME FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	384,571	$5,201,193	577,546	$6,138,141	4,520,918	$37,428,463
Shares issued as reinvestment of distributions	—	—	421,580	4,009,226	741,067	5,601,253
Less shares redeemed	(1,154,814)	(15,562,395)	(1,280,011)	(14,645,366)	(2,518,918)	(21,112,416)
Net increase (decrease)	(770,243)	$(10,361,202)	(280,885)	$(4,497,999)	2,743,067	$21,917,300
Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	53,119	$652,490	203,747	$2,231,301	392,744	$2,622,942
Shares issued as reinvestment of distributions	—	—	289,494	2,417,271	832,154	5,492,212
Less shares redeemed	(535,243)	(6,774,470)	(586,685)	(5,706,218)	(6,069,077)	(44,055,702)
Net increase (decrease)	(482,124)	$(6,121,980)	(93,444)	$(1,057,646)	(4,844,179)	$(35,940,548)
Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	1,175,634	$15,961,982	402,501	$4,628,884	1,273,631	$10,798,427
Shares issued as reinvestment of distributions	—	—	1,073,542	10,520,717	782,448	6,100,697
Less shares redeemed	(4,778,472)	(64,713,668)	(1,267,362)	(15,267,035)	(3,833,527)	(33,224,249)
Net increase (decrease)	(3,602,838)	$(48,751,686)	208,681	$(117,434)	(1,777,448)	$(16,325,125)
Class R6	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	—	$—	—	$—	—	$—
Shares issued as reinvestment of distributions	—	—	—	—	—	—
Less shares redeemed	—	—	—	—	—	—
Net increase (decrease)	—	$—	—	$—	—	$—

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

	TOTAL RETURN BOND FUND		HIGH INCOME OPPORTUNITIES FUND		SHORT-TERM BOND FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	997,327	$10,048,728	921,595	$7,738,365	62,838	$634,792
Shares issued as reinvestment of distributions	43,240	442,703	228,497	1,902,920	721	7,319
Less shares redeemed	(643,180)	(6,480,705)	(791,789)	(6,569,707)	(7,105)	(72,160)
Net increase (decrease)	397,387	$4,010,726	358,303	$3,071,578	56,454	$569,951
Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	166,274	$1,656,441	47,632	$420,946	—	$—
Shares issued as reinvestment of distributions	7,828	79,230	27,606	240,276	—	—
Less shares redeemed	(549,775)	(5,533,304)	(968,833)	(8,562,524)	—	—
Net increase (decrease)	(375,673)	$(3,797,633)	(893,595)	$(7,901,302)	—	$—
Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	1,774,798	$18,474,632	206,491	$1,734,024	19,799,992	$198,535,221
Shares issued as reinvestment of distributions	79,328	810,296	50,266	418,310	86,089	866,912
Less shares redeemed	(1,831,206)	(18,574,369)	(336,941)	(2,812,781)	(70,159)	(713,694)
Net increase (decrease)	22,920	$710,559	(80,184)	$(660,447)	19,815,922	$198,688,439
Class R6	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	—	$—	—	$—	—	$—
Shares issued as reinvestment of distributions	—	—	—	—	—	—
Less shares redeemed	—	—	—	—	—	—
Net increase (decrease)	—	$—	—	$—	—	$—

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Calamos Market Neutral Income Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS A
	Year Ended October 31,
	2020		2019		2018		2017		2016
Net asset value, beginning of year	$13.47		$13.52		$13.41		$13.13		$13.08
Income from investment operations:
Net investment income (loss)(a)	0.19		0.27		0.30		0.26		0.25
Net realized and unrealized gain (loss)	0.24		0.28		0.19		0.35		0.16
Total from investment operations	0.43		0.55		0.49		0.61		0.41
Distributions:
Dividends from net investment income	(0.13)		(0.19)		(0.16)		(0.13)		(0.16)
Dividends from net realized gains	—		(0.41)		(0.22)		(0.20)		(0.20)
Total distributions**	(0.13)		(0.60)		(0.38)		(0.33)		(0.36)
Net asset value, end of year	$13.77		$13.47		$13.52		$13.41		$13.13
Ratios and supplemental data:
Total return(b)	3.27%		4.32%		3.79%		4.74%		3.16%
Net assets, end of year (000)	$817,405		$744,356		$743,925		$682,451		$970,737
Ratio of net expenses to average net assets	1.20	%(c)	1.24	%(d)	1.25	%(e)	1.28	%(f)	1.22	%(g)
Ratio of gross expenses to average net assets prior to expense reductions	1.21%		1.24%		1.25%		1.28%		1.22%
Ratio of net investment income (loss) to average net assets	1.43%		2.04%		2.26%		1.96%		1.91%
	Year Ended October 31,
	2020		2019		2018		2017		2016
Portfolio turnover rate	76.6%		73.8%		66.8%		81.1%		37.5%

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.05% for the year ended October 31, 2020.

(d)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.06% for the year ended October 31, 2019.

(e)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.07% for the year ended October 31, 2018.

(f)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.08% for the year ended October 31, 2017.

(g)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.08% for the year ended October 31, 2016.
CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Market Neutral Income Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS C
	Year Ended October 31,
	2020		2019		2018		2017		2016
Net asset value, beginning of year	$13.70		$13.73		$13.62		$13.33		$13.27
Income from investment operations:
Net investment income (loss)(a)	0.10		0.18		0.21		0.16		0.15
Net realized and unrealized gain (loss)	0.24		0.28		0.19		0.36		0.17
Total from investment operations	0.34		0.46		0.40		0.52		0.32
Distributions:
Dividends from net investment income	(0.06)		(0.08)		(0.07)		(0.03)		(0.06)
Dividends from net realized gains	—		(0.41)		(0.22)		(0.20)		(0.20)
Total distributions**	(0.06)		(0.49)		(0.29)		(0.23)		(0.26)
Net asset value, end of year	$13.98		$13.70		$13.73		$13.62		$13.33
Ratios and supplemental data:
Total return(b)	2.46%		3.56%		3.03%		3.98%		2.41%
Net assets, end of year (000)	$252,490		$261,352		$303,417		$282,115		$318,853
Ratio of net expenses to average net assets	1.95	%(c)	1.98	%(d)	2.00	%(e)	2.03	%(f)	1.97	%(g)
Ratio of gross expenses to average net assets prior to expense reductions	1.96%		1.99%		2.00%		2.03%		1.97%
Ratio of net investment income (loss) to average net assets	0.70%		1.31%		1.51%		1.22%		1.16%

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.80% for the year ended October 31, 2020.

(d)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.80% for the year ended October 31, 2019.

(e)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.81% for the year ended October 31, 2018.

(f)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.83% for the year ended October 31, 2017.

(g)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.84% for the year ended October 31, 2016.

www.calamos.com

Calamos Market Neutral Income Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS I
	Year Ended October 31,
	2020		2019		2018		2017		2016
Net asset value, beginning of year	$13.30		$13.36		$13.26		$12.98		$12.94
Income from investment operations:
Net investment income (loss)(a)	0.22		0.30		0.33		0.29		0.27
Net realized and unrealized gain (loss)	0.24		0.28		0.19		0.36		0.16
Total from investment operations	0.46		0.58		0.52		0.65		0.43
Distributions:
Dividends from net investment income	(0.16)		(0.23)		(0.20)		(0.17)		(0.19)
Dividends from net realized gains	—		(0.41)		(0.22)		(0.20)		(0.20)
Total distributions**	(0.16)		(0.64)		(0.42)		(0.37)		(0.39)
Net asset value, end of year	$13.60		$13.30		$13.36		$13.26		$12.98
Ratios and supplemental data:
Total return(b)	3.51%		4.62%		4.02%		5.07%		3.38%
Net assets, end of year (000)	$9,207,961		$7,709,445		$5,658,499		$3,734,035		$2,587,922
Ratio of net expenses to average net assets	0.95	%(c)	0.99	%(d)	0.99	%(e)	1.02	%(f)	0.97	%(g)
Ratio of gross expenses to average net assets prior to expense reductions	0.96%		0.99%		0.99%		1.02%		0.97%
Ratio of net investment income (loss) to average net assets	1.66%		2.28%		2.49%		2.22%		2.15%

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 0.80% for the year ended October 31, 2020.

(d)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 0.81% for the year ended October 31, 2019.

(e)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 0.81% for the year ended October 31, 2018.

(f)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 0.83% for the year ended October 31, 2017.

(g)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 0.84% for the year ended October 31, 2016.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Market Neutral Income Fund Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS R6
	June 23, 2020• through October 31, 2020
Net asset value, beginning of period	$13.35
Income from investment operations:
Net investment income (loss)(a)	0.05
Net realized and unrealized gain (loss)	0.21
Total from investment operations	0.26
Distributions:
Dividends from net investment income	—
Net asset value, end of period	$13.61
Ratios and supplemental data:
Total return(b)	1.95%
Net assets, end of year (000)	$10
Ratio of net expenses to average net assets	0.77	%(c)(d)
Ratio of gross expenses to average net assets prior to expense reductions	0.77	%(d)
Ratio of net investment income (loss) to average net assets	1.06	%(d)

•  Commencement of operations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 0.66% for the year ended October 31, 2020.

(d)  Annualized.

www.calamos.com

Calamos Hedged Equity Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS A
	Year Ended October 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$11.88	$11.44	$10.85	$10.03	$10.00
Income from investment operations:
Net investment income (loss)(a)	0.10	0.10	0.08	0.12	0.10
Net realized and unrealized gain (loss)	0.47	0.64	0.57	0.76	0.17
Total from investment operations	0.57	0.74	0.65	0.88	0.27
Distributions:
Dividends from net investment income	(0.10)	(0.05)	(0.06)	(0.06)	(0.15)
Dividends from net realized gains	—	(0.25)	—	—	(0.09)
Total distributions**	(0.10)	(0.30)	(0.06)	(0.06)	(0.24)
Net asset value, end of year	$12.35	$11.88	$11.44	$10.85	$10.03
Ratios and supplemental data:
Total return(b)	4.92%	6.65%	6.08%	8.77%	2.79%
Net assets, end of year (000)	$15,782	$10,412	$5,151	$1,007	$10,275
Ratio of net expenses to average net assets	1.15%	1.21%	1.25%	1.25%	1.22%
Ratio of gross expenses to average net assets prior to expense reductions	1.20%	1.21%	1.47%	2.14%	2.03%
Ratio of net investment income (loss) to average net assets	0.84%	0.86%	0.65%	1.12%	1.01%
	Year Ended October 31,
	2020	2019	2018	2017	2016
Portfolio turnover rate	56.9%	81.7%	140.8%	49.2%	19.6%

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Hedged Equity Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS C
	Year Ended October 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$11.72	$11.35	$10.78	$10.00	$9.98
Income from investment operations:
Net investment income (loss)(a)	0.01	0.01	(0.01)	0.02	0.03
Net realized and unrealized gain (loss)	0.48	0.63	0.58	0.79	0.16
Total from investment operations	0.49	0.64	0.57	0.81	0.19
Distributions:
Dividends from net investment income	(0.03)	(0.02)	(0.00)*	(0.03)	(0.08)
Dividends from net realized gains	—	(0.25)	—	—	(0.09)
Total distributions**	(0.03)	(0.27)	(0.00)*	(0.03)	(0.17)
Net asset value, end of year	$12.18	$11.72	$11.35	$10.78	$10.00
Ratios and supplemental data:
Total return(b)	4.19%	5.88%	5.31%	8.09%	1.92%
Net assets, end of year (000)	$3,429	$2,151	$616	$173	$156
Ratio of net expenses to average net assets	1.90%	1.96%	2.00%	2.00%	1.97%
Ratio of gross expenses to average net assets prior to expense reductions	1.95%	1.96%	2.30%	3.03%	2.79%
Ratio of net investment income (loss) to average net assets	0.08%	0.11%	(0.07%)	0.24%	0.26%

*  Amounts are less than $0.005.

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

www.calamos.com

Calamos Hedged Equity Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS I
	Year Ended October 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$11.87	$11.45	$10.84	$10.04	$10.01
Income from investment operations:
Net investment income (loss)(a)	0.13	0.13	0.10	0.13	0.13
Net realized and unrealized gain (loss)	0.47	0.64	0.59	0.78	0.17
Total from investment operations	0.60	0.77	0.69	0.91	0.30
Distributions:
Dividends from net investment income	(0.13)	(0.10)	(0.08)	(0.11)	(0.18)
Dividends from net realized gains	—	(0.25)	—	—	(0.09)
Total distributions**	(0.13)	(0.35)	(0.08)	(0.11)	(0.27)
Net asset value, end of year	$12.34	$11.87	$11.45	$10.84	$10.04
Ratios and supplemental data:
Total return(b)	5.09%	7.01%	6.38%	9.12%	3.02%
Net assets, end of year (000)	$342,851	$224,234	$91,589	$11,883	$8,035
Ratio of net expenses to average net assets	0.90%	0.96%	1.00%	1.00%	0.97%
Ratio of gross expenses to average net assets prior to expense reductions	0.95%	0.96%	1.26%	2.06%	1.81%
Ratio of net investment income (loss) to average net assets	1.09%	1.12%	0.91%	1.22%	1.27%

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Phineus Long/Short Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS A
	Year Ended October 31,								April 5, 2016• through October 31,
	2020		2019		2018		2017		2016
Net asset value, beginning of year	$11.63		$12.15		$12.33		$10.77		$10.00
Income from investment operations:
Net investment income (loss)(a)	(0.08)		0.04		(0.03)		(0.16)		(0.10)
Net realized and unrealized gain (loss)	(0.36)		(0.12)		—		1.82		0.87
Total from investment operations	(0.44)		(0.08)		(0.03)		1.66		0.77
Distributions:
Dividends from net investment income	(0.01)		—		—		—		—
Dividends from net realized gains	—		(0.44)		(0.15)		(0.10)		—
Return of capital	(0.00	)*	—		—		—		—
Total distributions**	(0.01)		(0.44)		(0.15)		(0.10)		—
Net asset value, end of year	$11.18		$11.63		$12.15		$12.33		$10.77
Ratios and supplemental data:
Total return(b)	(3.77%)		(0.45%)		(0.34%)		15.46%		7.70%
Net assets, end of year (000)	$40,748		$76,689		$108,730		$66,854		$14,708
Ratio of net expenses to average net assets	2.91	%(d)	2.95	%(e)	2.28	%(f)	2.71	%(g)	2.99	%(c)(h)
Ratio of gross expenses to average net assets prior to expense reductions	2.92%		2.96%		2.28%		2.71%		4.04	%(c)
Ratio of net investment income (loss) to average net assets	(0.68%)		0.33%		(0.27%)		(1.34%)		(1.77	%)(c)
	Year Ended October 31,								April 5, 2016• through October 31,
	2020		2019		2018		2017		2016
Portfolio turnover rate	205.8%		135.4%		228.6%		167.8%		177.6%

•  Commencement of operations.

*  Amounts are less than $0.005.

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

(d)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.71% for the year ended October 31, 2020.

(e)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.64% for the year ended October 31, 2019.

(f)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.64% for the year ended October 31, 2018.

(g)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.73% for the year ended October 31, 2017.

(h)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 2.01% for the period ended October 31, 2016.

www.calamos.com

Calamos Phineus Long/Short Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS C
	Year Ended October 31,								April 5, 2016• through October 31,
	2020		2019		2018		2017		2016
Net asset value, beginning of year	$11.32		$11.92		$12.19		$10.73		$10.00
Income from investment operations:
Net investment income (loss)(a)	(0.16)		(0.05)		(0.13)		(0.25)		(0.15)
Net realized and unrealized gain (loss)	(0.36)		(0.11)		0.01		1.81		0.88
Total from investment operations	(0.52)		(0.16)		(0.12)		1.56		0.73
Distributions:
Dividends from net investment income	—		—		—		—		—
Dividends from net realized gains	—		(0.44)		(0.15)		(0.10)		—
Return of capital	(0.00	)*	—		—		—		—
Total distributions**	—		(0.44)		(0.15)		(0.10)		—
Net asset value, end of year	$10.80		$11.32		$11.92		$12.19		$10.73
Ratios and supplemental data:
Total return(b)	(4.59%)		(1.15%)		(1.09%)		14.58%		7.30%
Net assets, end of year (000)	$22,528		$38,072		$52,169		$28,933		$4,936
Ratio of net expenses to average net assets	3.65	%(d)	3.69	%(e)	3.03	%(f)	3.46	%(g)	3.69	%(c)(h)
Ratio of gross expenses to average net assets prior to expense reductions	3.65%		3.70%		3.03%		3.46%		4.82	%(c)
Ratio of net investment income (loss) to average net assets	(1.43%)		(0.42%)		(1.02%)		(2.11%)		(2.54	%)(c)

•  Commencement of operations.

*  Amounts are less than $0.005.

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

(d)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 2.46% for the year ended October 31, 2020.

(e)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 2.39% for the year ended October 31, 2019.

(f)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 2.39% for the year ended October 31, 2018.

(g)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 2.47% for the year ended October 31, 2017.

(h)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 2.67% for the period ended October 31, 2016.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Phineus Long/Short Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS I
	Year Ended October 31,								April 5, 2016• through October 31,
	2020		2019		2018		2017		2016
Net asset value, beginning of year	$11.75		$12.23		$12.39		$10.80		$10.00
Income from investment operations:
Net investment income (loss)(a)	(0.05)		0.07		0.01		(0.13)		(0.08)
Net realized and unrealized gain (loss)	(0.37)		(0.11)		(0.02)		1.82		0.88
Total from investment operations	(0.42)		(0.04)		(0.01)		1.69		0.80
Distributions:
Dividends from net investment income	(0.02)		—		—		—		—
Dividends from net realized gains	—		(0.44)		(0.15)		(0.10)		—
Return of capital	(0.03)		—		—		—		—
Total distributions**	(0.05)		(0.44)		(0.15)		(0.10)		—
Net asset value, end of year	$11.28		$11.75		$12.23		$12.39		$10.80
Ratios and supplemental data:
Total return(b)	(3.67%)		(0.16%)		(0.10%)		15.70%		8.00%
Net assets, end of year (000)	$344,843		$678,157		$1,003,457		$348,840		$56,319
Ratio of net expenses to average net assets	2.64	%(d)	2.68	%(e)	2.00	%(f)	2.45	%(g)	2.77	%(c)(h)
Ratio of gross expenses to average net assets prior to expense reductions	2.65%		2.69%		2.00%		2.45%		4.04	%(c)
Ratio of net investment income (loss) to average net assets	(0.42%)		0.57%		0.05%		(1.09%)		(1.33	%)(c)

•  Commencement of operations.

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

(d)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.46% for the year ended October 31, 2020.

(e)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.39% for the year ended October 31, 2019.

(f)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.39% for the year ended October 31, 2018.

(g)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.47% for the year ended October 31, 2017.

(h)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.76% for the period ended October 31, 2016.

www.calamos.com

Calamos Convertible Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS A
	Year Ended October 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$17.45	$18.11	$18.27	$15.93	$16.56
Income from investment operations:
Net investment income (loss)(a)	0.47	0.51	0.48	0.49	0.50
Net realized and unrealized gain (loss)	4.99	1.00	0.13	2.16	(0.30)
Total from investment operations	5.46	1.51	0.61	2.65	0.20
Distributions:
Dividends from net investment income	(0.13)	(0.35)	(0.24)	(0.31)	(0.56)
Dividends from net realized gains	—	(1.82)	(0.53)	—	(0.27)
Total distributions**	(0.13)	(2.17)	(0.77)	(0.31)	(0.83)
Net asset value, end of year	$22.78	$17.45	$18.11	$18.27	$15.93
Ratios and supplemental data:
Total return(b)	31.58%	10.02%	3.43%	16.88%	1.33%
Net assets, end of year (000)	$333,481	$245,948	$210,845	$222,017	$228,334
Ratio of net expenses to average net assets	1.13%	1.16%	1.16%	1.18%	1.15%
Ratio of gross expenses to average net assets prior to expense reductions	1.13%	1.16%	1.16%	1.18%	1.15%
Ratio of net investment income (loss) to average net assets	2.37%	2.98%	2.58%	2.87%	3.17%
	Year Ended October 31,
	2020	2019	2018	2017	2016
Portfolio turnover rate	70.7%	36.7%	73.2%	55.7%	43.8%

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Convertible Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS C
	Year Ended October 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$17.27	$17.92	$18.09	$15.79	$16.41
Income from investment operations:
Net investment income (loss)(a)	0.32	0.39	0.34	0.36	0.37
Net realized and unrealized gain (loss)	4.93	0.99	0.12	2.14	(0.28)
Total from investment operations	5.25	1.38	0.46	2.50	0.09
Distributions:
Dividends from net investment income	(0.04)	(0.21)	(0.10)	(0.20)	(0.44)
Dividends from net realized gains	—	(1.82)	(0.53)	—	(0.27)
Total distributions**	(0.04)	(2.03)	(0.63)	(0.20)	(0.71)
Net asset value, end of year	$22.48	$17.27	$17.92	$18.09	$15.79
Ratios and supplemental data:
Total return(b)	30.53%	9.21%	2.65%	15.99%	0.62%
Net assets, end of year (000)	$56,935	$56,070	$128,920	$147,112	$193,339
Ratio of net expenses to average net assets	1.88%	1.91%	1.91%	1.93%	1.90%
Ratio of gross expenses to average net assets prior to expense reductions	1.88%	1.91%	1.91%	1.93%	1.90%
Ratio of net investment income (loss) to average net assets	1.65%	2.34%	1.85%	2.14%	2.40%

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

www.calamos.com

Calamos Convertible Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS I
	Year Ended October 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$15.38	$16.23	$16.45	$14.38	$15.03
Income from investment operations:
Net investment income (loss)(a)	0.46	0.49	0.47	0.48	0.49
Net realized and unrealized gain (loss)	4.39	0.88	0.13	1.95	(0.27)
Total from investment operations	4.85	1.37	0.60	2.43	0.22
Distributions:
Dividends from net investment income	(0.18)	(0.40)	(0.29)	(0.36)	(0.60)
Dividends from net realized gains	—	(1.82)	(0.53)	—	(0.27)
Total distributions**	(0.18)	(2.22)	(0.82)	(0.36)	(0.87)
Net asset value, end of year	$20.05	$15.38	$16.23	$16.45	$14.38
Ratios and supplemental data:
Total return(b)	31.91%	10.31%	3.73%	17.14%	1.64%
Net assets, end of year (000)	$773,460	$442,907	$275,776	$233,077	$238,309
Ratio of net expenses to average net assets	0.88%	0.91%	0.91%	0.93%	0.90%
Ratio of gross expenses to average net assets prior to expense reductions	0.88%	0.91%	0.91%	0.93%	0.90%
Ratio of net investment income (loss) to average net assets	2.60%	3.21%	2.83%	3.12%	3.48%

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Global Convertible Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS A
	Year Ended October 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$11.08	$10.81	$11.24	$9.89	$9.93
Income from investment operations:
Net investment income (loss)(a)	0.24	0.10	0.33	0.25	0.26
Net realized and unrealized gain (loss)	2.37	0.70	(0.34)	1.21	(0.14)
Total from investment operations	2.61	0.80	(0.01)	1.46	0.12
Distributions:
Dividends from net investment income	(0.06)	(0.22)	(0.08)	(0.11)	(0.16)
Dividends from net realized gains	(0.15)	(0.31)	(0.34)	—	—
Total distributions**	(0.21)	(0.53)	(0.42)	(0.11)	(0.16)
Net asset value, end of year	$13.48	$11.08	$10.81	$11.24	$9.89
Ratios and supplemental data:
Total return(b)	23.93%	7.90%	(0.09%)	14.86%	1.27%
Net assets, end of year (000)	$11,231	$8,998	$11,184	$12,713	$29,037
Ratio of net expenses to average net assets	1.33%	1.32%	1.34%	1.35%	1.35%
Ratio of gross expenses to average net assets prior to expense reductions	1.34%	1.32%	1.35%	1.45%	1.46%
Ratio of net investment income (loss) to average net assets	1.96%	0.91%	2.98%	2.46%	2.64%
	Year Ended October 31,
	2020	2019	2018	2017	2016
Portfolio turnover rate	47.7%	45.4%	32.0%	52.2%	38.4%

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

www.calamos.com

Calamos Global Convertible Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS C
	Year Ended October 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$10.93	$10.69	$11.14	$9.85	$9.90
Income from investment operations:
Net investment income (loss)(a)	0.14	0.02	0.24	0.16	0.18
Net realized and unrealized gain (loss)	2.35	0.69	(0.33)	1.21	(0.13)
Total from investment operations	2.49	0.71	(0.09)	1.37	0.05
Distributions:
Dividends from net investment income	(0.02)	(0.16)	(0.02)	(0.08)	(0.10)
Dividends from net realized gains	(0.15)	(0.31)	(0.34)	—	—
Total distributions**	(0.17)	(0.47)	(0.36)	(0.08)	(0.10)
Net asset value, end of year	$13.25	$10.93	$10.69	$11.14	$9.85
Ratios and supplemental data:
Total return(b)	23.09%	7.01%	(0.77%)	13.95%	0.50%
Net assets, end of year (000)	$4,824	$3,409	$3,884	$2,887	$2,440
Ratio of net expenses to average net assets	2.08%	2.07%	2.09%	2.10%	2.10%
Ratio of gross expenses to average net assets prior to expense reductions	2.09%	2.07%	2.10%	2.19%	2.21%
Ratio of net investment income (loss) to average net assets	1.21%	0.16%	2.21%	1.54%	1.89%

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Global Convertible Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS I
	Year Ended October 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$11.08	$10.82	$11.24	$9.92	$9.95
Income from investment operations:
Net investment income (loss)(a)	0.26	0.12	0.36	0.26	0.28
Net realized and unrealized gain (loss)	2.39	0.70	(0.33)	1.21	(0.13)
Total from investment operations	2.65	0.82	0.03	1.47	0.15
Distributions:
Dividends from net investment income	(0.08)	(0.25)	(0.11)	(0.15)	(0.18)
Dividends from net realized gains	(0.15)	(0.31)	(0.34)	—	—
Total distributions**	(0.23)	(0.56)	(0.45)	(0.15)	(0.18)
Net asset value, end of year	$13.50	$11.08	$10.82	$11.24	$9.92
Ratios and supplemental data:
Total return(b)	24.36%	8.09%	0.24%	14.98%	1.60%
Net assets, end of year (000)	$192,475	$120,526	$121,170	$91,086	$47,637
Ratio of net expenses to average net assets	1.08%	1.07%	1.09%	1.10%	1.10%
Ratio of gross expenses to average net assets prior to expense reductions	1.09%	1.07%	1.10%	1.18%	1.21%
Ratio of net investment income (loss) to average net assets	2.19%	1.16%	3.22%	2.47%	2.88%

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

www.calamos.com

Calamos Timpani Small Cap Growth Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS A*
	Year Ended October 31,	May 31, 2019 through October 31,		July 1, 2018 through May 31,		Year Ended June 30,
	2020	2019		2019†		2018	2017	2016
Net asset value, beginning of year	$22.31	$22.51		$25.02		$18.54	$14.62	$18.48
Income from investment operations:
Net investment income (loss)(a)	(0.28)	(0.11)		(0.29)		(0.28)	(0.18)	(0.18)
Net realized and unrealized gain (loss)	8.29	(0.09)		(0.80)		6.76	4.10	(3.68)
Total from investment operations	8.01	(0.20)		(1.09)		6.48	3.92	(3.86)
Distributions:
Dividends from net investment income	—	—		—		—	—	—
Dividends from net realized gains	(1.14)	—		(1.42)		—	—	—
Total distributions**	(1.14)	—		(1.42)		—	—	—
Net asset value, end of year	$29.18	$22.31		$22.51		$25.02	$18.54	$14.62
Ratios and supplemental data:
Total return(b)	37.60%	(0.89%)		(3.52%)		34.95%	26.81%	(20.84%)
Net assets, end of year (000)	$9,313	$6,857		$5,551		$5,890	$3,954	$3,369
Ratio of net expenses to average net assets	1.30%	1.30	%(c)	1.50	%(c)	1.50%	1.50%	1.50%
Ratio of gross expenses to average net assets prior to expense reductions	1.40%	1.35	%(c)	1.71	%(c)	1.74%	1.75%	1.70%
Ratio of net investment income (loss) to average net assets	(1.16%)	(1.18	%)(c)	(1.31	%)(c)	(1.33%)	(1.10%)	(1.16%)
	Year Ended October 31,	May 31, 2019 through October 31,		July 1, 2018 through May 31,		Year Ended June 30,
	2020	2019		2019†		2018	2017	2016
Portfolio turnover rate	180.9%	141.7%		112.3%		126.0%	179.0%	156.0%

*  Prior to May 31, 2019, Class A shares were Class Y shares of the predecessor fund.

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

†  Pursuant to the Reorganization of the Predecessor Fund into the Fund, Class Y shareholders of the Predecessor Fund received Class A shares of the Fund, and Service Class and Institutional Class shareholders of the Predecessor Fund each received Class I shares of the Fund. As a result of the Reorganization, the Fund adopted the performance and financial history of the Predecessor Fund. Accordingly, the data shown for periods prior to May 31, 2019 is the data of the Predecessor Fund.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Timpani Small Cap Growth Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS I*
	Year Ended October 31,	May 31, 2019 through October 31,		July 1, 2018 through May 31,		Year Ended June 30,
	2020	2019		2019†		2018	2017	2016
Net asset value, beginning of year	$22.85	$23.02		$25.47		$18.80	$14.77	$18.58
Income from investment operations:
Net investment income (loss)(a)	(0.23)	(0.09)		(0.20)		(0.20)	(0.10)	(0.12)
Net realized and unrealized gain (loss)	8.51	(0.08)		(0.83)		6.87	4.13	(3.69)
Total from investment operations	8.28	(0.17)		(1.03)		6.67	4.03	(3.81)
Distributions:
Dividends from net investment income	—	—		—		—	—	—
Dividends from net realized gains	(1.14)	—		(1.42)		—	—	—
Total distributions**	(1.14)	—		(1.42)		—	—	—
Net asset value, end of year	$29.99	$22.85		$23.02		$25.47	$18.80	$14.77
Ratios and supplemental data:
Total return(b)	37.90%	(0.74%)		(3.21%)		35.48%	27.29%	(20.51%)
Net assets, end of year (000)	$124,867	$72,539		$68,510		$69,095	$43,833	$52,595
Ratio of net expenses to average net assets	1.05%	1.05	%(c)	1.10	%(c)	1.10%	1.10%	1.10%
Ratio of gross expenses to average net assets prior to expense reductions	1.16%	1.11	%(c)	1.34	%(c)	1.36%	1.36%	1.32%
Ratio of net investment income (loss) to average net assets	(0.92%)	(0.93	%)(c)	(0.92	%)(c)	(0.92%)	(0.64%)	(0.77%)

*  Prior to May 31, 2019, Class I shares were Institutional Class shares or Service Class shares of the predecessor fund. Results shown are exclusive of the Service Class shares.

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

†  Pursuant to the Reorganization of the Predecessor Fund into the Fund, Class Y shareholders of the Predecessor Fund received Class A shares of the Fund, and Service Class and Institutional Class shareholders of the Predecessor Fund each received Class I shares of the Fund. As a result of the Reorganization, the Fund adopted the performance and financial history of the Predecessor Fund. Accordingly, the data shown for periods prior to May 31, 2019 is the data of the Predecessor Fund.

www.calamos.com

Calamos Timpani Small Cap Growth Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS R6
	Year Ended October 31, 2020	May 31, 2019• through October 31, 2019
Net asset value, beginning of year	$22.86	$23.02
Income from investment operations:
Net investment income (loss)(a)	(0.21)	(0.08)
Net realized and unrealized gain (loss)	8.51	(0.08)
Total from investment operations	8.30	(0.16)
Distributions:
Dividends from net investment income	—	—
Dividends from net realized gains	(1.14)	—
Total distributions**	(1.14)	—
Net asset value, end of year	$30.02	$22.86
Ratios and supplemental data:
Total return(b)	37.98%	(0.70%)
Net assets, end of year (000)	$1,562	$1,063
Ratio of net expenses to average net assets	0.98%	1.00	%(c)
Ratio of gross expenses to average net assets prior to expense reductions	1.09%	0.96	%(c)
Ratio of net investment income (loss) to average net assets	(0.84%)	(0.84	%)(c)

•  Commencement of operations.

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year.

(c)  Annualized.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Timpani SMID Growth Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS A
	Year Ended October 31, 2020	August 1, 2019• through October 31, 2019
Net asset value, beginning of year	$9.01	$10.00
Income from investment operations:
Net investment income (loss)(a)	(0.13)	(0.03)
Net realized and unrealized gain (loss)	3.46	(0.96)
Total from investment operations	3.33	(0.99)
Distributions:
Dividends from net investment income	—	—
Dividends from net realized gains	—	—
Total distributions**	—	—
Net asset value, end of year	$12.34	$9.01
Ratios and supplemental data:
Total return(b)	36.96%	(9.90%)
Net assets, end of year (000)	$182	$9
Ratio of net expenses to average net assets	1.35%	1.37	%(c)
Ratio of gross expenses to average net assets prior to expense reductions	2.45%	3.42	%(c)
Ratio of net investment income (loss) to average net assets	(1.21%)	(1.11	%)(c)
	Year Ended October 31, 2020	August 1, 2019• through October 31, 2019
Portfolio turnover rate	200.6%	55.0%

•  Commencement of operations.

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares.

(c)  Annualized.

www.calamos.com

Calamos Timpani SMID Growth Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS I
	Year Ended October 31, 2020	August 1, 2019• through October 31, 2019
Net asset value, beginning of year	$9.02	$10.00
Income from investment operations:
Net investment income (loss)(a)	(0.10)	(0.02)
Net realized and unrealized gain (loss)	3.46	(0.96)
Total from investment operations	3.36	(0.98)
Distributions:
Dividends from net investment income	—	—
Dividends from net realized gains	—	—
Total distributions**	—	—
Net asset value, end of year	$12.38	$9.02
Ratios and supplemental data:
Total return(b)	37.25%	(9.80%)
Net assets, end of year (000)	$16,877	$9,348
Ratio of net expenses to average net assets	1.10%	1.10	%(c)
Ratio of gross expenses to average net assets prior to expense reductions	2.25%	3.17	%(c)
Ratio of net investment income (loss) to average net assets	(0.94%)	(0.85	%)(c)

•  Commencement of operations.

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year.

(c)  Annualized.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Timpani SMID Growth Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS R6
	Year Ended October 31, 2020	August 1, 2019• through October 31, 2019
Net asset value, beginning of year	$9.02	$10.00
Income from investment operations:
Net investment income (loss)(a)	(0.09)	(0.02)
Net realized and unrealized gain (loss)	3.45	(0.96)
Total from investment operations	3.36	(0.98)
Distributions:
Dividends from net investment income	—	—
Dividends from net realized gains	—	—
Total distributions**	—	—
Net asset value, end of year	$12.38	$9.02
Ratios and supplemental data:
Total return(b)	37.25%	(9.80%)
Net assets, end of year (000)	$12	$9
Ratio of net expenses to average net assets	1.06%	1.07	%(c)
Ratio of gross expenses to average net assets prior to expense reductions	2.25%	3.16	%(c)
Ratio of net investment income (loss) to average net assets	(0.90%)	(0.81	%)(c)

•  Commencement of operations.

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year.

(c)  Annualized.

www.calamos.com

Calamos Growth Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS A
	Year Ended October 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$32.23	$33.14	$35.54	$30.12	$42.80
Income from investment operations:
Net investment income (loss)(a)	(0.14)	(0.04)	(0.08)	(0.17)	(0.07)
Net realized and unrealized gain (loss)	5.90	3.53	2.15	6.79	(1.67)
Total from investment operations	5.76	3.49	2.07	6.62	(1.74)
Distributions:
Dividends from net investment income	—	—	—	—	—
Dividends from net realized gains	(3.03)	(4.40)	(4.47)	(1.20)	(10.94)
Total distributions**	(3.03)	(4.40)	(4.47)	(1.20)	(10.94)
Net asset value, end of year	$34.96	$32.23	$33.14	$35.54	$30.12
Ratios and supplemental data:
Total return(b)	19.11%	13.97%	6.12%	22.79%	(4.76%)
Net assets, end of year (000)	$1,093,909	$1,066,939	$851,590	$967,725	$1,017,541
Ratio of net expenses to average net assets	1.34%	1.34%	1.29%	1.39%	1.34%
Ratio of gross expenses to average net assets prior to expense reductions	1.34%	1.34%	1.29%	1.39%	1.34%
Ratio of net investment income (loss) to average net assets	(0.45%)	(0.12%)	(0.22%)	(0.52%)	(0.21%)
	Year Ended October 31,
	2020	2019	2018	2017	2016
Portfolio turnover rate	114.5%	68.9%	71.7%	104.4%	90.0%

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Growth Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS C
	Year Ended October 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$18.26	$21.00	$24.26	$21.08	$33.48
Income from investment operations:
Net investment income (loss)(a)	(0.20)	(0.13)	(0.22)	(0.28)	(0.21)
Net realized and unrealized gain (loss)	3.15	1.79	1.43	4.66	(1.25)
Total from investment operations	2.95	1.66	1.21	4.38	(1.46)
Distributions:
Dividends from net investment income	—	—	—	—	—
Dividends from net realized gains	(3.03)	(4.40)	(4.47)	(1.20)	(10.94)
Total distributions**	(3.03)	(4.40)	(4.47)	(1.20)	(10.94)
Net asset value, end of year	$18.18	$18.26	$21.00	$24.26	$21.08
Ratios and supplemental data:
Total return(b)	18.23%	13.18%	5.34%	21.85%	(5.45%)
Net assets, end of year (000)	$35,843	$50,442	$329,883	$398,115	$540,422
Ratio of net expenses to average net assets	2.09%	2.11%	2.04%	2.14%	2.09%
Ratio of gross expenses to average net assets prior to expense reductions	2.10%	2.12%	2.04%	2.14%	2.09%
Ratio of net investment income (loss) to average net assets	(1.17%)	(0.73%)	(0.97%)	(1.26%)	(0.96%)
	CLASS I
	Year Ended October 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$44.13	$43.48	$45.18	$37.88	$50.84
Income from investment operations:
Net investment income (loss)(a)	(0.09)	0.06	0.02	(0.11)	0.02
Net realized and unrealized gain (loss)	8.24	4.99	2.75	8.61	(2.04)
Total from investment operations	8.15	5.05	2.77	8.50	(2.02)
Distributions:
Dividends from net investment income	—	—	—	—	—
Dividends from net realized gains	(3.03)	(4.40)	(4.47)	(1.20)	(10.94)
Total distributions**	(3.03)	(4.40)	(4.47)	(1.20)	(10.94)
Net asset value, end of year	$49.25	$44.13	$43.48	$45.18	$37.88
Ratios and supplemental data:
Total return(b)	19.39%	14.24%	6.41%	23.09%	(4.51%)
Net assets, end of year (000)	$291,027	$280,294	$282,061	$301,237	$327,872
Ratio of net expenses to average net assets	1.09%	1.09%	1.04%	1.14%	1.09%
Ratio of gross expenses to average net assets prior to expense reductions	1.09%	1.09%	1.04%	1.14%	1.09%
Ratio of net investment income (loss) to average net assets	(0.20%)	0.15%	0.03%	(0.27%)	0.04%

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

www.calamos.com

Calamos Growth and Income Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS A
	Year Ended October 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$33.43	$32.53	$33.15	$30.17	$31.68
Income from investment operations:
Net investment income (loss)(a)	0.30	0.32	0.25	0.49	0.48
Net realized and unrealized gain (loss)	3.74	2.99	1.41	4.53	0.16
Total from investment operations	4.04	3.31	1.66	5.02	0.64
Distributions:
Dividends from net investment income	(0.41)	(0.50)	(0.38)	(0.84)	(0.84)
Dividends from net realized gains	(0.80)	(1.91)	(1.90)	(1.20)	(1.31)
Total distributions**	(1.21)	(2.41)	(2.28)	(2.04)	(2.15)
Net asset value, end of year	$36.26	$33.43	$32.53	$33.15	$30.17
Ratios and supplemental data:
Total return(b)	12.43%	11.51%	5.20%	17.39%	2.26%
Net assets, end of year (000)	$1,163,876	$1,129,201	$832,433	$918,695	$930,625
Ratio of net expenses to average net assets	1.08%	1.09%	1.09%	1.11%	1.11%
Ratio of gross expenses to average net assets prior to expense reductions	1.08%	1.09%	1.09%	1.11%	1.11%
Ratio of net investment income (loss) to average net assets	0.86%	1.01%	0.77%	1.58%	1.59%
	Year Ended October 31,
	2020	2019	2018	2017	2016
Portfolio turnover rate	34.9%	18.5%	25.3%	31.6%	23.5%

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Growth and Income Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS C
	Year Ended October 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$33.68	$32.69	$33.30	$30.28	$31.81
Income from investment operations:
Net investment income (loss)(a)	0.04	0.12	0.01	0.27	0.25
Net realized and unrealized gain (loss)	3.79	2.98	1.41	4.54	0.14
Total from investment operations	3.83	3.10	1.42	4.81	0.39
Distributions:
Dividends from net investment income	(0.14)	(0.20)	(0.13)	(0.59)	(0.61)
Dividends from net realized gains	(0.80)	(1.91)	(1.90)	(1.20)	(1.31)
Total distributions**	(0.94)	(2.11)	(2.03)	(1.79)	(1.92)
Net asset value, end of year	$36.57	$33.68	$32.69	$33.30	$30.28
Ratios and supplemental data:
Total return(b)	11.62%	10.68%	4.42%	16.54%	1.39%
Net assets, end of year (000)	$101,490	$136,333	$502,593	$574,455	$739,780
Ratio of net expenses to average net assets	1.84%	1.85%	1.84%	1.86%	1.86%
Ratio of gross expenses to average net assets prior to expense reductions	1.84%	1.85%	1.84%	1.86%	1.86%
Ratio of net investment income (loss) to average net assets	0.13%	0.37%	0.02%	0.85%	0.84%

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

www.calamos.com

Calamos Growth and Income Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS I
	Year Ended October 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$32.03	$31.28	$31.96	$29.15	$30.71
Income from investment operations:
Net investment income (loss)(a)	0.36	0.39	0.32	0.55	0.53
Net realized and unrealized gain (loss)	3.58	2.85	1.37	4.38	0.14
Total from investment operations	3.94	3.24	1.69	4.93	0.67
Distributions:
Dividends from net investment income	(0.49)	(0.58)	(0.47)	(0.92)	(0.92)
Dividends from net realized gains	(0.80)	(1.91)	(1.90)	(1.20)	(1.31)
Total distributions**	(1.29)	(2.49)	(2.37)	(2.12)	(2.23)
Net asset value, end of year	$34.68	$32.03	$31.28	$31.96	$29.15
Ratios and supplemental data:
Total return(b)	12.72%	11.81%	5.45%	17.71%	2.43%
Net assets, end of year (000)	$818,641	$735,329	$643,422	$554,490	$513,604
Ratio of net expenses to average net assets	0.83%	0.85%	0.84%	0.86%	0.86%
Ratio of gross expenses to average net assets prior to expense reductions	0.83%	0.85%	0.84%	0.86%	0.86%
Ratio of net investment income (loss) to average net assets	1.11%	1.27%	1.01%	1.83%	1.84%

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Growth and Income Fund Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS R6
	June 23, 2020• through October 31, 2020
Net asset value, beginning of period	$33.24
Income from investment operations:
Net investment income (loss)(a)	0.12
Net realized and unrealized gain (loss)	1.42
Total from investment operations	1.54
Distributions:
Dividends from net investment income	(0.09)
Total distributions**	(0.09)
Net asset value, end of period	$34.69
Ratios and supplemental data:
Total return(b)	4.63%
Net assets, end of year (000)	$15
Ratio of net expenses to average net assets	0.71	%(c)
Ratio of gross expenses to average net assets prior to expense reductions	0.71	%(c)
Ratio of net investment income (loss) to average net assets	0.99	%(c)

•  Commencement of operations.

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

www.calamos.com

Calamos Dividend Growth Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS A
	Year Ended October 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$13.37	$12.34	$12.73	$10.38	$10.52
Income from investment operations:
Net investment income (loss)(a)	0.05	0.07	0.07	0.10	0.10
Net realized and unrealized gain (loss)	1.13	1.50	0.57	2.30	0.11
Total from investment operations	1.18	1.57	0.64	2.40	0.21
Distributions:
Dividends from net investment income	(0.06)	(0.08)	(0.05)	(0.05)	(0.08)
Dividends from net realized gains	(1.45)	(0.46)	(0.98)	—	(0.27)
Total distributions**	(1.51)	(0.54)	(1.03)	(0.05)	(0.35)
Net asset value, end of year	$13.04	$13.37	$12.34	$12.73	$10.38
Ratios and supplemental data:
Total return(b)	9.20%	13.63%	5.26%	23.17%	2.17%
Net assets, end of year (000)	$3,534	$3,638	$2,347	$2,031	$23,157
Ratio of net expenses to average net assets	1.35%	1.35%	1.35%	1.35%	1.33%
Ratio of gross expenses to average net assets prior to expense reductions	2.15%	1.94%	1.83%	1.87%	1.73%
Ratio of net investment income (loss) to average net assets	0.40%	0.60%	0.55%	0.93%	0.95%
	Year Ended October 31,
	2020	2019	2018	2017	2016
Portfolio turnover rate	21.6%	15.4%	10.7%	15.3%	11.5%

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Dividend Growth Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS C
	Year Ended October 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$13.07	$12.09	$12.52	$10.26	$10.41
Income from investment operations:
Net investment income (loss)(a)	(0.04)	(0.01)	(0.02)	0.00 *	0.02
Net realized and unrealized gain (loss)	1.09	1.45	0.57	2.28	0.12
Total from investment operations	1.05	1.44	0.55	2.28	0.14
Distributions:
Dividends from net investment income	—	—	—	(0.02)	(0.02)
Dividends from net realized gains	(1.45)	(0.46)	(0.98)	—	(0.27)
Total distributions**	(1.45)	(0.46)	(0.98)	(0.02)	(0.29)
Net asset value, end of year	$12.67	$13.07	$12.09	$12.52	$10.26
Ratios and supplemental data:
Total return(b)	8.35%	12.74%	4.56%	22.26%	1.42%
Net assets, end of year (000)	$685	$659	$1,028	$1,039	$969
Ratio of net expenses to average net assets	2.11%	2.10%	2.10%	2.10%	2.08%
Ratio of gross expenses to average net assets prior to expense reductions	2.91%	2.65%	2.59%	2.73%	2.48%
Ratio of net investment income (loss) to average net assets	(0.36%)	(0.06%)	(0.19%)	0.00%^	0.17%

*  Amounts are less than $0.005.

**  Distribution for annual periods determined in accordance with federal income tax regulations.

^  Amounts are less than 0.005%.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

www.calamos.com

Calamos Dividend Growth Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS I
	Year Ended October 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$13.36	$12.33	$12.71	$10.39	$10.55
Income from investment operations:
Net investment income (loss)(a)	0.08	0.11	0.10	0.11	0.12
Net realized and unrealized gain (loss)	1.12	1.49	0.58	2.32	0.12
Total from investment operations	1.20	1.60	0.68	2.43	0.24
Distributions:
Dividends from net investment income	(0.08)	(0.11)	(0.08)	(0.11)	(0.13)
Dividends from net realized gains	(1.45)	(0.46)	(0.98)	—	(0.27)
Total distributions**	(1.53)	(0.57)	(1.06)	(0.11)	(0.40)
Net asset value, end of year	$13.03	$13.36	$12.33	$12.71	$10.39
Ratios and supplemental data:
Total return(b)	9.46%	13.93%	5.61%	23.46%	2.39%
Net assets, end of year (000)	$8,974	$12,986	$20,585	$22,201	$7,989
Ratio of net expenses to average net assets	1.10%	1.10%	1.10%	1.10%	1.08%
Ratio of gross expenses to average net assets prior to expense reductions	1.88%	1.67%	1.60%	1.80%	1.48%
Ratio of net investment income (loss) to average net assets	0.67%	0.92%	0.82%	0.89%	1.17%

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Select Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS A
	Year Ended October 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$14.21	$15.37	$15.21	$12.60	$13.61
Income from investment operations:
Net investment income (loss)(a)	0.07	0.15	0.10	0.15	0.21
Net realized and unrealized gain (loss)	0.74	0.95	0.58	2.56	(0.15)
Total from investment operations	0.81	1.10	0.68	2.71	0.06
Distributions:
Dividends from net investment income	(0.09)	(0.06)	(0.05)	(0.10)	(0.16)
Dividends from net realized gains	—	(2.20)	(0.47)	—	(0.91)
Total distributions**	(0.09)	(2.26)	(0.52)	(0.10)	(1.07)
Net asset value, end of year	$14.93	$14.21	$15.37	$15.21	$12.60
Ratios and supplemental data:
Total return(b)	5.71%	10.14%	4.53%	21.56%	0.76%
Net assets, end of year (000)	$10,595	$11,363	$21,349	$21,894	$32,350
Ratio of net expenses to average net assets	1.15%	1.15%	1.15%	1.15%	1.12%
Ratio of gross expenses to average net assets prior to expense reductions	1.64%	1.62%	1.60%	1.67%	1.57%
Ratio of net investment income (loss) to average net assets	0.49%	1.06%	0.64%	1.10%	1.67%
	Year Ended October 31,
	2020	2019	2018	2017	2016
Portfolio turnover rate	136.2%	77.7%	119.3%	104.7%	40.7%

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

www.calamos.com

Calamos Select Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS C
	Year Ended October 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$12.36	$13.77	$13.74	$11.39	$12.38
Income from investment operations:
Net investment income (loss)(a)	(0.01)	0.02	(0.01)	0.04	0.10
Net realized and unrealized gain (loss)	0.62	0.83	0.51	2.32	(0.13)
Total from investment operations	0.61	0.85	0.50	2.36	(0.03)
Distributions:
Dividends from net investment income	—	(0.06)	—	(0.01)	(0.05)
Dividends from net realized gains	—	(2.20)	(0.47)	—	(0.91)
Total distributions**	—	(2.26)	(0.47)	(0.01)	(0.96)
Net asset value, end of year	$12.97	$12.36	$13.77	$13.74	$11.39
Ratios and supplemental data:
Total return(b)	4.85%	9.33%	3.77%	20.70%	(0.04%)
Net assets, end of year (000)	$1,056	$5,274	$4,318	$4,728	$4,915
Ratio of net expenses to average net assets	1.90%	1.90%	1.90%	1.90%	1.87%
Ratio of gross expenses to average net assets prior to expense reductions	2.40%	2.35%	2.35%	2.42%	2.32%
Ratio of net investment income (loss) to average net assets	(0.11%)	0.15%	(0.10%)	0.31%	0.91%

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Select Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS I
	Year Ended October 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$14.62	$15.80	$15.63	$12.94	$13.96
Income from investment operations:
Net investment income (loss)(a)	0.10	0.16	0.14	0.18	0.24
Net realized and unrealized gain (loss)	0.76	1.01	0.59	2.64	(0.14)
Total from investment operations	0.86	1.17	0.73	2.82	0.10
Distributions:
Dividends from net investment income	(0.12)	(0.15)	(0.09)	(0.13)	(0.21)
Dividends from net realized gains	—	(2.20)	(0.47)	—	(0.91)
Total distributions**	(0.12)	(2.35)	(0.56)	(0.13)	(1.12)
Net asset value, end of year	$15.36	$14.62	$15.80	$15.63	$12.94
Ratios and supplemental data:
Total return(b)	5.92%	10.43%	4.78%	21.92%	0.98%
Net assets, end of year (000)	$36,075	$28,389	$21,892	$25,669	$16,672
Ratio of net expenses to average net assets	0.90%	0.90%	0.90%	0.90%	0.87%
Ratio of gross expenses to average net assets prior to expense reductions	1.39%	1.36%	1.36%	1.42%	1.32%
Ratio of net investment income (loss) to average net assets	0.69%	1.13%	0.90%	1.28%	1.91%

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

www.calamos.com

Calamos International Growth Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS A
	Year Ended October 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$17.97	$18.10	$21.55	$16.65	$17.27
Income from investment operations:
Net investment income (loss)(a)	(0.04)	0.09	0.15	0.07	0.05
Net realized and unrealized gain (loss)	5.03	1.80	(2.78)	4.83	(0.65)
Total from investment operations	4.99	1.89	(2.63)	4.90	(0.60)
Distributions:
Dividends from net investment income	—	—	—	—	—
Dividends from net realized gains	—	(2.02)	(0.82)	—	(0.02)
Return of capital	—	—	—	—	(0.00)*
Total distributions**	—	(2.02)	(0.82)	—	(0.02)
Net asset value, end of year	$22.96	$17.97	$18.10	$21.55	$16.65
Ratios and supplemental data:
Total return(b)	27.82%	13.07%	(12.70%)	29.43%	(3.46%)
Net assets, end of year (000)	$60,527	$53,950	$59,566	$72,491	$111,036
Ratio of net expenses to average net assets	1.10%	1.10%	1.33%	1.40%	1.38%
Ratio of gross expenses to average net assets prior to expense reductions	1.52%	1.48%	1.51%	1.46%	1.39%
Ratio of net investment income (loss) to average net assets	(0.20%)	0.51%	0.71%	0.41%	0.32%
	Year Ended October 31,
	2020	2019	2018	2017	2016
Portfolio turnover rate	85.2%	80.7%	111.8%	100.4%	69.0%

*  Amounts are less than $0.005.

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos International Growth Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS C
	Year Ended October 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$15.91	$16.38	$19.72	$15.35	$16.04
Income from investment operations:
Net investment income (loss)(a)	(0.16)	(0.05)	(0.03)	(0.05)	(0.07)
Net realized and unrealized gain (loss)	4.42	1.60	(2.49)	4.42	(0.60)
Total from investment operations	4.26	1.55	(2.52)	4.37	(0.67)
Distributions:
Dividends from net investment income	—	—	—	—	—
Dividends from net realized gains	—	(2.02)	(0.82)	—	(0.02)
Return of capital	—	—	—	—	(0.00)*
Total distributions**	—	(2.02)	(0.82)	—	(0.02)
Net asset value, end of year	$20.17	$15.91	$16.38	$19.72	$15.35
Ratios and supplemental data:
Total return(b)	26.84%	12.21%	(13.35%)	28.47%	(4.16%)
Net assets, end of year (000)	$6,344	$9,022	$20,449	$27,840	$35,537
Ratio of net expenses to average net assets	1.85%	1.85%	2.06%	2.15%	2.13%
Ratio of gross expenses to average net assets prior to expense reductions	2.27%	2.26%	2.26%	2.21%	2.14%
Ratio of net investment income (loss) to average net assets	(0.95%)	(0.35%)	(0.17%)	(0.33%)	(0.46%)

*  Amounts are less than $0.005.

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

www.calamos.com

Calamos International Growth Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS I
	Year Ended October 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$18.53	$18.55	$22.01	$16.96	$17.54
Income from investment operations:
Net investment income (loss)(a)	0.01	0.13	0.18	0.12	0.09
Net realized and unrealized gain (loss)	5.19	1.87	(2.82)	4.93	(0.65)
Total from investment operations	5.20	2.00	(2.64)	5.05	(0.56)
Distributions:
Dividends from net investment income	—	—	—	—	—
Dividends from net realized gains	—	(2.02)	(0.82)	—	(0.02)
Return of capital	—	—	—	—	(0.00)*
Total distributions**	—	(2.02)	(0.82)	—	(0.02)
Net asset value, end of year	$23.73	$18.53	$18.55	$22.01	$16.96
Ratios and supplemental data:
Total return(b)	28.06%	13.32%	(12.48%)	29.78%	(3.18%)
Net assets, end of year (000)	$156,321	$134,562	$153,312	$175,070	$213,166
Ratio of net expenses to average net assets	0.85%	0.85%	1.06%	1.15%	1.13%
Ratio of gross expenses to average net assets prior to expense reductions	1.28%	1.23%	1.26%	1.21%	1.14%
Ratio of net investment income (loss) to average net assets	0.05%	0.75%	0.85%	0.66%	0.53%

*  Amounts are less than $0.005.

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos International Growth Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS R6
	Year Ended October 31,		September 17, 2018• through October 31,
	2020	2019	2018
Net asset value, beginning of year	$18.67	$18.66	$20.89
Income from investment operations:
Net investment income (loss)(a)	0.05	0.20	0.01
Net realized and unrealized gain (loss)	5.21	1.83	(2.24)
Total from investment operations	5.26	2.03	(2.23)
Distributions:
Dividends from net investment income	—	—	—
Dividends from net realized gains	—	(2.02)	—
Total distributions**	—	(2.02)	—
Net asset value, end of year	$23.93	$18.67	$18.66
Ratios and supplemental data:
Total return(b)	28.23%	13.41%	(10.67%)
Net assets, end of year (000)	$1,012	$7,463	$22
Ratio of net expenses to average net assets	0.76%	0.77%	0.76	%(c)
Ratio of gross expenses to average net assets prior to expense reductions	1.17%	1.15%	1.21	%(c)
Ratio of net investment income (loss) to average net assets	0.24%	1.13%	0.34	%(c)

•  Commencement of operations.

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

www.calamos.com

Calamos Evolving World Growth Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS A
	Year Ended October 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$14.12	$12.54	$14.83	$12.11	$12.11
Income from investment operations:
Net investment income (loss)(a)	(0.07)	0.09	(0.01)	0.05	0.03
Net realized and unrealized gain (loss)	5.66	1.49	(2.28)	2.67	(0.02)
Total from investment operations	5.59	1.58	(2.29)	2.72	0.01
Distributions:
Dividends from net investment income	(0.11)	—	(0.00)*	—	(0.01)
Dividends from net realized gains	—	—	—	—	—
Return of capital	—	—	(0.00)*	—	(0.00)*
Total distributions**	(0.11)	—	(0.00)*	—	(0.01)
Net asset value, end of year	$19.60	$14.12	$12.54	$14.83	$12.11
Ratios and supplemental data:
Total return(b)	39.81%	12.60%	(15.43%)	22.46%	0.08%
Net assets, end of year (000)	$31,015	$28,168	$34,678	$68,142	$102,545
Ratio of net expenses to average net assets	1.56%	1.64%	1.63%	1.67%	1.64%
Ratio of gross expenses to average net assets prior to expense reductions	1.64%	1.64%	1.63%	1.67%	1.64%
Ratio of net investment income (loss) to average net assets	(0.47%)	0.63%	(0.08%)	0.40%	0.23%
	Year Ended October 31,
	2020	2019	2018	2017	2016
Portfolio turnover rate	125.4%	77.9%	97.3%	104.8%	87.4%

*  Amounts are less than $0.005.

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Evolving World Growth Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS C
	Year Ended October 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$13.16	$11.78	$14.03	$11.55	$11.62
Income from investment operations:
Net investment income (loss)(a)	(0.18)	(0.01)	(0.12)	(0.03)	(0.06)
Net realized and unrealized gain (loss)	5.28	1.39	(2.13)	2.51	(0.01)
Total from investment operations	5.10	1.38	(2.25)	2.48	(0.07)
Distributions:
Dividends from net investment income	—	—	—	—	—
Dividends from net realized gains	—	—	—	—	—
Return of capital	—	—	—	—	(0.00)*
Total distributions**	—	—	—	—	—
Net asset value, end of year	$18.26	$13.16	$11.78	$14.03	$11.55
Ratios and supplemental data:
Total return(b)	38.75%	11.71%	(16.04%)	21.47%	(0.60%)
Net assets, end of year (000)	$13,183	$13,478	$17,739	$24,846	$31,231
Ratio of net expenses to average net assets	2.32%	2.39%	2.38%	2.41%	2.39%
Ratio of gross expenses to average net assets prior to expense reductions	2.39%	2.39%	2.38%	2.41%	2.39%
Ratio of net investment income (loss) to average net assets	(1.23%)	(0.11%)	(0.85%)	(0.29%)	(0.54%)

*  Amounts are less than $0.005.

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

www.calamos.com

Calamos Evolving World Growth Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS I
	Year Ended October 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$14.26	$12.63	$14.96	$12.19	$12.19
Income from investment operations:
Net investment income (loss)(a)	(0.03)	0.12	0.02	0.09	0.06
Net realized and unrealized gain (loss)	5.71	1.51	(2.29)	2.68	(0.01)
Total from investment operations	5.68	1.63	(2.27)	2.77	0.05
Distributions:
Dividends from net investment income	(0.16)	—	(0.06)	—	(0.05)
Dividends from net realized gains	—	—	—	—	—
Return of capital	—	—	(0.00)*	—	(0.00)*
Total distributions**	(0.16)	—	(0.06)	—	(0.05)
Net asset value, end of year	$19.78	$14.26	$12.63	$14.96	$12.19
Ratios and supplemental data:
Total return(b)	40.16%	12.91%	(15.21%)	22.72%	0.38%
Net assets, end of year (000)	$193,243	$120,318	$152,114	$225,339	$255,965
Ratio of net expenses to average net assets	1.30%	1.39%	1.38%	1.41%	1.39%
Ratio of gross expenses to average net assets prior to expense reductions	1.39%	1.39%	1.38%	1.41%	1.39%
Ratio of net investment income (loss) to average net assets	(0.22%)	0.91%	0.14%	0.72%	0.50%

*  Amounts are less than $0.005.

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Global Equity Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS A
	Year Ended October 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$11.64	$13.61	$15.63	$12.74	$13.19
Income from investment operations:
Net investment income (loss)(a)	(0.07)	(0.01)	0.00 *	(0.00)*	0.01
Net realized and unrealized gain (loss)	3.37	0.79	(0.63)	3.45	(0.21)
Total from investment operations	3.30	0.78	(0.63)	3.45	(0.20)
Distributions:
Dividends from net investment income	—	—	—	—	—
Dividends from net realized gains	(0.89)	(2.75)	(1.39)	(0.56)	(0.25)
Total distributions**	(0.89)	(2.75)	(1.39)	(0.56)	(0.25)
Net asset value, end of year	$14.05	$11.64	$13.61	$15.63	$12.74
Ratios and supplemental data:
Total return(b)	30.07%	10.28%	(4.59%)	28.42%	(1.47%)
Net assets, end of year (000)	$21,814	$20,236	$27,489	$26,957	$29,314
Ratio of net expenses to average net assets	1.40%	1.40%	1.40%	1.40%	1.38%
Ratio of gross expenses to average net assets prior to expense reductions	1.65%	1.51%	1.56%	1.53%	1.50%
Ratio of net investment income (loss) to average net assets	(0.59%)	(0.08%)	0.03%	(0.02%)	0.06%
	Year Ended October 31,
	2020	2019	2018	2017	2016
Portfolio turnover rate	71.3%	72.4%	81.3%	102.0%	64.6%

*  Amounts are less than $0.005.

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

www.calamos.com

Calamos Global Equity Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS C
	Year Ended October 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$10.15	$12.34	$14.40	$11.86	$12.39
Income from investment operations:
Net investment income (loss)(a)	(0.14)	(0.09)	(0.10)	(0.09)	(0.08)
Net realized and unrealized gain (loss)	2.91	0.65	(0.57)	3.19	(0.20)
Total from investment operations	2.77	0.56	(0.67)	3.10	(0.28)
Distributions:
Dividends from net investment income	—	—	—	—	—
Dividends from net realized gains	(0.89)	(2.75)	(1.39)	(0.56)	(0.25)
Total distributions**	(0.89)	(2.75)	(1.39)	(0.56)	(0.25)
Net asset value, end of year	$12.03	$10.15	$12.34	$14.40	$11.86
Ratios and supplemental data:
Total return(b)	29.19%	9.36%	(5.31%)	27.53%	(2.23%)
Net assets, end of year (000)	$4,635	$8,011	$10,887	$13,769	$16,375
Ratio of net expenses to average net assets	2.15%	2.15%	2.15%	2.15%	2.13%
Ratio of gross expenses to average net assets prior to expense reductions	2.40%	2.26%	2.32%	2.27%	2.25%
Ratio of net investment income (loss) to average net assets	(1.31%)	(0.86%)	(0.76%)	(0.76%)	(0.68%)

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Global Equity Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS I
	Year Ended October 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$12.02	$13.93	$15.95	$12.95	$13.38
Income from investment operations:
Net investment income (loss)(a)	(0.04)	0.02	0.03	0.03	0.04
Net realized and unrealized gain (loss)	3.50	0.82	(0.64)	3.53	(0.22)
Total from investment operations	3.46	0.84	(0.61)	3.56	(0.18)
Distributions:
Dividends from net investment income	—	—	(0.02)	—	—
Dividends from net realized gains	(0.89)	(2.75)	(1.39)	(0.56)	(0.25)
Total distributions**	(0.89)	(2.75)	(1.41)	(0.56)	(0.25)
Net asset value, end of year	$14.59	$12.02	$13.93	$15.95	$12.95
Ratios and supplemental data:
Total return(b)	30.46%	10.52%	(4.38%)	28.82%	(1.30%)
Net assets, end of year (000)	$65,062	$52,619	$58,078	$86,429	$87,605
Ratio of net expenses to average net assets	1.15%	1.15%	1.15%	1.15%	1.13%
Ratio of gross expenses to average net assets prior to expense reductions	1.40%	1.26%	1.31%	1.28%	1.25%
Ratio of net investment income (loss) to average net assets	(0.34%)	0.14%	0.18%	0.23%	0.33%

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

www.calamos.com

Calamos Global Equity Fund Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS R6
	June 23, 2020• through October 31, 2020
Net asset value, beginning of period	$13.19
Income from investment operations:
Net investment income (loss)(a)	(0.02)
Net realized and unrealized gain (loss)	1.42
Total from investment operations	1.40
Distributions:
Dividends from net investment income	—
Net asset value, end of period	$14.59
Ratios and supplemental data:
Total return(b)	10.61%
Net assets, end of year (000)	$120
Ratio of net expenses to average net assets	1.09	%(c)
Ratio of gross expenses to average net assets prior to expense reductions	1.36	%(c)
Ratio of net investment income (loss) to average net assets	(0.45	%)(c)

•  Commencement of operations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Global Growth and Income Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS A
	Year Ended October 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$8.51	$8.99	$9.85	$8.47	$8.63
Income from investment operations:
Net investment income (loss)(a)	0.07	0.10	0.09	0.10	0.09
Net realized and unrealized gain (loss)	1.55	0.37	(0.35)	1.35	(0.14)
Total from investment operations	1.62	0.47	(0.26)	1.45	(0.05)
Distributions:
Dividends from net investment income	(0.02)	(0.07)	(0.03)	(0.01)	—
Dividends from net realized gains	(0.09)	(0.88)	(0.57)	(0.06)	(0.11)
Total distributions**	(0.11)	(0.95)	(0.60)	(0.07)	(0.11)
Net asset value, end of year	$10.02	$8.51	$8.99	$9.85	$8.47
Ratios and supplemental data:
Total return(b)	19.09%	6.67%	(2.91%)	17.16%	(0.59%)
Net assets, end of year (000)	$88,618	$83,069	$63,069	$78,196	$84,648
Ratio of net expenses to average net assets	1.53%	1.49%	1.50%	1.54%	1.46%
Ratio of gross expenses to average net assets prior to expense reductions	1.53%	1.49%	1.50%	1.54%	1.46%
Ratio of net investment income (loss) to average net assets	0.78%	1.20%	0.93%	1.16%	1.09%
	Year Ended October 31,
	2020	2019	2018	2017	2016
Portfolio turnover rate	118.7%	68.8%	75.0%	100.2%	58.0%

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

www.calamos.com

Calamos Global Growth and Income Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS C
	Year Ended October 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$7.45	$7.98	$8.84	$7.65	$7.87
Income from investment operations:
Net investment income (loss)(a)	0.00	0.04	0.02	0.04	0.03
Net realized and unrealized gain (loss)	1.35	0.31	(0.31)	1.21	(0.14)
Total from investment operations	1.35	0.35	(0.29)	1.25	(0.11)
Distributions:
Dividends from net investment income	—	—	—	—	—
Dividends from net realized gains	(0.09)	(0.88)	(0.57)	(0.06)	(0.11)
Total distributions**	(0.09)	(0.88)	(0.57)	(0.06)	(0.11)
Net asset value, end of year	$8.71	$7.45	$7.98	$8.84	$7.65
Ratios and supplemental data:
Total return(b)	18.22%	5.87%	(3.61%)	16.41%	(1.42%)
Net assets, end of year (000)	$8,946	$14,742	$54,425	$70,210	$90,640
Ratio of net expenses to average net assets	2.28%	2.28%	2.25%	2.29%	2.21%
Ratio of gross expenses to average net assets prior to expense reductions	2.28%	2.28%	2.25%	2.29%	2.21%
Ratio of net investment income (loss) to average net assets	0.01%	0.50%	0.18%	0.44%	0.34%
	CLASS I
	Year Ended October 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$8.79	$9.25	$10.11	$8.70	$8.84
Income from investment operations:
Net investment income (loss)(a)	0.09	0.13	0.12	0.13	0.11
Net realized and unrealized gain (loss)	1.60	0.38	(0.36)	1.38	(0.14)
Total from investment operations	1.69	0.51	(0.24)	1.51	(0.03)
Distributions:
Dividends from net investment income	(0.03)	(0.09)	(0.05)	(0.04)	—
Dividends from net realized gains	(0.09)	(0.88)	(0.57)	(0.06)	(0.11)
Total distributions**	(0.12)	(0.97)	(0.62)	(0.10)	(0.11)
Net asset value, end of year	$10.36	$8.79	$9.25	$10.11	$8.70
Ratios and supplemental data:
Total return(b)	19.33%	6.95%	(2.65%)	17.51%	(0.35%)
Net assets, end of year (000)	$65,909	$53,594	$72,843	$73,361	$124,175
Ratio of net expenses to average net assets	1.28%	1.25%	1.25%	1.29%	1.21%
Ratio of gross expenses to average net assets prior to expense reductions	1.28%	1.25%	1.25%	1.29%	1.21%
Ratio of net investment income (loss) to average net assets	1.01%	1.47%	1.18%	1.43%	1.34%

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Total Return Bond Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS A
	Year Ended October 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$10.53	$9.81	$10.39	$10.54	$10.51
Income from investment operations:
Net investment income (loss)(a)	0.21	0.27	0.25	0.22	0.24
Net realized and unrealized gain (loss)	0.33	0.72	(0.49)	(0.13)	0.20
Total from investment operations	0.54	0.99	(0.24)	0.09	0.44
Distributions:
Dividends from net investment income	(0.22)	(0.27)	(0.26)	(0.23)	(0.28)
Dividends from net realized gains	—	—	(0.05)	(0.01)	(0.13)
Return of capital	—	—	(0.03)	—	—
Total distributions**	(0.22)	(0.27)	(0.34)	(0.24)	(0.41)
Net asset value, end of year	$10.85	$10.53	$9.81	$10.39	$10.54
Ratios and supplemental data:
Total return(b)	5.18%	10.24%	(2.30%)	0.92%	4.35%
Net assets, end of year (000)	$24,376	$22,565	$17,109	$21,707	$57,339
Ratio of net expenses to average net assets	0.90%	0.90%	0.90%	0.90%	0.88%
Ratio of gross expenses to average net assets prior to expense reductions	1.03%	1.09%	1.05%	1.14%	1.07%
Ratio of net investment income (loss) to average net assets	2.00%	2.67%	2.44%	2.14%	2.25%
	Year Ended October 31,
	2020	2019	2018	2017	2016
Portfolio turnover rate	61.2%	63.8%	64.3%	79.1%	54.0%

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

www.calamos.com

Calamos Total Return Bond Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS C
	Year Ended October 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$10.53	$9.81	$10.39	$10.54	$10.51
Income from investment operations:
Net investment income (loss)(a)	0.14	0.20	0.17	0.14	0.16
Net realized and unrealized gain (loss)	0.32	0.72	(0.48)	(0.12)	0.20
Total from investment operations	0.46	0.92	(0.31)	0.02	0.36
Distributions:
Dividends from net investment income	(0.14)	(0.20)	(0.20)	(0.16)	(0.20)
Dividends from net realized gains	—	—	(0.05)	(0.01)	(0.13)
Return of capital	—	—	(0.02)	—	—
Total distributions**	(0.14)	(0.20)	(0.27)	(0.17)	(0.33)
Net asset value, end of year	$10.85	$10.53	$9.81	$10.39	$10.54
Ratios and supplemental data:
Total return(b)	4.40%	9.42%	(3.03%)	0.17%	3.57%
Net assets, end of year (000)	$1,777	$2,929	$6,413	$9,334	$16,340
Ratio of net expenses to average net assets	1.65%	1.65%	1.65%	1.65%	1.63%
Ratio of gross expenses to average net assets prior to expense reductions	1.77%	1.84%	1.80%	1.89%	1.82%
Ratio of net investment income (loss) to average net assets	1.28%	1.98%	1.69%	1.38%	1.51%

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Total Return Bond Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS I
	Year Ended October 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$10.54	$9.81	$10.39	$10.54	$10.51
Income from investment operations:
Net investment income (loss)(a)	0.24	0.30	0.27	0.24	0.26
Net realized and unrealized gain (loss)	0.32	0.73	(0.48)	(0.12)	0.21
Total from investment operations	0.56	1.03	(0.21)	0.12	0.47
Distributions:
Dividends from net investment income	(0.25)	(0.30)	(0.29)	(0.26)	(0.31)
Dividends from net realized gains	—	—	(0.05)	(0.01)	(0.13)
Return of capital	—	—	(0.03)	—	—
Total distributions**	(0.25)	(0.30)	(0.37)	(0.27)	(0.44)
Net asset value, end of year	$10.85	$10.54	$9.81	$10.39	$10.54
Ratios and supplemental data:
Total return(b)	5.34%	10.62%	(2.06%)	1.18%	4.60%
Net assets, end of year (000)	$60,602	$35,570	$32,888	$40,290	$22,067
Ratio of net expenses to average net assets	0.65%	0.65%	0.65%	0.65%	0.63%
Ratio of gross expenses to average net assets prior to expense reductions	0.77%	0.84%	0.80%	0.90%	0.82%
Ratio of net investment income (loss) to average net assets	2.21%	2.92%	2.69%	2.32%	2.49%

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

www.calamos.com

Calamos High Income Opportunities Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS A
	Year Ended October 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$8.34	$8.37	$8.87	$8.62	$8.63
Income from investment operations:
Net investment income (loss)(a)	0.43	0.48	0.47	0.40	0.40
Net realized and unrealized gain (loss)	(0.35)	(0.01)	(0.45)	0.26	0.03
Total from investment operations	0.08	0.47	0.02	0.66	0.43
Distributions:
Dividends from net investment income	(0.46)	(0.50)	(0.52)	(0.41)	(0.44)
Dividends from net realized gains	—	—	—	—	—
Total distributions**	(0.46)	(0.50)	(0.52)	(0.41)	(0.44)
Net asset value, end of year	$7.96	$8.34	$8.37	$8.87	$8.62
Ratios and supplemental data:
Total return(b)	1.13%	5.85%	0.25%	7.82%	5.26%
Net assets, end of year (000)	$30,580	$35,124	$32,282	$36,351	$41,046
Ratio of net expenses to average net assets	1.00%	1.00%	1.00%	1.29%	1.33%
Ratio of gross expenses to average net assets prior to expense reductions	1.37%	1.23%	1.46%	1.43%	1.33%
Ratio of net investment income (loss) to average net assets	5.34%	5.71%	5.41%	4.57%	4.81%
	Year Ended October 31,
	2020	2019	2018	2017	2016
Portfolio turnover rate	51.8%	45.6%	55.5%	93.1%	44.4%

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos High Income Opportunities Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS C
	Year Ended October 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$8.82	$8.82	$9.31	$9.03	$9.03
Income from investment operations:
Net investment income (loss)(a)	0.40	0.45	0.42	0.35	0.36
Net realized and unrealized gain (loss)	(0.38)	(0.02)	(0.46)	0.27	0.01
Total from investment operations	0.02	0.43	(0.04)	0.62	0.37
Distributions:
Dividends from net investment income	(0.39)	(0.43)	(0.45)	(0.34)	(0.37)
Dividends from net realized gains	—	—	—	—	—
Total distributions**	(0.39)	(0.43)	(0.45)	(0.34)	(0.37)
Net asset value, end of year	$8.45	$8.82	$8.82	$9.31	$9.03
Ratios and supplemental data:
Total return(b)	0.38%	5.04%	(0.42%)	6.97%	4.35%
Net assets, end of year (000)	$981	$1,887	$9,772	$13,286	$17,479
Ratio of net expenses to average net assets	1.75%	1.75%	1.75%	2.05%	2.08%
Ratio of gross expenses to average net assets prior to expense reductions	2.11%	2.08%	2.22%	2.18%	2.08%
Ratio of net investment income (loss) to average net assets	4.67%	5.16%	4.66%	3.80%	4.07%

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

www.calamos.com

Calamos High Income Opportunities Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS I
	Year Ended October 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$8.34	$8.37	$8.86	$8.61	$8.63
Income from investment operations:
Net investment income (loss)(a)	0.44	0.50	0.49	0.43	0.42
Net realized and unrealized gain (loss)	(0.34)	(0.01)	(0.44)	0.25	0.02
Total from investment operations	0.10	0.49	0.05	0.68	0.44
Distributions:
Dividends from net investment income	(0.48)	(0.52)	(0.54)	(0.43)	(0.46)
Dividends from net realized gains	—	—	—	—	—
Total distributions**	(0.48)	(0.52)	(0.54)	(0.43)	(0.46)
Net asset value, end of year	$7.96	$8.34	$8.37	$8.86	$8.61
Ratios and supplemental data:
Total return(b)	1.38%	6.11%	0.62%	8.09%	5.41%
Net assets, end of year (000)	$6,716	$7,003	$7,706	$10,026	$15,183
Ratio of net expenses to average net assets	0.75%	0.75%	0.75%	1.02%	1.08%
Ratio of gross expenses to average net assets prior to expense reductions	1.12%	0.99%	1.21%	1.18%	1.08%
Ratio of net investment income (loss) to average net assets	5.56%	5.97%	5.65%	4.84%	5.07%

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Short-Term Bond Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS A
	Year Ended October 31,		September 19, 2018• through October 31,
	2020	2019	2018
Net asset value, beginning of year	$10.20	$9.98	$10.00
Income from investment operations:
Net investment income (loss)(a)	0.21	0.25	0.03
Net realized and unrealized gain (loss)	0.12	0.23	(0.02)
Total from investment operations	0.33	0.48	0.01
Distributions:
Dividends from net investment income	(0.25)	(0.26)	(0.03)
Dividends from net realized gains	(0.05)	(0.00)*	—
Total distributions**	(0.30)	(0.26)	(0.03)
Net asset value, end of year	$10.23	$10.20	$9.98
Ratios and supplemental data:
Total return(b)	3.24%	4.84%	0.12%
Net assets, end of year (000)	$3,225	$601	$25
Ratio of net expenses to average net assets	0.65%	0.65%	0.66	%(c)
Ratio of gross expenses to average net assets prior to expense reductions	0.68%	0.74%	48.01	%(c)
Ratio of net investment income (loss) to average net assets	2.12%	2.47%	2.55	%(c)
	Year Ended October 31,		September 19, 2018• through October 31,
	2020	2019	2018
Portfolio turnover rate	41.4%	132.0%	3.3%

•  Commencement of operations.

*  Amounts are less than $0.005.

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

www.calamos.com

Calamos Short-Term Bond Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS I
	Year Ended October 31,		September 19, 2018• through October 31,
	2020	2019	2018
Net asset value, beginning of year	$10.20	$9.98	$10.00
Income from investment operations:
Net investment income (loss)(a)	0.25	0.28	0.04
Net realized and unrealized gain (loss)	0.10	0.22	(0.02)
Total from investment operations	0.35	0.50	0.02
Distributions:
Dividends from net investment income	(0.27)	(0.28)	(0.04)
Dividends from net realized gains	(0.05)	(0.00)*	—
Total distributions**	(0.32)	(0.28)	(0.04)
Net asset value, end of year	$10.23	$10.20	$9.98
Ratios and supplemental data:
Total return(b)	3.49%	5.09%	0.16%
Net assets, end of year (000)	$176,439	$217,552	$15,118
Ratio of net expenses to average net assets	0.40%	0.40%	0.42	%(c)
Ratio of gross expenses to average net assets prior to expense reductions	0.42%	0.47%	2.13	%(c)
Ratio of net investment income (loss) to average net assets	2.44%	2.73%	3.22	%(c)

•  Commencement of operations.

*  Amounts are less than $0.005.

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of Calamos Investment Trust

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Calamos Investment Trust comprising the Calamos Growth Fund, Calamos Select Fund (formerly, Calamos Opportunistic Value Fund), Calamos Dividend Growth Fund, Calamos International Growth Fund, Calamos Evolving World Growth Fund, Calamos Global Equity Fund, Calamos Growth and Income Fund, Calamos Global Growth and Income Fund, Calamos Convertible Fund, Calamos Global Convertible Fund, Calamos Total Return Bond Fund, Calamos High Income Opportunities Fund, Calamos Market Neutral Income Fund, Calamos Hedged Equity Fund, Calamos Phineus Long/Short Fund, Calamos Short-Term Bond Fund, Calamos Timpani Small Cap Growth Fund (formerly, Frontier Timpani Small Cap Growth Fund), and Calamos Timpani SMID Growth Fund (the "Funds"), including the schedules of investments, as of October 31, 2020; the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the periods listed in the table below, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the funds listed above constituting Calamos Investment Trust as of October 31, 2020, and the results of their operations, the changes in their net assets, and the financial highlights for each of the periods listed in the table below in conformity with accounting principles generally accepted in the United States of America.

Individual Fund Comprising the Calamos Investment Trust	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights

Calamos Growth Fund, Calamos Select Fund (formerly Calamos Opportunistic Value Fund), Calamos Dividend Growth Fund, Calamos International Growth Fund, Calamos Evolving World Growth Fund, Calamos Global Equity Fund, Calamos Growth and Income Fund, Calamos Global Growth and Income Fund, Calamos Convertible Fund, Calamos Global Convertible Fund, Calamos Total Return Bond Fund, Calamos High Income Opportunities Fund, Calamos Market Neutral Income Fund, Calamos Hedged Equity Fund

	For the year ended October 31, 2020	For the years ended October 31, 2020 and 2019.	For the years ended October 31, 2020, October 31, 2019, October 31, 2018, October 31, 2017 and, October 31, 2016
Calamos Phineus Long/Short Fund	For the year ended October 31, 2020	For the years ended October 31, 2020 and 2019	For the years ended October 31, 2020, 2019, 2018, 2017, and the period from April 5, 2016 (commencement of operations) through October 31, 2016
Calamos Short-Term Bond Fund	For the year ended October 31, 2020	For the years ended October 31, 2020 and 2019	For the year ended October 31, 2020, 2019, and for the period from September 19, 2018 (commencement of operations) through October 31, 2018
Calamos Timpani Small Cap Growth Fund (formerly, Frontier Timpani Small Cap Growth Fund for the period July 1, 2018 through May 31, 2019)	For the year ended October 31, 2020	For the year ended October 31, 2020, the period from May 31, 2019 (commencement of operations) through October 31, 2019 and July 1, 2018 through May 31, 2019	For the year ended October 31, 2020, the period from May 31, 2019 (commencement of operations) through October 31, 2019 and July 1, 2018 through May 31, 2019
Calamos Timpani SMID Growth Fund	For the year ended October 31, 2020	For the year ended October 31, 2020 and the period from July 31, 2019 (commencement of operations) through October 31, 2019	For the year ended October 31, 2020 and the period from July 31, 2019 (commencement of operations) through October 31, 2019

www.calamos.com

Report of Independent Registered Public Accounting Firm

The financial highlights for the year ended June 30, 2018, 2017, and 2016 of Frontier Timpani Small Cap Growth Fund were audited by other auditors whose report dated August 27, 2018, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Chicago, Illinois

December 18, 2020

We have served as the auditor of one or more Calamos Advisors LLC investment companies since 2003.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Trustee Approval of Management Agreement (Unaudited)

The Board of Trustees ("Board" or the "Trustees") of the Trust oversees the management of each of the Funds, and, as required by law, determines annually whether to continue the Trust's management agreement with Calamos Advisors LLC ("Adviser") pursuant to which the Adviser serves as the investment manager and administrator for each of the Funds. The "Independent Trustees," who comprise more than 80% of the Board, have never been affiliated with the Adviser.

In connection with their most recent consideration regarding the continuation of the management agreement, the Trustees received and reviewed a substantial amount of information provided by the Adviser in response to detailed requests of the Independent Trustees and their independent legal counsel. In the course of their consideration of the agreement, the Independent Trustees were advised by their counsel, and in addition to meeting with management of the Adviser, they met separately in executive session with their counsel.

At a meeting held on June 30, 20201, based on their evaluation of the information referred to above and other information provided in this and previous meetings, the Trustees determined that the overall arrangements between the Trust and the Adviser on behalf of the Funds were fair in light of the nature, quality and extent of the services provided by the Adviser and its affiliates, the fees charged for those services and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees, including all of the Independent Trustees, approved the continuation of the management agreement with respect to all of the Funds through July 31, 2021, subject to possible earlier termination as provided in the agreement.

In connection with its consideration of the management agreement, the Board considered, among other things: (i) the nature, quality and extent of the Adviser's services, (ii) the investment performance of each Fund as well as performance information for comparable funds and other, comparable clients of the Adviser, (iii) the fees and other expenses paid by each Fund as well as expense information for comparable funds and for other, comparable clients of the Adviser, (iv) the profitability of the Adviser and its affiliates from their relationship with each Fund, (v) whether economies of scale may be realized as each Fund grows and whether potential economies may be shared, in some measure, with Fund investors and (vi) other benefits to the Adviser from its relationship with the Funds. In the Board's deliberations, no single factor was responsible for the Board's decision to approve continuation of the management agreement, and each Trustee may have afforded different weight to the various factors.

Nature, Quality and Extent of Services. The Board's consideration of the nature, quality and extent of the Adviser's services to the Funds took into account the knowledge gained from the Board's meetings with the Adviser throughout the years. In addition, the Board considered: the Adviser's long-term history of managing the Funds; the consistency of investment approach; the background and experience of the Adviser's investment personnel responsible for managing the Funds; and the Adviser's performance as administrator of the Funds, including, among other things, in the areas of brokerage selection, trade execution, compliance and shareholder communications. The Board also reviewed the Adviser's resources and key personnel involved in providing investment management services to the Funds. The Board noted the personal investments that the Adviser's key investment personnel have made in the Funds, which further aligns the interests of the Adviser and its personnel with those of the Funds' shareholders. In addition, the Board considered compliance reports about the Adviser from the Funds' Chief Compliance Officer.

The Board also considered the information provided by the Adviser regarding the Funds' performance and the steps the Adviser is taking to improve performance. In particular, the Board noted the additional personnel added to the investment teams, which includes portfolio managers, research analysts, research associates and risk management personnel. The Board also noted the Adviser's significant investment into its infrastructure and investment processes.

Investment Performance of the Funds. The Board considered each Fund's investment performance over various time periods, including how the Fund performed compared to the median performance of a group of comparable funds (the Fund's "Category") selected by an independent third-party service provider. In certain instances noted below, the Category represents a custom group of comparable funds, also selected by an independent third-party service provider. The performance periods considered by the Board ended on March 31, 2020, except where otherwise noted. Where available, the Board considered one-, three-, five- and ten-year performance. To the extent the Board considered data for periods other than those ending on March 31, 2020 or considered

1  The meeting was held via videoconference in reliance on an exemptive order issued by the Securities and Exchange Commission on June 19, 2020.

www.calamos.com

Trustee Approval of Management Agreement (Unaudited)

comparative data in addition to that of the Category, such as comparative data for an alternate group of comparable funds (a "category"), the data was still produced by the independent third-party service provider.

Further detail considered by the Board regarding the investment performance of each Fund is set forth below:

Calamos Market Neutral Income Fund. The Board considered that the Fund outperformed its Category median for all periods.

Calamos Hedged Equity Fund. The Board considered that the Fund outperformed its Category median for all periods.

Calamos Phineus Long/Short Fund. The Board considered that the Fund outperformed its Category median for the five- and ten-year periods, though it underperformed for the more recent periods. The Board noted, however, that for the first quarter of 2020, the Fund ranked in the 40th percentile of its Category, and that according to the Adviser, the Fund's hedged positioning and "risk on" strategy contributed to the Fund's outperformance during the market's "risk-off," volatile reaction to COVID-19 in the first part of the year.

Calamos Convertible Fund. The Board considered that the Fund underperformed its Category median for all periods. It noted, however, the Adviser's assertion that the small sample size in the Category and the independent consultant's method of calculating performance rankings skews the Fund's performance rankings. The Board therefore considered the Fund's performance rankings as calculated by an alternate independent third-party service provider, which the Adviser explained reflect the Fund's performance style more precisely. In reviewing the information provided by the alternate third-party service provider, the Board noted that the Fund outperformed its category median for the one- and three-year periods and that the Fund's performance was equal to the category median for the five-year period, though the Fund underperformed for the ten-year period. The Board also considered the Fund's performance as of June 26, 2020 as calculated by the alternate third-party service provider, noting that the Fund outperformed its category median for the one-, three-, and five-year periods, though it underperformed for the ten-year period.

Calamos Global Convertible Fund. The Board considered that the Fund outperformed its Category median for the one-year period, though it underperformed for the remaining periods. It also noted that the Fund outperformed its benchmark index for all periods. The Board further noted the Adviser's representation that the Fund is the only U.S.-based convertible fund with a global mandate in its Category, and therefore considered the Adviser's assertion that the Global Convertible UCITS fund managed by the Adviser and its performance universe are a better comparative source than the Category. As a result, the Board considered the Fund's similarity to the UCITS fund managed by the Adviser, noting that the UCITS fund, when compared to its peers, ranked in the 1st, 6th and 6th percentiles for the one-, three- and five-year periods, respectively.

Calamos Timpani Small Cap Growth Fund. The Board considered that the Fund outperformed its Category median for the one-, three-, and five-year periods. It also noted that the Adviser has been managing the Fund only since May 31, 2019 and that it would be prudent to allow the Fund's portfolio management team time to develop its performance record with the Fund.

Calamos Timpani SMID Growth Fund. The Board noted that the Fund commenced operations in July 2019 and had less than one year of performance data. The Board noted, therefore, that it would be prudent to allow the Fund's portfolio management team time to develop its performance record with the Fund.

Calamos Growth Fund. The Board considered that the Fund underperformed its custom Category median for all periods. The Board noted, however, the recent changes to the Fund's management team and portfolio positioning, including its appointment of a new lead portfolio manager in February 2017, the adoption of a new primary benchmark index in October 2018, and the appointment of a new portfolio management team and the corresponding implementation of a new investment sleeve approach effective April 1, 2020. The Board considered the Adviser's updates provided at the June 30, 2020 meeting regarding the implementation of the recent changes and their impact on the Fund's recent performance, as well as the Adviser's conviction in the new management team and investment approach. To this end, the Board noted that the recent changes have yielded improving performance, with the Fund ranked in the 43rd and 28th percentiles of its category for the month and quarter-to-date period ended June 26, 2020. The Board further noted that the Fund also has outperformed its benchmark by 72 and 321 basis points in each of these periods ended June 26, 2020. In light of the foregoing, the Board concluded that it would be prudent to allow the revised portfolio management team and approach time to further develop its performance record and noted that it would continue to closely monitor performance.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Trustee Approval of Management Agreement (Unaudited)

Calamos Growth and Income Fund. The Board considered that the Fund outperformed its custom Category median for all periods.

Calamos Dividend Growth Fund. The Board considered that the Fund outperformed its custom Category median for all periods.

Calamos Select Fund. The Board considered that the Fund underperformed its custom Category median for all periods. The Board noted, however, the recent changes to the Fund's management team and the adoption of a new primary benchmark index, which took effect February 28, 2020. To this end, the Board further noted that the recent changes have yielded improving performance, with the Fund ranked in the 15th percentile of its category for the three-month period ended June 26, 2020. In light of the foregoing, the Board concluded that it would be prudent to allow the revised portfolio management team time to further develop its performance record and noted that it would continue to closely monitor performance.

Calamos International Growth Fund. The Board considered that the Fund outperformed its Category median for all periods.

Calamos Evolving World Growth Fund. The Board considered that the Fund outperformed its Category median for all periods.

Calamos Global Equity Fund. The Board considered that the Fund outperformed its Category median for all periods.

Calamos Global Growth and Income Fund. The Board considered that the Fund outperformed its custom Category median for the three-, five- and ten-year periods and that its performance was equal to the custom Category median for the one-year period.

Calamos Total Return Bond Fund. The Board considered that the Fund outperformed its Category median for the one-, three- and five-year periods, though it underperformed for the ten-year period.

Calamos High Income Opportunities Fund. The Board considered that the Fund underperformed its Category median for all periods. The Board also considered that the Adviser had recently made significant changes to the Fund's portfolio management team, including the hiring of a lead portfolio manager in November 2016 and four additional investment professionals in 2017. To this end, the Board noted that the changes to the investment team had yielded favorable performance, evidenced by the Fund's performance in the one- and three-year periods ended February 29, 2020 (prior to the market's volatile reaction to COVID-19). The Board further noted that the Fund ranked in the top quartile of its category (as identified by an alternate third-party service provider) in the one-month and three-month periods ended June 26, 2020. In light of the foregoing, the Board considered that it would be prudent to allow the Fund's investment team time to further develop its long-term performance record.

Calamos Short-Term Bond Fund. The Board considered that the Fund outperformed its Category median for the one-year period. It also noted that the Fund commenced operations in September 2018 and that it would be prudent to allow the portfolio management team time to further develop its performance record with the Fund.

Costs of Services Provided and Profits Realized by the Adviser. Using information provided by an independent third-party service provider, the Board evaluated each Fund's actual management fee rate compared to the median management fee rate for other mutual funds similar in size, character and investment strategy (the Fund's "Expense Group"), and the Fund's total expense ratio compared to the median total expense ratio of the Fund's Expense Group.

The Board also reviewed the Adviser's management fee rates for its institutional separate accounts and noted the Adviser's assertion that the Adviser does not manage sub-advisory accounts. The Board took into account that although, generally, the rates of fees paid by institutional clients were lower than the rates of fees paid by the Funds, the differences reflected the Adviser's greater level of responsibilities and significantly broader scope of services regarding the Funds, the more extensive regulatory obligations and risks associated with managing the Funds, and other financial considerations with respect to creation and sponsorship of the Funds. The Board considered factors that lead to more expenses for registered funds including but not limited to: (i) capital expenditures to establish a fund, (ii) length of time to reach critical mass, and the related expenses, (iii) higher servicing costs of intermediaries and shareholders, (iv) higher redemption rates of assets under management, (v) entrepreneurial risk assumed by the Adviser and (vi) greater exposure to "make whole" errors.

The Board also considered the Adviser's costs in serving as the Funds' investment adviser and manager, including but not limited to costs associated with technology, infrastructure and compliance necessary to manage the Funds. The Board reviewed the Adviser's methodology for allocating costs among the Adviser's lines of business. The Board also considered information regarding the structure of the Adviser's compensation program for portfolio managers, analysts and certain other employees, and the relationship

www.calamos.com

Trustee Approval of Management Agreement (Unaudited)

of such compensation to the attraction and retention of quality personnel. Finally, the Board reviewed information on the profitability of the Adviser in serving as each Fund's investment manager and of the Adviser and its affiliates in all of their relationships with each Fund, as well as an explanation of the methodology utilized in allocating various expenses among the Funds and the Adviser's other business units. Data was provided to the Board with respect to profitability, both on a pre- and post-marketing cost basis. The Board reviewed the financial statements of the Adviser's parent company and discussed its corporate structure.

Further detail considered by the Board regarding the management fee rate and total expense ratio of each Fund is set forth below:

Calamos Market Neutral Income Fund. The Board considered that the Fund's management fee rate and total expense ratio are lower than the respective medians of the Fund's Expense Group.

Calamos Hedged Equity Fund. The Board considered that the Fund's total expense ratio is lower than its Expense Group median and the Fund's management fee rate is higher than its Expense Group median. The Board considered the Fund's management fee rate in light of its performance record.

Calamos Phineus Long/Short Fund. The Board considered that the Fund's management fee rate and total expense ratio are lower than the respective medians of the Fund's Expense Group.

Calamos Convertible Fund. The Board considered that the Fund's management fee rate and total expense ratio are higher than the respective medians of the Fund's Expense Group. The Board reviewed the Fund's expenses in light of its performance record against the category identified by the alternate third-party service provider.

Calamos Global Convertible Fund. The Board considered that the Fund's management fee rate and total expense ratio are higher than the respective medians of the Fund's Expense Group. The Board also considered, however, that the Fund offers a unique mandate and the Adviser's assertion that, as a result, there are no appropriate peer funds against which to meaningfully compare the Fund's fees. The Board reviewed the Fund's expenses in light of its performance record against its benchmark.

Calamos Timpani Small Cap Growth Fund. The Board considered that the Fund's management fee rate is higher than its Expense Group median and that the Fund's total expense ratio is equal to the Expense Group median. The Board considered Fund's expenses in light of its short performance record with the Adviser.

Calamos Timpani SMID Growth Fund. The Board considered that the Fund's management fee rate is lower than the Expense Group median and that the Fund's total expense ratio is higher than the Expense Group median. The Board considered Fund's expenses in light of its short performance record.

Calamos Growth Fund. The Board considered that, while the Fund's management fee rate and total expense ratio are higher than the respective medians of the Fund's Expense Group, the Adviser continues to invest resources in the Fund to address performance and that the Board will continue to closely monitor the results of the Adviser's initiatives. The Board also reviewed the Fund's expenses in light of its recent performance record and the Adviser's conviction in the Fund's recent changes.

Calamos Growth and Income Fund. The Board considered that the Fund's management fee rate and total expense ratio are higher than the respective medians of the Fund's Expense Group. The Board reviewed the Fund's expenses in light of its performance record.

Calamos Dividend Growth Fund. The Board considered that the Fund's management fee rate is lower than its Expense Group median, though the Fund's total expense ratio is higher than its Expense Group median.

Calamos Select Fund. The Board considered that the Fund's management fee rate is lower than its Expense Group median, though the Fund's total expense ratio is higher than its Expense Group median. The Board noted, however, that the Fund's total expense ratio is within one basis point of the Expense Group median.

Calamos International Growth Fund. The Board considered that the Fund's management fee rate and total expense ratio are lower than the respective medians of the Fund's Expense Group. The Board also noted that the Fund's management fee is subject to a performance adjustment, which serves to lower the management fee during periods of underperformance.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Trustee Approval of Management Agreement (Unaudited)

Calamos Evolving World Growth Fund. The Board considered that the Fund's management fee rate and total expense ratio are higher than the respective medians of the Fund's Expense Group. The Board also reviewed the Fund's expenses in light of its performance record.

Calamos Global Equity Fund. The Board considered that, while the Fund's management fee rate and total expense ratio are higher than the respective medians of the Fund's Expense Group, the Fund's management fee is subject to a performance adjustment, which serves to lower the management fee during periods of underperformance. The Board also reviewed the Fund's expenses in light of its performance record.

Calamos Global Growth and Income Fund. The Board considered that the Fund's management fee rate and total expense ratio are higher than the respective medians of the Fund's Expense Group. The Board reviewed the Fund's expenses in light of its performance record.

Calamos Total Return Bond Fund. The Board considered that the Fund's management fee rate and total expense ratio are higher than the respective medians of the Fund's Expense Group. The Board reviewed the Fund's expenses in light of its performance record.

Calamos High Income Opportunities Fund. The Board considered that the Fund's management fee rate is lower than the Fund's Expense Group median and that the Fund's total expense ratio is higher than the Expense Group median, though it is within one basis point of the Expense Group median.

Calamos Short-Term Bond Fund. The Board considered that the Fund's management fee rate and total expense ratio are lower than the respective medians of the Fund's Expense Group.

Economies of Scale. The Board considered whether each Fund's management fee shares with shareholders potential economies of scale that may be achieved by the Adviser. The Board recognized that breakpoints in the fee schedule for each Fund could result in the sharing of economies of scale as Fund assets increase. The Board also considered the Adviser's agreement to reimburse each Fund for a portion of its expenses if the Fund's expense ratio otherwise would exceed a certain level. The Board also considered the benefits accruing to shareholders from the Adviser's investments into its infrastructure and investment processes. The Board concluded that the breakpoints in the fee schedule for each Fund allow shareholders to benefit from potential economies of scale that may be achieved by the Adviser.

Other Benefits Derived from the Relationship with the Funds. The Board also considered other benefits that accrue to the Adviser and its affiliates from their relationship with the Funds. The Board concluded that while the Adviser may potentially benefit from its relationship with the Funds in ways other than the fees payable by the Funds, the Funds also may benefit from their relationship with the Adviser in ways other than the services to be provided by the Adviser and its affiliates pursuant to their agreement with the Funds and the fees payable by the Funds.

The Board also considered the Adviser's use of a portion of the commissions paid by the Funds on their portfolio brokerage trans- actions to obtain research products and services benefiting the Funds and/or other clients of the Adviser and concluded, based on reports from the Funds' Chief Compliance Officer, that the Adviser's use of "soft" commission dollars to obtain research products and services was consistent with regulatory requirements.

After full consideration of the above factors as well as other factors that were instructive in their consideration, the Trustees, including all of the Independent Trustees, concluded that the continuation of the management agreement for each Fund with the Adviser was in the best interest of each respective Fund and its shareholders.

www.calamos.com

Trustees and Officers (Unaudited)

The management of the Trust, including general supervision of the duties performed for the Trust under the investment management agreement between the Trust and Calamos Advisors, is the responsibility of its board of trustees. Each trustee elected will hold office for the lifetime of the Trust or until such trustee's earlier resignation, death or removal; however, each trustee who is not an interested person of the Trust shall retire as a trustee at the end of the calendar year in which the trustee attains the age of 75 years. The Trust's Statement of Additional Information contains additional information about the Trust's Trustees and Officers and is available without charge, upon request, at www.calamos.com or by calling 800.582.6959.

The following table sets forth each trustee's name, year of birth, position(s) with the Trust, number of portfolios in the Calamos Fund Complex overseen, principal occupation(s) during the past five years and other directorships held, and date first elected or appointed. Each Trustee oversees each Fund of the Trust.

NAME AND YEAR OF BIRTH	POSITION(S) AND LENGTH OF TIME WITH THE TRUST	PORTFOLIOS IN FUND COMPLEX^ OVERSEEN	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS AND OTHER DIRECTORSHIPS
Trustees who are interested persons of the Trust:
John P. Calamos, Sr., (1940)*	Chairman, Trustee and President (since 1988)	26

Founder, Chairman and Global Chief Investment Officer, Calamos Asset Management, Inc. ("CAM"), Calamos Investments LLC ("CILLC"), Calamos Advisors LLC and its predecessor ("Calamos Advisors") and Calamos Wealth Management LLC ("CWM"); Director, CAM; and previously Chief Executive Officer, Calamos Financial Services LLC and its predecessor ("CFS"), CAM, CILLC, Calamos Advisors, and CWM

Trustees who are not interested persons of the Trust:
John E. Neal, (1950) Trustee (since 2001)	Lead Independent Trustee (since July 2019)	26

Retired; Private investor; formerly, Director, Equity Residential Trust (publicly-owned REIT); Director, Creation Investments (private international microfinance company); Director, Centrust Bank (Northbrook Illinois community bank); Director, Neuro-ID (private company providing prescriptive analytics for the risk industry); Partner, Linden LLC (health care private equity) (until 2018)

William R. Rybak, (1951)	Trustee (since 2002)	26

Private investor; Chairman (since 2016) and Director (since 2010), Christian Brothers Investment Services Inc.; Trustee, JNL Series Trust, JNL Investors Series Trust and JNL Variable Fund LLC (since 2007) and Jackson Variable Series Trust (since January 2018); JNL Strategic Income Fund LLC (2007-2018) (open-end mutual funds)**; Trustee, Lewis University (since 2012); formerly Director, Private Bancorp (2003-2017); Executive Vice President and Chief Financial Officer, Van Kampen Investments, Inc. and subsidiaries (investment manager)

Virginia G. Breen, (1964)	Trustee (since 2015)	26

Private Investor; Director, Paylocity Holding Corporation (since 2018); Trustee, Neuberger Berman Private Equity Registered Funds (registered private equity funds) (since 2015)***; Trustee, Jones Lang LaSalle Income Property Trust, Inc. (REIT) (since 2004); Director, UBS A&Q Fund Complex (closed-end funds) (since 2008)****; Director, Bank of America/US Trust Company (until 2015);

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Trustees and Officers (Unaudited)

NAME AND YEAR OF BIRTH	POSITION(S) AND LENGTH OF TIME WITH THE TRUST	PORTFOLIOS IN FUND COMPLEX^ OVERSEEN	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS AND OTHER DIRECTORSHIPS
Lloyd A. Wennlund, (1957)	Trustee (since 2018)	26

Trustee and Chairman of the Board, Datum One Series Trust (since 2020); Expert Affiliate, Bates Group, LLC (financial services consulting and expert testimony firm) (since 2018); Executive Vice President, The Northern Trust Company (1989-2017); President and Business Unit Head of Northern Funds and Northern Institutional Funds (1994-2017); Director, Northern Trust Investments (1998-2017); Governor (2004-2017) and Executive Committee member (2011-2017), Investment Company Institute Board of Governors; Member, Securities Industry Financial Markets Association (SIFMA) Advisory Council, Private Client Services Committee and Private Client Steering Group (2006-2017); Board Member, Chicago Advisory Board of the Salvation Army (2011-2019)

Karen L. Stuckey, (1953)	Trustee (since 2019)	26

Member (since 2015) of Desert Mountain Community Foundation Advisory Board (non-profit organization); Partner (1990-2012) of PricewaterhouseCoopers LLP (professional services firm) (held various positions 1975-1990); member of Executive, Nominating and Audit Committees and Chair of Finance Committee (1992-2006), and Emeritus Trustee (since 2007) of Lehigh University; Member, Women's Investment Management Forum (professional organization) (since inception); formerly, Trustee, Denver Board of Oppenheimer Funds (open-end mutual funds) (2012-2019)

Christopher M. Toub, (1959)	Trustee (since 2019)	26	Private investor; formerly, Director of Equities, Alliance Bernstein LP (until 2012)

*  Mr. Calamos, Sr. is an "interested person" of the Trust as defined in the 1940 Act because he is an officer of the Trust and an affiliate of Calamos Advisors and CFS.

**  Overseeing 161 portfolios in fund complex.

***  Overseeing five portfolios in fund complex.

****  Overseeing four portfolios in fund complex.

^  The Fund Complex consists of Calamos Investment Trust, Calamos Advisors Trust, Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Global Total Return Fund, Calamos Global Dynamic Income Fund, Calamos Dynamic Convertible and Income Fund and Calamos Long/Short Equity & Dynamic Income Trust.

The address of each trustee is 2020 Calamos Court, Naperville, Illinois 60563.

www.calamos.com

Trustees and Officers (Unaudited)

Officers. The preceding table gives information about John P. Calamos, Sr., who is Chairman, Trustee and President of the Trust. The following table sets forth each other officer's name, year of birth, position with the Trust and date first appointed to that position, and principal occupation(s) during the past five years. Each officer serves until his or her successor is chosen and qualified or until his or her resignation or removal by the board of trustees.

NAME AND YEAR OF BIRTH	POSITION(S) AND LENGTH OF TIME WITH THE TRUST	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS
John S. Koudounis, (1966)	Vice President (since 2016)	Chief Executive Officer, CAM, CILLC, Calamos Advisors, CWM and CFS (since 2016); Director CAM (since 2016); President and Chief Executive Officer (2010-2016), Mizuho Securities USA Inc.
Thomas E. Herman, (1961)	Vice President (since 2016) and Chief Financial Officer (2016- 2017) and since August 2019)	Chief Financial Officer, CAM, CILLC, Calamos Advisors, and CWM (since 2016); Chief Financial Officer and Treasurer, Harris Associates (2010-2016)
Stephen Atkins, (1965)	Treasurer (since March 2020)

Senior Vice President, Head of Fund Administration (since February 2020), Calamos Advisors; prior thereto, Consultant, Fund Accounting and Administration, Vx Capital Partners (March 2019-February 2020); Chief Financial Officer and Treasurer of SEC Registered Funds, and Senior Vice President, Head of European Special Purpose Vehicles Accounting and Administration, Avenue Capital Group (2010-2018)

Robert F. Behan, (1964)	Vice President (since 2013)

President (since 2015), Head of Global Distribution (since 2013), CAM, CILLC, Calamos Advisors, and CFS; prior thereto Executive Vice President (2013-2015); Senior Vice President (2009-2013), Head of U.S. Intermediary Distribution (2010-2013)

J. Christopher Jackson, (1951)	Vice President and Secretary (since 2010)	Senior Vice President, General Counsel and Secretary, CAM, CILLC, Calamos Advisors, CWM and CFS (since 2010); Director, Calamos Global Funds plc (since 2011)
Mark J. Mickey, (1951)	Chief Compliance Officer (since 2005)	Chief Compliance Officer, Calamos Funds (since 2005)

The address of each officer is 2020 Calamos Court, Naperville, Illinois 60563.

CALAMOS OPEN-END FAMILY OF FUNDS ANNUAL REPORT

Tax Information (Unaudited)

We are providing this information as required by the Internal Revenue Code (Code). The amounts shown may differ from those elsewhere in this report due to differences between tax and financial reporting requirements. In January 2021, shareholders will receive Form 1099-DIV which will include their share of qualified dividends and capital gains distributed during the calendar year 2020. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 852(b)(3)(C) of the Code, the Funds hereby designate the following amounts as capital gain dividends for the fiscal period ended October 31, 2020:

GLOBAL CONVERTIBLE FUND	TIMPANI SMALL CAP GROWTH FUND	GROWTH FUND	GROWTH AND INCOME FUND
$685,921	$3,965,879	$124,359,852	$48,414,893
DIVIDEND GROWTH FUND	GLOBAL EQUITY FUND	GLOBAL GROWTH AND INCOME FUND	SHORT-TERM BOND FUND
$1,897,928	$6,071,371	$1,482,083	$12,833

Under Section 854(b)(2) of the Code, the Funds hereby designate the following amounts, or the maximum amount allowable under the Code, as qualified dividends for the fiscal period ended October 31, 2020:

MARKET NEUTRAL INCOME FUND	HEDGED EQUITY FUND	PHINEUS LONG/SHORT FUND	CONVERTIBLE FUND
$88,724,789	$3,100,468	$9,608,690	$6,884,347
GLOBAL CONVERTIBLE FUND	TIMPANI SMALL CAP GROWTH FUND	TIMPANI SMID GROWTH FUND	GROWTH FUND
$823,136	$103,363	$16,828	$10,710,299
GROWTH AND INCOME FUND	DIVIDEND GROWTH FUND	SELECT FUND	INTERNATIONAL GROWTH FUND
$31,421,380	$76,944	$263,483	$1,606,329
EVOLVING WORLD GROWTH FUND	GLOBAL EQUITY FUND	GLOBAL GROWTH AND INCOME FUND	TOTAL RETURN BOND FUND
$282,485	$614,512	$1,911,130	$16
HIGH INCOME OPPORTUNITIES FUND	SHORT-TERM BOND FUND
$33,986	$60

Under Section 854(b)(2) of the Code, the Funds hereby designate the following percentage amounts of the ordinary income dividends as income qualifying for the dividends received deduction for the period ended October 31, 2020:

MARKET NEUTRAL INCOME FUND	HEDGED EQUITY FUND	PHINEUS LONG/SHORT FUND	CONVERTIBLE FUND
92%	100%	58%	34%
GROWTH AND INCOME FUND	DIVIDEND GROWTH FUND	SELECT FUND	EVOLVING WORLD GROWTH FUND
73%	100%	100%	22%
GLOBAL EQUITY FUND	GLOBAL GROWTH AND INCOME FUND	HIGH INCOME OPPORTUNITIES FUND
21%	35%	2%

At October 31, 2020, more than 50% of each of International Growth Fund and Evolving World Growth Fund total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to each fund on these investments. International Growth Fund and Evolving World Growth Fund elect to treat foreign taxes paid as allowed under Section 853 of the Code. This election will allow shareholders of record as of the 2020 distribution date to treat the proportionate share of foreign taxes paid by International Growth Fund and Evolving World Growth Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the distribution.

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MANAGING YOUR CALAMOS FUNDS INVESTMENTS

Calamos Investments offers several convenient means to monitor, manage and feel confident about your Calamos investment choice.

24-HOUR AUTOMATED SHAREHOLDER ASSISTANCE: 800.823.7386

Through a single toll-free number, Calamos 24-Hour Shareholder Assistance is fast and easy. Get fund prices and account balances, review recent transactions, order statements, literature and more.

PERSONAL ASSISTANCE: 800.582.6959

Dial this toll-free number to speak with a knowledgeable Client Services Representative who can help answer questions or address issues concerning your Calamos Fund.

ONLINE ACCOUNT MANAGEMENT:
www.calamos.com

Manage your personal account of Calamos Funds online at www.calamos.com. On your account access page, you can view account history and download data.

YOUR FINANCIAL ADVISOR

We encourage you to talk to your financial advisor to determine how the Calamos Funds can benefit your investment portfolio based on your financial goals, risk tolerance, time horizon and income needs.

This report, including the audited financial statements contained herein, is submitted for general information for the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless accompanied by a currently effective prospectus of the Funds. The views expressed in this report reflect those of Calamos Advisors LLC only through October 31, 2020.

A description of the Calamos Proxy Voting Policies and Procedures and the Funds' proxy voting record for the 12-month period ended June 30 are available free of charge upon request by calling 800.582.6959, by visiting the Calamos Web site at www.calamos.com, or by writing Calamos at: Calamos Investments, Attn: Client Services, 2020 Calamos Court, Naperville, IL 60563. The Funds' proxy voting record is also available free of charge by visiting the SEC Web site at www.sec.gov.

The Funds file a complete list of their portfolio holdings with the SEC for the first and third quarters each fiscal year as an exhibit to its reports on Form N-PORT. The Forms N-PORT are available free of charge, upon request, by calling or writing Calamos Investments at the phone number or address provided above or by visiting the SEC Web site at www.sec.gov. You may also review or, for a fee, copy the forms at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.732.0330.

FOR 24-HOUR AUTOMATED SHAREHOLDER ASSISTANCE: 800.823.7386

TO OBTAIN INFORMATION ABOUT YOUR INVESTMENTS: 800.582.6959

VISIT OUR WEB SITE: www.calamos.com

INVESTMENT ADVISER:
Calamos Advisors LLC
2020 Calamos Court
Naperville, IL 60563-2787

CUSTODIAN AND FUND ACCOUNTING AGENT:
State Street Bank and Trust Company
Boston, MA

TRANSFER AGENT:
U.S. Bank Global Fund Services
615 E. Michigan St., 3rd Floor
Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:
Deloitte & Touche LLP
Chicago, IL

LEGAL COUNSEL:
Ropes & Gray LLP
Chicago, IL

Visit our Web site for timely fund performance, detailed fund profiles, fund news and insightful market commentary.

2020 Calamos Court
Naperville, IL 60563-2787
800.582.6959
www.calamos.com

© 2020 Calamos Investments LLC. All Rights Reserved. Calamos® and Calamos Investments® are registered trademarks of Calamos Investments LLC.

MFANR 1631 2020

ITEM 2. CODE OF ETHICS.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or person performing similar functions.

(b) No response required.

(c) The registrant has not amended its Code of Ethics as it relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2 during the period covered by this report.

(d) The registrant has not granted a waiver or an implicit waiver from its Code of Ethics during the period covered by this report.

(e) Not applicable.

(f) (1) The registrant’s Code of Ethics is attached as an Exhibit hereto.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees has determined that it has five audit committee financial experts serving on its audit committee, each of whom is an independent Trustee for purpose of this N-CSR item: John E. Neal, William R. Rybak, Virginia G. Breen, Karen L. Stuckey and Christopher M. Toub. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert pursuant to this Item. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert pursuant to this Item does not affect the duties, obligations, or liabilities of any other member of the audit committee or board of trustees.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Fiscal Years Ended	10/31/2019	10/31/2020
Audit Fees (a)	$441,000	$458,885
Audit-Related Fees (b)	$160,500	$147,621
Tax Fees (c)	$615,586	$604,432
All Other Fees (d)	$-	$-
Total	$1,217,086	$1,210,938

(a) Audit fees are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-related fees are the aggregate fees billed in each of the last two fiscal years for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item 4.

(c) Tax fees are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

(d) All other fees are the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraph (a)-(c) of this Item 4.

(e) (1) Registrant’s audit committee meets with the principal accountants and management to review and pre-approve all audit services to be provided by the principal accountants.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the registrant, including the fees and other compensation to be paid to the principal accountants; provided that the pre-approval of non-audit services is waived if (i) the services were not recognized by management at the time of the engagement as non-audit services,(ii) the aggregate fees for all non-audit services provided to the registrant are less than 5% of the total fees paid by the registrant to its principal accountants during the fiscal year in which the non-audit services are provided, and (iii) such services are promptly brought to the attention of the audit committee by management and the audit committee approves them prior to the completion of the audit.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the investment adviser or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant if the engagement relates directly to the operations or financial reporting of the registrant, including the fees and other compensation to be paid to the principal accountants; provided that pre-approval of non-audit services to the adviser or an affiliate of the adviser is not required if (i) the services were not recognized by management at the time of the engagement as non-audit services, (ii) the aggregate fees for all non-audit services provided to the adviser and all entities controlling, controlled by or under common control with the adviser are less than 5% of the total fees for non-audit services requiring pre-approval under paragraph (e)(1)of this Item 4 paid by the registrant, the adviser or its affiliates to the registrant’s principal accountants during the fiscal year in which the non-audit services are provided, and (iii) such services are promptly brought to the attention of the audit committee by management and the audit committee approves them prior to the completion of the audit.

(e)(2) No percentage of the principal accountant’s fees or services described in each of paragraphs (b)—(d) of this Item were approved pursuant to the waiver provision paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The following table presents the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the registrant and the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the investment adviser or any entity controlling, controlled by or under common control of the adviser.

Fiscal Years Ended	10/31/2019	10/31/2020
Registrant	$615,586	$604,432
Investment Adviser	$—	$-

(h) No disclosures are required by this Item 4(h).

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

(a) Included in the Report to Shareholders in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No material changes.

ITEM 11. CONTROLS AND PROCEDURES.

a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and timely reported.

b) There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Code of Ethics

(a)(2)(i) Certification of Principal Executive Officer.

(a)(2)(ii) Certification of Principal Financial Officer.

(a)(3) Not applicable.

(a)(4) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Calamos Investment Trust

By:	/s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	December 29, 2020

By:	/s/ Thomas E. Herman
Name:	Thomas E. Herman
Title:	Principal Financial Officer
Date:	December 29, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	December 29, 2020

By:	/s/ Thomas E. Herman
Name:	Thomas E. Herman
Title:	Principal Financial Officer
Date:	December 29, 2020